UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2020 (Unaudited)

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	35.16%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$764,985

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Plug Power Inc. and Penn National Gaming Inc. and its out-of-Benchmark position in Ollie’s Bargain Outlet Holdings Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of Penn National Gaming, a provider of online betting and casino games, rose after voters in several U.S. states approved expanded sports betting and other gambling operations in the November 3, 2020 elections. Shares of Ollie’s Bargain Outlets Holdings, a discount retailer, fell as investors sold the stock after a run-up in the company’s share price during the early part of the reporting period.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Enphase Energy Inc. and Farfetch Ltd. and its overweight position in Twist Bioscience Corp. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Farfetch, a U.K. online platform for luxury fashion retailers, rose amid consumer migration to online purchases. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against Covid-19 and its variants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ITT, Inc.	1.0%
2.	Lithia Motors, Inc., Class A	0.9
3.	Applied Industrial Technologies, Inc.	0.9
4.	Helen of Troy Ltd.	0.9
5.	Texas Roadhouse, Inc.	0.9
6.	Performance Food Group Co.	0.8
7.	WSFS Financial Corp.	0.8
8.	Simpson Manufacturing Co., Inc.	0.7
9.	Premier Financial Corp.	0.7
10.	Advanced Drainage Systems, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.8%
Information Technology	15.3
Financials	15.3
Health Care	13.8
Consumer Discretionary	11.3
Real Estate	5.6
Consumer Staples	3.4
Materials	3.1
Communication Services	2.7
Utilities	2.6
Energy	2.2
Short-Term Investments	6.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		28.06%	18.16%	17.72%	13.29%
Without Sales Charge		35.16	24.72	18.99	13.90
CLASS C SHARES	January 7, 1998
With CDSC***		33.80	23.02	18.39	13.45
Without CDSC		34.80	24.02	18.39	13.45
CLASS I SHARES	April 5, 1999	35.33	24.99	19.29	14.22
CLASS R6 SHARES	July 2, 2018	35.51	25.29	19.59	14.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	38.49%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$417,789

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Immunomedics Inc. and its overweight positions in Renewable Energy Group Inc. and Owens & Minor Inc. Shares of Immunomedics, a drug development company, rose ahead of its acquisition by Gilead Sciences Inc. for $21 billion. Shares of Renewable Energy Group, a biofuels manufacturer, rose after the company reported better-than-expected revenues and amid investor expectations for increased government investment in renewable energy. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020.

Leading individual detractors from relative performance included the Fund’s overweight position in Argan Inc. and its underweight positions in Plug Power Inc. and MyoKardia Inc. Shares of Argan, a power plant builder, fell late in the period following a run-up in the stock after reporting better-than-expected results for the first quarter of 2020 and the company’s announcement of a special dividend to shareholders. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of MyoKardia, a drug development company not held in the Fund, rose ahead of Bristol Myers Squibb Co.’s planned $13.1 billion acquisition of the company.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	WESCO International, Inc.	0.9
3.	ArcBest Corp.	0.8
4.	AdaptHealth Corp.	0.7
5.	MicroStrategy, Inc., Class A	0.7
6.	Renewable Energy Group, Inc.	0.7
7.	Cornerstone OnDemand, Inc.	0.7
8.	TTEC Holdings, Inc.	0.7
9.	Korn Ferry	0.7
10.	Horizon Therapeutics plc	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	18.2%
Industrials	14.7
Financials	14.1
Information Technology	12.1
Consumer Discretionary	9.8
Real Estate	5.4
Materials	5.3
Communication Services	4.2
Energy	2.6
Utilities	2.3
Consumer Staples	1.9
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	May 31, 2016
With Sales Charge**		30.92%	7.45%	10.01%	10.55%
Without Sales Charge		38.16	13.40	11.21	11.15
CLASS C SHARES	May 31, 2016
With CDSC***		36.82	11.84	10.70	10.89
Without CDSC		37.82	12.84	10.70	10.89
CLASS I SHARES	January 3, 2017	38.35	13.68	11.49	11.29
CLASS R2 SHARES	July 31, 2017	37.98	13.11	10.89	10.60
CLASS R3 SHARES	July 31, 2017	38.18	13.41	11.16	10.88
CLASS R4 SHARES	July 31, 2017	38.34	13.68	11.44	11.16
CLASS R5 SHARES	January 1, 1997	38.49	13.89	11.66	11.37
CLASS R6 SHARES	May 31, 2016	38.52	13.98	11.72	11.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund and the Russell 2000 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	31.91%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$8,281,531

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in BJ’s Wholesale Club Holdings Inc., its out-of-Benchmark position in Thor Industries Inc. and its underweight position in Plug Power Inc. Shares of BJ’s Wholesale Club Holdings, a discount supermarket chain, underperformed the broader market after a run-up in the stock early in the reporting period driven by earnings growth. Shares of Thor Industries, a manufacturer of recreational vehicles, fell following a run-up in the stock in the first half of 2020. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Generac Holdings Inc. and Eaton Vance Corp. and its overweight position in WillScot Mobile Mini Holdings Corp. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Eaton Vance, an investment services provider, rose after the company agreed to be acquired by Morgan Stanley for about $7 billion. Shares of WillScot Mobile Mini Holdings, a provider of storage and related services, rose amid commercial demand for storage due to the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.4%
2.	AptarGroup, Inc.	2.3
3.	Performance Food Group Co.	2.0
4.	Encompass Health Corp.	1.7
5.	Q2 Holdings, Inc.	1.7
6.	WillScot Mobile Mini Holdings Corp.	1.6
7.	RBC Bearings, Inc.	1.6
8.	Lincoln Electric Holdings, Inc.	1.5
9.	Molina Healthcare, Inc.	1.5
10.	MSA Safety, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	20.7%
Financials	17.2
Information Technology	14.4
Health Care	13.1
Consumer Discretionary	9.4
Real Estate	6.3
Materials	6.1
Consumer Staples	5.0
Utilities	1.9
Exchange-Traded Fund	0.8
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		24.99%	11.94%	12.81%	12.15%
Without Sales Charge		31.91	18.15	14.03	12.76
CLASS C SHARES	February 19, 2005
With CDSC***		30.60	16.63	13.49	12.31
Without CDSC		31.60	17.63	13.49	12.31
CLASS I SHARES	May 7, 1996	32.11	18.51	14.35	13.08
CLASS R2 SHARES	November 3, 2008	31.78	17.93	13.77	12.48
CLASS R3 SHARES	September 9, 2016	31.95	18.22	14.06	12.77
CLASS R4 SHARES	September 9, 2016	32.11	18.52	14.35	13.08
CLASS R5 SHARES	May 15, 2006	32.24	18.73	14.57	13.30
CLASS R6 SHARES	May 31, 2016	32.28	18.80	14.63	13.33

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	47.37%
Russell 2000 Growth Index	38.88%

Net Assets as of 12/31/2020 (In Thousands)	$6,332,988

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials sector was a sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Enphase Energy Inc. and Farfetch Ltd. and its overweight position in Twist Bioscience Corp. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Farfetch, a U.K. online platform for luxury fashion retailers, rose amid consumer migration to online purchases. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against Covid-19 and its variants.

Leading individual detractors from relative performance included the Fund’s underweight position in Plug Power Inc. and its out-of-Benchmark positions in ADC Therapeutics SA and Ollie’s Bargain Outlet Holdings Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of ADC Therapeutics, a Swiss drug development company, fell following a run-up in the share price at the company’s initial public offering in May 2020. Shares of Ollie’s Bargain Outlets Holdings, a discount retailer, fell after a run-up in the company’s share price earlier in the year.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Drainage Systems, Inc.	1.7%
2.	Natera, Inc.	1.6
3.	Halozyme Therapeutics, Inc.	1.4
4.	Twist Bioscience Corp.	1.4
5.	Freshpet, Inc.	1.4
6.	Enphase Energy, Inc.	1.3
7.	iRhythm Technologies, Inc.	1.3
8.	National Vision Holdings, Inc.	1.3
9.	Entegris, Inc.	1.3
10.	Itron, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	28.4%
Information Technology	25.6
Industrials	13.6
Consumer Discretionary	11.6
Consumer Staples	3.6
Financials	3.5
Communication Services	3.0
Real Estate	0.9
Short-Term Investments	9.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		39.61%	50.84%	24.53%	16.69%
Without Sales Charge		47.37	59.21	25.88	17.32
CLASS C SHARES	November 4, 1997
With CDSC***		45.97	57.34	25.23	16.84
Without CDSC		46.97	58.34	25.23	16.84
CLASS I SHARES	March 26, 1996	47.52	59.60	26.19	17.61
CLASS L SHARES	February 19, 2005	47.61	59.78	26.37	17.78
CLASS R2 SHARES	November 3, 2008	47.14	58.80	25.55	17.01
CLASS R3 SHARES	July 31, 2017	47.40	59.17	25.87	17.32
CLASS R4 SHARES	July 31, 2017	47.52	59.55	26.19	17.61
CLASS R5 SHARES	September 9, 2016	47.62	59.78	26.37	17.78
CLASS R6 SHARES	November 30, 2010	47.72	59.96	26.50	17.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	36.21%
Russell 2000 Value Index	36.77%

Net Assets as of 12/31/2020 (In Thousands)	$1,219,112

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2020.

The Fund’s security selection and underweight position in the consumer discretionary sector and its security selection in the industrials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Now Inc. and Eastman Kodak Co., and its underweight position in Brookfield Renewable Corp. Shares of Now, a distributor of products and service to the energy sector, fell after the company reported a loss and lower-than-expected revenue for the second quarter of 2020. Shares of Eastman Kodak, a provider of printing and imaging products and services, fell after the company reported consecutive quarters of per-share losses as well as a decline in revenue and negative cash flow for the third quarter of 2020. Shares of Brookfield Renewable, an operator of hydroelectric, wind and solar power plants that was not held in the Fund, rose amid investor expectations for increased government investment in renewable energy projects in the U.S. and Europe.

Leading individual contributors to relative performance included the Fund’s overweight positions in Owens & Minor Inc., SunPower Corp. and Gogo Inc. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020. Shares of SunPower, a provider of solar energy equipment and services, rose amid investor expectations for increased government investment in renewable energy projects in the U.S. and Europe. Shares of Gogo, a provider of in-flight broadband services to the aviation industry, rose after the company announced it would sell its commercial aviation business to Intelsat SA for $400 million.

HOW WAS THE FUND POSITIONED?

In accordance its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CIT Group, Inc.	1.0%
2.	Cathay General Bancorp	0.9
3.	EMCOR Group, Inc.	0.8
4.	Stifel Financial Corp.	0.7
5.	Builders FirstSource, Inc.	0.7
6.	Darling Ingredients, Inc.	0.7
7.	UMB Financial Corp.	0.7
8.	Sunstone Hotel Investors, Inc.	0.7
9.	CNO Financial Group, Inc.	0.7
10.	TRI Pointe Group, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.9%
Industrials	17.5
Consumer Discretionary	11.2
Real Estate	7.2
Materials	6.3
Health Care	5.6
Information Technology	5.3
Energy	3.9
Utilities	3.6
Communication Services	3.0
Consumer Staples	2.2
Short-Term Investments	9.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	January 27, 1995
With Sales Charge**		28.90%	0.23%	6.41%	7.45%
Without Sales Charge		36.02	5.79	7.56	8.04
CLASS C SHARES	March 22, 1999
With CDSC***		34.66	4.28	7.00	7.52
Without CDSC		35.66	5.28	7.00	7.52
CLASS I SHARES	January 27, 1995	36.21	6.14	7.84	8.31
CLASS R2 SHARES	November 3, 2008	35.85	5.58	7.29	7.76
CLASS R3 SHARES	September 9, 2016	36.00	5.81	7.56	8.03
CLASS R4 SHARES	September 9, 2016	36.19	6.13	7.82	8.29
CLASS R5 SHARES	May 15, 2006	36.28	6.22	7.98	8.43
CLASS R6 SHARES	February 22, 2005	36.34	6.32	8.09	8.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan SMID Cap Equity Fund(1)

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	25.83%
Russell 2500 Index	34.90%
Russell Midcap Index	28.86%

Net Assets as of 12/31/2020 (In Thousands)	$403,045

INVESTMENT OBJECTIVE**

The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

INVESTMENT PROCESS

The Fund implemented a new investment process effective November 1, 2020, and no longer uses an investment process based on behavioral finance principals. The new process employs a fundamental bottom-up investment process to invest in a diversified portfolio of small to mid-cap stocks — similar to those in the Russell 2500 Index — and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2500 Index (the “Benchmark”) and the Russell Midcap Index for the six months ended December 31, 2020. As a result of the change in investment strategy and process, the turnover of securities held in the Fund during the period was high compared with previous reporting periods, on an annualized basis, but did not have a significant impact on performance.

Relative to the Benchmark, the Fund’s security selection in the industrials and health care sectors was a leading detractor from performance, while the Fund’s security selection in the financials sector was the sole sector contributor to performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s out-of-Benchmark positions in Centene Corp. and Waste Connections Inc., and its overweight position in Pool Corp. Shares of Centene, a provider of managed health care plans, fell after the company provided a lower-than-expected earnings forecast for its fiscal year 2021. Shares of Waste Connections, a waste collection, transport and recycling company, underperformed the broader market following a run-up in its stock price driven by better-than-expected quarterly earnings. Shares of Pool, a provider of swimming pools and related products, underperformed the market following a run-up in its stock price earlier in 2020.

Leading individual contributors to performance relative to the Benchmark included the Fund’s out-of-Benchmark position in

Unity Software Inc. and its overweight positions in Timken Co. and Wex Inc. Shares of Unity Software, a provider of software for video content development, rose after the company reported better-than-expected earnings and revenue for its first quarter following the company’s initial public offering in September 2020. Shares of Timken, a maker of industrial machinery and equipment, rose after the company reported better-than-expected earnings for the third quarter of 2020 and increased its quarterly dividend. Shares of Wex, a provider of payment processing systems, rose amid investor expectations that the company would benefit from pent-up demand during potential economic recovery in 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued and have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the information technology and industrials sectors and the smallest allocations were to the energy and communications services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.3%
2.	Pool Corp.	2.2
3.	SS&C Technologies Holdings, Inc.	2.0
4.	Molina Healthcare, Inc.	1.8
5.	Waste Connections, Inc.	1.8
6.	AptarGroup, Inc.	1.7
7.	Catalent, Inc.	1.6
8.	Performance Food Group Co.	1.5
9.	West Pharmaceutical Services, Inc.	1.5
10.	Encompass Health Corp.	1.4

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	22.0%
Financials	16.5
Information Technology	15.7
Health Care	13.5
Consumer Discretionary	10.7
Real Estate	6.3
Consumer Staples	5.6
Materials	4.1
Utilities	2.3
Short-Term Investments	3.3

(1)

On November 1, 2020, the Intrepid Mid Cap Fund was renamed, its investment strategy, investment process and portfolio management team were changed and its benchmark equity index was changed to the Russell 2500 Index from the Russell Midcap Index.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		19.04%	4.16%	8.55%	10.03%
Without Sales Charge		25.63	9.91	9.73	10.62
CLASS C SHARES	March 22, 1999
With CDSC***		24.27	8.34	9.13	10.09
Without CDSC		25.27	9.34	9.13	10.09
CLASS I SHARES	June 1, 1991	25.83	10.20	10.00	10.90
CLASS R3 SHARES	September 9, 2016	25.65	9.89	9.73	10.62
CLASS R4 SHARES	September 9, 2016	25.75	10.13	9.99	10.89
CLASS R6 SHARES	November 2, 2015	25.96	10.44	10.27	11.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund, the Russell Midcap Index and the Russell 2500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index and the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell

Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future. Also on November 1, 2020, the Fund’s Benchmark changed from Russell Midcap Index to Russell 2500 Index because the adviser believes that the Russell 2500 Index is a more appropriate comparison in light of the Fund’s new name and investment strategies.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	37.91%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$986,894

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Seres Therapeutics Inc., Owens & Minor Inc. and MyoKardia Inc. Shares of Seres Therapeutics, a drug development company, rose after the company reported positive results from its Phase 3 clinical trial of its treatment for Clostridium difficile infection. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020. Shares of MyoKardia, a drug development company, rose ahead of Bristol Myers Squibb Co.’s planned $13.1 billion acquisition of the company.

Leading individual detractors from relative performance included the Fund’s underweight position in Plug Power Inc. and its overweight positions in Now Inc. and Tri Pointe Group Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of Now, a distributor of products and services to the energy sector, fell after the company reported a loss and lower-than-expected revenue for the second quarter of 2020. Shares of Tri Pointe Group, a home builder, underperformed the broader markets after a pullback in a key measure of U.S. consumer home buying sentiment.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cinemark Holdings, Inc.	1.0%
2.	TRI Pointe Group, Inc.	0.8
3.	Darling Ingredients, Inc.	0.8
4.	AdaptHealth Corp.	0.8
5.	EMCOR Group, Inc.	0.7
6.	Avaya Holdings Corp.	0.7
7.	Builders FirstSource, Inc.	0.7
8.	Wabash National Corp.	0.6
9.	Allscripts Healthcare Solutions, Inc.	0.6
10.	Perspecta, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	18.4%
Industrials	14.6
Financials	13.7
Information Technology	12.7
Consumer Discretionary	10.8
Materials	4.6
Real Estate	4.3
Communication Services	3.7
Consumer Staples	2.5
Utilities	2.3
Energy	2.1
Short-Term Investments	10.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		30.40%	11.53%	9.16%	10.15%
Without Sales Charge		37.61	17.70	10.34	10.74
CLASS C SHARES	November 1, 2007
With CDSC***		36.22	16.09	9.77	10.30
Without CDSC		37.22	17.09	9.77	10.30
CLASS I SHARES	September 10, 2001	37.72	17.99	10.62	11.02
CLASS L SHARES	November 4, 1993	37.91	18.20	10.80	11.20
CLASS R2 SHARES	November 1, 2011	37.37	17.42	10.04	10.49
CLASS R3 SHARES	September 9, 2016	37.63	17.74	10.35	10.74
CLASS R4 SHARES	September 9, 2016	37.75	17.98	10.61	11.02
CLASS R5 SHARES	September 9, 2016	37.89	18.21	10.78	11.19
CLASS R6 SHARES	November 1, 2011	37.87	18.32	10.90	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from

December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 0.5%

Curtiss-Wright Corp.	33	3,802

Airlines — 0.4%

Allegiant Travel Co.	17	3,232

Auto Components — 0.6%

Fox Factory Holding Corp. *	27	2,864

LCI Industries	15	1,891

		4,755

Automobiles — 0.4%

Winnebago Industries, Inc.	49	2,956

Banks — 8.7%

BancFirst Corp. (a)	77	4,515

Camden National Corp.	112	3,995

City Holding Co.	33	2,325

Columbia Banking System, Inc.	155	5,577

Community Trust Bancorp, Inc.	69	2,571

Cullen/Frost Bankers, Inc.	26	2,263

First Busey Corp.	229	4,938

First Commonwealth Financial Corp.	330	3,605

First Financial Bancorp	150	2,624

First Financial Bankshares, Inc.	60	2,155

First Hawaiian, Inc.	116	2,726

First Merchants Corp.	145	5,407

Heritage Commerce Corp. (a)	366	3,250

Heritage Financial Corp.	42	981

Independent Bank Corp.	226	4,167

Independent Bank Corp. (a)	60	4,378

Lakeland Bancorp, Inc.	323	4,108

Simmons First National Corp., Class A	232	5,003

Trustmark Corp.	84	2,285

		66,873

Beverages — 0.3%

Primo Water Corp.	168	2,642

Biotechnology — 7.9%

ACADIA Pharmaceuticals, Inc. *	24	1,284

ADC Therapeutics SA (Switzerland) *	62	1,999

Alector, Inc. *	54	819

Allogene Therapeutics, Inc. * (a)	26	655

Amicus Therapeutics, Inc. *	156	3,611

Arrowhead Pharmaceuticals, Inc. *	44	3,405

Atara Biotherapeutics, Inc. *	112	2,202

Avrobio, Inc. *	87	1,208

Biohaven Pharmaceutical Holding Co. Ltd. *	35	3,008

Blueprint Medicines Corp. *	31	3,423

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Bridgebio Pharma, Inc. * (a)	38	2,685

Coherus Biosciences, Inc. * (a)	106	1,845

FibroGen, Inc. * (a)	43	1,583

G1 Therapeutics, Inc. * (a)	51	925

Generation Bio Co. * (a)	22	629

Global Blood Therapeutics, Inc. *	20	848

Halozyme Therapeutics, Inc. * (a)	113	4,836

Heron Therapeutics, Inc. * (a)	87	1,832

Homology Medicines, Inc. *	58	653

Intercept Pharmaceuticals, Inc. *	20	490

Kronos Bio, Inc. * (a)	39	1,172

Mirati Therapeutics, Inc. *	9	1,877

Natera, Inc. *	54	5,333

Orchard Therapeutics plc, ADR (United Kingdom) *	70	304

REGENXBIO, Inc. *	40	1,797

Relay Therapeutics, Inc. * (a)	40	1,644

REVOLUTION Medicines, Inc. *	34	1,328

Rubius Therapeutics, Inc. * (a)	71	542

Sage Therapeutics, Inc. *	26	2,287

Twist Bioscience Corp. *	33	4,680

Viela Bio, Inc. * (a)	34	1,207

		60,111

Building Products — 3.7%

Advanced Drainage Systems, Inc.	68	5,692

AZEK Co., Inc. (The) *	39	1,481

CSW Industrials, Inc.	35	3,946

Gibraltar Industries, Inc. *	56	4,038

Simpson Manufacturing Co., Inc.	65	6,048

Trex Co., Inc. *	37	3,106

UFP Industries, Inc.	75	4,161

		28,472

Capital Markets — 1.8%

Evercore, Inc., Class A	29	3,219

Focus Financial Partners, Inc., Class A *	48	2,087

LPL Financial Holdings, Inc.	55	5,690

Virtus Investment Partners, Inc.	12	2,553

		13,549

Chemicals — 2.2%

Hawkins, Inc.	67	3,506

Innospec, Inc.	52	4,692

Stepan Co.	33	3,953

Valvoline, Inc.	185	4,285

		16,436

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Commercial Services & Supplies — 2.5%

Brady Corp., Class A	107	5,632

Cimpress plc (Ireland) * (a)	34	2,997

Deluxe Corp.	70	2,037

Kimball International, Inc., Class B	191	2,282

McGrath RentCorp	51	3,437

MSA Safety, Inc.	21	3,089

		19,474

Communications Equipment — 0.5%

Ciena Corp. *	33	1,744

Viavi Solutions, Inc. *	151	2,260

		4,004

Construction & Engineering — 0.6%

Comfort Systems USA, Inc.	86	4,521

Consumer Finance — 0.2%

PROG Holdings Inc.	32	1,698

Containers & Packaging — 0.9%

Graphic Packaging Holding Co.	208	3,525

Pactiv Evergreen, Inc. *	51	920

Silgan Holdings, Inc.	58	2,161

		6,606

Diversified Consumer Services — 0.2%

Bright Horizons Family Solutions, Inc. *	11	1,822

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A * (a)	20	3,074

Iridium Communications, Inc. *	110	4,345

		7,419

Electric Utilities — 0.3%

Portland General Electric Co.	49	2,083

Electrical Equipment — 0.2%

Vertiv Holdings Co. (a)	97	1,804

Electronic Equipment, Instruments & Components — 3.6%

CTS Corp.	106	3,632

ePlus, Inc. *	25	2,174

Fabrinet (Thailand) *	30	2,342

II-VI, Inc. * (a)	53	4,018

Insight Enterprises, Inc. *	57	4,339

Itron, Inc. *	45	4,332

Littelfuse, Inc.	14	3,590

Plexus Corp. *	37	2,887

		27,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 5.9%

American Campus Communities, Inc. (a)	84	3,596

American Homes 4 Rent, Class A	155	4,654

Brixmor Property Group, Inc.	214	3,541

CubeSmart	38	1,280

Equity Commonwealth	129	3,528

Highwoods Properties, Inc.	70	2,774

JBG SMITH Properties	88	2,745

Rayonier, Inc.	127	3,723

Rexford Industrial Realty, Inc.	94	4,622

RLJ Lodging Trust	216	3,053

Sunstone Hotel Investors, Inc.	399	4,522

Terreno Realty Corp.	81	4,752

Washington	101	2,191

		44,981

Food & Staples Retailing — 1.5%

BJ’s Wholesale Club Holdings, Inc. *	51	1,912

Grocery Outlet Holding Corp. * (a)	59	2,332

Performance Food Group Co. *	144	6,858

		11,102

Food Products — 1.4%

Flowers Foods, Inc.	136	3,068

Freshpet, Inc. *	32	4,597

J&J Snack Foods Corp.	21	3,288

		10,953

Gas Utilities — 1.4%

Chesapeake Utilities Corp.	29	3,098

ONE Gas, Inc.	57	4,366

Southwest Gas Holdings, Inc.	53	3,193

		10,657

Health Care Equipment & Supplies — 2.2%

iRhythm Technologies, Inc. *	19	4,460

Nevro Corp. *	22	3,835

Outset Medical, Inc. * (a)	23	1,284

Shockwave Medical, Inc. * (a)	36	3,742

Utah Medical Products, Inc.	39	3,271

		16,592

Health Care Providers & Services — 2.6%

Acadia Healthcare Co., Inc. *	45	2,274

Amedisys, Inc. *	13	3,673

Encompass Health Corp.	55	4,560

Ensign Group, Inc. (The)	59	4,320

Oak Street Health, Inc. * (a)	17	1,048

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Providence Service Corp. (The) *	27	3,695

		19,570

Health Care Technology — 0.5%

Accolade, Inc. * (a)	55	2,409

Evolent Health, Inc., Class A *	98	1,566

		3,975

Hotels, Restaurants & Leisure — 2.3%

Boyd Gaming Corp. *	84	3,618

Cheesecake Factory, Inc. (The) (a)	47	1,746

Cracker Barrel Old Country Store, Inc.	21	2,792

Planet Fitness, Inc., Class A *	31	2,380

Texas Roadhouse, Inc.	89	6,947

		17,483

Household Durables — 2.1%

Helen of Troy Ltd. *	31	6,951

La-Z-Boy, Inc.	70	2,779

M/I Homes, Inc. *	47	2,085

MDC Holdings, Inc.	47	2,287

TRI Pointe Group, Inc. *	95	1,644

		15,746

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.	21	3,268

Insurance — 2.4%

James River Group Holdings Ltd.	33	1,626

Lemonade, Inc. * (a)	10	1,241

Old Republic International Corp.	157	3,096

Safety Insurance Group, Inc.	31	2,450

Selective Insurance Group, Inc.	66	4,438

Selectquote, Inc. *	64	1,334

Third Point Reinsurance Ltd. (Bermuda) *	244	2,326

Universal Insurance Holdings, Inc.	130	1,957

		18,468

Interactive Media & Services — 0.2%

MediaAlpha, Inc., Class A *	39	1,541

Internet & Direct Marketing Retail — 0.4%

Farfetch Ltd., Class A (United Kingdom) *	25	1,607

RealReal, Inc. (The) * (a)	76	1,487

		3,094

IT Services — 1.9%

Globant SA (Argentina) *	14	3,093

I3 Verticals, Inc., Class A *	60	1,979

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

LiveRamp Holdings, Inc. *	26	1,872

ManTech International Corp., Class A	41	3,629

Repay Holdings Corp. *	19	507

Science Applications International Corp.	34	3,261

		14,341

Leisure Products — 0.3%

Johnson Outdoors, Inc., Class A	20	2,254

Life Sciences Tools & Services — 0.8%

Adaptive Biotechnologies Corp. *	12	732

Berkeley Lights, Inc. * (a)	18	1,567

Personalis, Inc. *	64	2,327

Seer, Inc. *	23	1,275

		5,901

Machinery — 6.6%

Alamo Group, Inc.	31	4,228

Allison Transmission Holdings, Inc.	73	3,145

Blue Bird Corp. *	245	4,473

Graco, Inc.	41	2,947

Hillenbrand, Inc.	128	5,087

ITT, Inc.	110	8,481

John Bean Technologies Corp.	33	3,732

Kadant, Inc.	34	4,804

Lincoln Electric Holdings, Inc.	41	4,713

Mueller Industries, Inc.	102	3,582

Watts Water Technologies, Inc., Class A	44	5,395

		50,587

Media — 1.7%

Cardlytics, Inc. * (a)	15	2,200

Gray Television, Inc. *	139	2,488

New York Times Co. (The), Class A	65	3,358

Nexstar Media Group, Inc., Class A	44	4,798

		12,844

Metals & Mining — 0.3%

Warrior Met Coal, Inc.	112	2,395

Multiline Retail — 0.2%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	18	1,439

Multi-Utilities — 0.3%

Unitil Corp.	58	2,574

Oil, Gas & Consumable Fuels — 2.3%

CNX Resources Corp. *	248	2,679

Delek US Holdings, Inc.	99	1,584

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

EQT Corp.	182	2,308

Equitrans Midstream Corp.	236	1,899

Matador Resources Co. *	347	4,188

PDC Energy, Inc. *	236	4,845

		17,503

Personal Products — 0.4%

Inter Parfums, Inc.	53	3,201

Pharmaceuticals — 0.7%

Arvinas, Inc. * (a)	38	3,195

Revance Therapeutics, Inc. *	79	2,227

		5,422

Professional Services — 0.7%

ASGN, Inc. *	19	1,619

CBIZ, Inc. *	84	2,242

FTI Consulting, Inc. *	14	1,532

		5,393

Road & Rail — 0.9%

Marten Transport Ltd.	162	2,783

Saia, Inc. *	24	4,320

		7,103

Semiconductors & Semiconductor Equipment — 4.5%

CMC Materials, Inc.	16	2,492

Cree, Inc. *	29	3,025

Enphase Energy, Inc. *	26	4,526

Entegris, Inc.	45	4,364

Inphi Corp. *	23	3,664

MKS Instruments, Inc.	25	3,747

Onto Innovation, Inc. *	97	4,602

Rambus, Inc. *	111	1,943

Semtech Corp. *	38	2,704

SolarEdge Technologies, Inc. *	9	3,020

		34,087

Software — 5.6%

Anaplan, Inc. *	53	3,789

Avalara, Inc. *	7	1,175

Bill.Com Holdings, Inc. *	11	1,567

Blackline, Inc. *	31	4,115

CyberArk Software Ltd. *	17	2,801

Duck Creek Technologies, Inc. *	54	2,325

Elastic NV *	26	3,843

Envestnet, Inc. *	39	3,245

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Everbridge, Inc. * (a)	20	2,999

Jamf Holding Corp. *	12	363

JFrog Ltd. (Israel) * (a)	28	1,759

Medallia, Inc. * (a)	53	1,754

nCino, Inc. *	9	675

Ping Identity Holding Corp. *	49	1,410

Q2 Holdings, Inc. *	16	2,078

Smartsheet, Inc., Class A *	47	3,267

Upland Software, Inc. *	88	4,045

Vertex, Inc., Class A * (a)	53	1,857

		43,067

Specialty Retail — 3.0%

Floor & Decor Holdings, Inc., Class A *	29	2,703

Leslie’s, Inc. * (a)	36	997

Lithia Motors, Inc., Class A	25	7,304

National Vision Holdings, Inc. *	101	4,556

Sleep Number Corp. *	24	1,927

Urban Outfitters, Inc. *	106	2,710

Williams-Sonoma, Inc. (a)	28	2,882

		23,079

Technology Hardware, Storage & Peripherals — 0.2%

Corsair Gaming, Inc. * (a)	39	1,417

Textiles, Apparel & Luxury Goods — 2.5%

Carter’s, Inc.	59	5,527

Columbia Sportswear Co.	12	1,054

Kontoor Brands, Inc. (a)	102	4,143

Oxford Industries, Inc.	67	4,404

Steven Madden Ltd.	108	3,811

		18,939

Thrifts & Mortgage Finance — 3.0%

Flagstar Bancorp, Inc.	71	2,877

PennyMac Financial Services, Inc.	53	3,491

Premier Financial Corp.	251	5,783

Radian Group, Inc.	212	4,299

WSFS Financial Corp.	152	6,838

		23,288

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	92	7,194

GMS, Inc. *	79	2,397

Rush Enterprises, Inc., Class A	51	2,125

SiteOne Landscape Supply, Inc. *	23	3,611

Systemax, Inc.	46	1,637

		16,964

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Water Utilities — 0.8%

American States Water Co.	33	2,606

Middlesex Water Co.	48	3,445

		6,051

Total Common Stocks (Cost $553,160)		754,852

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	51	—	(c)

	SHARES (000)
Short-Term Investments — 7.3%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $16,092)	16,088	16,096

Investment of Cash Collateral from Securities Loaned — 5.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	30,005	30,008

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	10,145	10,145

Total Investment of Cash Collateral from Securities Loaned (Cost $40,154)		40,153

Total Short-Term Investments (Cost $56,246)		56,249

Total Investments — 106.0% (Cost $609,406)		811,101
Liabilities in Excess of Other Assets — (6.0)%		(46,116)

NET ASSETS — 100.0%		764,985

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $38,841,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 0.9%

AAR Corp.	37	1,326

Aerojet Rocketdyne Holdings, Inc. *	4	217

Astronics Corp. *	35	460

Ducommun, Inc. *	10	532

Moog, Inc., Class A	4	305

Park Aerospace Corp.	8	100

Triumph Group, Inc.	13	161

Vectrus, Inc. *	17	821

		3,922

Air Freight & Logistics — 0.6%

Atlas Air Worldwide Holdings, Inc. *	1	66

Echo Global Logistics, Inc. *	8	217

Hub Group, Inc., Class A *	36	2,052

		2,335

Airlines — 0.5%

Alaska Air Group, Inc.	11	567

Allegiant Travel Co.	7	1,343

		1,910

Auto Components — 1.5%

Adient plc *	51	1,777

American Axle & Manufacturing Holdings, Inc. *	102	854

Cooper Tire & Rubber Co.	32	1,296

Dana, Inc.	121	2,352

		6,279

Banks — 6.8%

Ameris Bancorp	12	470

Associated Banc-Corp.	19	322

Bancorp, Inc. (The) *	54	734

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	52	1,629

Bar Harbor Bankshares (a)	8	183

Business First Bancshares, Inc.	11	220

California BanCorp *	3	53

Capital Bancorp, Inc. *	4	57

Capstar Financial Holdings, Inc.	9	134

Cathay General Bancorp	9	291

CB Financial Services, Inc.	2	40

Community Trust Bancorp, Inc.	2	66

ConnectOne Bancorp, Inc.	87	1,722

Customers Bancorp, Inc. *	40	727

Enterprise Financial Services Corp.	2	65

Financial Institutions, Inc.	20	460

First BanCorp (Puerto Rico)	200	1,841

First Bank	5	47

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Business Financial Services, Inc.	5	96

First Choice Bancorp	2	33

First Community Bankshares, Inc.	4	83

First Horizon National Corp.	51	646

First Internet Bancorp	6	184

Great Southern Bancorp, Inc.	7	362

Hancock Whitney Corp.	27	915

Hanmi Financial Corp.	38	429

HBT Financial, Inc.	13	201

Hilltop Holdings, Inc.	31	845

Investar Holding Corp.	10	164

Investors Bancorp, Inc.	243	2,565

Meridian Corp.	3	67

Metropolitan Bank Holding Corp. *	4	152

Mid Penn Bancorp, Inc.	4	77

Northeast Bank	5	102

OceanFirst Financial Corp.	93	1,726

PacWest Bancorp	27	696

Peapack-Gladstone Financial Corp.	9	196

Popular, Inc. (Puerto Rico)	34	1,939

RBB Bancorp	5	83

Select Bancorp, Inc. *	41	387

Shore Bancshares, Inc.	7	100

Sierra Bancorp	3	78

Signature Bank	12	1,603

Sterling Bancorp	29	512

Synovus Financial Corp.	25	819

Umpqua Holdings Corp.	88	1,335

United Community Banks, Inc.	20	565

Wintrust Financial Corp.	9	548

Zions Bancorp NA	47	2,020

		28,589

Beverages — 0.1%

Coca-Cola Consolidated, Inc.	1	240

Biotechnology — 7.4%

Akebia Therapeutics, Inc. *	36	101

Alector, Inc. *	31	463

Allogene Therapeutics, Inc. * (a)	30	745

Amicus Therapeutics, Inc. *	62	1,422

AnaptysBio, Inc. *	52	1,128

Arrowhead Pharmaceuticals, Inc. *	32	2,486

Assembly Biosciences, Inc. *	28	169

Atara Biotherapeutics, Inc. *	6	109

Bluebird Bio, Inc. *	5	196

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Blueprint Medicines Corp. *	13	1,469

Bridgebio Pharma, Inc. * (a)	16	1,106

CareDx, Inc. *	18	1,275

Catalyst Pharmaceuticals, Inc. * (a)	129	431

Chinook Therapeutics, Inc. * (a)	39	626

Coherus Biosciences, Inc. * (a)	40	691

Concert Pharmaceuticals, Inc. * (a)	20	256

Dicerna Pharmaceuticals, Inc. *	46	1,011

Esperion Therapeutics, Inc. * (a)	15	396

FibroGen, Inc. *	13	488

Gritstone Oncology, Inc. *	9	34

Heron Therapeutics, Inc. * (a)	65	1,380

Homology Medicines, Inc. *	24	268

Insmed, Inc. *	28	929

Jounce Therapeutics, Inc. * (a)	25	175

Kronos Bio, Inc. * (a)	43	1,275

Kura Oncology, Inc. *	4	126

MeiraGTx Holdings plc * (a)	21	321

Mustang Bio, Inc. * (a)	371	1,405

Natera, Inc. *	14	1,433

Radius Health, Inc. *	3	58

REVOLUTION Medicines, Inc. *	10	376

Rhythm Pharmaceuticals, Inc. *	16	470

Sage Therapeutics, Inc. *	13	1,133

Sarepta Therapeutics, Inc. *	6	989

Spruce Biosciences, Inc. *	38	924

Sutro Biopharma, Inc. *	7	156

Syros Pharmaceuticals, Inc. * (a)	151	1,635

TCR2 Therapeutics, Inc. * (a)	15	459

Translate Bio, Inc. *	59	1,084

Viela Bio, Inc. * (a)	19	676

Vir Biotechnology, Inc. * (a)	21	549

Xencor, Inc. *	12	517

Y-mAbs Therapeutics, Inc. *	2	105

		31,045

Building Products — 1.1%

Advanced Drainage Systems, Inc.	5	410

Builders FirstSource, Inc. *	57	2,331

Cornerstone Building Brands, Inc. *	47	435

Gibraltar Industries, Inc. *	8	554

Quanex Building Products Corp.	22	492

UFP Industries, Inc.	6	340

		4,562

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	5	247

Blucora, Inc. *	76	1,209

Brightsphere Investment Group, Inc.	11	208

Cohen & Steers, Inc.	4	304

Cowen, Inc., Class A (a)	28	735

Federated Hermes, Inc.	56	1,607

Focus Financial Partners, Inc., Class A *	19	839

Piper Sandler Cos.	5	535

Stifel Financial Corp. (a)	32	1,610

Virtus Investment Partners, Inc.	4	966

		8,260

Chemicals — 1.9%

Avient Corp.	43	1,736

FutureFuel Corp.	20	258

Ingevity Corp. *	12	939

Koppers Holdings, Inc. *	46	1,421

Kraton Corp. *	5	130

Minerals Technologies, Inc.	8	509

Orion Engineered Carbons SA (Germany)	32	554

PQ Group Holdings, Inc.	18	262

Trinseo SA	16	802

Tronox Holdings plc, Class A	93	1,362

		7,973

Commercial Services & Supplies — 1.7%

ABM Industries, Inc.	54	2,032

ACCO Brands Corp. (a)	83	700

Brink’s Co. (The)	11	763

Herman Miller, Inc.	18	612

HNI Corp.	17	586

KAR Auction Services, Inc.	18	335

Knoll, Inc.	67	978

Quad/Graphics, Inc.	73	277

Steelcase, Inc., Class A	66	888

Team, Inc. *	15	162

		7,333

Communications Equipment — 0.4%

Ciena Corp. *	7	349

Extreme Networks, Inc. *	162	1,113

PCTEL, Inc. *	42	275

		1,737

Construction & Engineering — 2.8%

Argan, Inc.	62	2,745

Comfort Systems USA, Inc.	27	1,439

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

EMCOR Group, Inc.	17	1,593

Great Lakes Dredge & Dock Corp. *	87	1,142

MasTec, Inc. * (a)	32	2,184

Primoris Services Corp.	40	1,104

Sterling Construction Co., Inc. *	54	1,011

Tutor Perini Corp. *	36	470

		11,688

Construction Materials — 0.2%

Summit Materials, Inc., Class A *	10	207

US Concrete, Inc. *	20	803

		1,010

Consumer Finance — 1.0%

Enova International, Inc. *	13	325

Green Dot Corp., Class A *	24	1,317

Nelnet, Inc., Class A	14	983

Oportun Financial Corp. *	20	391

PROG Holdings Inc.	19	1,045

		4,061

Containers & Packaging — 0.3%

Myers Industries, Inc.	14	281

O-I Glass, Inc.	59	702

Pactiv Evergreen, Inc. *	11	203

		1,186

Distributors — 0.3%

Core-Mark Holding Co., Inc.	42	1,219

Diversified Consumer Services — 0.4%

American Public Education, Inc. *	9	268

Houghton Mifflin Harcourt Co. *	285	947

WW International, Inc. *	19	459

		1,674

Diversified Telecommunication Services — 1.3%

ATN International, Inc.	3	142

Cogent Communications Holdings, Inc.	32	1,892

IDT Corp., Class B *	138	1,711

Liberty Latin America Ltd., Class A (Chile) *	60	671

Liberty Latin America Ltd., Class C (Chile) * (a)	55	608

Ooma, Inc. *	34	493

		5,517

Electric Utilities — 0.8%

ALLETE, Inc. (a)	15	904

Genie Energy Ltd., Class B	8	56

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

IDACORP, Inc.	6	591

Portland General Electric Co.	25	1,087

Spark Energy, Inc., Class A (a)	95	910

		3,548

Electrical Equipment — 0.8%

Atkore International Group, Inc. *	61	2,492

Generac Holdings, Inc. *	4	819

Powell Industries, Inc.	6	171

		3,482

Electronic Equipment, Instruments & Components — 2.9%

Bel Fuse, Inc., Class B	39	580

Benchmark Electronics, Inc.	86	2,335

Fabrinet (Thailand) *	19	1,507

Itron, Inc. *	5	451

Kimball Electronics, Inc. *	7	111

Methode Electronics, Inc.	30	1,151

Sanmina Corp. *	91	2,913

ScanSource, Inc. *	44	1,148

Vishay Intertechnology, Inc.	47	968

Vishay Precision Group, Inc. *	32	1,020

		12,184

Energy Equipment & Services — 0.7%

Cactus, Inc., Class A	26	673

ChampionX Corp. * (a)	6	96

Helix Energy Solutions Group, Inc. *	18	77

National Energy Services Reunited Corp. *	25	244

NexTier Oilfield Solutions, Inc. *	68	233

Oil States International, Inc. *	46	230

Patterson-UTI Energy, Inc.	39	205

Select Energy Services, Inc., Class A *	129	530

Solaris Oilfield Infrastructure, Inc., Class A	55	450

		2,738

Entertainment — 0.7%

Cinemark Holdings, Inc. (a)	161	2,810

Equity Real Estate Investment Trusts (REITs) — 5.4%

Acadia Realty Trust	14	197

Agree Realty Corp. (a)	3	226

Alexander & Baldwin, Inc.	23	390

American Assets Trust, Inc.	7	199

American Finance Trust, Inc.	40	297

Armada Hoffler Properties, Inc.	77	862

Broadstone Net Lease, Inc., Class A	35	679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

BRT Apartments Corp. (a)	6	85

CareTrust REIT, Inc.	7	146

CatchMark Timber Trust, Inc., Class A	50	463

Centerspace	7	473

Chatham Lodging Trust	7	75

City Office REIT, Inc.	81	789

Columbia Property Trust, Inc.	18	254

Community Healthcare Trust, Inc.	2	80

CorePoint Lodging, Inc.	7	45

Cousins Properties, Inc.	20	683

DiamondRock Hospitality Co. *	51	419

Essential Properties Realty Trust, Inc.	24	509

First Industrial Realty Trust, Inc.	21	881

Four Corners Property Trust, Inc.	12	363

Getty Realty Corp.	4	113

Gladstone Commercial Corp.	44	785

Global Medical REIT, Inc.	5	64

Global Net Lease, Inc.	82	1,407

Healthcare Realty Trust, Inc.	32	941

Highwoods Properties, Inc.	3	121

Hudson Pacific Properties, Inc.	12	285

Innovative Industrial Properties, Inc. (a)	1	202

Kite Realty Group Trust	8	112

Monmouth Real Estate Investment Corp.	15	260

National Health Investors, Inc.	1	83

New Senior Investment Group, Inc.	81	419

Physicians Realty Trust	30	541

Piedmont Office Realty Trust, Inc., Class A	20	330

Plymouth Industrial REIT, Inc.	21	312

PotlatchDeltic Corp.	21	1,070

QTS Realty Trust, Inc., Class A (a)	7	446

Retail Properties of America, Inc., Class A	84	723

Retail Value, Inc.	12	184

Ryman Hospitality Properties, Inc.	2	156

Sabra Health Care REIT, Inc.	44	771

Service Properties Trust	12	139

SITE Centers Corp.	26	258

STAG Industrial, Inc.	51	1,610

Summit Hotel Properties, Inc.	14	123

Sunstone Hotel Investors, Inc.	110	1,252

Urban Edge Properties	29	375

Xenia Hotels & Resorts, Inc.	84	1,274

		22,471

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 0.9%

Andersons, Inc. (The)	4	86

BJ’s Wholesale Club Holdings, Inc. *	18	678

Performance Food Group Co. *	42	2,004

PriceSmart, Inc.	11	993

		3,761

Food Products — 0.3%

Bunge Ltd.	10	623

Sanderson Farms, Inc.	3	338

Seneca Foods Corp., Class A *	7	275

		1,236

Gas Utilities — 0.7%

Chesapeake Utilities Corp.	6	693

New Jersey Resources Corp.	13	465

Northwest Natural Holding Co.	7	340

Southwest Gas Holdings, Inc.	14	853

Spire, Inc.	11	698

		3,049

Health Care Equipment & Supplies — 3.2%

Accuray, Inc. * (a)	202	843

Alphatec Holdings, Inc. *	81	1,176

Apyx Medical Corp. *	90	647

Axogen, Inc. *	48	850

CONMED Corp.	1	143

Cutera, Inc. *	49	1,184

Inogen, Inc. *	26	1,162

Integer Holdings Corp. *	5	398

Invacare Corp.	92	826

Natus Medical, Inc. *	24	477

NuVasive, Inc. *	13	721

Orthofix Medical, Inc. *	51	2,205

Outset Medical, Inc. *	14	796

SI-BONE, Inc. *	39	1,151

Sientra, Inc. * (a)	56	219

Utah Medical Products, Inc.	5	388

		13,186

Health Care Providers & Services — 4.5%

AdaptHealth Corp. *	90	3,365

American Renal Associates Holdings, Inc. *	63	717

AMN Healthcare Services, Inc. *	19	1,311

Apollo Medical Holdings, Inc. * (a)	24	433

Cross Country Healthcare, Inc. *	97	860

Hanger, Inc. *	29	629

LHC Group, Inc. *	3	661

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Magellan Health, Inc. *	22	1,839

MEDNAX, Inc. *	12	302

National HealthCare Corp.	27	1,806

Owens & Minor, Inc.	68	1,840

Providence Service Corp. (The) *	6	790

Select Medical Holdings Corp. *	74	2,058

Surgery Partners, Inc. * (a)	39	1,140

Tivity Health, Inc. *	61	1,189

		18,940

Health Care Technology — 0.6%

NextGen Healthcare, Inc. * (a)	45	821

Omnicell, Inc. *	4	504

Schrodinger, Inc. *	16	1,251

		2,576

Hotels, Restaurants & Leisure — 2.5%

Bloomin’ Brands, Inc.	55	1,059

Boyd Gaming Corp. *	10	412

Brinker International, Inc.	27	1,505

Caesars Entertainment, Inc. * (a)	33	2,436

Dine Brands Global, Inc.	12	713

Marriott Vacations Worldwide Corp.	12	1,660

Penn National Gaming, Inc. * (a)	24	2,078

Scientific Games Corp. *	14	589

		10,452

Household Durables — 1.7%

Helen of Troy Ltd. *	4	863

Hooker Furniture Corp.	23	751

KB Home	25	840

Lifetime Brands, Inc.	60	915

Meritage Homes Corp. *	14	1,118

Taylor Morrison Home Corp. *	46	1,172

Tupperware Brands Corp. *	17	538

Universal Electronics, Inc. *	19	1,007

		7,204

Household Products — 0.3%

Central Garden & Pet Co., Class A *	36	1,321

Independent Power and Renewable Electricity Producers — 0.8%

Atlantic Power Corp. *	51	108

Clearway Energy, Inc.	51	1,492

Clearway Energy, Inc., Class C	45	1,443

Vistra Corp.	11	210

		3,253

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 0.9%

Ambac Financial Group, Inc. *	16	251

American Equity Investment Life Holding Co.	20	556

Argo Group International Holdings Ltd.	12	507

CNO Financial Group, Inc.	41	905

FedNat Holding Co.	10	60

Heritage Insurance Holdings, Inc. (a)	5	49

Horace Mann Educators Corp.	3	109

James River Group Holdings Ltd.	5	241

ProAssurance Corp.	16	283

ProSight Global, Inc. * (a)	22	286

Selective Insurance Group, Inc.	4	240

Stewart Information Services Corp.	4	203

United Insurance Holdings Corp. (a)	29	168

		3,858

Interactive Media & Services — 1.2%

Cars.com, Inc. *	51	573

Liberty TripAdvisor Holdings, Inc., Class A *	667	2,894

Yelp, Inc. *	43	1,418

		4,885

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (a)	19	713

Overstock.com, Inc. * (a)	8	364

		1,077

IT Services — 2.6%

Evo Payments, Inc., Class A *	41	1,105

KBR, Inc.	73	2,262

NIC, Inc.	29	739

Perspecta, Inc.	35	835

Science Applications International Corp.	15	1,429

StarTek, Inc. *	163	1,227

TTEC Holdings, Inc.	43	3,136

		10,733

Life Sciences Tools & Services — 1.2%

Adaptive Biotechnologies Corp. *	11	633

Berkeley Lights, Inc. * (a)	13	1,189

Personalis, Inc. *	57	2,101

Seer, Inc. *	21	1,170

		5,093

Machinery — 1.7%

Albany International Corp., Class A	2	162

Altra Industrial Motion Corp.	7	399

Barnes Group, Inc.	14	689

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

CIRCOR International, Inc. *	4	161

Columbus McKinnon Corp.	21	821

Gencor Industries, Inc. *	6	76

Manitowoc Co., Inc. (The) *	31	412

Meritor, Inc. *	30	842

Mueller Industries, Inc.	9	306

Park-Ohio Holdings Corp.	4	136

Terex Corp.	76	2,652

Welbilt, Inc. *	24	317

		6,973

Marine — 0.2%

Costamare, Inc. (Monaco)	100	825

Media — 1.3%

Cardlytics, Inc. * (a)	5	671

EW Scripps Co. (The), Class A	55	833

Fluent, Inc. *	79	418

Gray Television, Inc. *	43	762

Meredith Corp.	83	1,588

Sinclair Broadcast Group, Inc., Class A (a)	32	1,032

		5,304

Metals & Mining — 1.9%

Alcoa Corp. *	21	491

Allegheny Technologies, Inc. *	45	750

Arconic Corp. *	23	676

Carpenter Technology Corp.	8	218

Cleveland-Cliffs, Inc. (a)	79	1,143

Commercial Metals Co.	101	2,080

Kaiser Aluminum Corp.	4	435

SunCoke Energy, Inc.	140	608

Warrior Met Coal, Inc.	51	1,085

Worthington Industries, Inc.	6	298

		7,784

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Apollo Commercial Real Estate Finance, Inc. (a)	23	255

Ares Commercial Real Estate Corp.	20	232

Blackstone Mortgage Trust, Inc., Class A (a)	16	438

Colony Credit Real Estate, Inc.	12	92

Ellington Financial, Inc.	2	33

Granite Point Mortgage Trust, Inc.	9	93

Great Ajax Corp. (a)	3	30

KKR Real Estate Finance Trust, Inc.	5	93

Ladder Capital Corp.	84	823

New York Mortgage Trust, Inc.	11	40

INVESTMENTS	SHARES (000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — continued

PennyMac Mortgage Investment Trust	67	1,173

Redwood Trust, Inc. (a)	79	695

TPG RE Finance Trust, Inc. (a)	30	313

Two Harbors Investment Corp.	43	275

		4,585

Multiline Retail — 0.4%

Big Lots, Inc. (a)	16	695

Dillard’s, Inc., Class A (a)	6	385

Macy’s, Inc.	38	429

		1,509

Multi-Utilities — 0.1%

Black Hills Corp.	9	539

Oil, Gas & Consumable Fuels — 2.1%

Arch Resources, Inc. *	14	598

Berry Corp.	87	320

Bonanza Creek Energy, Inc. *	9	172

CNX Resources Corp. *	26	275

CVR Energy, Inc.	23	339

Dorian LPG Ltd. *	44	534

Falcon Minerals Corp.	86	272

Green Plains, Inc. * (a)	18	241

Magnolia Oil & Gas Corp., Class A * (a)	100	707

Matador Resources Co. *	50	603

Par Pacific Holdings, Inc. *	33	464

PDC Energy, Inc. *	41	842

Renewable Energy Group, Inc. *	46	3,229

REX American Resources Corp. *	2	144

Talos Energy, Inc. *	7	61

		8,801

Paper & Forest Products — 1.4%

Boise Cascade Co.	19	908

Domtar Corp.	21	668

Glatfelter Corp.	7	115

Louisiana-Pacific Corp.	35	1,282

Neenah, Inc.	7	382

Schweitzer-Mauduit International, Inc.	58	2,314

Verso Corp., Class A	33	392

		6,061

Personal Products — 0.5%

Edgewell Personal Care Co.	36	1,255

Medifast, Inc.	4	786

		2,041

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — 2.8%

Arvinas, Inc. * (a)	1	81

Cara Therapeutics, Inc. *	18	270

Endo International plc *	302	2,167

Horizon Therapeutics plc *	41	3,003

Intersect ENT, Inc. *	58	1,335

Lannett Co., Inc. * (a)	233	1,519

NGM Biopharmaceuticals, Inc. * (a)	41	1,236

Phibro Animal Health Corp., Class A	11	208

Revance Therapeutics, Inc. *	5	155

TherapeuticsMD, Inc. * (a)	104	125

VYNE Therapeutics, Inc. * (a)	55	87

WaVe Life Sciences Ltd. *	101	791

Zogenix, Inc. *	25	496

Zynerba Pharmaceuticals, Inc. * (a)	44	145

		11,618

Professional Services — 2.5%

Barrett Business Services, Inc.	29	1,953

CBIZ, Inc. *	21	569

Heidrick & Struggles International, Inc.	26	754

Insperity, Inc.	7	537

Kelly Services, Inc., Class A	32	653

Kforce, Inc.	18	770

Korn Ferry (a)	72	3,116

TriNet Group, Inc. *	17	1,402

TrueBlue, Inc. *	41	761

		10,515

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc. *	2	285

Realogy Holdings Corp. *	119	1,557

RMR Group, Inc. (The), Class A	4	147

		1,989

Road & Rail — 0.9%

ArcBest Corp.	88	3,756

Semiconductors & Semiconductor Equipment — 2.0%

Advanced Energy Industries, Inc. *	10	997

Alpha & Omega Semiconductor Ltd. *	53	1,246

Amkor Technology, Inc.	55	834

GSI Technology, Inc. *	51	377

Ichor Holdings Ltd. *	21	647

NVE Corp.	6	315

PDF Solutions, Inc. *	16	350

Photronics, Inc. *	130	1,455

Rambus, Inc. *	13	221

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

SMART Global Holdings, Inc. * (a)	34	1,291

Ultra Clean Holdings, Inc. *	25	770

		8,503

Software — 4.9%

ACI Worldwide, Inc. *	5	203

American Software, Inc., Class A	31	536

Appian Corp. * (a)	6	940

Asana, Inc., Class A * (a)	21	617

Avaya Holdings Corp. *	77	1,476

Cerence, Inc. * (a)	10	1,005

Cornerstone OnDemand, Inc. *	72	3,151

Digital Turbine, Inc. *	21	1,188

eGain Corp. *	158	1,865

Envestnet, Inc. *	6	461

j2 Global, Inc. * (a)	20	1,993

JFrog Ltd. (Israel) * (a)	7	408

MicroStrategy, Inc., Class A * (a)	9	3,361

Model N, Inc. * (a)	6	207

PubMatic, Inc., Class A * (a)	20	564

Rimini Street, Inc. *	70	309

Verint Systems, Inc. *	24	1,599

Zuora, Inc., Class A *	49	687

		20,570

Specialty Retail — 2.3%

Aaron’s Co., Inc. (The) *	10	183

Bed Bath & Beyond, Inc. (a)	21	369

Genesco, Inc. * (a)	20	593

Guess?, Inc.	54	1,228

Hibbett Sports, Inc. * (a)	31	1,445

MarineMax, Inc. *	18	645

ODP Corp. (The) *	32	935

Rent-A-Center, Inc.	62	2,381

Signet Jewelers Ltd. (a)	38	1,025

Zumiez, Inc. *	24	883

		9,687

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. *	80	852

Textiles, Apparel & Luxury Goods — 1.3%

Deckers Outdoor Corp. *	17	4,761

Movado Group, Inc. *	33	553

		5,314

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — 3.4%

ESSA Bancorp, Inc.	3	39

Essent Group Ltd.	41	1,754

Flagstar Bancorp, Inc.	51	2,063

FS Bancorp, Inc.	2	106

HomeStreet, Inc.	11	358

Kearny Financial Corp.	37	385

Luther Burbank Corp.	14	134

MGIC Investment Corp.	61	759

MMA Capital Holdings, Inc. *	2	47

Mr. Cooper Group, Inc. *	47	1,446

NMI Holdings, Inc., Class A *	13	301

OP Bancorp	15	118

PennyMac Financial Services, Inc.	15	1,006

Provident Bancorp, Inc.	29	347

Provident Financial Services, Inc.	88	1,582

Radian Group, Inc.	70	1,407

Standard AVB Financial Corp.	2	65

Walker & Dunlop, Inc.	25	2,331

		14,248

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	12	897

Beacon Roofing Supply, Inc. *	20	788

BMC Stock Holdings, Inc. *	19	1,014

GMS, Inc. *	46	1,402

NOW, Inc. *	86	616

Veritiv Corp. *	14	292

WESCO International, Inc. *	54	4,200

		9,209

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	2	29

Wireless Telecommunication Services — 0.1%

Spok Holdings, Inc.	54	601

Total Common Stocks (Cost $299,738)		409,710

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Contra Aduro Biotech I * ‡ (Cost $128)	43	—	(c)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 10.2%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $8,366)	8,362	8,366

Investment of Cash Collateral from Securities Loaned — 8.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	24,997	25,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	9,131	9,131

Total Investment of Cash Collateral from Securities Loaned (Cost $34,132)		34,131

Total Short-Term Investments (Cost $42,498)		42,497

Total Investments — 108.2% (Cost $342,364)		452,207
Liabilities in Excess of Other Assets — (8.2)%		(34,418)

NET ASSETS — 100.0%		417,789

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $32,792,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	18	03/2021	USD	1,780	(6)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%

Auto Components — 1.3%

LCI Industries	836	108,393

Automobiles — 0.7%

Thor Industries, Inc.	595	55,321

Banks — 8.9%

BankUnited, Inc.	2,554	88,821

Commerce Bancshares, Inc. (a)	1,246	81,876

Cullen/Frost Bankers, Inc.	758	66,155

First Financial Bancorp	2,778	48,702

First Hawaiian, Inc.	3,040	71,679

First Horizon National Corp.	7,983	101,867

Signature Bank	657	88,819

Western Alliance Bancorp	1,724	103,330

Wintrust Financial Corp.	1,437	87,777

		739,026

Beverages — 0.9%

Primo Water Corp.	4,865	76,280

Biotechnology — 0.5%

Certara, Inc. *	1,204	40,583

Building Products — 0.5%

Fortune Brands Home & Security, Inc.	436	37,392

Capital Markets — 5.7%

Assetmark Financial Holdings, Inc. *	1,440	34,858

Eaton Vance Corp.	467	31,735

Focus Financial Partners, Inc., Class A *	1,841	80,068

Lazard Ltd., Class A	2,451	103,669

Moelis & Co., Class A	1,844	86,220

Morningstar, Inc.	426	98,688

StepStone Group, Inc., Class A *	886	35,274

		470,512

Chemicals — 2.5%

GCP Applied Technologies, Inc. *	2,336	55,236

PQ Group Holdings, Inc.	2,946	42,008

Quaker Chemical Corp. (a)	428	108,433

		205,677

Commercial Services & Supplies — 5.4%

Brady Corp., Class A	1,502	79,354

Casella Waste Systems, Inc., Class A *	948	58,727

IAA, Inc. *	1,882	122,298

MSA Safety, Inc. (a)	846	126,403

Stericycle, Inc. * (a)	899	62,361

		449,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.6%

WillScot Mobile Mini Holdings Corp. *	5,702	132,117

Containers & Packaging — 3.7%

AptarGroup, Inc.	1,445	197,802

Crown Holdings, Inc. *	774	77,592

Pactiv Evergreen, Inc. *	1,782	32,324

		307,718

Distributors — 0.9%

Pool Corp.	198	73,673

Diversified Consumer Services — 1.0%

Bright Horizons Family Solutions, Inc. *	456	78,892

Electric Utilities — 0.9%

Portland General Electric Co.	1,751	74,880

Electronic Equipment, Instruments & Components — 2.1%

Badger Meter, Inc.	570	53,608

nLight, Inc. * (a)	2,119	69,170

Novanta, Inc. * (a)	465	55,017

		177,795

Equity Real Estate Investment Trusts (REITs) — 5.5%

American Campus Communities, Inc. (a)	1,216	52,002

CubeSmart	2,850	95,802

EastGroup Properties, Inc.	900	124,311

National Retail Properties, Inc.	2,186	89,460

Outfront Media, Inc.	3,003	58,739

Ryman Hospitality Properties, Inc.	570	38,611

		458,925

Food & Staples Retailing — 4.2%

BJ’s Wholesale Club Holdings, Inc. *	2,858	106,553

Casey’s General Stores, Inc.	415	74,119

Performance Food Group Co. *	3,479	165,645

		346,317

Health Care Equipment & Supplies — 2.8%

Cantel Medical Corp.	1,010	79,679

Envista Holdings Corp. * (a)	1,812	61,113

ICU Medical, Inc. *	426	91,356

		232,148

Health Care Providers & Services — 6.8%

Chemed Corp.	136	72,645

Covetrus, Inc. * (a)	2,244	64,488

Encompass Health Corp.	1,741	143,969

HealthEquity, Inc. *	1,246	86,835

Molina Healthcare, Inc. *	595	126,604

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Premier, Inc., Class A	1,822	63,938

Progyny, Inc. *	184	7,793

		566,272

Health Care Technology — 1.1%

HMS Holdings Corp. *	2,381	87,489

Hotels, Restaurants & Leisure — 1.9%

Monarch Casino & Resort, Inc. *	509	31,191

Planet Fitness, Inc., Class A *	730	56,664

Wendy’s Co. (The)	3,116	68,298

		156,153

Insurance — 2.9%

Kinsale Capital Group, Inc.	427	85,420

RLI Corp.	1,057	110,114

Selectquote, Inc. * (a)	1,998	41,464

		236,998

IT Services — 1.5%

WEX, Inc. *	611	124,375

Leisure Products — 2.2%

Acushnet Holdings Corp. (a)	1,610	65,272

Brunswick Corp.	1,569	119,595

		184,867

Life Sciences Tools & Services — 1.2%

Syneos Health, Inc. *	1,470	100,130

Machinery — 10.1%

Altra Industrial Motion Corp.	1,578	87,489

Douglas Dynamics, Inc.	996	42,593

Gates Industrial Corp. plc *	2,917	37,225

Lincoln Electric Holdings, Inc.	1,119	130,048

Nordson Corp.	197	39,488

RBC Bearings, Inc. *	734	131,358

Toro Co. (The)	2,150	203,933

Welbilt, Inc. *	3,451	45,557

Woodward, Inc.	948	115,194

		832,885

Multi-Utilities — 1.1%

NorthWestern Corp.	1,491	86,930

Pharmaceuticals — 0.9%

Catalent, Inc. *	704	73,312

Professional Services — 0.7%

CoreLogic, Inc.	792	61,268

Real Estate Management & Development — 0.9%

Cushman & Wakefield plc * (a)	4,825	71,547

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.8%

Knight-Swift Transportation Holdings, Inc.	1,751	73,247

Landstar System, Inc.	561	75,483

		148,730

Semiconductors & Semiconductor Equipment — 3.1%

Allegro MicroSystems, Inc. (Japan) * (a)	1,187	31,653

CMC Materials, Inc.	720	108,948

Power Integrations, Inc. (a)	1,421	116,329

		256,930

Software — 7.8%

Aspen Technology, Inc. *	614	80,019

Bentley Systems, Inc., Class B	490	19,862

Bill.Com Holdings, Inc. * (a)	349	47,611

Duck Creek Technologies, Inc. *	395	17,082

Envestnet, Inc. *	910	74,855

Guidewire Software, Inc. * (a)	659	84,778

Medallia, Inc. * (a)	1,721	57,186

nCino, Inc. * (a)	233	16,884

Q2 Holdings, Inc. *	1,136	143,686

RealPage, Inc. *	1,227	107,067

		649,030

Specialty Retail — 0.8%

Leslie’s, Inc. * (a)	1,004	27,858

National Vision Holdings, Inc. *	921	41,697

		69,555

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	673	63,328

Trading Companies & Distributors — 0.9%

Applied Industrial Technologies, Inc.	1,003	78,245

Total Common Stocks (Cost $4,894,560)		7,912,836

Exchange-Traded Funds — 0.8%

U.S. Equity — 0.8%

iShares Russell 2000 ETF (a) (Cost $48,510)	340	66,694

Short-Term Investments — 5.2%

Investment Companies — 3.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $297,388)	297,275	297,424

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	115,027	115,038

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	18,233	18,233

Total Investment of Cash Collateral from Securities Loaned (Cost $133,271)		133,271

Total Short-Term Investments (Cost $430,659)		430,695

Total Investments — 101.6% (Cost $5,373,729)		8,410,225
Liabilities in Excess of Other Assets — (1.6)%		(128,694)

NET ASSETS — 100.0%		8,281,531

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $130,194,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 98.3%

Auto Components — 0.9%

Fox Factory Holding Corp. *	561	59,352

Automobiles — 0.9%

Winnebago Industries, Inc.	1,009	60,480

Banks — 0.7%

First Financial Bankshares, Inc. (a)	1,219	44,115

Biotechnology — 19.4%

ACADIA Pharmaceuticals, Inc. *	493	26,342

ADC Therapeutics SA (Switzerland) * (a)	1,295	41,457

Alector, Inc. *	1,121	16,958

Allogene Therapeutics, Inc. * (a)	534	13,489

Amicus Therapeutics, Inc. *	3,210	74,111

Arrowhead Pharmaceuticals, Inc. *	907	69,587

Atara Biotherapeutics, Inc. *	2,295	45,043

Avrobio, Inc. * (a)	1,731	24,130

Biohaven Pharmaceutical Holding Co. Ltd. *	717	61,475

Blueprint Medicines Corp. *	624	69,958

Bridgebio Pharma, Inc. * (a)	773	54,971

Coherus Biosciences, Inc. * (a)	2,173	37,771

FibroGen, Inc. * (a)	874	32,427

G1 Therapeutics, Inc. * (a)	1,058	19,030

Generation Bio Co. * (a)	452	12,818

Global Blood Therapeutics, Inc. *	403	17,464

Halozyme Therapeutics, Inc. * (a)	2,312	98,755

Heron Therapeutics, Inc. * (a)	1,773	37,534

Homology Medicines, Inc. *	1,195	13,496

Intercept Pharmaceuticals, Inc. * (a)	410	10,115

Kronos Bio, Inc. * (a)	805	24,047

Mirati Therapeutics, Inc. *	175	38,420

Natera, Inc. *	1,100	109,459

Orchard Therapeutics plc, ADR (United Kingdom) *	1,471	6,356

REGENXBIO, Inc. *	806	36,574

Relay Therapeutics, Inc. * (a)	810	33,657

REVOLUTION Medicines, Inc. *	688	27,243

Rubius Therapeutics, Inc. * (a)	1,483	11,252

Sage Therapeutics, Inc. * (a)	541	46,790

Twist Bioscience Corp. *	677	95,631

Viela Bio, Inc. * (a)	688	24,764

		1,231,124

Building Products — 4.3%

Advanced Drainage Systems, Inc.	1,391	116,234

AZEK Co., Inc. (The) *	794	30,524

Simpson Manufacturing Co., Inc. (a)	674	63,031

Trex Co., Inc. * (a)	758	63,496

		273,285

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.7%

Evercore, Inc., Class A	594	65,159

Focus Financial Partners, Inc., Class A *	986	42,901

		108,060

Commercial Services & Supplies — 1.0%

MSA Safety, Inc. (a)	423	63,120

Communications Equipment — 0.6%

Ciena Corp. * (a)	676	35,738

Consumer Finance — 0.5%

PROG Holdings Inc.	653	35,184

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	216	37,309

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A * (a)	409	62,810

Electrical Equipment — 0.6%

Vertiv Holdings Co.	1,992	37,196

Electronic Equipment, Instruments & Components — 2.6%

Itron, Inc. * (a)	923	88,514

Littelfuse, Inc.	288	73,366

		161,880

Equity Real Estate Investment Trusts (REITs) — 0.9%

CubeSmart	781	26,256

Terreno Realty Corp.	581	33,988

		60,244

Food & Staples Retailing — 2.5%

BJ’s Wholesale Club Holdings, Inc. * (a)	1,050	39,143

Grocery Outlet Holding Corp. * (a)	1,215	47,702

Performance Food Group Co. *	1,502	71,502

		158,347

Food Products — 1.5%

Freshpet, Inc. *	661	93,879

Health Care Equipment & Supplies — 4.3%

iRhythm Technologies, Inc. *	384	91,109

Nevro Corp. *	453	78,363

Outset Medical, Inc. * (a)	467	26,525

Shockwave Medical, Inc. * (a)	732	75,932

		271,929

Health Care Providers & Services — 2.3%

Acadia Healthcare Co., Inc. *	926	46,549

Amedisys, Inc. *	256	75,050

Oak Street Health, Inc. * (a)	353	21,559

		143,158

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 1.3%

Accolade, Inc. * (a)	1,140	49,587

Evolent Health, Inc., Class A * (a)	2,003	32,107

		81,694

Hotels, Restaurants & Leisure — 3.1%

Boyd Gaming Corp. *	1,723	73,933

Planet Fitness, Inc., Class A * (a)	636	49,409

Texas Roadhouse, Inc.	975	76,209

		199,551

Household Durables — 1.8%

Helen of Troy Ltd. *	367	81,602

TRI Pointe Group, Inc. *	1,942	33,496

		115,098

Industrial Conglomerates — 1.1%

Carlisle Cos., Inc.	431	67,279

Insurance — 0.8%

Lemonade, Inc. * (a)	208	25,482

Selectquote, Inc. * (a)	1,318	27,355

		52,837

Interactive Media & Services — 0.5%

MediaAlpha, Inc., Class A *	808	31,574

Internet & Direct Marketing Retail — 1.0%

Farfetch Ltd., Class A (United Kingdom) * (a)	511	32,611

RealReal, Inc. (The) * (a)	1,562	30,525

		63,136

IT Services — 3.6%

Globant SA (Argentina) *	291	63,310

I3 Verticals, Inc., Class A * (a)	1,230	40,845

LiveRamp Holdings, Inc. *	522	38,177

ManTech International Corp., Class A	828	73,609

Repay Holdings Corp. *	384	10,460

		226,401

Life Sciences Tools & Services — 1.9%

Adaptive Biotechnologies Corp. *	255	15,101

Berkeley Lights, Inc. * (a)	359	32,122

Personalis, Inc. *	1,300	47,590

Seer, Inc. *	464	26,035

		120,848

Machinery — 3.3%

Graco, Inc.	829	59,993

ITT, Inc.	963	74,145

John Bean Technologies Corp.	670	76,239

		210,377

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 1.8%

Cardlytics, Inc. * (a)	315	45,018

New York Times Co. (The), Class A	1,326	68,645

		113,663

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	357	29,204

Pharmaceuticals — 1.7%

Arvinas, Inc. * (a)	770	65,383

Revance Therapeutics, Inc. *	1,608	45,581

		110,964

Professional Services — 0.5%

FTI Consulting, Inc. *	281	31,393

Road & Rail — 1.4%

Saia, Inc. *	488	88,239

Semiconductors & Semiconductor Equipment — 8.1%

Cree, Inc. *	590	62,495

Enphase Energy, Inc. *	528	92,617

Entegris, Inc.	928	89,137

Inphi Corp. *	467	74,870

MKS Instruments, Inc.	509	76,551

Semtech Corp. *	767	55,291

SolarEdge Technologies, Inc. *	193	61,578

		512,539

Software — 12.6%

Anaplan, Inc. *	1,080	77,565

Avalara, Inc. *	146	24,047

Bill.Com Holdings, Inc. *	233	31,872

Blackline, Inc. * (a)	630	84,062

CyberArk Software Ltd. *	355	57,334

Duck Creek Technologies, Inc. *	1,110	48,047

Elastic NV *	537	78,526

Envestnet, Inc. *	806	66,320

Everbridge, Inc. * (a)	411	61,328

Jamf Holding Corp. * (a)	252	7,550

JFrog Ltd. (Israel) * (a)	573	36,009

Medallia, Inc. * (a)	1,082	35,936

nCino, Inc. * (a)	192	13,918

Ping Identity Holding Corp. *	1,010	28,931

Q2 Holdings, Inc. *	338	42,731

Smartsheet, Inc., Class A *	964	66,776

Vertex, Inc., Class A * (a)	1,103	38,436

		799,388

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.8%

Floor & Decor Holdings, Inc., Class A *	596	55,374

Leslie’s, Inc. * (a)	740	20,544

Lithia Motors, Inc., Class A	246	71,904

National Vision Holdings, Inc. *	1,990	90,134

		237,956

Technology Hardware, Storage & Peripherals — 0.5%

Corsair Gaming, Inc. * (a)	800	28,978

Trading Companies & Distributors — 2.7%

Applied Industrial Technologies, Inc.	687	53,551

Rush Enterprises, Inc., Class A	1,050	43,491

SiteOne Landscape Supply, Inc. *	464	73,616

		170,658

Total Common Stocks (Cost $3,688,769)		6,228,987

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	927	—	(c)

	SHARES (000)
Short-Term Investments — 10.7%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $132,906)	132,849	132,915

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	468,165	468,212

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	75,663	75,663

Total Investment of Cash Collateral from Securities Loaned (Cost $543,882)		543,875

Total Short-Term Investments (Cost $676,788)		676,790

Total Investments — 109.0% (Cost $4,365,557)		6,905,777
Liabilities in Excess of Other Assets — (9.0)%		(572,789)

NET ASSETS — 100.0%		6,332,988

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $523,701,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 1.3%

AAR Corp.	129	4,687

Astronics Corp. *	230	3,041

Maxar Technologies, Inc. (a)	120	4,631

Moog, Inc., Class A	36	2,863

Triumph Group, Inc.	50	627

		15,849

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc. *	193	5,168

Hub Group, Inc., Class A *	7	382

		5,550

Airlines — 0.6%

Allegiant Travel Co.	21	4,050

Hawaiian Holdings, Inc. (a)	91	1,616

SkyWest, Inc.	48	1,943

		7,609

Auto Components — 1.5%

Adient plc *	135	4,684

American Axle & Manufacturing Holdings, Inc. *	53	440

Cooper Tire & Rubber Co.	52	2,122

Cooper-Standard Holdings, Inc. *	5	163

Dana, Inc.	131	2,551

Gentherm, Inc. *	76	4,937

Goodyear Tire & Rubber Co. (The)	271	2,953

		17,850

Banks — 15.7%

1st Source Corp.	65	2,603

American National Bankshares, Inc.	4	97

Atlantic Capital Bancshares, Inc. *	46	728

Atlantic Union Bankshares Corp.	5	168

BancFirst Corp.	75	4,420

BancorpSouth Bank	47	1,279

BankFinancial Corp.	17	150

Banner Corp.	25	1,174

Brookline Bancorp, Inc.	139	1,670

Bryn Mawr Bank Corp.	19	566

Cadence BanCorp	427	7,008

Cathay General Bancorp	349	11,225

Central Pacific Financial Corp.	268	5,097

Central Valley Community Bancorp	15	216

Century Bancorp, Inc., Class A (a)	2	170

CIT Group, Inc.	355	12,752

Citizens & Northern Corp.	8	163

City Holding Co. (a)	39	2,678

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Columbia Banking System, Inc.	135	4,846

Community Bank System, Inc.	76	4,704

Community Trust Bancorp, Inc.	73	2,707

Customers Bancorp, Inc. *	67	1,224

East West Bancorp, Inc.	7	367

Enterprise Financial Services Corp.	127	4,432

Equity Bancshares, Inc., Class A *	58	1,259

Farmers National Banc Corp.	66	877

Financial Institutions, Inc.	42	934

First Bancorp	18	616

First BanCorp (Puerto Rico)	725	6,684

First Citizens BancShares, Inc., Class A (a)	4	2,297

First Commonwealth Financial Corp. (a)	577	6,310

First Community Bankshares, Inc.	36	779

First Financial Corp.	12	478

First Hawaiian, Inc.	57	1,337

First Interstate BancSystem, Inc., Class A	40	1,645

First Merchants Corp.	99	3,696

First Midwest Bancorp, Inc. (a)	109	1,740

First Northwest Bancorp	13	207

Flushing Financial Corp.	88	1,458

Fulton Financial Corp. (a)	224	2,852

Glacier Bancorp, Inc. (a)	35	1,629

Great Southern Bancorp, Inc.	22	1,071

Great Western Bancorp, Inc. (a)	298	6,232

Hancock Whitney Corp.	103	3,494

Home BancShares, Inc.	230	4,484

HomeTrust Bancshares, Inc.	95	1,836

Hope Bancorp, Inc.	514	5,605

Independent Bank Corp.	33	606

Investors Bancorp, Inc.	582	6,150

Mercantile Bank Corp.	11	310

OFG Bancorp (Puerto Rico)	62	1,155

Old National Bancorp	293	4,845

Pacific Premier Bancorp, Inc.	61	1,899

Pinnacle Financial Partners, Inc. (a)	30	1,906

Preferred Bank	11	530

RBB Bancorp	23	352

Renasant Corp. (a)	9	293

S&T Bancorp, Inc.	14	340

Sandy Spring Bancorp, Inc.	94	3,019

Select Bancorp, Inc. *	129	1,221

Tompkins Financial Corp. (a)	14	953

TriState Capital Holdings, Inc. *	15	264

Trustmark Corp.	309	8,450

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Banks — continued

UMB Financial Corp.	134	9,210

Umpqua Holdings Corp.	353	5,347

United Bankshares, Inc. (a)	184	5,945

Valley National Bancorp	27	268

Washington Trust Bancorp, Inc.	23	1,012

Webster Financial Corp.	67	2,811

West BanCorp, Inc.	8	150

Westamerica BanCorp	98	5,441

Western Alliance Bancorp	20	1,205

		191,646

Biotechnology — 2.7%

89bio, Inc. *	80	1,960

Arcus Biosciences, Inc. *	162	4,212

Enanta Pharmaceuticals, Inc. * (a)	17	724

Epizyme, Inc. * (a)	116	1,254

Fate Therapeutics, Inc. *	85	7,729

Five Prime Therapeutics, Inc. *	79	1,342

Iovance Biotherapeutics, Inc. * (a)	117	5,424

Myriad Genetics, Inc. *	48	947

Novavax, Inc. * (a)	29	3,267

Protagonist Therapeutics, Inc. *	280	5,635

		32,494

Building Products — 1.1%

Builders FirstSource, Inc. *	231	9,423

Caesarstone Ltd.	36	465

Cornerstone Building Brands, Inc. *	84	775

Quanex Building Products Corp.	81	1,796

Resideo Technologies, Inc. *	19	406

		12,865

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	19	941

Blucora, Inc. *	81	1,284

Cowen, Inc., Class A (a)	133	3,444

Donnelley Financial Solutions, Inc. *	108	1,833

Federated Hermes, Inc.	70	2,014

Oppenheimer Holdings, Inc., Class A	9	273

Piper Sandler Cos. (a)	23	2,280

Stifel Financial Corp.	195	9,815

Virtus Investment Partners, Inc.	12	2,647

		24,531

Chemicals — 2.0%

AdvanSix, Inc. *	18	352

Avient Corp.	119	4,797

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FutureFuel Corp.	132	1,680

HB Fuller Co.	6	311

Koppers Holdings, Inc. *	123	3,833

Kraton Corp. *	32	895

Minerals Technologies, Inc.	73	4,560

PQ Group Holdings, Inc.	69	987

Trinseo SA	82	4,220

Tronox Holdings plc, Class A	180	2,627

		24,262

Commercial Services & Supplies — 3.1%

ABM Industries, Inc.	197	7,435

ACCO Brands Corp.	674	5,695

Cimpress plc (Ireland) * (a)	6	553

Deluxe Corp.	69	2,024

Ennis, Inc.	50	891

Heritage-Crystal Clean, Inc. *	45	944

Herman Miller, Inc.	175	5,905

HNI Corp.	39	1,351

IBEX Holdings Ltd. *	173	3,235

Pitney Bowes, Inc.	132	812

Quad/Graphics, Inc.	400	1,528

SP Plus Corp. *	62	1,779

Steelcase, Inc., Class A	346	4,688

Team, Inc. *	89	969

		37,809

Communications Equipment — 0.7%

ADTRAN, Inc.	198	2,917

Comtech Telecommunications Corp.	21	439

Infinera Corp. * (a)	438	4,590

		7,946

Construction & Engineering — 3.5%

Aegion Corp. *	87	1,656

Arcosa, Inc.	105	5,757

Argan, Inc.	127	5,628

EMCOR Group, Inc.	109	9,960

Fluor Corp.	81	1,297

MasTec, Inc. * (a)	113	7,697

MYR Group, Inc. *	28	1,707

Primoris Services Corp.	121	3,352

Tutor Perini Corp. *	419	5,426

		42,480

Construction Materials — 0.1%

Summit Materials, Inc., Class A *	87	1,755

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — 1.0%

Enova International, Inc. *	77	1,900

EZCORP, Inc., Class A *	159	761

Navient Corp.	364	3,572

Nelnet, Inc., Class A	54	3,868

PROG Holdings Inc.	28	1,492

Regional Management Corp.	20	588

		12,181

Containers & Packaging — 0.3%

Myers Industries, Inc.	22	451

O-I Glass, Inc.	238	2,836

Pactiv Evergreen, Inc. *	18	330

Ranpak Holdings Corp. *	7	100

		3,717

Distributors — 0.3%

Core-Mark Holding Co., Inc.	130	3,806

Diversified Consumer Services — 0.5%

American Public Education, Inc. * (a)	109	3,332

Houghton Mifflin Harcourt Co. * (a)	735	2,446

Laureate Education, Inc., Class A *	34	499

		6,277

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	19	235

Diversified Telecommunication Services — 0.5%

Consolidated Communications Holdings, Inc. * (a)	466	2,277

Liberty Latin America Ltd., Class A (Chile) *	116	1,287

Liberty Latin America Ltd., Class C (Chile) *	223	2,478

		6,042

Electric Utilities — 0.8%

ALLETE, Inc.	19	1,158

IDACORP, Inc.	9	903

Portland General Electric Co.	155	6,616

Spark Energy, Inc., Class A (a)	56	538

		9,215

Electrical Equipment — 0.5%

AZZ, Inc. (a)	40	1,888

Bloom Energy Corp., Class A * (a)	8	235

LSI Industries, Inc.	35	300

Powell Industries, Inc.	118	3,489

Thermon Group Holdings, Inc. *	32	494

		6,406

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.3%

Benchmark Electronics, Inc.	265	7,155

Sanmina Corp. *	55	1,741

ScanSource, Inc. *	214	5,635

Vishay Intertechnology, Inc.	57	1,174

		15,705

Energy Equipment & Services — 1.3%

Bristow Group, Inc. * (a)	17	439

ChampionX Corp. * (a)	130	1,984

Helix Energy Solutions Group, Inc. *	141	594

Matrix Service Co. * (a)	421	4,644

NexTier Oilfield Solutions, Inc. *	668	2,296

Oceaneering International, Inc. *	229	1,818

Oil States International, Inc. *	191	961

Patterson-UTI Energy, Inc.	310	1,632

ProPetro Holding Corp. *	81	602

Select Energy Services, Inc., Class A *	138	567

Solaris Oilfield Infrastructure, Inc., Class A	90	732

		16,269

Entertainment — 0.5%

Cinemark Holdings, Inc. (a)	285	4,967

Eros STX Global Corp. (United Arab Emirates) * (a)	904	1,644

		6,611

Equity Real Estate Investment Trusts (REITs) — 7.5%

Acadia Realty Trust	86	1,213

Agree Realty Corp.	26	1,738

Alexander & Baldwin, Inc.	119	2,047

American Assets Trust, Inc.	138	3,974

American Finance Trust, Inc.	233	1,734

Broadstone Net Lease, Inc., Class A (a)	125	2,438

CareTrust REIT, Inc.	29	637

Centerspace	5	374

Chatham Lodging Trust	50	541

City Office REIT, Inc.	142	1,390

Columbia Property Trust, Inc.	33	469

CoreCivic, Inc. (a)	47	308

CorePoint Lodging, Inc.	33	230

DiamondRock Hospitality Co. *	698	5,762

Diversified Healthcare Trust	108	445

Easterly Government Properties, Inc. (a)	76	1,721

Essential Properties Realty Trust, Inc.	57	1,213

First Industrial Realty Trust, Inc.	52	2,203

Franklin Street Properties Corp.	35	155

Getty Realty Corp.	103	2,827

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Gladstone Commercial Corp.	137	2,466

Global Net Lease, Inc.	37	633

Hersha Hospitality Trust	15	122

Highwoods Properties, Inc.	18	705

Innovative Industrial Properties, Inc. (a)	5	934

Kite Realty Group Trust	116	1,740

Lexington Realty Trust (a)	175	1,859

Mack-Cali Realty Corp. (a)	120	1,496

Monmouth Real Estate Investment Corp.	13	230

National Health Investors, Inc.	3	228

New Senior Investment Group, Inc.	552	2,861

NexPoint Residential Trust, Inc.	7	277

Pebblebrook Hotel Trust	63	1,194

Physicians Realty Trust	200	3,562

Piedmont Office Realty Trust, Inc., Class A (a)	159	2,585

PotlatchDeltic Corp.	108	5,382

PS Business Parks, Inc.	7	970

QTS Realty Trust, Inc., Class A (a)	3	155

Retail Opportunity Investments Corp.	195	2,608

Retail Properties of America, Inc., Class A (a)	219	1,873

RLJ Lodging Trust	109	1,537

Ryman Hospitality Properties, Inc.	7	495

Sabra Health Care REIT, Inc.	200	3,478

Saul Centers, Inc.	7	222

Service Properties Trust	184	2,116

SITE Centers Corp.	211	2,130

STAG Industrial, Inc.	107	3,354

Summit Hotel Properties, Inc.	43	387

Sunstone Hotel Investors, Inc.	798	9,043

UMH Properties, Inc.	17	256

Urban Edge Properties	107	1,388

Urstadt Biddle Properties, Inc., Class A	46	656

Xenia Hotels & Resorts, Inc.	233	3,539

		91,900

Food & Staples Retailing — 0.2%

Andersons, Inc. (The)	19	461

Rite Aid Corp. * (a)	35	554

SpartanNash Co. (a)	30	522

United Natural Foods, Inc. * (a)	67	1,067

		2,604

Food Products — 1.1%

B&G Foods, Inc. (a)	59	1,639

Darling Ingredients, Inc. *	162	9,338

Farmer Bros Co. *	89	414

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — continued

Fresh Del Monte Produce, Inc.	69	1,666

Seneca Foods Corp., Class A *	20	806

		13,863

Gas Utilities — 1.2%

New Jersey Resources Corp. (a)	47	1,653

Northwest Natural Holding Co.	19	856

ONE Gas, Inc.	60	4,576

Southwest Gas Holdings, Inc.	90	5,455

Spire, Inc.	30	1,940

		14,480

Health Care Equipment & Supplies — 0.3%

Invacare Corp.	155	1,388

LivaNova plc *	17	1,106

Varex Imaging Corp. * (a)	67	1,122

		3,616

Health Care Providers & Services — 1.4%

Cross Country Healthcare, Inc. *	226	2,007

Magellan Health, Inc. *	52	4,341

Patterson Cos., Inc. (a)	43	1,265

Tenet Healthcare Corp. *	158	6,293

Tivity Health, Inc. * (a)	158	3,103

		17,009

Health Care Technology — 0.7%

Allscripts Healthcare Solutions, Inc. *	545	7,862

Computer Programs and Systems, Inc. (a)	18	494

		8,356

Hotels, Restaurants & Leisure — 2.4%

BJ’s Restaurants, Inc.	85	3,272

Boyd Gaming Corp. * (a)	81	3,481

Brinker International, Inc. (a)	92	5,205

Caesars Entertainment, Inc. * (a)	98	7,241

Marriott Vacations Worldwide Corp.	38	5,214

Penn National Gaming, Inc. * (a)	51	4,422

		28,835

Household Durables — 1.9%

Hooker Furniture Corp.	48	1,554

KB Home	67	2,232

Lifetime Brands, Inc.	49	740

Meritage Homes Corp. *	37	3,081

Purple Innovation, Inc. *	147	4,826

Taylor Morrison Home Corp. *	27	693

TRI Pointe Group, Inc. *	494	8,528

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — continued

Tupperware Brands Corp. *	43	1,377

		23,031

Household Products — 0.5%

Central Garden & Pet Co., Class A *	108	3,931

Spectrum Brands Holdings, Inc.	25	1,990

		5,921

Independent Power and Renewable Electricity Producers — 1.0%

Atlantic Power Corp. *	1,234	2,591

Clearway Energy, Inc. (a)	154	4,554

Clearway Energy, Inc., Class C	154	4,901

		12,046

Insurance — 1.8%

Ambac Financial Group, Inc. *	78	1,198

American Equity Investment Life Holding Co.	125	3,460

Argo Group International Holdings Ltd.	49	2,159

CNO Financial Group, Inc.	395	8,770

FedNat Holding Co.	14	80

Heritage Insurance Holdings, Inc.	60	604

Horace Mann Educators Corp.	29	1,198

MBIA, Inc. *	96	630

ProAssurance Corp.	88	1,573

ProSight Global, Inc. *	27	340

Stewart Information Services Corp.	39	1,867

United Insurance Holdings Corp. (a)	68	388

		22,267

Interactive Media & Services — 0.7%

Cars.com, Inc. *	381	4,310

Yelp, Inc. *	113	3,705

		8,015

Internet & Direct Marketing Retail — 0.2%

Groupon, Inc. * (a)	59	2,253

IT Services — 0.8%

KBR, Inc.	142	4,386

Perspecta, Inc.	140	3,381

Sykes Enterprises, Inc. *	62	2,339

		10,106

Machinery — 3.6%

AGCO Corp.	57	5,866

Albany International Corp., Class A	5	396

Altra Industrial Motion Corp.	151	8,364

Astec Industries, Inc.	80	4,636

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Barnes Group, Inc.	60	3,021

CIRCOR International, Inc. *	18	688

Douglas Dynamics, Inc.	25	1,069

EnPro Industries, Inc.	28	2,130

Graham Corp.	15	231

LB Foster Co., Class A *	20	300

Manitowoc Co., Inc. (The) *	76	1,016

Meritor, Inc. *	71	1,968

Navistar International Corp. *	15	637

Rexnord Corp.	66	2,595

Terex Corp.	120	4,173

TriMas Corp. *	21	662

Wabash National Corp.	331	5,710

		43,462

Media — 1.4%

AMC Networks, Inc., Class A * (a)	130	4,661

comScore, Inc. *	701	1,745

Gannett Co., Inc. * (a)	551	1,850

Hemisphere Media Group, Inc. *	179	1,859

National CineMedia, Inc.	362	1,348

Sinclair Broadcast Group, Inc., Class A (a)	112	3,573

WideOpenWest, Inc. * (a)	240	2,559

		17,595

Metals & Mining — 2.9%

Alcoa Corp. *	166	3,817

Allegheny Technologies, Inc. *	234	3,916

Arconic Corp. *	119	3,537

Carpenter Technology Corp.	49	1,418

Century Aluminum Co. *	52	571

Cleveland-Cliffs, Inc. (a)	372	5,418

Commercial Metals Co.	230	4,718

Kaiser Aluminum Corp.	36	3,511

SunCoke Energy, Inc.	594	2,583

Warrior Met Coal, Inc. (a)	206	4,396

Worthington Industries, Inc.	36	1,833

		35,718

Mortgage Real Estate Investment Trusts (REITs) — 2.5%

Apollo Commercial Real Estate Finance, Inc. (a)	97	1,086

Ares Commercial Real Estate Corp.	128	1,527

ARMOUR Residential REIT, Inc.	31	337

Blackstone Mortgage Trust, Inc., Class A	239	6,569

Cherry Hill Mortgage Investment Corp.	17	156

Ellington Financial, Inc.	22	329

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mortgage Real Estate Investment Trusts (REITs) — continued

Granite Point Mortgage Trust, Inc.	121	1,208

Great Ajax Corp. (a)	20	210

Invesco Mortgage Capital, Inc. (a)	115	390

KKR Real Estate Finance Trust, Inc. (a)	127	2,276

Ladder Capital Corp.	371	3,627

New York Mortgage Trust, Inc. (a)	196	723

PennyMac Mortgage Investment Trust	168	2,952

Redwood Trust, Inc. (a)	284	2,493

TPG RE Finance Trust, Inc. (a)	176	1,870

Two Harbors Investment Corp. (a)	645	4,110

		29,863

Multiline Retail — 0.8%

Dillard’s, Inc., Class A (a)	75	4,735

Macy’s, Inc. (a)	476	5,355

		10,090

Multi-Utilities — 0.9%

Avista Corp.	80	3,223

Black Hills Corp.	96	5,911

Unitil Corp.	37	1,656

		10,790

Oil, Gas & Consumable Fuels — 2.9%

Arch Resources, Inc. *	69	3,003

Berry Corp.	606	2,231

Bonanza Creek Energy, Inc. *	26	508

CNX Resources Corp. *	112	1,214

CVR Energy, Inc.	131	1,956

Delek US Holdings, Inc.	140	2,247

Diamond S Shipping, Inc. *	102	680

Dorian LPG Ltd. *	138	1,685

Falcon Minerals Corp.	302	952

Green Plains, Inc. * (a)	176	2,317

International Seaways, Inc. (a)	48	782

Kosmos Energy Ltd. (Ghana)	203	476

Magnolia Oil & Gas Corp., Class A * (a)	303	2,142

Ovintiv, Inc.	192	2,760

PDC Energy, Inc. *	172	3,523

Range Resources Corp. *	157	1,054

Renewable Energy Group, Inc. *	55	3,881

REX American Resources Corp. *	30	2,219

Southwestern Energy Co. * (a)	235	701

Talos Energy, Inc. *	55	456

W&T Offshore, Inc. * (a)	329	714

		35,501

INVESTMENTS	SHARES (000)	VALUE ($000)

Paper & Forest Products — 1.4%

Boise Cascade Co.	59	2,806

Domtar Corp.	150	4,754

Glatfelter Corp. (a)	57	927

Louisiana-Pacific Corp.	31	1,156

Neenah, Inc.	30	1,643

Schweitzer-Mauduit International, Inc.	103	4,138

Verso Corp., Class A	156	1,877

		17,301

Personal Products — 0.6%

BellRing Brands, Inc., Class A *	214	5,205

Edgewell Personal Care Co.	52	1,808

		7,013

Pharmaceuticals — 1.0%

Endo International plc *	802	5,758

Intra-Cellular Therapies, Inc. *	65	2,067

Lannett Co., Inc. * (a)	648	4,225

		12,050

Professional Services — 2.1%

Barrett Business Services, Inc.	58	3,965

GP Strategies Corp. *	155	1,835

Heidrick & Struggles International, Inc.	83	2,436

Huron Consulting Group, Inc. *	75	4,409

Insperity, Inc.	6	521

Kelly Services, Inc., Class A	262	5,383

TrueBlue, Inc. *	358	6,685

		25,234

Real Estate Management & Development — 0.3%

Realogy Holdings Corp. *	242	3,170

Road & Rail — 0.6%

ArcBest Corp.	164	6,976

Covenant Logistics Group, Inc., Class A *	26	381

		7,357

Semiconductors & Semiconductor Equipment — 1.7%

Amkor Technology, Inc.	248	3,740

Cohu, Inc.	105	4,024

Maxeon Solar Technologies Ltd. * (a)	45	1,266

NeoPhotonics Corp. *	322	2,927

SMART Global Holdings, Inc. * (a)	56	2,092

SunPower Corp. * (a)	120	3,069

Veeco Instruments, Inc. *	213	3,701

		20,819

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 1.1%

ACI Worldwide, Inc. *	67	2,579

Asure Software, Inc. *	189	1,345

MicroStrategy, Inc., Class A * (a)	14	5,284

SecureWorks Corp., Class A * (a)	50	716

Synchronoss Technologies, Inc. * (a)	739	3,472

		13,396

Specialty Retail — 3.8%

Aaron’s Co., Inc. (The) *	14	263

Abercrombie & Fitch Co., Class A (a)	372	7,582

Bed Bath & Beyond, Inc. (a)	191	3,397

Caleres, Inc.	185	2,890

Children’s Place, Inc. (The) * (a)	27	1,338

Genesco, Inc. * (a)	96	2,901

Group 1 Automotive, Inc. (a)	33	4,341

Haverty Furniture Cos., Inc. (a)	80	2,205

Lithia Motors, Inc., Class A	14	4,097

Murphy USA, Inc.	10	1,361

ODP Corp. (The) *	168	4,922

Signet Jewelers Ltd. (a)	90	2,452

Sleep Number Corp. *	30	2,431

Sonic Automotive, Inc., Class A	78	3,020

Zumiez, Inc. *	82	3,031

		46,231

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. *	166	1,767

Textiles, Apparel & Luxury Goods — 0.7%

Fossil Group, Inc. * (a)	57	497

G-III Apparel Group Ltd. * (a)	202	4,798

Movado Group, Inc. *	16	266

Wolverine World Wide, Inc. (a)	102	3,190

		8,751

Thrifts & Mortgage Finance — 3.8%

Axos Financial, Inc. *	136	5,089

ESSA Bancorp, Inc.	12	177

Essent Group Ltd.	119	5,119

Kearny Financial Corp. (a)	179	1,892

Luther Burbank Corp.	59	574

Meridian Bancorp, Inc.	185	2,763

MGIC Investment Corp.	303	3,803

Mr. Cooper Group, Inc. *	30	925

NMI Holdings, Inc., Class A *	53	1,203

Northfield Bancorp, Inc. (a)	372	4,589

PennyMac Financial Services, Inc.	63	4,160

INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued

Premier Financial Corp.	50	1,155

Radian Group, Inc.	371	7,511

Washington Federal, Inc.	207	5,333

Western New England Bancorp, Inc.	39	267

WSFS Financial Corp. (a)	50	2,259

		46,819

Trading Companies & Distributors — 2.1%

Applied Industrial Technologies, Inc.	54	4,188

BMC Stock Holdings, Inc. *	83	4,455

DXP Enterprises, Inc. *	69	1,529

Foundation Building Materials, Inc. *	71	1,366

GMS, Inc. *	72	2,204

H&E Equipment Services, Inc.	21	626

MRC Global, Inc. *	337	2,235

NOW, Inc. * (a)	783	5,623

Titan Machinery, Inc. *	61	1,187

Veritiv Corp. *	72	1,497

WESCO International, Inc. *	14	1,095

		26,005

Wireless Telecommunication Services — 0.1%

Gogo, Inc. * (a)	91	873

Total Common Stocks (Cost $926,256)		1,193,217

Short-Term Investments — 10.1%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $30,390)	30,379	30,395

Investment of Cash Collateral from Securities Loaned — 7.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	75,304	75,312

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	17,211	17,211

Total Investment of Cash Collateral from Securities Loaned (Cost $92,526)		92,523

Total Short-Term Investments (Cost $122,916)		122,918

Total Investments — 108.0% (Cost $1,049,172)		1,316,135
Liabilities in Excess of Other Assets — (8.0)%		(97,023)

NET ASSETS — 100.0%		1,219,112

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $89,318,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	240	03/2021	USD	23,735	40

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Automobiles — 0.9%

Thor Industries, Inc.	38	3,558

Banks — 7.8%

Commerce Bancshares, Inc.	56	3,666

Cullen/Frost Bankers, Inc.	46	4,026

First Hawaiian, Inc.	115	2,710

First Horizon National Corp.	371	4,729

ServisFirst Bancshares, Inc.	78	3,139

Signature Bank	33	4,444

SVB Financial Group *	12	4,827

Western Alliance Bancorp	66	3,944

		31,485

Biotechnology — 0.5%

Certara, Inc. * (a)	58	1,952

Building Products — 2.1%

Fortune Brands Home & Security, Inc.	46	3,960

Lennox International, Inc.	17	4,603

		8,563

Capital Markets — 6.7%

FactSet Research Systems, Inc.	11	3,712

Focus Financial Partners, Inc., Class A *	74	3,228

Lazard Ltd., Class A	111	4,706

LPL Financial Holdings, Inc.	46	4,784

Moelis & Co., Class A	65	3,037

Morningstar, Inc.	21	4,780

StepStone Group, Inc., Class A *	69	2,740

		26,987

Chemicals — 0.8%

Axalta Coating Systems Ltd. *	113	3,229

Commercial Services & Supplies — 4.9%

IAA, Inc. *	77	4,989

MSA Safety, Inc.	31	4,673

Stericycle, Inc. *	44	3,078

Waste Connections, Inc.	70	7,185

		19,925

Construction & Engineering — 1.1%

WillScot Mobile Mini Holdings Corp. *	186	4,315

Containers & Packaging — 3.3%

AptarGroup, Inc.	51	6,938

Crown Holdings, Inc. *	48	4,836

Pactiv Evergreen, Inc. *	82	1,480

		13,254

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 3.3%

LKQ Corp. *	118	4,158

Pool Corp.	24	9,091

		13,249

Diversified Consumer Services — 1.4%

Bright Horizons Family Solutions, Inc. *	33	5,708

Electric Utilities — 0.6%

Portland General Electric Co.	58	2,463

Electrical Equipment — 1.2%

Generac Holdings, Inc. *	21	4,755

Electronic Equipment, Instruments & Components — 1.0%

Cognex Corp.	51	4,075

Equity Real Estate Investment Trusts (REITs) — 5.6%

American Campus Communities, Inc.	65	2,779

CubeSmart	111	3,741

EastGroup Properties, Inc.	33	4,584

Mid-America Apartment Communities, Inc.	37	4,748

National Retail Properties, Inc.	107	4,378

Outfront Media, Inc.	127	2,487

		22,717

Food & Staples Retailing — 3.7%

BJ’s Wholesale Club Holdings, Inc. *	130	4,861

Casey’s General Stores, Inc.	20	3,514

Performance Food Group Co. *	133	6,337

		14,712

Food Products — 1.2%

Lamb Weston Holdings, Inc.	60	4,689

Gas Utilities — 1.1%

Atmos Energy Corp.	45	4,276

Health Care Equipment & Supplies — 4.6%

ICU Medical, Inc. *	17	3,549

IDEXX Laboratories, Inc. *	10	4,959

STERIS plc	21	3,968

West Pharmaceutical Services, Inc.	21	5,957

		18,433

Health Care Providers & Services — 5.7%

Centene Corp. *	57	3,424

Chemed Corp.	8	4,329

Encompass Health Corp.	71	5,834

Molina Healthcare, Inc. *	35	7,341

Premier, Inc., Class A	64	2,241

		23,169

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.4%

Planet Fitness, Inc., Class A *	34	2,649

Vail Resorts, Inc.	13	3,703

Wendy’s Co. (The)	147	3,219

		9,571

Household Products — 0.9%

Reynolds Consumer Products, Inc.	116	3,496

Insurance — 2.1%

Kinsale Capital Group, Inc.	18	3,513

RLI Corp.	49	5,141

		8,654

Internet & Direct Marketing Retail — 0.8%

Chewy, Inc., Class A * (a)	36	3,221

IT Services — 3.6%

Black Knight, Inc. *	40	3,541

Broadridge Financial Solutions, Inc.	35	5,329

WEX, Inc. *	28	5,732

		14,602

Leisure Products — 1.3%

Brunswick Corp.	71	5,435

Life Sciences Tools & Services — 1.2%

Syneos Health, Inc. *	69	4,689

Machinery — 9.4%

Douglas Dynamics, Inc.	50	2,137

IDEX Corp.	25	4,912

Lincoln Electric Holdings, Inc.	46	5,329

Nordson Corp.	19	3,797

RBC Bearings, Inc. *	27	4,753

Snap-on, Inc.	18	3,090

Toro Co. (The)	97	9,194

Woodward, Inc.	39	4,764

		37,976

Multi-Utilities — 0.7%

NorthWestern Corp.	45	2,650

Pharmaceuticals — 1.7%

Catalent, Inc. *	64	6,692

Professional Services — 1.7%

CoreLogic, Inc.	30	2,318

TransUnion	48	4,718

		7,036

Real Estate Management & Development — 0.7%

Cushman & Wakefield plc *	192	2,850

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.7%

Knight-Swift Transportation Holdings, Inc.	86	3,577

Landstar System, Inc.	26	3,459

		7,036

Semiconductors & Semiconductor Equipment — 2.0%

CMC Materials, Inc.	31	4,636

Monolithic Power Systems, Inc.	10	3,516

		8,152

Software — 9.2%

Aspen Technology, Inc. *	36	4,669

Envestnet, Inc. *	33	2,728

Guidewire Software, Inc. *	34	4,435

PTC, Inc. *	27	3,206

Q2 Holdings, Inc. *	45	5,670

RealPage, Inc. *	41	3,579

SS&C Technologies Holdings, Inc.	111	8,064

Tyler Technologies, Inc. *	11	4,719

		37,070

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	28	2,642

Total Common Stocks (Cost $335,179)		393,286

Short-Term Investments — 3.3%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $10,089)	10,084	10,088

Investment of Cash Collateral from Securities Loaned — 0.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	1,100	1,100

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	2,033	2,033

Total Investment of Cash Collateral from Securities Loaned (Cost $3,133)		3,133

Total Short-Term Investments (Cost $13,222)		13,221

Total Investments — 100.9% (Cost $348,401)		406,507
Liabilities in Excess of Other Assets — (0.9)%		(3,462)

NET ASSETS — 100.0%		403,045

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	47

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $2,971,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.2%

AAR Corp.	106	3,847

AeroVironment, Inc. *	16	1,408

Astronics Corp. *	164	2,174

Maxar Technologies, Inc.	80	3,083

Moog, Inc., Class A	14	1,098

Triumph Group, Inc.	33	412

		12,022

Air Freight & Logistics — 0.4%

Echo Global Logistics, Inc. *	81	2,171

Hub Group, Inc., Class A *	30	1,733

		3,904

Airlines — 0.3%

Allegiant Travel Co.	15	2,782

Auto Components — 0.9%

Adient plc *	28	984

Cooper Tire & Rubber Co.	22	903

Dana, Inc.	117	2,278

Gentherm, Inc. *	75	4,892

		9,057

Banks — 7.4%

1st Source Corp.	24	947

Atlantic Union Bankshares Corp.	19	624

BancFirst Corp. (a)	72	4,238

BancorpSouth Bank	97	2,662

BankFinancial Corp.	5	43

Banner Corp.	75	3,498

Brookline Bancorp, Inc.	96	1,158

Cadence BanCorp	315	5,176

Cathay General Bancorp	128	4,123

Central Pacific Financial Corp.	118	2,236

CIT Group, Inc.	70	2,513

Columbia Banking System, Inc.	123	4,418

CVB Financial Corp. (a)	157	3,052

Enterprise Financial Services Corp.	22	776

Equity Bancshares, Inc., Class A *	45	963

First Commonwealth Financial Corp.	158	1,731

First Community Bankshares, Inc.	11	227

First Hawaiian, Inc.	54	1,274

First Horizon National Corp.	65	825

First Merchants Corp.	79	2,967

Flushing Financial Corp.	32	535

Great Western Bancorp, Inc. (a)	124	2,598

HarborOne Bancorp, Inc.	42	457

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

HomeTrust Bancshares, Inc.	54	1,045

Hope Bancorp, Inc.	165	1,798

Independent Bank Corp.	45	835

Investors Bancorp, Inc.	106	1,123

Old National Bancorp	272	4,501

People’s United Financial, Inc.	53	681

Pinnacle Financial Partners, Inc.	32	2,054

Trustmark Corp.	137	3,745

UMB Financial Corp.	23	1,616

United Bankshares, Inc.	30	957

Webster Financial Corp.	69	2,925

Westamerica BanCorp	45	2,484

Western Alliance Bancorp	33	1,972

		72,777

Biotechnology — 8.3%

ACADIA Pharmaceuticals, Inc. *	73	3,924

Akebia Therapeutics, Inc. * (a)	1,064	2,978

Alector, Inc. *	19	285

Amicus Therapeutics, Inc. *	153	3,527

Arena Pharmaceuticals, Inc. *	46	3,563

Atara Biotherapeutics, Inc. *	118	2,315

Athenex, Inc. * (a)	115	1,270

Biohaven Pharmaceutical Holding Co. Ltd. *	47	4,063

Black Diamond Therapeutics, Inc. * (a)	43	1,375

Bluebird Bio, Inc. *	8	348

Bridgebio Pharma, Inc. * (a)	38	2,695

Clovis Oncology, Inc. * (a)	151	723

CytomX Therapeutics, Inc. *	52	340

Dicerna Pharmaceuticals, Inc. *	97	2,133

Eagle Pharmaceuticals, Inc. *	29	1,328

Eiger BioPharmaceuticals, Inc. *	124	1,518

Emergent BioSolutions, Inc. *	9	798

Esperion Therapeutics, Inc. * (a)	16	421

Flexion Therapeutics, Inc. * (a)	162	1,872

Global Blood Therapeutics, Inc. *	39	1,693

Gritstone Oncology, Inc. * (a)	21	82

Harpoon Therapeutics, Inc. *	70	1,154

Homology Medicines, Inc. * (a)	32	359

Intercept Pharmaceuticals, Inc. * (a)	66	1,635

Kronos Bio, Inc. * (a)	103	3,068

La Jolla Pharmaceutical Co. *	46	177

Ligand Pharmaceuticals, Inc. * (a)	16	1,601

LogicBio Therapeutics, Inc. *	209	1,598

Mersana Therapeutics, Inc. *	130	3,447

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Metacrine, Inc. *	44	346

Myriad Genetics, Inc. *	91	1,797

Protagonist Therapeutics, Inc. * (a)	121	2,435

Puma Biotechnology, Inc. * (a)	163	1,671

REGENXBIO, Inc. *	51	2,323

REVOLUTION Medicines, Inc. *	22	859

Sarepta Therapeutics, Inc. *	14	2,395

Seres Therapeutics, Inc. * (a)	105	2,573

Solid Biosciences, Inc. *	49	368

Sutro Biopharma, Inc. *	19	411

TCR2 Therapeutics, Inc. * (a)	39	1,211

TG Therapeutics, Inc. *	93	4,854

UroGen Pharma Ltd. * (a)	66	1,186

Vanda Pharmaceuticals, Inc. *	289	3,792

Viela Bio, Inc. * (a)	46	1,640

Voyager Therapeutics, Inc. * (a)	83	591

Xencor, Inc. * (a)	59	2,576

Y-mAbs Therapeutics, Inc. *	5	267

		81,585

Building Products — 1.1%

Advanced Drainage Systems, Inc.	11	886

Builders FirstSource, Inc. *	174	7,105

Cornerstone Building Brands, Inc. *	109	1,010

Quanex Building Products Corp.	54	1,202

UFP Industries, Inc.	16	872

		11,075

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	12	604

Blucora, Inc. *	192	3,056

Brightsphere Investment Group, Inc.	27	511

Cohen & Steers, Inc.	10	758

Cowen, Inc., Class A (a)	67	1,751

Donnelley Financial Solutions, Inc. *	52	888

Federated Hermes, Inc.	37	1,055

Focus Financial Partners, Inc., Class A *	55	2,384

Houlihan Lokey, Inc.	28	1,851

Piper Sandler Cos.	11	1,150

Stifel Financial Corp.	75	3,796

Virtus Investment Partners, Inc.	10	2,213

		20,017

Chemicals — 1.9%

Avient Corp.	97	3,908

FutureFuel Corp.	119	1,506

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Ingevity Corp. *	29	2,219

Koppers Holdings, Inc. *	76	2,365

Kraton Corp. *	12	328

Minerals Technologies, Inc.	43	2,645

PQ Group Holdings, Inc.	46	656

Trinseo SA	49	2,531

Tronox Holdings plc, Class A	186	2,719

		18,877

Commercial Services & Supplies — 2.4%

ABM Industries, Inc. (a)	81	3,077

ACCO Brands Corp.	279	2,353

Brink’s Co. (The)	19	1,361

Clean Harbors, Inc. *	26	1,964

Deluxe Corp.	47	1,365

Ennis, Inc.	132	2,361

Heritage-Crystal Clean, Inc. *	28	594

Herman Miller, Inc.	110	3,728

HNI Corp.	90	3,099

Quad/Graphics, Inc.	181	690

SP Plus Corp. *	41	1,182

Steelcase, Inc., Class A	94	1,270

Team, Inc. *	55	597

		23,641

Communications Equipment — 0.5%

ADTRAN, Inc.	61	896

Extreme Networks, Inc. *	479	3,302

PCTEL, Inc. *	56	367

		4,565

Construction & Engineering — 3.0%

Arcosa, Inc.	55	3,010

Argan, Inc.	109	4,863

Comfort Systems USA, Inc.	49	2,585

EMCOR Group, Inc.	82	7,536

MasTec, Inc. * (a)	90	6,157

MYR Group, Inc. *	33	1,973

Primoris Services Corp.	37	1,024

Tutor Perini Corp. *	165	2,143

		29,291

Construction Materials — 0.1%

Summit Materials, Inc., Class A *	25	504

US Concrete, Inc. *	12	476

		980

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — 0.9%

Credit Acceptance Corp. * (a)	4	1,514

EZCORP, Inc., Class A *	50	241

FirstCash, Inc.	24	1,690

Green Dot Corp., Class A *	20	1,130

Navient Corp.	290	2,843

Nelnet, Inc., Class A	6	406

Regional Management Corp.	22	651

		8,475

Containers & Packaging — 0.4%

Graphic Packaging Holding Co.	52	872

Myers Industries, Inc.	48	992

O-I Glass, Inc.	141	1,679

Pactiv Evergreen, Inc. *	19	345

		3,888

Distributors—0.5%

Core-Mark Holding Co., Inc.	156	4,571

Diversified Consumer Services — 0.6%

American Public Education, Inc. *	116	3,545

Houghton Mifflin Harcourt Co. *	652	2,173

		5,718

Diversified Telecommunication Services — 0.4%

Consolidated Communications Holdings, Inc. *	559	2,736

ORBCOMM, Inc. *	174	1,288

		4,024

Electric Utilities — 0.8%

ALLETE, Inc.	22	1,344

IDACORP, Inc.	7	682

PNM Resources, Inc.	34	1,631

Portland General Electric Co.	74	3,157

Spark Energy, Inc., Class A (a)	119	1,142

		7,956

Electrical Equipment — 0.7%

AZZ, Inc.	21	982

Bloom Energy Corp., Class A * (a)	5	135

LSI Industries, Inc.	37	316

Powell Industries, Inc.	63	1,870

Sunrun, Inc. *	46	3,219

Thermon Group Holdings, Inc. *	43	675

		7,197

Electronic Equipment, Instruments & Components — 2.4%

Bel Fuse, Inc., Class B	248	3,724

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Benchmark Electronics, Inc.	156	4,203

Fabrinet (Thailand) *	43	3,342

Insight Enterprises, Inc. *	10	761

Kimball Electronics, Inc. *	31	501

OSI Systems, Inc. *	26	2,403

Sanmina Corp. *	54	1,735

ScanSource, Inc. *	203	5,363

TTM Technologies, Inc. *	145	1,996

		24,028

Energy Equipment & Services — 0.8%

ChampionX Corp. *	35	537

Helix Energy Solutions Group, Inc. * (a)	158	663

Matrix Service Co. *	273	3,010

NexTier Oilfield Solutions, Inc. *	569	1,958

Oceaneering International, Inc. *	29	232

Oil States International, Inc. *	112	562

Patterson-UTI Energy, Inc.	177	930

Select Energy Services, Inc., Class A *	61	251

		8,143

Entertainment — 1.1%

Cinemark Holdings, Inc. (a)	640	11,138

Eros STX Global Corp. (United Arab Emirates) * (a)	55	100

		11,238

Equity Real Estate Investment Trusts (REITs) — 4.7%

Acadia Realty Trust	31	446

Agree Realty Corp.	11	726

Alexander & Baldwin, Inc.	26	439

American Assets Trust, Inc.	122	3,514

American Finance Trust, Inc.	104	774

Americold Realty Trust	49	1,836

Broadstone Net Lease, Inc., Class A (a)	80	1,565

CareTrust REIT, Inc.	16	348

Chatham Lodging Trust	16	177

City Office REIT, Inc.	42	412

Columbia Property Trust, Inc.	45	648

CoreSite Realty Corp.	7	886

DiamondRock Hospitality Co. *	327	2,701

Easterly Government Properties, Inc.	27	605

Equity LifeStyle Properties, Inc.	14	893

Essential Properties Realty Trust, Inc.	62	1,310

First Industrial Realty Trust, Inc.	50	2,098

Four Corners Property Trust, Inc.	30	896

Getty Realty Corp.	40	1,107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	51

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Gladstone Commercial Corp.	27	489

Global Net Lease, Inc.	13	221

Hersha Hospitality Trust	10	80

Highwoods Properties, Inc.	17	666

Innovative Industrial Properties, Inc. (a)	2	403

Kite Realty Group Trust	18	266

Lexington Realty Trust (a)	24	251

National Health Investors, Inc.	3	180

New Senior Investment Group, Inc.	204	1,056

Pebblebrook Hotel Trust	25	463

Physicians Realty Trust	101	1,796

Piedmont Office Realty Trust, Inc., Class A (a)	74	1,199

Plymouth Industrial REIT, Inc.	21	312

PotlatchDeltic Corp.	58	2,916

QTS Realty Trust, Inc., Class A (a)	30	1,881

Retail Opportunity Investments Corp.	47	632

Retail Properties of America, Inc., Class A	85	729

RLJ Lodging Trust	16	229

Ryman Hospitality Properties, Inc.	20	1,382

Sabra Health Care REIT, Inc. (a)	82	1,419

Saul Centers, Inc.	22	694

Service Properties Trust	64	731

SITE Centers Corp.	61	621

STAG Industrial, Inc.	35	1,090

Summit Hotel Properties, Inc.	33	301

Sunstone Hotel Investors, Inc.	302	3,416

Xenia Hotels & Resorts, Inc.	96	1,465

		46,269

Food & Staples Retailing — 0.0% (b)

Andersons, Inc. (The) (a)	8	206

SpartanNash Co. (a)	9	158

		364

Food Products — 1.6%

B&G Foods, Inc. (a)	60	1,656

Darling Ingredients, Inc. *	151	8,737

Farmer Bros Co. *	71	331

Fresh Del Monte Produce, Inc.	41	984

John B Sanfilippo & Son, Inc.	25	1,987

Seneca Foods Corp., Class A *	41	1,650

		15,345

Gas Utilities — 0.6%

New Jersey Resources Corp.	26	921

Northwest Natural Holding Co.	29	1,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — continued

ONE Gas, Inc.	33	2,541

Southwest Gas Holdings, Inc.	23	1,385

		6,185

Health Care Equipment & Supplies — 3.3%

Accuray, Inc. * (a)	578	2,410

AngioDynamics, Inc. * (a)	134	2,057

Cutera, Inc. *	74	1,786

Integer Holdings Corp. *	62	5,030

LivaNova plc *	43	2,814

Natus Medical, Inc. *	114	2,293

NuVasive, Inc. *	103	5,812

Orthofix Medical, Inc. *	43	1,861

Outset Medical, Inc. *	14	790

SeaSpine Holdings Corp. *	163	2,843

Sientra, Inc. * (a)	169	658

Varex Imaging Corp. * (a)	158	2,639

Zynex, Inc. *	148	1,988

		32,981

Health Care Providers & Services — 4.0%

AdaptHealth Corp. *	221	8,301

American Renal Associates Holdings, Inc. *	5	57

Brookdale Senior Living, Inc. *	1,124	4,981

Cross Country Healthcare, Inc. *	454	4,023

HealthEquity, Inc. *	30	2,064

Magellan Health, Inc. *	43	3,562

MEDNAX, Inc. *	60	1,465

Owens & Minor, Inc.	95	2,556

Patterson Cos., Inc.	102	3,017

Providence Service Corp. (The) *	3	430

Tenet Healthcare Corp. *	103	4,112

Tivity Health, Inc. * (a)	168	3,281

Triple-S Management Corp., Class B (Puerto Rico) * (a)	65	1,396

		39,245

Health Care Technology — 1.2%

Allscripts Healthcare Solutions, Inc. *	476	6,877

Computer Programs and Systems, Inc. (a)	36	964

Evolent Health, Inc., Class A * (a)	251	4,019

		11,860

Hotels, Restaurants & Leisure — 2.5%

BJ’s Restaurants, Inc.	56	2,148

Bloomin’ Brands, Inc.	236	4,576

Boyd Gaming Corp. *	63	2,718

Brinker International, Inc.	60	3,418

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Caesars Entertainment, Inc. * (a)	79	5,830

Marriott Vacations Worldwide Corp.	33	4,528

Penn National Gaming, Inc. *	20	1,710

		24,928

Household Durables — 1.9%

Hamilton Beach Brands Holding Co., Class A	12	212

Hooker Furniture Corp.	27	877

KB Home	158	5,291

Meritage Homes Corp. *	13	1,035

Purple Innovation, Inc. *	55	1,822

TRI Pointe Group, Inc. *	531	9,168

		18,405

Household Products — 0.1%

Central Garden & Pet Co., Class A *	30	1,079

Independent Power and Renewable Electricity Producers — 0.5%

Atlantic Power Corp. *	1,593	3,344

Clearway Energy, Inc.	42	1,243

Clearway Energy, Inc., Class C	11	342

		4,929

Insurance — 1.1%

Ambac Financial Group, Inc. *	19	288

American Equity Investment Life Holding Co.	34	933

Argo Group International Holdings Ltd.	25	1,110

CNO Financial Group, Inc.	181	4,030

First American Financial Corp.	15	789

Heritage Insurance Holdings, Inc. (a)	11	112

Horace Mann Educators Corp.	6	261

MBIA, Inc. *	27	175

Primerica, Inc.	11	1,466

ProAssurance Corp.	36	642

ProSight Global, Inc. *	20	262

Stewart Information Services Corp.	11	513

		10,581

Interactive Media & Services — 0.4%

Yelp, Inc. *	130	4,250

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (a)	11	434

Stamps.com, Inc. *	14	2,766

		3,200

IT Services — 2.7%

CACI International, Inc., Class A *	12	3,029

CSG Systems International, Inc.	13	573

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Euronet Worldwide, Inc. *	5	688

Evo Payments, Inc., Class A *	120	3,247

KBR, Inc.	36	1,107

NIC, Inc.	36	934

Perficient, Inc. *	124	5,887

Perspecta, Inc.	258	6,208

Sykes Enterprises, Inc. *	71	2,678

Verra Mobility Corp. *	136	1,821

		26,172

Life Sciences Tools & Services — 1.1%

Adaptive Biotechnologies Corp. *	27	1,585

Berkeley Lights, Inc. * (a)	30	2,655

Medpace Holdings, Inc. *	18	2,516

Personalis, Inc. *	30	1,113

Seer, Inc. * (a)	51	2,841

		10,710

Machinery — 3.0%

Albany International Corp., Class A	6	426

Altra Industrial Motion Corp.	85	4,711

Astec Industries, Inc.	68	3,942

Barnes Group, Inc.	29	1,480

Douglas Dynamics, Inc.	61	2,611

EnPro Industries, Inc.	29	2,152

Kadant, Inc.	17	2,337

LB Foster Co., Class A *	10	155

Manitowoc Co., Inc. (The) *	76	1,013

Meritor, Inc. *	78	2,174

Rexnord Corp.	11	450

Wabash National Corp.	409	7,053

Welbilt, Inc. * (a)	81	1,073

		29,577

Media — 1.9%

AMC Networks, Inc., Class A * (a)	118	4,207

comScore, Inc. *	253	631

Hemisphere Media Group, Inc. *	174	1,802

iHeartMedia, Inc., Class A * (a)	191	2,484

National CineMedia, Inc.	406	1,511

Sinclair Broadcast Group, Inc., Class A (a)	176	5,614

WideOpenWest, Inc. * (a)	199	2,122

		18,371

Metals & Mining — 1.7%

Alcoa Corp. *	51	1,176

Allegheny Technologies, Inc. *	107	1,788

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	53

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — continued

Arconic Corp. *	56	1,675

Carpenter Technology Corp.	18	524

Century Aluminum Co. *	19	213

Cleveland-Cliffs, Inc. (a)	194	2,825

Commercial Metals Co.	112	2,302

Kaiser Aluminum Corp.	10	1,009

SunCoke Energy, Inc.	331	1,438

Warrior Met Coal, Inc.	123	2,616

Worthington Industries, Inc.	14	712

		16,278

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

Ares Commercial Real Estate Corp.	54	637

Blackstone Mortgage Trust, Inc., Class A	127	3,507

Ellington Financial, Inc.	6	86

Granite Point Mortgage Trust, Inc.	67	667

Great Ajax Corp. (a)	8	82

Invesco Mortgage Capital, Inc. (a)	27	92

KKR Real Estate Finance Trust, Inc.	59	1,059

Ladder Capital Corp.	190	1,855

New York Mortgage Trust, Inc. (a)	26	95

PennyMac Mortgage Investment Trust	98	1,715

Redwood Trust, Inc. (a)	133	1,166

TPG RE Finance Trust, Inc. (a)	65	686

Two Harbors Investment Corp. (a)	94	602

		12,249

Multiline Retail — 0.6%

Dillard’s, Inc., Class A (a)	42	2,661

Macy’s, Inc. (a)	268	3,011

		5,672

Multi-Utilities — 0.2%

Black Hills Corp.	31	1,923

Oil, Gas & Consumable Fuels — 1.4%

Arch Resources, Inc. * (a)	30	1,320

Berry Corp.	84	311

Bonanza Creek Energy, Inc. *	7	139

CNX Resources Corp. *	60	647

CVR Energy, Inc.	8	126

Delek US Holdings, Inc.	50	799

Diamond S Shipping, Inc. *	41	270

Dorian LPG Ltd. *	2	27

Green Plains, Inc. * (a)	46	600

Magnolia Oil & Gas Corp., Class A * (a)	217	1,533

Ovintiv, Inc.	74	1,067

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

PDC Energy, Inc. *	94	1,922

Range Resources Corp. *	57	380

Renewable Energy Group, Inc. * (a)	41	2,891

REX American Resources Corp. *	22	1,644

W&T Offshore, Inc. * (a)	256	555

		14,231

Paper & Forest Products — 1.0%

Boise Cascade Co.	47	2,249

Domtar Corp.	50	1,571

Glatfelter Corp.	28	454

Louisiana-Pacific Corp. (a)	82	3,052

Neenah, Inc.	17	962

Verso Corp., Class A (a)	111	1,337

		9,625

Personal Products — 1.1%

BellRing Brands, Inc., Class A *	226	5,484

Herbalife Nutrition Ltd. *	31	1,503

Medifast, Inc.	12	2,396

USANA Health Sciences, Inc. * (a)	13	1,029

		10,412

Pharmaceuticals — 2.3%

Amneal Pharmaceuticals, Inc. *	383	1,750

Arvinas, Inc. * (a)	2	138

Endo International plc *	846	6,077

Horizon Therapeutics plc *	56	4,100

Lannett Co., Inc. * (a)	448	2,919

Lyra Therapeutics, Inc. *	154	1,751

Marinus Pharmaceuticals, Inc. * (a)	130	1,587

Reata Pharmaceuticals, Inc., Class A * (a)	25	3,105

VYNE Therapeutics, Inc. * (a)	39	61

WaVe Life Sciences Ltd. *	208	1,639

		23,127

Professional Services — 2.2%

Barrett Business Services, Inc.	44	2,988

GP Strategies Corp. *	54	641

Heidrick & Struggles International, Inc.	10	306

Huron Consulting Group, Inc. *	83	4,897

Insperity, Inc.	14	1,107

Kelly Services, Inc., Class A	106	2,178

Kforce, Inc.	62	2,614

Korn Ferry	43	1,853

TrueBlue, Inc. *	260	4,855

		21,439

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Real Estate Management & Development — 0.1%

Realogy Holdings Corp. * (a)	83	1,085

Road & Rail — 0.6%

ArcBest Corp.	123	5,258

Schneider National, Inc., Class B	23	472

		5,730

Semiconductors & Semiconductor Equipment — 2.5%

Amkor Technology, Inc.	241	3,628

Cirrus Logic, Inc. *	21	1,706

Cohu, Inc.	46	1,768

MACOM Technology Solutions Holdings, Inc. *	20	1,079

Maxeon Solar Technologies Ltd. * (a)	32	912

NeoPhotonics Corp. *	367	3,338

Rambus, Inc. *	257	4,481

SMART Global Holdings, Inc. * (a)	49	1,855

SunPower Corp. * (a)	169	4,323

Veeco Instruments, Inc. *	118	2,049

		25,139

Software — 5.6%

ACI Worldwide, Inc. *	98	3,767

Asana, Inc., Class A * (a)	49	1,442

Asure Software, Inc. *	160	1,139

Avaya Holdings Corp. * (a)	377	7,210

CommVault Systems, Inc. *	74	4,072

Cornerstone OnDemand, Inc. *	136	6,003

Digital Turbine, Inc. *	33	1,850

eGain Corp. *	402	4,749

Envestnet, Inc. *	5	387

JFrog Ltd. (Israel) * (a)	15	955

McAfee Corp., Class A	176	2,944

MicroStrategy, Inc., Class A * (a)	6	2,156

Proofpoint, Inc. *	10	1,391

PubMatic, Inc., Class A * (a)	49	1,383

Qualys, Inc. *	33	4,006

Secure Works Corp., Class A * (a)	111	1,583

SVMK, Inc. *	37	948

Synchronoss Technologies, Inc. * (a)	834	3,921

Telenav, Inc. *	73	345

Workiva, Inc. *	43	3,912

Xperi Holding Corp.	35	734

		54,897

Specialty Retail — 3.6%

Abercrombie & Fitch Co., Class A (a)	224	4,567

Bed Bath & Beyond, Inc. (a)	94	1,662

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Children’s Place, Inc. (The) * (a)	21	1,057

Group 1 Automotive, Inc. (a)	11	1,469

Guess?, Inc.	94	2,115

Haverty Furniture Cos., Inc. (a)	38	1,049

Hibbett Sports, Inc. * (a)	30	1,368

Lithia Motors, Inc., Class A	4	1,229

MarineMax, Inc. *	22	771

Murphy USA, Inc.	30	3,864

ODP Corp. (The) *	135	3,970

Rent-A-Center, Inc.	31	1,179

Sleep Number Corp. *	62	5,100

Sonic Automotive, Inc., Class A	57	2,214

Winmark Corp. (a)	5	947

Zumiez, Inc. *	82	3,000

		35,561

Technology Hardware, Storage & Peripherals — 0.3%

Avid Technology, Inc. *	128	2,030

Diebold Nixdorf, Inc. *	86	917

		2,947

Textiles, Apparel & Luxury Goods — 1.0%

Deckers Outdoor Corp. *	16	4,653

Fossil Group, Inc. * (a)	43	374

G-III Apparel Group Ltd. * (a)	224	5,306

		10,333

Thrifts & Mortgage Finance — 2.5%

Axos Financial, Inc. *	65	2,447

Essent Group Ltd.	87	3,763

Meridian Bancorp, Inc.	232	3,459

MGIC Investment Corp.	173	2,177

NMI Holdings, Inc., Class A *	23	528

Northfield Bancorp, Inc.	219	2,696

PennyMac Financial Services, Inc.	48	3,117

Premier Financial Corp.	17	393

Radian Group, Inc.	159	3,215

Washington Federal, Inc.	129	3,326

		25,121

Trading Companies & Distributors — 1.2%

Applied Industrial Technologies, Inc.	41	3,190

BMC Stock Holdings, Inc. *	47	2,496

DXP Enterprises, Inc. *	52	1,155

MRC Global, Inc. *	189	1,254

NOW, Inc. * (a)	497	3,565

Veritiv Corp. *	32	667

		12,327

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	55

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Water Utilities — 0.4%

American States Water Co.	46	3,669

Wireless Telecommunication Services — 0.3%

Gogo, Inc. * (a)	278	2,672

Total Common Stocks (Cost $722,195)		974,699

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $—)	187	165

	SHARES (000)
Short-Term Investments — 11.3%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $16,351)	16,342	16,350

Investment of Cash Collateral from Securities Loaned — 9.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	77,106	77,114

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	18,046	18,046

Total Investment of Cash Collateral from Securities Loaned (Cost $95,161)		95,160

Total Short-Term Investments (Cost $111,512)		111,510

Total Investments — 110.1% (Cost $833,707)		1,086,374
Liabilities in Excess of Other Assets — (10.1)%		(99,480)

NET ASSETS — 100.0%		986,894

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $91,006,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$754,852		$409,710		$7,979,530
Investments in affiliates, at value	16,096		8,366		297,424
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	40,153		34,131		133,271
Cash	2		3		28
Deposits at broker for futures contracts	—		330		—
Receivables:
Due from custodian	—		301		—
Investment securities sold	—		638		7,798
Fund shares sold	1,749		379		4,014
Dividends from non-affiliates	365		399		6,077
Dividends from affiliates	—	(a)	—	(a)	1
Securities lending income (See Note 2.B.)	29		12		38

Total Assets	813,246		454,269		8,428,181

LIABILITIES:
Payables:
Investment securities purchased	6,578		1,519		1,742
Collateral received on securities loaned (See Note 2.B.)	40,153		34,131		133,271
Fund shares redeemed	863		449		4,900
Variation margin on futures contracts	—		1		—
Accrued liabilities:
Investment advisory fees	382		215		4,456
Administration fees	37		19		518
Distribution fees	51		4		231
Service fees	92		15		1,098
Custodian and accounting fees	11		6		35
Trustees’ and Chief Compliance Officer’s fees	2		1		1
Other	92		120		398

Total Liabilities	48,261		36,480		146,650

Net Assets	$764,985		$417,789		$8,281,531

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$562,564	$325,314	$4,977,405
Total distributable earnings (loss)	202,421	92,475	3,304,126

Total Net Assets	$764,985	$417,789	$8,281,531

Net Assets:
Class A	$203,932	$5,472	$813,718
Class C	9,059	1,943	91,257
Class I	249,101	18,599	4,172,745
Class R2	—	275	6,844
Class R3	—	4,476	4,586
Class R4	—	2,441	662
Class R5	—	166,447	1,176,000
Class R6	302,893	218,136	2,015,719

Total	$764,985	$417,789	$8,281,531

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,051	95	13,903
Class C	568	34	2,229
Class I	8,110	320	60,423
Class R2	—	5	120
Class R3	—	77	79
Class R4	—	42	9
Class R5	—	2,854	16,978
Class R6	9,831	3,747	29,114

Net Asset Value (a):
Class A — Redemption price per share	$25.33	$57.83	$58.53
Class C — Offering price per share (b)	15.96	57.01	40.94
Class I — Offering and redemption price per share	30.72	58.12	69.06
Class R2 — Offering and redemption price per share	—	57.78	57.18
Class R3 — Offering and redemption price per share	—	58.01	58.06
Class R4 — Offering and redemption price per share	—	58.15	68.96
Class R5 — Offering and redemption price per share	—	58.31	69.26
Class R6 — Offering and redemption price per share	30.81	58.21	69.24
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.73	$61.03	$61.77

Cost of investments in non-affiliates	$553,160	$299,866	$4,943,070
Cost of investments in affiliates	16,092	8,366	297,388
Investment securities on loan, at value (See Note 2.B.)	38,841	32,792	130,194
Cost of investment of cash collateral (See Note 2.B.)	40,154	34,132	133,271

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$6,228,987		$1,193,217		$393,286		$974,864
Investments in affiliates, at value	132,915		30,395		10,088		16,350
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	543,875		92,523		3,133		95,160
Cash	42		4		1		9
Deposits at broker for futures contracts	—		1,930		—		428
Receivables:
Investment securities sold	—		530		218		1,717
Fund shares sold	13,580		750		207		624
Dividends from non-affiliates	594		1,701		308		848
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	596		103		2		80
Variation margin on futures contracts	—		10		—		—

Total Assets	6,920,589		1,321,163		407,243		1,090,080

LIABILITIES:
Payables:
Investment securities purchased	1,152		109		—		1,215
Collateral received on securities loaned (See Note 2.B.)	543,875		92,523		3,133		95,160
Fund shares redeemed	37,942		8,405		686		5,983
Variation margin on futures contracts	—		—		—		3
Accrued liabilities:
Investment advisory fees	3,355		669		170		508
Administration fees	378		77		15		64
Distribution fees	231		52		50		58
Service fees	434		75		65		108
Custodian and accounting fees	16		12		8		13
Trustees’ and Chief Compliance Officer’s fees	2		1		—	(a)	1
Other	216		128		71		73

Total Liabilities	587,601		102,051		4,198		103,186

Net Assets	$6,332,988		$1,219,112		$403,045		$986,894

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$3,688,748	$986,824	$279,925	$697,073
Total distributable earnings (loss)	2,644,240	232,288	123,120	289,821

Total Net Assets	$6,332,988	$1,219,112	$403,045	$986,894

Net Assets:
Class A	$789,104	$149,740	$161,637	$110,142
Class C	91,249	6,775	24,185	20,126
Class I	776,605	155,222	142,443	175,121
Class L	1,125,433	—	—	299,043
Class R2	31,657	31,493	—	38,245
Class R3	7,576	13,538	2,246	29,609
Class R4	4,157	18,325	582	10,348
Class R5	39,325	38,055	—	8,218
Class R6	3,467,882	805,964	71,952	296,042

Total	$6,332,988	$1,219,112	$403,045	$986,894

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	30,779	5,989	8,625	5,548
Class C	5,525	346	1,673	1,080
Class I	26,564	5,769	7,046	8,587
Class L	37,013	—	—	14,688
Class R2	1,299	1,276	—	1,976
Class R3	296	542	120	1,503
Class R4	161	681	29	511
Class R5	1,292	1,413	—	405
Class R6	112,510	29,890	3,559	14,537

Net Asset Value (a):
Class A — Redemption price per share	$25.64	$25.00	$18.74	$19.85
Class C — Offering price per share (b)	16.52	19.60	14.45	18.64
Class I — Offering and redemption price per share	29.24	26.91	20.22	20.39
Class L — Offering and redemption price per share	30.41	—	—	20.36
Class R2 — Offering and redemption price per share	24.36	24.68	—	19.35
Class R3 — Offering and redemption price per share	25.57	24.95	18.71	19.70
Class R4 — Offering and redemption price per share	25.82	26.90	20.13	20.26
Class R5 — Offering and redemption price per share	30.44	26.93	—	20.31
Class R6 — Offering and redemption price per share	30.82	26.96	20.21	20.37
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.06	$26.39	$19.78	$20.95

Cost of investments in non-affiliates	$3,688,769	$926,256	$335,179	$722,195
Cost of investments in affiliates	132,906	30,390	10,089	16,351
Investment securities on loan, at value (See Note 2.B.)	523,701	89,318	2,971	91,006
Cost of investment of cash collateral (See Note 2.B.)	543,882	92,526	3,133	95,161

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,265	$2,928	$54,284
Dividend income from affiliates	14	6	274
Income from securities lending (net) (See Note 2.B.)	159	115	388

Total investment income	3,438	3,049	54,946

EXPENSES:
Investment advisory fees	1,872	1,175	23,696
Administration fees	216	136	2,734
Distribution fees:
Class A	194	6	904
Class C	83	7	315
Class R2	—	1	17
Class R3	—	5	5
Service fees:
Class A	194	6	904
Class C	28	2	105
Class I	234	18	4,512
Class R2	—	— (a)	8
Class R3	—	5	5
Class R4	—	3	1
Class R5	—	73	530
Custodian and accounting fees	23	37	118
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	30	29	60
Trustees’ and Chief Compliance Officer’s fees	15	14	24
Printing and mailing costs	21	3	229
Registration and filing fees	52	39	59
Transfer agency fees (See Note 2.F.)	13	7	181
Other	10	10	79

Total expenses	2,985	1,576	34,486

Less fees waived	(129)	(144)	(444)
Less expense reimbursements	—	(1)	—

Net expenses	2,856	1,431	34,042

Net investment income (loss)	582	1,618	20,904

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,130	21,253	715,135
Investments in affiliates	(2)	(2)	(44)
Futures contracts	—	1,708	—

Net realized gain (loss)	25,128	22,959	715,091

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	153,734	94,817	1,333,584
Investments in affiliates	(6)	(8)	(74)
Futures contracts	—	(100)	—

Change in net unrealized appreciation/depreciation	153,728	94,709	1,333,510

Net realized/unrealized gains (losses)	178,856	117,668	2,048,601

Change in net assets resulting from operations	$179,438	$119,286	$2,069,505

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	$—	$—
Dividend income from non-affiliates	5,944	11,016	2,820	6,791
Dividend income from affiliates	86	20	7	16
Income from securities lending (net) (See Note 2.B.)	2,815	727	65	610

Total investment income	8,845	11,763	2,892	7,417

EXPENSES:
Investment advisory fees	16,178	3,433	1,096	2,818
Administration fees	1,867	396	149	352
Distribution fees:
Class A	771	165	199	130
Class C	275	29	97	71
Class R2	71	68	—	84
Class R3	7	15	16	32
Service fees:
Class A	771	165	199	130
Class C	92	10	32	24
Class I	738	174	154	218
Class L	448	—	—	144
Class R2	35	34	—	42
Class R3	7	15	16	32
Class R4	4	7	1	11
Class R5	13	17	—	4
Custodian and accounting fees	79	33	19	38
Interest expense to affiliates	— (a)	— (a)	— (a)	— (a)
Professional fees	45	32	34	33
Trustees’ and Chief Compliance Officer’s fees	20	15	13	14
Printing and mailing costs	193	52	31	40
Registration and filing fees	139	63	31	64
Transfer agency fees (See Note 2.F.)	83	53	27	33
Other	45	18	9	18

Total expenses	21,881	4,794	2,123	4,332

Less fees waived	(239)	(57)	(255)	(10)
Less expense reimbursements	(38)	—	(1)	—

Net expenses	21,604	4,737	1,867	4,322

Net investment income (loss)	(12,759)	7,026	1,025	3,095

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	416,422	32,178	76,570	102,764
Investments in affiliates	(12)	(5)	— (a)	(4)
Futures contracts	—	7,620	553	4,748

Net realized gain (loss)	416,410	39,793	77,123	107,508

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,575,168	287,776	12,983	191,684
Investments in affiliates	(36)	(11)	(6)	(13)
Futures contracts	—	(239)	(108)	(53)

Change in net unrealized appreciation/depreciation	1,575,132	287,526	12,869	191,618

Net realized/unrealized gains (losses)	1,991,542	327,319	89,992	299,126

Change in net assets resulting from operations	$1,978,783	$334,345	$91,017	$302,221

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$582	$1,508	$1,618	$3,252
Net realized gain (loss)	25,128	(634)	22,959	(28,853)
Change in net unrealized appreciation/depreciation	153,728	(2,118)	94,709	(31,313)

Change in net assets resulting from operations	179,438	(1,244)	119,286	(56,914)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,491)	(4,206)	(35)	(207)
Class C	(703)	(1,643)	(2)	(85)
Class I	(4,107)	(3,897)	(142)	(765)
Class R2	—	—	(1)	(7)
Class R3	—	—	(28)	(227)
Class R4	—	—	(22)	(104)
Class R5	—	—	(1,585)	(9,535)
Class R6	(4,922)	(3,543)	(2,200)	(9,154)

Total distributions to shareholders	(13,223)	(13,289)	(4,015)	(20,084)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	125,911	139,135	(47,343)	(22,685)

NET ASSETS:
Change in net assets	292,126	124,602	67,928	(99,683)
Beginning of period	472,859	348,257	349,861	449,544

End of period	$764,985	$472,859	$417,789	$349,861

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,904	$37,847	$(12,759)	$(8,294)
Net realized gain (loss)	715,091	(144,466)	416,410	185,416
Change in net unrealized appreciation/depreciation	1,333,510	(137,311)	1,575,132	386,775

Change in net assets resulting from operations	2,069,505	(243,930)	1,978,783	563,897

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,187)	(40,838)	(51,789)	(25,608)
Class C	(3,627)	(6,716)	(8,859)	(5,161)
Class I	(108,102)	(145,648)	(46,046)	(17,200)
Class L	—	—	(66,160)	(32,083)
Class R2	(200)	(416)	(2,275)	(1,612)
Class R3	(135)	(144)	(511)	(220)
Class R4	(17)	(23)	(280)	(139)
Class R5	(32,929)	(54,434)	(1,892)	(807)
Class R6	(56,367)	(73,447)	(204,601)	(90,416)

Total distributions to shareholders	(224,564)	(321,666)	(382,413)	(173,246)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(158,896)	885,158	776,465	692,836

NET ASSETS:
Change in net assets	1,686,045	319,562	2,372,835	1,083,487
Beginning of period	6,595,486	6,275,924	3,960,153	2,876,666

End of period	$8,281,531	$6,595,486	$6,332,988	$3,960,153

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,026	$13,687	$1,025	$3,435
Net realized gain (loss)	39,793	(12,093)	77,123	36,663
Change in net unrealized appreciation/depreciation	287,526	(200,038)	12,869	(57,837)

Change in net assets resulting from operations	334,345	(198,444)	91,017	(17,739)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(744)	(10,797)	(6,204)	(21,131)
Class C	(36)	(1,133)	(1,102)	(5,115)
Class I	(891)	(14,242)	(5,432)	(17,337)
Class R2	(132)	(2,111)	—	—
Class R3	(71)	(926)	(80)	(1,616)
Class R4	(72)	(6)	(23)	(132)
Class R5	(242)	(2,678)	—	—
Class R6	(5,386)	(51,882)	(2,861)	(9,366)

Total distributions to shareholders	(7,574)	(83,775)	(15,702)	(54,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(63,232)	(315,490)	(62,935)	(66,132)

NET ASSETS:
Change in net assets	263,539	(597,709)	12,380	(138,568)
Beginning of period	955,573	1,553,282	390,665	529,233

End of period	$1,219,112	$955,573	$403,045	$390,665

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,095	$6,022
Net realized gain (loss)	107,508	(2,410)
Change in net unrealized appreciation/depreciation	191,618	(106,057)

Change in net assets resulting from operations	302,221	(102,445)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,058)	(357)
Class C	(541)	(14)
Class I	(5,378)	(1,438)
Class L	(9,176)	(3,033)
Class R2	(1,049)	(20)
Class R3	(854)	(95)
Class R4	(302)	(52)
Class R5	(260)	(50)
Class R6	(9,828)	(3,261)

Total distributions to shareholders	(30,446)	(8,320)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(184,917)	(382,146)

NET ASSETS:
Change in net assets	86,858	(492,911)
Beginning of period	900,036	1,392,947

End of period	$986,894	$900,036

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,185	$54,866	$774	$1,151
Distributions reinvested	3,248	3,607	33	207
Cost of shares redeemed	(17,349)	(37,184)	(932)	(2,401)

Change in net assets resulting from Class A capital transactions	27,084	21,289	(125)	(1,043)

Class C
Proceeds from shares issued	2,134	10,538	146	545
Distributions reinvested	247	347	2	85
Cost of shares redeemed	(23,846)	(22,645)	(453)	(813)

Change in net assets resulting from Class C capital transactions	(21,465)	(11,760)	(305)	(183)

Class I
Proceeds from shares issued	63,319	102,711	4,273	13,956
Distributions reinvested	4,096	3,883	137	750
Cost of shares redeemed	(21,269)	(62,751)	(3,781)	(11,751)

Change in net assets resulting from Class I capital transactions	46,146	43,843	629	2,955

Class R2
Proceeds from shares issued	—	—	23	43
Distributions reinvested	—	—	1	7
Cost of shares redeemed	—	—	(2)	(7)

Change in net assets resulting from Class R2 capital transactions	—	—	22	43

Class R3
Proceeds from shares issued	—	—	411	2,958
Distributions reinvested	—	—	28	226
Cost of shares redeemed	—	—	(963)	(2,501)

Change in net assets resulting from Class R3 capital transactions	—	—	(524)	683

Class R4
Proceeds from shares issued	—	—	91	1,260
Distributions reinvested	—	—	22	104
Cost of shares redeemed	—	—	(549)	(780)

Change in net assets resulting from Class R4 capital transactions	—	—	(436)	584

Class R5
Proceeds from shares issued	—	—	7,491	34,515
Distributions reinvested	—	—	1,497	9,135
Cost of shares redeemed	—	—	(36,673)	(80,632)

Change in net assets resulting from Class R5 capital transactions	—	—	(27,685)	(36,982)

Class R6
Proceeds from shares issued	97,559	115,599	15,288	79,125
Distributions reinvested	4,922	3,542	2,200	9,153
Cost of shares redeemed	(28,335)	(33,378)	(36,407)	(77,020)

Change in net assets resulting from Class R6 capital transactions	74,146	85,763	(18,919)	11,258

Total change in net assets resulting from capital transactions	$125,911	$139,135	$(47,343)	$(22,685)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,783	2,893	16	28
Reinvested	132	177	1	4
Redeemed	(807)	(2,029)	(20)	(52)

Change in Class A Shares	1,108	1,041	(3)	(20)

Class C
Issued	150	854	3	11
Reinvested	16	27	— (a)	2
Redeemed	(1,593)	(1,881)	(10)	(19)

Change in Class C Shares	(1,427)	(1,000)	(7)	(6)

Class I
Issued	2,352	4,514	83	317
Reinvested	137	157	2	15
Redeemed	(807)	(2,879)	(78)	(282)

Change in Class I Shares	1,682	1,792	7	50

Class R2
Issued	—	—	1	1
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	1	1

Class R3
Issued	—	—	7	63
Reinvested	—	—	1	4
Redeemed	—	—	(19)	(54)

Change in Class R3 Shares	—	—	(11)	13

Class R4
Issued	—	—	2	28
Reinvested	—	—	— (a)	2
Redeemed	—	—	(10)	(19)

Change in Class R4 Shares	—	—	(8)	11

Class R5
Issued	—	—	153	762
Reinvested	—	—	26	177
Redeemed	—	—	(811)	(1,730)

Change in Class R5 Shares	—	—	(632)	(791)

Class R6
Issued	3,524	5,128	313	1,648
Reinvested	164	143	38	177
Redeemed	(1,083)	(1,520)	(764)	(1,769)

Change in Class R6 Shares	2,605	3,751	(413)	56

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,184	$313,626	$135,552	$180,131
Distributions reinvested	21,887	38,275	49,234	24,237
Cost of shares redeemed	(106,985)	(415,845)	(87,309)	(147,817)

Change in net assets resulting from Class A capital transactions	(20,914)	(63,944)	97,477	56,551

Class C
Proceeds from shares issued	980	2,175	12,772	21,380
Distributions reinvested	3,552	6,552	8,216	4,812
Cost of shares redeemed	(13,110)	(27,646)	(11,962)	(25,261)

Change in net assets resulting from Class C capital transactions	(8,578)	(18,919)	9,026	931

Class I
Proceeds from shares issued	448,670	1,699,465	181,426	288,209
Distributions reinvested	103,830	138,087	36,354	13,161
Cost of shares redeemed	(541,816)	(1,065,103)	(95,957)	(164,919)

Change in net assets resulting from Class I capital transactions	10,684	772,449	121,823	136,451

Class L
Proceeds from shares issued	—	—	182,927	272,538
Distributions reinvested	—	—	60,559	28,396
Cost of shares redeemed	—	—	(143,768)	(206,673)

Change in net assets resulting from Class L capital transactions	—	—	99,718	94,261

Class R2
Proceeds from shares issued	635	3,031	3,794	4,229
Distributions reinvested	185	325	2,263	1,583
Cost of shares redeemed	(2,361)	(5,397)	(7,539)	(9,363)

Change in net assets resulting from Class R2 capital transactions	(1,541)	(2,041)	(1,482)	(3,551)

Class R3
Proceeds from shares issued	986	1,095	1,485	4,272
Distributions reinvested	121	125	511	220
Cost of shares redeemed	(404)	(569)	(1,446)	(812)

Change in net assets resulting from Class R3 capital transactions	703	651	550	3,680

Class R4
Proceeds from shares issued	71	51	514	1,777
Distributions reinvested	17	23	280	138
Cost of shares redeemed	(8)	(60)	(541)	(653)

Change in net assets resulting from Class R4 capital transactions	80	14	253	1,262

Class R5
Proceeds from shares issued	104,949	152,763	14,145	10,790
Distributions reinvested	29,974	49,703	1,891	807
Cost of shares redeemed	(209,792)	(339,014)	(7,374)	(5,345)

Change in net assets resulting from Class R5 capital transactions	(74,869)	(136,548)	8,662	6,252

Class R6
Proceeds from shares issued	184,473	640,649	745,377	925,190
Distributions reinvested	55,129	72,408	202,471	89,486
Cost of shares redeemed	(304,063)	(379,561)	(507,410)	(617,677)

Change in net assets resulting from Class R6 capital transactions	(64,461)	333,496	440,438	396,999

Total change in net assets resulting from capital transactions	$(158,896)	$885,158	$776,465	$692,836

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,278	6,782	5,919	10,856
Reinvested	386	760	2,008	1,419
Redeemed	(2,072)	(9,053)	(3,908)	(9,052)

Change in Class A Shares	(408)	(1,511)	4,019	3,223

Class C
Issued	26	64	829	1,896
Reinvested	90	184	521	419
Redeemed	(363)	(847)	(807)	(2,281)

Change in Class C Shares	(247)	(599)	543	34

Class I
Issued	7,380	31,752	7,019	15,402
Reinvested	1,546	2,334	1,297	682
Redeemed	(8,849)	(20,362)	(3,802)	(9,213)

Change in Class I Shares	77	13,724	4,514	6,871

Class L
Issued	—	—	6,829	14,183
Reinvested	—	—	2,077	1,419
Redeemed	—	—	(5,445)	(10,894)

Change in Class L Shares	—	—	3,461	4,708

Class R2
Issued	13	65	179	269
Reinvested	3	7	97	97
Redeemed	(47)	(120)	(350)	(588)

Change in Class R2 Shares	(31)	(48)	(74)	(222)

Class R3
Issued	20	25	66	253
Reinvested	2	2	21	13
Redeemed	(8)	(14)	(71)	(49)

Change in Class R3 Shares	14	13	16	217

Class R4
Issued	1	1	24	102
Reinvested	— (a)	— (a)	11	8
Redeemed	— (a)	(1)	(24)	(38)

Change in Class R4 Shares	1	— (a)	11	72

Class R5
Issued	1,730	2,800	492	551
Reinvested	444	837	65	41
Redeemed	(3,474)	(6,109)	(279)	(279)

Change in Class R5 Shares	(1,300)	(2,472)	278	313

Class R6
Issued	3,078	11,645	27,919	47,492
Reinvested	816	1,219	6,844	4,411
Redeemed	(4,955)	(7,061)	(18,655)	(31,625)

Change in Class R6 Shares	(1,061)	5,803	16,108	20,278

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,944	$24,245	$9,199	$13,822
Distributions reinvested	712	10,115	5,947	19,511
Cost of shares redeemed	(28,038)	(67,548)	(36,985)	(54,915)

Change in net assets resulting from Class A capital transactions	(14,382)	(33,188)	(21,839)	(21,582)

Class C
Proceeds from shares issued	232	527	404	1,393
Distributions reinvested	36	1,043	1,087	4,865
Cost of shares redeemed	(5,021)	(6,896)	(9,439)	(14,460)

Change in net assets resulting from Class C capital transactions	(4,753)	(5,326)	(7,948)	(8,202)

Class I
Proceeds from shares issued	19,895	61,608	30,892	28,647
Distributions reinvested	889	14,229	4,871	15,360
Cost of shares redeemed	(39,732)	(175,602)	(36,700)	(89,816)

Change in net assets resulting from Class I capital transactions	(18,948)	(99,765)	(937)	(45,809)

Class R2
Proceeds from shares issued	3,228	8,711	—	—
Distributions reinvested	130	2,053	—	—
Cost of shares redeemed	(5,346)	(14,418)	—	—

Change in net assets resulting from Class R2 capital transactions	(1,988)	(3,654)	—	—

Class R3
Proceeds from shares issued	1,343	5,318	1,713	3,971
Distributions reinvested	71	926	67	1,599
Cost of shares redeemed	(1,931)	(7,200)	(14,920)	(6,383)

Change in net assets resulting from Class R3 capital transactions	(517)	(956)	(13,140)	(813)

Class R4
Proceeds from shares issued	15,739	767	44	296
Distributions reinvested	72	6	14	105
Cost of shares redeemed	(1,577)	(740)	(151)	(966)

Change in net assets resulting from Class R4 capital transactions	14,234	33	(93)	(565)

Class R5
Proceeds from shares issued	4,456	9,383	—	—
Distributions reinvested	236	2,524	—	—
Cost of shares redeemed	(7,422)	(41,707)	—	—

Change in net assets resulting from Class R5 capital transactions	(2,730)	(29,800)	—	—

Class R6
Proceeds from shares issued	70,288	151,215	9,117	27,441
Distributions reinvested	5,386	51,882	2,455	7,917
Cost of shares redeemed	(109,822)	(345,931)	(30,550)	(24,519)

Change in net assets resulting from Class R6 capital transactions	(34,148)	(142,834)	(18,978)	10,839

Total change in net assets resulting from capital transactions	$(63,232)	$(315,490)	$(62,935)	$(66,132)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	614	1,212	533	834
Reinvested	32	431	325	1,108
Redeemed	(1,339)	(3,143)	(2,157)	(3,212)

Change in Class A Shares	(693)	(1,500)	(1,299)	(1,270)

Class C
Issued	14	34	30	107
Reinvested	2	56	77	355
Redeemed	(313)	(404)	(704)	(1,090)

Change in Class C Shares	(297)	(314)	(597)	(628)

Class I
Issued	869	2,798	1,630	1,604
Reinvested	37	565	246	810
Redeemed	(1,777)	(8,060)	(2,005)	(4,928)

Change in Class I Shares	(871)	(4,697)	(129)	(2,514)

Class R2
Issued	156	442	—	—
Reinvested	6	88	—	—
Redeemed	(258)	(711)	—	—

Change in Class R2 Shares	(96)	(181)	—	—

Class R3
Issued	64	258	104	235
Reinvested	3	40	3	91
Redeemed	(88)	(364)	(806)	(360)

Change in Class R3 Shares	(21)	(66)	(699)	(34)

Class R4
Issued	719	39	2	18
Reinvested	3	— (a)	1	6
Redeemed	(64)	(33)	(8)	(52)

Change in Class R4 Shares	658	6	(5)	(28)

Class R5
Issued	194	416	—	—
Reinvested	10	101	—	—
Redeemed	(331)	(1,734)	—	—

Change in Class R5 Shares	(127)	(1,217)	—	—

Class R6
Issued	3,106	7,059	489	1,545
Reinvested	225	2,072	124	416
Redeemed	(4,778)	(14,571)	(1,605)	(1,377)

Change in Class R6 Shares	(1,447)	(5,440)	(992)	584

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,746	$19,360
Distributions reinvested	2,798	328
Cost of shares redeemed	(51,503)	(53,824)

Change in net assets resulting from Class A capital transactions	(13,959)	(34,136)

Class C
Proceeds from shares issued	465	1,325
Distributions reinvested	532	13
Cost of shares redeemed	(4,519)	(9,632)

Change in net assets resulting from Class C capital transactions	(3,522)	(8,294)

Class I
Proceeds from shares issued	42,320	54,409
Distributions reinvested	5,201	1,403
Cost of shares redeemed	(84,600)	(148,125)

Change in net assets resulting from Class I capital transactions	(37,079)	(92,313)

Class L
Proceeds from shares issued	15,683	180,077
Distributions reinvested	6,808	2,129
Cost of shares redeemed	(108,843)	(262,774)

Change in net assets resulting from Class L capital transactions	(86,352)	(80,568)

Class R2
Proceeds from shares issued	2,599	7,181
Distributions reinvested	1,022	18
Cost of shares redeemed	(5,592)	(18,727)

Change in net assets resulting from Class R2 capital transactions	(1,971)	(11,528)

Class R3
Proceeds from shares issued	3,214	7,420
Distributions reinvested	799	85
Cost of shares redeemed	(4,886)	(6,924)

Change in net assets resulting from Class R3 capital transactions	(873)	581

Class R4
Proceeds from shares issued	484	3,577
Distributions reinvested	302	52
Cost of shares redeemed	(1,037)	(1,334)

Change in net assets resulting from Class R4 capital transactions	(251)	2,295

Class R5
Proceeds from shares issued	847	2,217
Distributions reinvested	151	33
Cost of shares redeemed	(1,333)	(7,177)

Change in net assets resulting from Class R5 capital transactions	(335)	(4,927)

Class R6
Proceeds from shares issued	25,284	69,664
Distributions reinvested	9,563	3,215
Cost of shares redeemed	(75,422)	(226,135)

Change in net assets resulting from Class R6 capital transactions	(40,575)	(153,256)

Total change in net assets resulting from capital transactions	$(184,917)	$(382,146)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,142	1,287
Reinvested	144	19
Redeemed	(3,130)	(3,461)

Change in Class A Shares	(844)	(2,155)

Class C
Issued	30	93
Reinvested	29	1
Redeemed	(289)	(673)

Change in Class C Shares	(230)	(579)

Class I
Issued	2,496	3,533
Reinvested	260	79
Redeemed	(4,720)	(9,733)

Change in Class I Shares	(1,964)	(6,121)

Class L
Issued	890	11,011
Reinvested	341	120
Redeemed	(6,394)	(17,742)

Change in Class L Shares	(5,163)	(6,611)

Class R2
Issued	156	493
Reinvested	54	1
Redeemed	(329)	(1,228)

Change in Class R2 Shares	(119)	(734)

Class R3
Issued	190	507
Reinvested	42	5
Redeemed	(286)	(460)

Change in Class R3 Shares	(54)	52

Class R4
Issued	29	226
Reinvested	15	3
Redeemed	(63)	(86)

Change in Class R4 Shares	(19)	143

Class R5
Issued	48	137
Reinvested	8	2
Redeemed	(78)	(432)

Change in Class R5 Shares	(22)	(293)

Class R6
Issued	1,420	4,527
Reinvested	478	181
Redeemed	(4,133)	(14,475)

Change in Class R6 Shares	(2,235)	(9,767)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$19.11	$(0.01)	$6.72	$6.71	$(0.02)	$(0.47)	$(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	—	(3.22)	(3.22)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.19	(0.04)	4.28	4.24	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	—	(3.22)	(3.22)

Class I
Six Months Ended December 31, 2020 (Unaudited)	23.09	0.03	8.12	8.15	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	—	(3.22)	(3.22)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	23.17	0.06	8.15	8.21	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.33	35.16%	$203,932	1.23%	(0.05)%	1.28%	21%
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56

15.96	34.89	9,059	1.73	(0.53)	1.78	21
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56

30.72	35.37	249,101	0.98	0.21	1.02	21
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56

30.81	35.51	302,893	0.73	0.45	0.77	21
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$42.12	$0.11		$15.96	$16.07	$(0.36)	$—	$(0.36)
Year Ended June 30, 2020	49.98	0.15		(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2020 (Unaudited)	41.41	(0.01)		15.68	15.67	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)		(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2020 (Unaudited)	42.35	0.17		16.07	16.24	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28		(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Six Months Ended December 31, 2020 (Unaudited)	42.07	0.05		15.94	15.99	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05		(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	42.23	0.11		16.01	16.12	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16		(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	42.37	0.17		16.08	16.25	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28		(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$57.83	38.16%	$5,472	1.23%	0.45%		1.33%	33%
42.12	(12.40)	4,127	1.24	0.33		1.38	102
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

57.01	37.85	1,943	1.73	(0.06)		1.83	33
41.41	(12.84)	1,690	1.74	(0.16)		1.82	102
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

58.12	38.35	18,599	0.98	0.71		1.05	33
42.35	(12.18)	13,264	0.99	0.61		1.06	102
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

57.78	38.01	275	1.48	0.21		1.80	33
42.07	(12.62)	180	1.49	0.11		1.69	102
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

58.01	38.18	4,476	1.23	0.45		1.29	33
42.23	(12.40)	3,692	1.24	0.36		1.30	102
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

58.15	38.36	2,441	0.98	0.69		1.06	33
42.37	(12.17)	2,125	0.99	0.61		1.06	102
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund (continued)
Class R5
Six Months Ended December 31, 2020 (Unaudited)	$42.51	$0.21		$16.15	$16.36	$(0.56)	$—	$(0.56)
Year Ended June 30, 2020	50.42	0.36		(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	42.45	0.23		16.12	16.35	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39		(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.31	38.49%	$166,447	0.79%	0.88%		0.90%	33%
42.51	(12.02)	148,185	0.80	0.78		0.90	102
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58

58.21	38.52	218,136	0.73	0.95		0.80	33
42.45	(11.95)	176,598	0.74	0.84		0.80	102
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$45.69	$0.06		$14.48	$14.54	$(0.07)	$(1.63)	$(1.70)
Year Ended June 30, 2020	50.05	0.12		(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12		0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)

Class C
Six Months Ended December 31, 2020 (Unaudited)	32.42	(0.05)		10.24	10.19	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)		(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)

Class I
Six Months Ended December 31, 2020 (Unaudited)	53.70	0.16		17.04	17.20	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30		(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	44.70	(0.01)		14.16	14.15	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01		(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	45.38	0.08		14.37	14.45	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13		(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.53	31.93%	$813,718	1.27%	0.23%		1.27%	15%
45.69	(4.11)	653,887	1.26	0.25		1.27	23
50.05	2.82	791,846	1.23	0.24		1.25	23
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32

40.94	31.60	91,257	1.73	(0.25)		1.74	15
32.42	(4.56)	80,258	1.74	(0.24)		1.75	23
36.25	2.31	111,453	1.73	(0.25)		1.75	23
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32

69.06	32.13	4,172,745	0.98	0.53		0.99	15
53.70	(3.83)	3,240,725	0.98	0.54		0.99	23
58.34	3.05	2,720,056	0.98	0.51		1.00	23
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32

57.18	31.78	6,844	1.48	(0.02)		1.51	15
44.70	(4.32)	6,746	1.49	0.02		1.52	23
48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32

58.06	31.95	4,586	1.23	0.30		1.24	15
45.38	(4.08)	2,948	1.24	0.28		1.24	23
49.73	2.79	2,597	1.23	0.26		1.25	23
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$53.63	$0.17		$17.01	$17.18	$(0.22)	$(1.63)	$(1.85)
Year Ended June 30, 2020	58.26	0.29		(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	53.88	0.22		17.10	17.32	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40		(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	53.87	0.23		17.11	17.34	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44		(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$68.96	32.13%	$662	0.98%	0.56%		1.01%	15%
53.63	(3.83)	449	0.98	0.53		1.01	23
58.26	3.05	475	0.98	0.50		1.03	23
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

69.26	32.24	1,176,000	0.79	0.71		0.84	15
53.88	(3.65)	984,863	0.80	0.71		0.84	23
58.51	3.26	1,214,075	0.79	0.70		0.85	23
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32

69.24	32.30	2,015,719	0.73	0.76		0.74	15
53.87	(3.60)	1,625,610	0.74	0.78		0.74	23
58.50	3.33	1,425,704	0.73	0.76		0.75	23
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$18.70	$(0.10)		$8.87	$8.77	$(0.01)	$(1.82)	$(1.83)
Year Ended June 30, 2020	17.00	(0.11)		2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	—	(1.04)	(1.04)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.53	(0.10)		5.91	5.81	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)		1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	—	(1.04)	(1.04)

Class I
Six Months Ended December 31, 2020 (Unaudited)	21.14	(0.08)		10.05	9.97	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)		3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	—	(1.04)	(1.04)

Class L
Six Months Ended December 31, 2020 (Unaudited)	21.93	(0.06)		10.43	10.37	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)		3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	—	(1.04)	(1.04)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	17.85	(0.12)		8.45	8.33	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)		2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	—	(1.04)	(1.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.64	47.37%	$789,104	1.23%	(0.88)%		1.25%	24%
18.70	16.92	500,357	1.24	(0.63)		1.27	51
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47

16.52	47.06	91,249	1.73	(1.38)		1.75	24
12.53	16.32	62,434	1.74	(1.13)		1.77	51
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47

29.24	47.57	776,605	0.98	(0.63)		0.99	24
21.14	17.19	466,094	0.99	(0.37)		1.01	51
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47

30.41	47.66	1,125,433	0.84	(0.48)		0.84	24
21.93	17.40	735,649	0.84	(0.23)		0.86	51
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47

24.36	47.14	31,657	1.48	(1.13)		1.51	24
17.85	16.64	24,496	1.49	(0.88)		1.52	51
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R3
Six Months Ended December 31, 2020 (Unaudited)	$18.66	$(0.10)		$8.86	$8.76	$(0.03)	$(1.82)	$(1.85)
Year Ended June 30, 2020	17.00	(0.11)		2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	18.83	(0.07)		8.93	8.86	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)		2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	21.95	(0.06)		10.44	10.38	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)		3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	22.21	(0.05)		10.56	10.51	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)		3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	—	(1.04)	(1.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.57	47.40%	$7,576	1.23%	(0.88)%		1.27%	24%
18.66	16.86	5,217	1.24	(0.63)		1.29	51
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

25.82	47.52	4,157	0.98	(0.63)		0.99	24
18.83	17.25	2,821	0.99	(0.38)		1.04	51
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

30.44	47.67	39,325	0.83	(0.48)		0.85	24
21.95	17.37	22,261	0.84	(0.23)		0.86	51
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

30.82	47.72	3,467,882	0.73	(0.38)		0.75	24
22.21	17.49	2,140,824	0.74	(0.12)		0.76	51
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$18.48	$0.10		$6.54	$6.64	$(0.12)	$—	$(0.12)
Year Ended June 30, 2020	23.65	0.16		(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)

Class C
Six Months Ended December 31, 2020 (Unaudited)	14.52	0.04		5.13	5.17	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04		(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)

Class I
Six Months Ended December 31, 2020 (Unaudited)	19.88	0.14		7.04	7.18	(0.15)	—	(0.15)
Year Ended June 30, 2020	25.32	0.23		(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	18.25	0.08		6.45	6.53	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11		(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	18.45	0.10		6.53	6.63	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.61	0.16		(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.00	36.02%	$149,740	1.27%	0.94%		1.27%	32%
18.48	(16.78)	123,496	1.25	0.74		1.27	42
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46

19.60	35.66	6,775	1.73	0.45		1.79	32
14.52	(17.14)	9,340	1.74	0.23		1.78	42
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46

26.91	36.21	155,222	0.98	1.23		1.02	32
19.88	(16.55)	131,992	0.99	0.98		1.01	42
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46

24.68	35.85	31,493	1.48	0.73		1.60	32
18.25	(16.96)	25,034	1.49	0.51		1.57	42
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46

24.95	36.00	13,538	1.23	0.99		1.30	32
18.45	(16.77)	10,384	1.24	0.76		1.29	42
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$19.88	$0.20		$6.98	$7.18	$(0.16)	$—	$(0.16)
Year Ended June 30, 2020	25.28	0.19		(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	19.89	0.15		7.05	7.20	(0.16)	—	(0.16)
Year Ended June 30, 2020	25.34	0.26		(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	19.92	0.16		7.06	7.22	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.38	0.29		(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.90	36.19%	$18,325	0.98%	1.61		1.01%	32%
19.88	(16.52)	464	0.99	0.92		1.16	42
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

26.93	36.33	38,055	0.87	1.35		0.87	32
19.89	(16.44)	30,637	0.85	1.11		0.87	42
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46

26.96	36.34	805,964	0.77	1.45		0.77	32
19.92	(16.37)	624,226	0.75	1.24		0.76	42
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$15.52	$0.03	$3.92	$3.95	$(0.10)	$(0.63)	$(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15	(0.64)	(0.49)	(0.13)	(1.72)	(1.85)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.08	(0.01)	3.04	3.03	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03	(0.58)	(0.55)	(0.08)	(1.72)	(1.80)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.71	0.06	4.23	4.29	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19	(0.64)	(0.45)	(0.17)	(1.72)	(1.89)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	15.41	0.03	3.90	3.93	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.64	0.06	4.21	4.27	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.73	0.08	4.23	4.31	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20	(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.74	25.63%	$161,637	1.07%	0.38%	1.22%	112%
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78

14.45	25.27	24,185	1.57	(0.13)	1.70	112
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78

20.22	25.83	142,443	0.83	0.62	0.95	112
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78

18.71	25.65	2,246	1.07	0.31	1.19	112
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

20.13	25.81	582	0.83	0.63	0.94	112
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

20.21	25.89	71,952	0.57	0.86	0.69	112
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$14.84	$0.03		$5.53	$5.56	$(0.04)	$(0.51)	$(0.55)
Year Ended June 30, 2020	15.96	0.03		(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)

Class C
Six Months Ended December 31, 2020 (Unaudited)	13.96	(0.01)		5.20	5.19	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)		(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)

Class I
Six Months Ended December 31, 2020 (Unaudited)	15.25	0.05		5.68	5.73	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07		(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)

Class L
Six Months Ended December 31, 2020 (Unaudited)	15.23	0.07		5.69	5.76	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10		(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	14.48	0.01		5.38	5.39	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)		(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.85	37.61%	$110,142	1.23%	0.37%		1.23%	39%
14.84	(6.76)	94,883	1.22	0.18		1.23	52
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49

18.64	37.29	20,126	1.74	(0.16)		1.74	39
13.96	(7.25)	18,297	1.74	(0.34)		1.74	52
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49

20.39	37.72	175,121	0.97	0.59		0.97	39
15.25	(6.51)	160,892	0.96	0.44		0.96	52
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49

20.36	37.91	299,043	0.82	0.75		0.82	39
15.23	(6.37)	302,427	0.81	0.60		0.81	52
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49

19.35	37.37	38,245	1.49	0.09		1.49	39
14.48	(7.01)	30,330	1.48	(0.09)		1.49	52
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R3
Six Months Ended December 31, 2020 (Unaudited)	$14.74	$0.03		$5.50	$5.53	$(0.06)	$(0.51)	$(0.57)
Year Ended June 30, 2020	15.87	0.03		(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	15.16	0.05		5.66	5.71	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07		(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	15.20	0.07		5.67	5.74	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09		(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	15.25	0.08		5.69	5.77	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11		(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.70	37.63%	$29,609	1.22%	0.37%		1.22%	39%
14.74	(6.78)	22,953	1.21	0.20		1.21	52
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

20.26	37.75	10,348	0.98	0.59		0.98	39
15.16	(6.55)	8,042	0.97	0.45		0.98	52
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

20.31	37.89	8,218	0.82	0.76		0.82	39
15.20	(6.36)	6,496	0.81	0.56		0.81	52
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

20.37	37.93	296,042	0.72	0.85		0.72	39
15.25	(6.27)	255,716	0.71	0.68		0.71	52
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund(1)	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective November 1, 2020, JPMorgan Intrepid Mid Cap Fund changed its name to JPMorgan SMID Cap Equity Fund.

The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) is to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of Small Cap Equity Fund are publicly offered on a limited basis. Effective as of the close of business on February 5, 2021, all share classes of Small Cap Growth Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

100	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$754,852	$—	$—		$754,852
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	16,096	—	—		16,096
Investment of cash collateral from securities loaned	40,153	—	—		40,153

Total Short-Term Investments	56,249	—	—		56,249

Total Investments in Securities	$811,101	$—	$ —(a)		$811,101

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$409,710	$—	$—		$409,710
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	8,366	—	—		8,366
Investment of cash collateral from securities loaned	34,131	—	—		34,131

Total Short-Term Investments	42,497	—	—		42,497

Total Investments in Securities	$452,207	$—	$—	(a)	$452,207

Depreciation in Other Financial Instruments
Futures Contracts	$(6)	$—	$—		$(6)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$8,410,225	$—	$—		$8,410,225

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$6,228,987	$—	$—		$6,228,987
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	132,915	—	—		132,915
Investment of cash collateral from securities loaned	543,875	—	—		543,875

Total Short-Term Investments	676,790	—	—		676,790

Total Investments in Securities	$6,905,777	$—	$—	(a)	$6,905,777

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,316,135	$—	$—		$1,316,135

Appreciation in Other Financial Instruments
Futures Contracts (b)	$40	$—	$—		$40

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$406,507	$—	$—		$406,507

102	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$974,699	$—	$—	$974,699
Rights	—	—	165	165
Short-Term Investments
Investment Companies	16,350	—	—	16,350
Investment of cash collateral from securities loaned	95,160	—	—	95,160

Total Short-Term Investments	111,510	—	—	111,510

Total Investments in Securities	$1,086,209	$—	$165	$1,086,374

(a)	Amount rounds to less than one thousand.
(b)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$38,841	$(38,841)	$—
Small Cap Core Fund	32,792	(32,792)	—
Small Cap Equity Fund	130,194	(130,194)	—
Small Cap Growth Fund	523,701	(523,701)	—
Small Cap Value Fund	89,318	(89,318)	—
SMID Cap Equity Fund	2,971	(2,971)	—
U.S. Small Company Fund	91,006	(91,006)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$1
Small Cap Core Fund	1
Small Cap Equity Fund	8
Small Cap Growth Fund	13
Small Cap Value Fund	3
SMID Cap Equity Fund	1
U.S. Small Company Fund	4

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$17,254	$116,153	$117,306	$(2)	$(3)	$16,096	16,088	$14		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	28,015	48,000	45,999	(5)*	(3)	30,008	30,005	33	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	6,247	71,819	67,921	—	—	10,145	10,145	2	*	—

Total	$51,516	$235,972	$231,226	$(7)	$(6)	$56,249		$49		$—

Small Cap Core Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$9,177	$64,456	$65,264	$(2)		$(1)	$8,366	8,362	$6		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	21,006	45,000	40,999	—	*(c)	(7)	25,000	24,997	28	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,876	63,026	57,771	—		—	9,131	9,131	1	*	—

Total	$34,059	$172,482	$164,034	$(2)		$(8)	$42,497		$35		$—

104	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

Small Cap Equity Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$276,403	$783,633	$762,495	$(44)	$(73)	$297,424	297,275	$274		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	253,095	428,500	566,499	(57)*	(1)	115,038	115,027	274	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,048	203,548	217,363	—	—	18,233	18,233	8	*	—

Total	$561,546	$1,415,681	$1,546,357	$(101)	$(74)	$430,695		$556		$—

Small Cap Growth Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$123,428	$912,972	$903,447	$(12)	$(26)	$132,915	132,849	$86		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	284,105	875,000	690,800	(83)*	(10)	468,212	468,165	471	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,903	357,936	315,176	—	—	75,663	75,663	13	*	—

Total	$440,436	$2,145,908	$1,909,423	$(95)	$(36)	$676,790		$570		$—

Small Cap Value Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$14,798	$230,527	$214,924	$(5)	$(1)	$30,395	30,379	$20		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	64,032	138,000	126,701	(9)*	(10)	75,312	75,304	90	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	5,596	123,824	112,209	—	—	17,211	17,211	3	*	—

Total	$84,426	$492,351	$453,834	$(14)	$(11)	$122,918		$113		$—

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

SMID Cap Equity Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$4,828	$108,065	$102,802	$—	(c)	$(3)	$10,088	10,084	$7		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	15,004	24,100	38,000	(1	)*	(3)	1,100	1,100	12	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	5,757	57,571	61,295	—		—	2,033	2,033	1	*	—

Total	$25,589	$189,736	$202,097	$(1)		$(6)	$13,221		$20		$—

U.S. Small Company Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$14,420	$282,734	$280,799	$(4)	$(1)	$16,350	16,342	$16		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	82,037	149,000	153,900	(11)*	(12)	77,114	77,106	112	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	9,849	135,068	126,871	—	—	18,046	18,046	4	*	—

Total	$106,306	$566,802	$561,570	$(15)	$(13)	$111,510		$132		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund, SMID Cap Equity Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

106	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2020 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$4,833	$16,591	$3,544	14,778	(a)
Ending Notional Balance Long	1,780	23,735	—	—

(a)	For the period July 1, 2020 through November 30, 2020.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$10	$1		$2		n/a	n/a		n/a		n/a		n/a		$—	(a)	$13
Small Cap Core Fund
Transfer agency fees	1	—	(a)	—	(a)	n/a	$—	(a)	$—	(a)	$—	(a)	$4		2		7
Small Cap Equity Fund
Transfer agency fees	134	3		27		n/a	1		—	(a)	—	(a)	5		11		181
Small Cap Growth Fund
Transfer agency fees	29	3		5		$4	2		1		—	(a)	1		38		83
Small Cap Value Fund
Transfer agency fees	8	1		4		n/a	13		3		—	(a)	2		22		53
SMID Cap Equity Fund
Transfer agency fees	22	1		3		n/a	n/a		—	(a)	—	(a)	n/a		1		27
U.S. Small Company Fund
Transfer agency fees	8	3		4		4	5		—	(a)	1		—	(a)	8		33

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

108	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$25	$—
Small Cap Core Fund	1	—
Small Cap Equity Fund	3	—	(a)
Small Cap Growth Fund	86	—	(a)
Small Cap Value Fund	2	—	(a)
SMID Cap Equity Fund	1	—	(a)
U.S. Small Company Fund	1	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5	Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a	n/a	n/a		n/a		n/a	0.74%
Small Cap Core Fund	1.24		1.74		0.99		n/a	1.49%	1.24%		0.99%		0.80%	0.74
Small Cap Equity Fund	n/a		n/a		0.99		n/a	1.49	n/a		0.99		0.80	n/a
Small Cap Growth Fund	1.24		1.74		0.99		n/a	1.49	1.24		0.99		0.84	0.74
Small Cap Value Fund	n/a		1.74		0.99		n/a	1.49	1.24		0.99		n/a	n/a
SMID Cap Equity Fund	1.14	(1)	1.64	(1)	0.89	(1)	n/a	n/a	1.14	(1)	0.89	(1)	n/a	0.64	(1)
U.S. Small Company Fund	n/a		n/a		n/a		n/a	n/a	n/a		n/a		n/a	n/a

(1)

Effective September 1, 2020, the contractual expense limitation were 0.99%, 1.49%, 0.74%, 0.99%, 0.74% and 0.49% for Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares, respectively and were in place until November 13, 2020.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021 for Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund and are in place until at least October 31, 2022 for SMID Cap Equity Fund.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees		Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$65		$43	$12	$120	$—
Small Cap Core Fund	64		42	34	140	1
Small Cap Equity Fund	—		—	267	267	—
Small Cap Growth Fund	89		58	41	188	38
Small Cap Value Fund	—	(a)	—	45	45	—
SMID Cap Equity Fund	137		89	24	250	1

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Small Cap Blend Fund	$9
Small Cap Core Fund	4
Small Cap Equity Fund	177
Small Cap Growth Fund	51
Small Cap Value Fund	12
SMID Cap Equity Fund	5
U.S. Small Company Fund	10

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$235,883	$115,183
Small Cap Core Fund	115,761	163,180
Small Cap Equity Fund	1,022,044	1,390,648
Small Cap Growth Fund	1,572,828	1,185,889
Small Cap Value Fund	321,872	394,222
SMID Cap Equity Fund	430,040	508,865
U.S. Small Company Fund	351,854	559,405

110	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$609,406	$214,204	$12,509	$201,695
Small Cap Core Fund	342,364	120,941	11,104	109,837
Small Cap Equity Fund	5,373,729	3,074,627	38,131	3,036,496
Small Cap Growth Fund	4,365,557	2,618,908	78,688	2,540,220
Small Cap Value Fund	1,049,172	324,115	57,112	267,003
SMID Cap Equity Fund	348,401	58,533	427	58,106
U.S. Small Company Fund	833,707	285,464	32,797	252,667

As of June 30, 2020, the Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
Small Cap Core Fund	$2,830	$—
Small Cap Value Fund	31,857	—
U.S. Small Company Fund	251	—

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$3,542	$—	$—
Small Cap Core Fund	20,567	5,235	—
Small Cap Equity Fund	63,340	195,533	—
Small Cap Growth Fund	—	—	5,268
Small Cap Value Fund	26,943	—	—
SMID Cap Equity Fund	11,113	—
U.S. Small Company Fund	15,756	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—	2	62.5%
Small Cap Core Fund	—	—	2	55.5
Small Cap Equity Fund	—	—	3	47.2
Small Cap Growth Fund	—	—	1	18.3
Small Cap Value Fund	—	—	1	10.6
SMID Cap Equity Fund	1	21.9%	1	14.4
U.S. Small Company Fund	—	—	2	32.3

As of December 31, 2020, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	18.9%	19.8%

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Because the Small Cap Value Fund may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is

112	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

On February 10, 2021, the Board of Trustees of JPM I approved the following changes for Small Cap Core Fund, which are expected to become effective on or about May 1, 2021: (i) a change to the Fund’s name to JPMorgan Small Cap Sustainable Leaders Fund; (ii) a change to the Fund’s investment strategy so that the Fund will invest in companies that, on a combined basis, appear attractive when considering the adviser’s sustainability criteria and financial characteristics; (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies meeting the adviser’s sustainability criteria; and (iv) the contractual expense limitations for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares will be reduced to 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, 0.89%, 0.70% and 0.65%, respectively, and will be in place until at least April 30, 2023.

Effective as of the close of business on February 5, 2021, Small Cap Growth Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,351.60	$7.29	1.23%
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,348.90	10.24	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,353.70	5.81	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R6
Actual	1,000.00	1,355.10	4.33	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,381.60	7.38	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,378.50	10.37	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,383.50	5.89	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R2
Actual	1,000.00	1,380.10	8.88	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,381.80	7.38	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23

114	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$1,383.60	$5.89	0.98%
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,384.90	4.75	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,385.20	4.39	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,319.30	7.42	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class C
Actual	1,000.00	1,316.00	10.10	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,321.30	5.73	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R2
Actual	1,000.00	1,317.80	8.65	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,319.50	7.19	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	1,321.30	5.73	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,322.40	4.62	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,323.00	4.27	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,473.70	7.67	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,470.60	10.77	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,475.70	6.12	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class L
Actual	1,000.00	1,476.60	5.24	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R2
Actual	1,000.00	1,471.40	9.22	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,474.00	7.67	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,475.20	$6.11	0.98%
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,476.70	5.18	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,477.20	4.56	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,360.20	7.56	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class C
Actual	1,000.00	1,356.60	10.28	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,362.10	5.83	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R2
Actual	1,000.00	1,358.50	8.80	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,360.00	7.32	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	1,361.90	5.83	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,363.30	5.18	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	1,363.40	4.59	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77

JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Actual	1,000.00	1,256.30	6.09	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class C
Actual	1,000.00	1,252.70	8.91	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class I
Actual	1,000.00	1,258.30	4.72	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R3
Actual	1,000.00	1,256.50	6.09	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class R4
Actual	1,000.00	1,258.10	4.72	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,258.90	3.25	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

116	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,376.10	$7.37	1.23%
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,372.90	10.41	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,377.20	5.81	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class L
Actual	1,000.00	1,379.10	4.92	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R2
Actual	1,000.00	1,373.70	8.91	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,376.30	7.31	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class R4
Actual	1,000.00	1,377.50	5.87	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,378.90	4.92	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R6
Actual	1,000.00	1,379.30	4.32	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	117

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

118	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	119

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund, Small Cap Value Fund, and SMID Cap Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by

Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Core Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2020, and in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R5 shares was in the second quintile based upon the Peer Group, for each of the one-, three-, and five-year periods ended December 31, 2019, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019,

120	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

respectively. The Trustees noted that the performance for Class R6 shares was in the third and first quintiles based upon the Peer Group and in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, fifth and third quintiles based upon the Peer Group and in the third, fifth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group and in the third and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SMID Cap Equity Fund’s performance for Class A shares was in the fifth, third and fourth quintiles based upon the Peer Group, and in the fourth, third and fourth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fourth, third, and third second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and first quintiles based upon the Peer Group, and in the fourth and third quintiles based upon the Universe, for the one- and three-year periods ended December 31, 20198, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the fourth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	121

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R5 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the fourth and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first

122	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SMID Cap Equity Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the second quintile based the Peer Group and in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	123

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-SC-1220

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2020 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	32.21%
Russell 3000 Growth Index	26.86%

Net Assets as of 12/31/2020 (In Thousands)	$14,286,136

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the information technology sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Enphase Energy Inc. and Trade Desk Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was included in the S&P 500 Index. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Trade Desk, a provider of an online platform for buyers of advertising, rose after reporting better-than-expected earnings amid increased adoption of the company’s technology by the world’s largest advertisers.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Regeneron Pharmaceuticals Inc. and Splunk Inc. Shares of Apple, an information technology conglomerate, rose amid general investor demand for large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against Covid-19 reduced demand for alternative therapies for the virus. Shares of Splunk, a software developer, fell after the company reported lower-than-expected results for its fiscal third quarter and lowered its fiscal fourth quarter forecast

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.9%
2.	Microsoft Corp.	6.2
3.	Amazon.com, Inc.	6.1
4.	Tesla, Inc.	4.0
5.	Alphabet, Inc., Class C	2.6
6.	UnitedHealth Group, Inc.	2.3
7.	PayPal Holdings, Inc.	2.1
8.	Mastercard, Inc., Class A	2.1
9.	NVIDIA Corp.	2.0
10.	QUALCOMM, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	40.7%
Consumer Discretionary	19.1
Health Care	14.8
Industrials	8.7
Communication Services	7.1
Financials	5.0
Consumer Staples	1.0
Materials	0.5
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		25.27%	45.19%	21.53%	17.88%
Without Sales Charge		32.21	53.25	22.84	18.52
CLASS C SHARES	May 1, 2006
With CDSC***		30.93	51.51	22.24	18.06
Without CDSC		31.93	52.51	22.24	18.06
CLASS I SHARES	May 1, 2006	32.44	53.66	23.14	18.78
CLASS R2 SHARES	July 31, 2017	32.08	52.89	22.53	18.22
CLASS R3 SHARES	May 31, 2017	32.27	53.25	22.85	18.52
CLASS R4 SHARES	May 31, 2017	32.41	53.62	23.15	18.82
CLASS R5 SHARES	January 8, 2009	32.56	53.87	23.31	18.99
CLASS R6 SHARES	December 23, 2013	32.57	54.00	23.45	19.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from December 31, 2010 to December 31, 2020. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	28.60%
Russell Midcap Index	28.86%

Net Assets as of 12/31/2020 (In Thousands)	$2,027,207

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Splunk Inc. and its underweight positions in Freeport-McMoRan Inc. and Align Technology Inc. Shares of Splunk, a software developer, fell after the company reported lower-than-expected results for its fiscal third quarter and lowered its fiscal fourth-quarter forecast. Shares of Freeport-McMoRan, a mining company, rose amid investor expectations for accelerating global demand for copper and after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Align Technologies, a manufacturer of orthodontics and dentistry products, rose amid continued growth in sales of its Invisalign product.

Leading individual contributors to relative performance included the Fund’s overweight positions in Enphase Energy Inc., Trade Desk Inc. and Generac Holdings Inc. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Trade Desk, a provider of an online platform for buyers of advertising, rose after reporting better-than-expected earnings amid increased adoption of the company’s technology by the world’s largest advertisers. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Synopsys, Inc.	1.3%
2.	Amphenol Corp., Class A	1.2
3.	AMETEK, Inc.	1.1
4.	ITT, Inc.	1.1
5.	Trade Desk, Inc. (The), Class A	1.0
6.	Keysight Technologies, Inc.	1.0
7.	Carlisle Cos., Inc.	1.0
8.	Fortune Brands Home & Security, Inc.	0.9
9.	Cigna Corp.	0.9
10.	Ball Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.2%
Financials	13.7
Industrials	13.6
Health Care	13.3
Consumer Discretionary	11.6
Communication Services	5.8
Real Estate	5.2
Utilities	3.9
Materials	3.5
Consumer Staples	2.5
Energy	1.8
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		21.71%	15.91%	12.72%	12.35%
Without Sales Charge		28.46	22.35	13.94	12.95
CLASS C SHARES	November 2, 2009
With CDSC***		27.13	20.74	13.37	12.50
Without CDSC		28.13	21.74	13.37	12.50
CLASS I SHARES	January 1, 1997	28.60	22.63	14.26	13.32
CLASS R2 SHARES	March 14, 2014	28.29	22.04	13.65	12.76
CLASS R5 SHARES	March 14, 2014	28.73	22.83	14.41	13.41
CLASS R6 SHARES	March 14, 2014	28.80	22.97	14.51	13.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from December 31, 2009 to March 13, 2014. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	32.61%
Russell Midcap Growth Index	30.18%

Net Assets as of 12/31/2020 (In Thousands)	$7,795,164

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the information technology sector and its underweight position in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Enphase Energy Inc., Trade Desk Inc. and Generac Holdings Inc. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Trade Desk, a provider of an online platform for buyers of advertising, rose after reporting better-than-expected earnings amid increased adoption of the company’s technology by the world’s largest advertisers. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators.

Leading individual detractors from relative performance included the Fund’s underweight positions in Align Technology Inc., Immunogen Inc. and Roku Inc. Shares of Align Technologies, a manufacturer of orthodontics and dentistry products that was not held in the Fund, rose amid continued growth in sales of its Invisalign product. Shares of Immunogen, a drug development company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Roku, a digital entertainment streaming platform provider, rose on increased for consumer demand for at-home entertainment amid the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trade Desk, Inc. (The), Class A	1.9%
2.	Spotify Technology SA	1.7
3.	O’Reilly Automotive, Inc.	1.6
4.	Enphase Energy, Inc.	1.6
5.	Synopsys, Inc.	1.6
6.	Match Group, Inc.	1.5
7.	Crowdstrike Holdings, Inc., Class A	1.5
8.	RingCentral, Inc., Class A	1.4
9.	Roku, Inc.	1.4
10.	Take-Two Interactive Software, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.3%
Health Care	19.4
Industrials	14.9
Consumer Discretionary	12.9
Communication Services	7.4
Financials	6.0
Materials	1.4
Consumer Staples	0.6
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		25.44%	40.01%	18.90%	15.30%
Without Sales Charge		32.40	47.77	20.19	15.92
CLASS C SHARES	November 4, 1997
With CDSC***		31.05	45.99	19.59	15.46
Without CDSC		32.05	46.99	19.59	15.46
CLASS I SHARES	March 2, 1989	32.61	48.26	20.57	16.29
CLASS R2 SHARES	June 19, 2009	32.24	47.42	19.92	15.70
CLASS R3 SHARES	September 9, 2016	32.41	47.77	20.19	15.93
CLASS R4 SHARES	September 9, 2016	32.56	48.17	20.50	16.22
CLASS R5 SHARES	November 1, 2011	32.70	48.46	20.74	16.44
CLASS R6 SHARES	November 1, 2011	32.74	48.51	20.79	16.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	24.64%
Russell Midcap Value Index	28.14%

Net Assets as of 12/31/2020 (In Thousands)	$14,648,786

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position in the financials sector and its security selection in the real estate sector were contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc. and AmerisourceBergen Corp. and its underweight position in Freeport-McMoRan Inc. Shares of AutoZone, an automotive parts retailer, underperformed the broader market after the company reported lower-than-expected sales for its fiscal first quarter. Shares of AmerisourceBergen, a drug and health care products distributor, fell along with those of its sector peers after Amazon.com Inc. unveiled plans to launch a pharmacy services business. Shares of Freeport-McMoRan, a mining company, rose amid investor expectations for accelerating global demand for copper and after the company reported better-than-expected earnings and revenue for the third quarter of 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in Middleby Corp., Universal Health Services Inc. and Kohl’s Corp. Shares of Middleby, a food service equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Universal Health Services, an operator of hospitals and health care centers, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Kohl’s, a department store chain, rose after the company reported better-than-expected earnings for the third quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ameriprise Financial, Inc.	1.7%
2.	Loews Corp.	1.7
3.	Xcel Energy, Inc.	1.6
4.	T. Rowe Price Group, Inc.	1.5
5.	Zimmer Biomet Holdings, Inc.	1.5
6.	M&T Bank Corp.	1.5
7.	WEC Energy Group, Inc.	1.5
8.	Fifth Third Bancorp	1.4
9.	ITT, Inc.	1.4
10.	Laboratory Corp. of America Holdings	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.0%
Industrials	12.7
Real Estate	10.6
Consumer Discretionary	10.2
Information Technology	9.0
Utilities	7.9
Health Care	7.3
Materials	5.8
Consumer Staples	4.7
Communication Services	4.2
Energy	3.3
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		17.82%	(5.33)%	6.23%	9.23%
Without Sales Charge		24.33	(0.07)	7.39	9.82
CLASS C SHARES	April 30, 2001
With CDSC***		23.00	(1.57)	6.85	9.37
Without CDSC		24.00	(0.57)	6.85	9.37
CLASS I SHARES	October 31, 2001	24.48	0.17	7.67	10.10
CLASS L SHARES	November 13, 1997	24.64	0.41	7.92	10.36
CLASS R2 SHARES	November 3, 2008	24.20	(0.32)	7.12	9.54
CLASS R3 SHARES	September 9, 2016	24.35	(0.06)	7.39	9.82
CLASS R4 SHARES	September 9, 2016	24.52	0.17	7.66	10.09
CLASS R5 SHARES	September 9, 2016	24.63	0.34	7.84	10.32
CLASS R6 SHARES	September 9, 2016	24.68	0.43	7.93	10.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	23.52%
Russell 3000 Value Index	23.56%

Net Assets as of 12/31/2020 (In Thousands)	$9,258,584

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s underweight position in the industrials sector and its overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the financials sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in AutoZone Inc. and Energizer Holdings Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of AutoZone, an automotive parts retailer, underperformed the broader market after the company reported lower-than-expected sales for its fiscal first quarter. Shares of Energizer Holdings, a batteries and lighting manufacturer, fell after the company reported lower-than-expected earnings and cash flow for its fiscal fourth quarter.

Leading individual contributors to relative performance included the Fund’s underweight positions in Intel Corp. and AT&T Inc. and its overweight position in Capital One Financial Corp. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.8%
2.	Berkshire Hathaway, Inc., Class B	2.5
3.	Capital One Financial Corp.	2.1
4.	Loews Corp.	2.1
5.	AbbVie, Inc.	1.9
6.	Verizon Communications, Inc.	1.8
7.	Wells Fargo & Co.	1.8
8.	Johnson & Johnson	1.7
9.	Travelers Cos., Inc. (The)	1.7
10.	Bristol-Myers Squibb Co.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.9%
Health Care	11.5
Consumer Discretionary	8.2
Industrials	8.2
Real Estate	7.4
Communication Services	7.1
Energy	6.1
Consumer Staples	5.2
Information Technology	5.1
Utilities	4.5
Materials	4.2
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		16.75%	(7.17)%	7.13%	9.14%
Without Sales Charge		23.23	(2.02)	8.29	9.73
CLASS C SHARES	February 28, 2005
With CDSC***		21.96	(3.50)	7.75	9.29
Without CDSC		22.96	(2.50)	7.75	9.29
CLASS I SHARES	February 28, 2005	23.39	(1.77)	8.55	10.00
CLASS L SHARES	February 28, 2005	23.52	(1.60)	8.76	10.25
CLASS R2 SHARES	July 31, 2017	23.08	(2.26)	8.02	9.45
CLASS R3 SHARES	September 9, 2016	23.24	(1.99)	8.29	9.73
CLASS R4 SHARES	September 9, 2016	23.43	(1.76)	8.56	10.01
CLASS R5 SHARES	September 9, 2016	23.52	(1.61)	8.74	10.24
CLASS R6 SHARES	September 9, 2016	23.57	(1.52)	8.83	10.28

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000

Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Automobiles — 4.5%

Tesla, Inc. *	829	584,859

Thor Industries, Inc.	689	64,043

		648,902

Banks — 0.9%

First Republic Bank	854	125,406

Biotechnology — 4.2%

Alnylam Pharmaceuticals, Inc. *	451	58,666

Amgen, Inc.	878	201,845

Exact Sciences Corp. *	958	126,881

Exelixis, Inc. *	3,562	71,491

Regeneron Pharmaceuticals, Inc. *	288	138,926

		597,809

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	1,363	116,840

Trane Technologies plc	1,105	160,417

		277,257

Capital Markets — 3.3%

BlackRock, Inc.	163	117,416

Blackstone Group, Inc. (The), Class A	1,621	105,032

Charles Schwab Corp. (The)	2,823	149,755

S&P Global, Inc.	287	94,205

		466,408

Commercial Services & Supplies — 0.8%

Copart, Inc. *	879	111,805

Electrical Equipment — 1.8%

AMETEK, Inc.	890	107,659

Generac Holdings, Inc. *	683	155,303

		262,962

Electronic Equipment, Instruments & Components — 2.5%

Amphenol Corp., Class A	608	79,501

Keysight Technologies, Inc. *	997	131,671

Zebra Technologies Corp., Class A *	387	148,721

		359,893

Entertainment — 2.8%

Netflix, Inc. *	282	152,621

Spotify Technology SA *	342	107,597

Take-Two Interactive Software, Inc. *	657	136,509

		396,727

Health Care Equipment & Supplies — 2.3%

DexCom, Inc. *	317	117,352

Insulet Corp. *	227	57,965

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Intuitive Surgical, Inc. *	190	155,818

		331,135

Health Care Providers & Services — 3.0%

McKesson Corp.	532	92,580

UnitedHealth Group, Inc.	963	337,718

		430,298

Health Care Technology — 0.6%

Teladoc Health, Inc. * (a)	396	79,194

Hotels, Restaurants & Leisure — 1.0%

Airbnb, Inc., Class A *	393	57,735

Las Vegas Sands Corp.	1,514	90,234

		147,969

Household Durables — 0.9%

Garmin Ltd. (a)	1,103	131,980

Insurance — 1.0%

Progressive Corp. (The)	1,403	138,728

Interactive Media & Services — 4.4%

Alphabet, Inc., Class C *	220	384,765

Facebook, Inc., Class A *	653	178,352

Zillow Group, Inc., Class C * (a)	519	67,401

		630,518

Internet & Direct Marketing Retail — 7.3%

Amazon.com, Inc. *	273	889,513

Booking Holdings, Inc. *	69	153,386

		1,042,899

IT Services — 8.0%

Booz Allen Hamilton Holding Corp.	1,488	129,681

Global Payments, Inc.	858	184,800

Mastercard, Inc., Class A	856	305,451

MongoDB, Inc. * (a)	290	104,151

PayPal Holdings, Inc. *	1,309	306,603

Snowflake, Inc., Class A * (a)	147	41,264

Twilio, Inc., Class A *	197	66,522

		1,138,472

Life Sciences Tools & Services — 2.0%

Mettler-Toledo International, Inc. *	118	134,755

Thermo Fisher Scientific, Inc.	312	145,374

		280,129

Machinery — 1.9%

Ingersoll Rand, Inc. *	2,423	110,376

Stanley Black & Decker, Inc.	870	155,371

		265,747

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	2,835	73,757

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	564	150,135

Pharmaceuticals — 3.0%

Catalent, Inc. *	1,294	134,675

Horizon Therapeutics plc *	1,169	85,507

Jazz Pharmaceuticals plc * (a)	567	93,573

Royalty Pharma plc, Class A (a)	2,187	109,455

		423,210

Professional Services — 1.2%

FTI Consulting, Inc. *	754	84,252

IHS Markit Ltd.	1,037	93,159

		177,411

Road & Rail — 1.2%

Old Dominion Freight Line, Inc.	510	99,446

Uber Technologies, Inc. *	1,373	70,017

		169,463

Semiconductors & Semiconductor Equipment — 11.1%

Advanced Micro Devices, Inc. *	2,401	220,157

Enphase Energy, Inc. *	941	165,162

Entegris, Inc.	1,372	131,850

Lam Research Corp.	393	185,399

Microchip Technology, Inc.	722	99,647

NVIDIA Corp.	562	293,390

QUALCOMM, Inc.	1,872	285,157

SolarEdge Technologies, Inc. * (a)	406	129,479

Teradyne, Inc.	665	79,725

		1,589,966

Software — 12.7%

Cadence Design Systems, Inc. *	682	92,996

Crowdstrike Holdings, Inc., Class A *	652	138,095

Five9, Inc. *	377	65,814

HubSpot, Inc. *	221	87,479

Microsoft Corp.	4,030	896,290

ServiceNow, Inc. *	243	133,567

Synopsys, Inc. *	465	120,598

Trade Desk, Inc. (The), Class A *	242	193,830

Zscaler, Inc. *	462	92,350

		1,821,019

Specialty Retail — 4.2%

CarMax, Inc. * (a)	929	87,776

Home Depot, Inc. (The)	814	216,316

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

National Vision Holdings, Inc. *	1,128	51,073

O’Reilly Automotive, Inc. *	217	98,421

Tractor Supply Co.	1,039	146,004

		599,590

Technology Hardware, Storage & Peripherals — 7.1%

Apple, Inc.	7,609	1,009,628

Textiles, Apparel & Luxury Goods — 1.4%

NIKE, Inc., Class B	1,451	205,333

Total Common Stocks (Cost $6,598,078)		14,083,750

Short-Term Investments — 3.1%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $226,755)	226,661	226,774

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	109,703	109,714

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	109,310	109,310

Total Investment of Cash Collateral from Securities Loaned (Cost $219,024)		219,024

Total Short-Term Investments (Cost $445,779)		445,798

Total Investments — 101.7% (Cost $7,043,857)		14,529,548
Liabilities in Excess of Other Assets — (1.7)%		(243,412)

NET ASSETS — 100.0%		14,286,136

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $210,429,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Aerospace & Defense — 0.3%

HEICO Corp., Class A	60	7,062

Airlines — 0.3%

Southwest Airlines Co.	144	6,711

Auto Components — 0.2%

BorgWarner, Inc. (a)	102	3,946

Automobiles — 0.2%

Thor Industries, Inc.	43	4,017

Banks — 4.6%

Citizens Financial Group, Inc.	346	12,363

Fifth Third Bancorp	528	14,569

First Republic Bank	108	15,886

Huntington Bancshares, Inc.	689	8,703

M&T Bank Corp.	117	14,887

Regions Financial Corp.	694	11,189

TCF Financial Corp.	222	8,224

Zions Bancorp NA	156	6,781

		92,602

Beverages — 1.1%

Constellation Brands, Inc., Class A	76	16,618

Keurig Dr Pepper, Inc. (a)	171	5,463

		22,081

Biotechnology — 2.5%

Agios Pharmaceuticals, Inc. * (a)	89	3,867

Alnylam Pharmaceuticals, Inc. *	56	7,308

Exact Sciences Corp. *	93	12,385

Exelixis, Inc. *	301	6,049

Intercept Pharmaceuticals, Inc. *(a)	22	542

Ionis Pharmaceuticals, Inc. *	62	3,483

Neurocrine Biosciences, Inc. *	53	5,090

Sarepta Therapeutics, Inc. *	27	4,518

Seagen, Inc. *	44	7,706

		50,948

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	224	19,220

Trane Technologies plc	76	11,092

Trex Co., Inc. * (a)	95	7,953

		38,265

Capital Markets — 5.1%

Ameriprise Financial, Inc.	91	17,699

Blackstone Group, Inc. (The), Class A	86	5,554

Charles Schwab Corp. (The)	190	10,072

Evercore, Inc., Class A	53	5,778

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

MarketAxess Holdings, Inc.	16	9,129

MSCI, Inc.	22	9,941

Northern Trust Corp.	123	11,422

Raymond James Financial, Inc.	141	13,445

S&P Global, Inc.	14	4,580

T. Rowe Price Group, Inc.	102	15,476

		103,096

Chemicals — 0.9%

Celanese Corp.	59	7,726

Sherwin-Williams Co. (The)	15	10,981

		18,707

Commercial Services & Supplies — 0.7%

Copart, Inc. *	107	13,665

Communications Equipment — 0.8%

CommScope Holding Co., Inc. *	272	3,644

Motorola Solutions, Inc.	77	13,127

		16,771

Construction Materials — 0.6%

Martin Marietta Materials, Inc.	43	12,269

Consumer Finance — 0.4%

Discover Financial Services	101	9,098

Containers & Packaging — 1.8%

Ball Corp.	195	18,130

Packaging Corp. of America	55	7,636

Pactiv Evergreen, Inc. *	128	2,326

Silgan Holdings, Inc.	243	9,009

		37,101

Distributors — 0.4%

Genuine Parts Co.	62	6,244

LKQ Corp. *	69	2,418

		8,662

Diversified Financial Services — 0.1%

Voya Financial, Inc.	40	2,349

Electric Utilities — 2.0%

Edison International	188	11,810

Entergy Corp.	126	12,585

Xcel Energy, Inc.	239	15,902

		40,297

Electrical Equipment — 2.8%

Acuity Brands, Inc. (a)	76	9,262

AMETEK, Inc.	181	21,921

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — continued

Generac Holdings, Inc. *	57	12,958

Hubbell, Inc.	75	11,763

		55,904

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	185	24,242

CDW Corp.	73	9,651

Keysight Technologies, Inc. *	152	20,025

Littelfuse, Inc.	20	4,991

SYNNEX Corp.	99	8,022

Zebra Technologies Corp., Class A *	36	13,964

		80,895

Entertainment — 2.3%

Roku, Inc. *	44	14,476

Spotify Technology SA *	55	17,349

Take-Two Interactive Software, Inc. *	69	14,271

		46,096

Equity Real Estate Investment Trusts (REITs) — 4.5%

American Campus Communities, Inc.	87	3,708

American Homes 4 Rent, Class A	267	8,017

AvalonBay Communities, Inc.	66	10,509

Boston Properties, Inc.	98	9,219

Brixmor Property Group, Inc.	307	5,081

Essex Property Trust, Inc.	22	5,128

Federal Realty Investment Trust	55	4,699

Host Hotels & Resorts, Inc.	135	1,972

JBG SMITH Properties	123	3,857

Kimco Realty Corp.	368	5,530

Outfront Media, Inc.	152	2,972

Rayonier, Inc.	274	8,050

Regency Centers Corp.	85	3,885

Ventas, Inc.	86	4,194

Weyerhaeuser Co.	277	9,300

WP Carey, Inc.	68	4,780

		90,901

Food & Staples Retailing — 0.7%

Kroger Co. (The)	267	8,482

US Foods Holding Corp. *	167	5,563

		14,045

Food Products — 0.5%

Post Holdings, Inc. *	92	9,286

Gas Utilities — 0.5%

National Fuel Gas Co.	243	9,979

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 2.5%

Cooper Cos., Inc. (The)	19	6,849

DexCom, Inc. *	19	7,047

Insulet Corp. *	38	9,722

ResMed, Inc.	60	12,698

Zimmer Biomet Holdings, Inc.	99	15,273

		51,589

Health Care Providers & Services — 4.9%

Acadia Healthcare Co., Inc. *	82	4,107

Amedisys, Inc. *	30	8,859

AmerisourceBergen Corp.	103	10,100

Centene Corp. *	103	6,153

Cigna Corp.	87	18,203

Henry Schein, Inc. * (a)	111	7,430

Humana, Inc.	10	4,023

Laboratory Corp. of America Holdings *	68	13,897

McKesson Corp.	77	13,322

Universal Health Services, Inc., Class B	91	12,533

		98,627

Health Care Technology — 1.1%

Teladoc Health, Inc. * (a)	55	10,986

Veeva Systems, Inc., Class A *	41	11,128

		22,114

Hotels, Restaurants & Leisure — 1.3%

Airbnb, Inc., Class A *	28	4,041

Chipotle Mexican Grill, Inc. *	9	12,679

Darden Restaurants, Inc. (a)	34	4,105

Las Vegas Sands Corp.	100	5,936

		26,761

Household Durables — 2.2%

Garmin Ltd.	67	8,042

Helen of Troy Ltd. *	42	9,265

Mohawk Industries, Inc. *	81	11,369

Newell Brands, Inc.	505	10,721

NVR, Inc. *	1	4,239

		43,636

Household Products — 0.3%

Energizer Holdings, Inc.	167	7,050

Industrial Conglomerates — 1.0%

Carlisle Cos., Inc.	128	19,977

Insurance — 3.8%

Alleghany Corp.	11	6,522

Hartford Financial Services Group, Inc. (The)	245	12,008

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Lincoln National Corp.	135	6,805

Loews Corp.	395	17,785

Marsh & McLennan Cos., Inc.	70	8,247

Progressive Corp. (The)	147	14,528

Selectquote, Inc. * (a)	144	2,982

WR Berkley Corp.	109	7,271

		76,148

Interactive Media & Services — 1.8%

InterActiveCorp. *	33	6,268

Match Group, Inc. *	105	15,886

Pinterest, Inc., Class A *	129	8,521

Zillow Group, Inc., Class C *	50	6,464

		37,139

Internet & Direct Marketing Retail — 1.0%

Booking Holdings, Inc. *	3	7,127

Chewy, Inc., Class A * (a)	89	7,973

Expedia Group, Inc.	41	5,469

		20,569

IT Services — 4.0%

Booz Allen Hamilton Holding Corp.	134	11,678

Concentrix Corp. *	55	5,450

Global Payments, Inc.	54	11,698

Jack Henry & Associates, Inc.	22	3,509

Leidos Holdings, Inc.	44	4,643

MongoDB, Inc. *	29	10,233

Okta, Inc. * (a)	45	11,446

Snowflake, Inc., Class A * (a)	10	2,673

Square, Inc., Class A *	29	6,224

Twilio, Inc., Class A *	38	12,795

		80,349

Leisure Products — 0.2%

Brunswick Corp.	63	4,818

Life Sciences Tools & Services — 0.9%

Maravai LifeSciences Holdings, Inc., Class A * (a)	226	6,340

Mettler-Toledo International, Inc. *	10	11,169

		17,509

Machinery — 4.3%

IDEX Corp.	57	11,328

Ingersoll Rand, Inc. *	174	7,915

ITT, Inc.	283	21,791

Lincoln Electric Holdings, Inc.	106	12,364

Middleby Corp. (The) *	93	11,982

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Snap-on, Inc.	56	9,619

Stanley Black & Decker, Inc.	51	9,095

Timken Co. (The)	27	2,110

		86,204

Media — 1.8%

Discovery, Inc., Class C *	435	11,390

Liberty Broadband Corp., Class C *	73	11,485

Liberty Media Corp.-Liberty SiriusXM, Class C *	316	13,735

		36,610

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	196	5,100

Multiline Retail — 0.5%

Kohl’s Corp.	146	5,956

Nordstrom, Inc. (a)	119	3,724

		9,680

Multi-Utilities — 1.5%

CMS Energy Corp.	207	12,650

Sempra Energy	28	3,597

WEC Energy Group, Inc.	158	14,534

		30,781

Oil, Gas & Consumable Fuels — 1.8%

Cabot Oil & Gas Corp. (a)	370	6,025

Diamondback Energy, Inc.	313	15,140

EQT Corp.	322	4,093

Equitrans Midstream Corp.	390	3,136

Williams Cos., Inc. (The)	404	8,094

		36,488

Pharmaceuticals — 1.7%

Catalent, Inc. *	88	9,133

Horizon Therapeutics plc *	158	11,536

Jazz Pharmaceuticals plc *	44	7,294

Royalty Pharma plc, Class A	146	7,312

		35,275

Professional Services — 1.9%

CoStar Group, Inc. *	10	9,424

Equifax, Inc.	67	12,863

FTI Consulting, Inc. *	47	5,301

IHS Markit Ltd.	122	10,982

		38,570

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	206	12,914

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Real Estate Management & Development — continued

Cushman & Wakefield plc * (a)	210	3,120

		16,034

Road & Rail — 0.8%

Lyft, Inc., Class A *	127	6,216

Old Dominion Freight Line, Inc.	52	10,151

		16,367

Semiconductors & Semiconductor Equipment — 5.4%

Advanced Micro Devices, Inc. *	105	9,672

Analog Devices, Inc.	77	11,361

Cree, Inc. *	36	3,759

Enphase Energy, Inc. *	96	16,810

Entegris, Inc.	122	11,714

Lam Research Corp.	20	9,564

Microchip Technology, Inc.	83	11,507

SolarEdge Technologies, Inc. * (a)	39	12,478

Teradyne, Inc.	100	11,989

Xilinx, Inc.	77	10,945

		109,799

Software — 7.5%

Cadence Design Systems, Inc. *	100	13,697

Coupa Software, Inc. *	25	8,473

Crowdstrike Holdings, Inc., Class A *	73	15,382

DocuSign, Inc. *	49	10,804

Five9, Inc. *	52	9,138

HubSpot, Inc. *	31	12,250

RingCentral, Inc., Class A *	40	15,080

Splunk, Inc. * (a)	67	11,369

Synopsys, Inc. *	101	26,122

Trade Desk, Inc. (The), Class A *	25	20,101

Zscaler, Inc. *	47	9,438

		151,854

Specialty Retail — 4.5%

AutoZone, Inc. *	12	13,655

Best Buy Co., Inc.	124	12,328

Burlington Stores, Inc. *	37	9,797

CarMax, Inc. * (a)	64	6,017

Gap, Inc. (The)	370	7,470

National Vision Holdings, Inc. *	127	5,730

O’Reilly Automotive, Inc. *	38	17,242

Tractor Supply Co.	81	11,414

Ulta Beauty, Inc. *	30	8,615

		92,268

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.2%

Carter’s, Inc. (a)	71	6,716

Lululemon Athletica, Inc. *	25	8,571

Ralph Lauren Corp.	96	9,930

		25,217

Total Common Stocks (Cost $1,139,918)		1,991,286

Short-Term Investments — 4.0%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $34,415)	34,404	34,422

Investment of Cash Collateral from Securities Loaned — 2.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	33,990	33,993

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	12,355	12,355

Total Investment of Cash Collateral from Securities Loaned (Cost $46,348)		46,348

Total Short-Term Investments (Cost $80,763)		80,770

Total Investments — 102.2% (Cost $1,220,681)		2,072,056
Liabilities in Excess of Other Assets — (2.2)%		(44,849)

NET ASSETS — 100.0%		2,027,207

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $44,647,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Aerospace & Defense — 0.7%

HEICO Corp., Class A	460	53,869

Automobiles — 0.4%

Thor Industries, Inc. (a)	330	30,656

Banks — 0.8%

First Republic Bank	436	64,047

Beverages — 0.6%

Constellation Brands, Inc., Class A	201	44,117

Biotechnology — 5.0%

Agios Pharmaceuticals, Inc. *	682	29,547

Alnylam Pharmaceuticals, Inc. *	429	55,718

Exact Sciences Corp. *	713	94,452

Exelixis, Inc. *	2,300	46,165

Intercept Pharmaceuticals, Inc. * (a)	170	4,208

Ionis Pharmaceuticals, Inc. *	459	25,974

Neurocrine Biosciences, Inc. * (a)	405	38,858

Sarepta Therapeutics, Inc. * (a)	202	34,490

Seagen, Inc. *	336	58,865

		388,277

Building Products — 2.7%

Fortune Brands Home & Security, Inc.	774	66,356

Trane Technologies plc	583	84,672

Trex Co., Inc. * (a)	725	60,671

		211,699

Capital Markets — 4.4%

Blackstone Group, Inc. (The), Class A	654	42,379

Charles Schwab Corp. (The)	1,449	76,855

Evercore, Inc., Class A	403	44,141

MarketAxess Holdings, Inc.	122	69,494

MSCI, Inc.	170	75,821

S&P Global, Inc.	107	35,020

		343,710

Commercial Services & Supplies — 1.3%

Copart, Inc. *	819	104,230

Containers & Packaging — 1.0%

Ball Corp.	821	76,459

Electrical Equipment — 2.1%

AMETEK, Inc.	557	67,303

Generac Holdings, Inc. *	435	98,901

		166,204

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	651	85,071

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Keysight Technologies, Inc. *	638	84,207

Littelfuse, Inc.	149	38,021

Zebra Technologies Corp., Class A *	277	106,382

		313,681

Entertainment — 4.5%

Roku, Inc. *	332	110,330

Spotify Technology SA *	421	132,315

Take-Two Interactive Software, Inc. *	524	108,840

		351,485

Health Care Equipment & Supplies — 3.6%

Cooper Cos., Inc. (The)	144	52,391

DexCom, Inc. *	146	53,868

Insulet Corp. *	290	74,235

ResMed, Inc.	456	96,906

		277,400

Health Care Providers & Services — 4.0%

Acadia Healthcare Co., Inc. *	624	31,359

Amedisys, Inc. *	230	67,525

Centene Corp. *	782	46,950

Cigna Corp.	308	64,078

McKesson Corp.	585	101,656

		311,568

Health Care Technology — 2.2%

Teladoc Health, Inc. * (a)	419	83,828

Veeva Systems, Inc., Class A *	312	84,929

		168,757

Hotels, Restaurants & Leisure — 2.2%

Airbnb, Inc., Class A *	211	30,909

Chipotle Mexican Grill, Inc. *	70	96,653

Las Vegas Sands Corp.	760	45,296

		172,858

Household Durables — 2.1%

Garmin Ltd.	513	61,330

Helen of Troy Ltd. *	318	70,701

NVR, Inc. *	8	31,007

		163,038

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	311	48,510

Insurance — 0.9%

Progressive Corp. (The)	454	44,921

Selectquote, Inc. * (a)	1,098	22,773

		67,694

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 3.0%

Match Group, Inc. *	802	121,235

Pinterest, Inc., Class A *	987	65,023

Zillow Group, Inc., Class C * (a)	380	49,350

		235,608

Internet & Direct Marketing Retail — 1.5%

Booking Holdings, Inc. *	25	54,791

Chewy, Inc., Class A * (a)	677	60,864

		115,655

IT Services — 6.5%

Booz Allen Hamilton Holding Corp.	1,022	89,089

Global Payments, Inc.	414	89,249

MongoDB, Inc. *	217	77,948

Okta, Inc. *	344	87,338

Snowflake, Inc., Class A * (a)	73	20,401

Square, Inc., Class A * (a)	218	47,446

Twilio, Inc., Class A *	289	97,691

		509,162

Leisure Products — 0.5%

Brunswick Corp.	482	36,763

Life Sciences Tools & Services — 1.7%

Maravai LifeSciences Holdings, Inc., Class A * (a)	1,725	48,388

Mettler-Toledo International, Inc. *	75	85,476

		133,864

Machinery — 2.4%

Ingersoll Rand, Inc. *	1,325	60,386

ITT, Inc.	756	58,258

Stanley Black & Decker, Inc.	388	69,353

		187,997

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	1,496	38,926

Pharmaceuticals — 3.5%

Catalent, Inc. *	670	69,685

Horizon Therapeutics plc *	1,203	87,985

Jazz Pharmaceuticals plc *	337	55,666

Royalty Pharma plc, Class A	1,115	55,791

		269,127

Professional Services — 3.8%

CoStar Group, Inc. *	78	71,909

Equifax, Inc.	509	98,059

FTI Consulting, Inc. * (a)	363	40,510

IHS Markit Ltd.	933	83,766

		294,244

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.6%

Lyft, Inc., Class A *	966	47,450

Old Dominion Freight Line, Inc.	397	77,398

		124,848

Semiconductors & Semiconductor Equipment — 9.6%

Advanced Micro Devices, Inc. *	805	73,799

Cree, Inc. *	271	28,688

Enphase Energy, Inc. *	731	128,198

Entegris, Inc.	930	89,383

Lam Research Corp.	155	73,008

Microchip Technology, Inc.	635	87,755

SolarEdge Technologies, Inc. *	298	95,130

Teradyne, Inc.	763	91,500

Xilinx, Inc.	589	83,446

		750,907

Software — 13.9%

Cadence Design Systems, Inc. *	766	104,533

Coupa Software, Inc. *	191	64,596

Crowdstrike Holdings, Inc., Class A *	554	117,327

DocuSign, Inc. *	371	82,407

Five9, Inc. *	386	67,231

HubSpot, Inc. *	235	93,322

RingCentral, Inc., Class A * (a)	304	115,093

Splunk, Inc. *	510	86,718

Synopsys, Inc. *	492	127,572

Trade Desk, Inc. (The), Class A *	191	153,312

Zscaler, Inc. *	361	72,075

		1,084,186

Specialty Retail — 5.8%

Burlington Stores, Inc. *	286	74,673

CarMax, Inc. * (a)	486	45,889

National Vision Holdings, Inc. *	965	43,723

O’Reilly Automotive, Inc. *	291	131,472

Tractor Supply Co.	620	87,117

Ulta Beauty, Inc. *	229	65,788

		448,662

Textiles, Apparel & Luxury Goods — 0.8%

Lululemon Athletica, Inc. *	188	65,430

Total Common Stocks (Cost $4,536,492)		7,653,638

Short-Term Investments — 4.2%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $157,436)	157,374	157,453

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments —continued

Investment of Cash Collateral from Securities Loaned — 2.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	148,996	149,011

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	19,677	19,677

Total Investment of Cash Collateral from Securities Loaned (Cost $168,688)		168,688

Total Short-Term Investments (Cost $326,124)		326,141

Total Investments — 102.4% (Cost $4,862,616)		7,979,779
Liabilities in Excess of Other Assets — (2.4)%		(184,615)

NET ASSETS — 100.0%		7,795,164

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $160,963,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Airlines — 0.7%

Southwest Airlines Co.	2,090	97,398

Auto Components — 0.4%

BorgWarner, Inc.	1,462	56,510

Banks — 8.5%

Citizens Financial Group, Inc.	5,151	184,194

Fifth Third Bancorp	7,716	212,719

First Republic Bank	745	109,479

Huntington Bancshares, Inc.	10,265	129,653

M&T Bank Corp.	1,698	216,188

Regions Financial Corp.	10,341	166,697

TCF Financial Corp.	3,310	122,520

Zions Bancorp NA	2,325	101,014

		1,242,464

Beverages — 1.7%

Constellation Brands, Inc., Class A	737	161,419

Keurig Dr Pepper, Inc. (a)	2,543	81,380

		242,799

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	1,828	156,721

Capital Markets — 5.8%

Ameriprise Financial, Inc.	1,330	258,407

Northern Trust Corp.	1,827	170,176

Raymond James Financial, Inc.	2,094	200,310

T. Rowe Price Group, Inc.	1,485	224,754

		853,647

Chemicals — 1.9%

Celanese Corp.	881	114,444

Sherwin-Williams Co. (The)	217	159,428

		273,872

Communications Equipment — 1.7%

CommScope Holding Co., Inc. *	4,050	54,267

Motorola Solutions, Inc.	1,124	191,141

		245,408

Construction Materials — 1.3%

Martin Marietta Materials, Inc.	644	182,801

Consumer Finance — 0.9%

Discover Financial Services	1,497	135,540

Containers & Packaging — 2.7%

Ball Corp.	1,266	117,930

Packaging Corp. of America	811	111,798

Pactiv Evergreen, Inc. *	1,859	33,728

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued

Silgan Holdings, Inc.	3,620	134,212

		397,668

Distributors — 0.9%

Genuine Parts Co.	890	89,371

LKQ Corp. *	1,003	35,359

		124,730

Diversified Financial Services — 0.2%

Voya Financial, Inc. (a)	592	34,826

Electric Utilities — 3.8%

Edison International	2,144	134,703

Entergy Corp.	1,869	186,566

Xcel Energy, Inc.	3,554	236,941

		558,210

Electrical Equipment — 3.4%

Acuity Brands, Inc. (a)	1,140	137,989

AMETEK, Inc.	1,613	195,109

Hubbell, Inc.	1,089	170,754

		503,852

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	1,446	189,151

CDW Corp.	1,067	140,608

Keysight Technologies, Inc. *	1,014	133,925

SYNNEX Corp.	1,421	115,726

		579,410

Equity Real Estate Investment Trusts (REITs) — 9.0%

American Campus Communities, Inc.	1,277	54,624

American Homes 4 Rent, Class A	3,852	115,570

AvalonBay Communities, Inc. (a)	944	151,505

Boston Properties, Inc.	1,401	132,421

Brixmor Property Group, Inc.	4,424	73,225

Essex Property Trust, Inc.	311	73,922

Federal Realty Investment Trust	797	67,879

Host Hotels & Resorts, Inc.	1,942	28,411

JBG SMITH Properties	1,777	55,580

Kimco Realty Corp.	5,310	79,710

Outfront Media, Inc.	2,189	42,815

Rayonier, Inc.	4,082	119,923

Regency Centers Corp.	1,224	55,787

Ventas, Inc.	1,274	62,465

Weyerhaeuser Co.	4,132	138,556

WP Carey, Inc.	1,009	71,196

		1,323,589

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 1.4%

Kroger Co. (The)	3,979	126,359

US Foods Holding Corp. *	2,488	82,859

		209,218

Food Products — 0.9%

Post Holdings, Inc. *	1,370	138,342

Gas Utilities — 1.0%

National Fuel Gas Co. (a)	3,542	145,678

Health Care Equipment & Supplies — 1.5%

Zimmer Biomet Holdings, Inc.	1,439	221,799

Health Care Providers & Services — 5.9%

AmerisourceBergen Corp.	1,539	150,464

Cigna Corp.	702	146,207

Henry Schein, Inc. * (a)	1,656	110,689

Humana, Inc. (a)	146	59,902

Laboratory Corp. of America Holdings *	1,017	207,052

Universal Health Services, Inc., Class B	1,358	186,724

		861,038

Hotels, Restaurants & Leisure — 0.4%

Darden Restaurants, Inc. (a)	500	59,591

Household Durables — 2.2%

Mohawk Industries, Inc. *	1,202	169,368

Newell Brands, Inc.	7,523	159,720

		329,088

Household Products — 0.7%

Energizer Holdings, Inc. (a)	2,490	105,024

Industrial Conglomerates — 1.4%

Carlisle Cos., Inc.	1,293	201,888

Insurance — 6.8%

Alleghany Corp.	161	97,184

Hartford Financial Services Group, Inc. (The)	3,653	178,912

Lincoln National Corp.	2,010	101,114

Loews Corp.	5,737	258,296

Marsh & McLennan Cos., Inc.	1,029	120,392

Progressive Corp. (The)	1,275	126,110

WR Berkley Corp.	1,631	108,316

		990,324

Interactive Media & Services — 0.6%

InterActiveCorp. *	491	92,953

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	600	79,400

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.3%

Concentrix Corp. *	804	79,370

Jack Henry & Associates, Inc.	316	51,139

Leidos Holdings, Inc.	629	66,111

		196,620

Machinery — 6.2%

IDEX Corp.	847	168,768

ITT, Inc.	2,739	210,956

Lincoln Electric Holdings, Inc.	1,585	184,214

Middleby Corp. (The) *	1,352	174,269

Snap-on, Inc.	833	142,595

Timken Co. (The)	399	30,859

		911,661

Media — 3.7%

Discovery, Inc., Class C *	6,221	162,924

Liberty Broadband Corp., Class C *	1,060	167,913

Liberty Media Corp.-Liberty SiriusXM, Class C *	4,703	204,645

		535,482

Multiline Retail — 0.8%

Kohl’s Corp.	2,180	88,706

Nordstrom, Inc. (a)	1,056	32,966

		121,672

Multi-Utilities — 3.1%

CMS Energy Corp.	3,089	188,473

Sempra Energy	425	54,168

WEC Energy Group, Inc.	2,338	215,145

		457,786

Oil, Gas & Consumable Fuels — 3.4%

Cabot Oil & Gas Corp.	5,479	89,196

Diamondback Energy, Inc.	4,107	198,782

EQT Corp.	4,766	60,571

Equitrans Midstream Corp.	2,521	20,265

Williams Cos., Inc. (The)	6,088	122,061

		490,875

Real Estate Management & Development — 1.6%

CBRE Group, Inc., Class A *	3,034	190,307

Cushman & Wakefield plc * (a)	3,132	46,454

		236,761

Semiconductors & Semiconductor Equipment — 1.2%

Analog Devices, Inc.	1,159	171,260

Software — 0.9%

Synopsys, Inc. *	535	138,746

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.4%

AutoZone, Inc. *	172	203,507

Best Buy Co., Inc. (a)	1,841	183,673

Gap, Inc. (The)	5,371	108,450

		495,630

Textiles, Apparel & Luxury Goods — 1.7%

Carter’s, Inc.	1,036	97,498

Ralph Lauren Corp.	1,426	147,930

		245,428

Total Common Stocks (Cost $8,806,964)		14,445,709

Short-Term Investments — 2.3%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $208,107)	207,983	208,086

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	73,531	73,538

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	54,806	54,806

Total Investment of Cash Collateral from Securities Loaned (Cost $128,344)		128,344

Total Short-Term Investments (Cost $336,451)		336,430

Total Investments — 100.9% (Cost $9,143,415)		14,782,139
Liabilities in Excess of Other Assets — (0.9)%		(133,353)

NET ASSETS — 100.0%		14,648,786

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $125,755,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 2.3%

General Dynamics Corp.	459	68,353

Northrop Grumman Corp.	132	40,223

Raytheon Technologies Corp.	1,501	107,341

		215,917

Banks — 13.2%

Bank of America Corp.	11,591	351,327

Citigroup, Inc.	1,558	96,074

Citizens Financial Group, Inc.	3,082	110,195

Fifth Third Bancorp	838	23,108

First Republic Bank	143	20,991

M&T Bank Corp.	879	111,937

PNC Financial Services Group, Inc. (The)	915	136,406

Truist Financial Corp.	2,415	115,738

US Bancorp	1,837	85,577

Wells Fargo & Co.	5,577	168,312

		1,219,665

Beverages — 0.8%

Constellation Brands, Inc., Class A	90	19,670

Keurig Dr Pepper, Inc.	1,626	52,025

		71,695

Biotechnology — 2.5%

AbbVie, Inc.	1,611	172,660

Amgen, Inc.	120	27,590

Biogen, Inc. *	120	29,408

		229,658

Building Products — 0.3%

Trane Technologies plc	186	26,942

Capital Markets — 4.3%

Charles Schwab Corp. (The)	2,370	125,705

Invesco Ltd.	1,808	31,515

Morgan Stanley	1,675	114,810

Northern Trust Corp.	695	64,709

T. Rowe Price Group, Inc.	432	65,406

		402,145

Communications Equipment — 1.5%

Cisco Systems, Inc.	1,459	65,272

CommScope Holding Co., Inc. *	5,173	69,317

		134,589

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	404	114,661

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 3.1%

American Express Co.	714	86,354

Capital One Financial Corp.	1,994	197,086

		283,440

Containers & Packaging — 3.0%

Ball Corp.	571	53,231

Graphic Packaging Holding Co.	4,327	73,295

Packaging Corp. of America	611	84,304

WestRock Co.	1,508	65,664

		276,494

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B *	984	228,183

Diversified Telecommunication Services — 1.9%

Verizon Communications, Inc.	2,927	171,954

Electric Utilities — 4.5%

American Electric Power Co., Inc.	1,277	106,370

Edison International	780	49,006

Entergy Corp. (a)	451	45,068

NextEra Energy, Inc.	1,551	119,673

Xcel Energy, Inc.	1,475	98,362

		418,479

Electronic Equipment, Instruments & Components — 0.6%

Arrow Electronics, Inc. *	594	57,759

Equity Real Estate Investment Trusts (REITs) — 6.5%

American Homes 4 Rent, Class A	2,169	65,084

Brixmor Property Group, Inc.	3,549	58,743

EastGroup Properties, Inc.	293	40,423

Federal Realty Investment Trust (a)	535	45,565

Kimco Realty Corp.	4,045	60,716

Lamar Advertising Co., Class A	176	14,638

Mid-America Apartment Communities, Inc.	621	78,630

Outfront Media, Inc.	1,248	24,402

Public Storage	385	88,885

Rayonier, Inc. (a)	2,331	68,497

Weyerhaeuser Co.	1,742	58,403

		603,986

Food & Staples Retailing — 0.6%

Sysco Corp.	686	50,928

Food Products — 1.5%

Kraft Heinz Co. (The)	1,368	47,415

Post Holdings, Inc. *	917	92,632

		140,047

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 1.0%

Medtronic plc	808	94,681

Health Care Providers & Services — 2.9%

AmerisourceBergen Corp.	600	58,676

Cigna Corp.	150	31,185

CVS Health Corp.	649	44,340

HCA Healthcare, Inc.	259	42,585

UnitedHealth Group, Inc.	273	95,608

		272,394

Hotels, Restaurants & Leisure — 0.5%

Las Vegas Sands Corp.	839	50,010

Household Durables — 1.5%

Mohawk Industries, Inc. *	571	80,440

Newell Brands, Inc. (a)	2,944	62,510

		142,950

Household Products — 2.1%

Energizer Holdings, Inc. (a)	1,647	69,469

Procter & Gamble Co. (The)	869	120,876

		190,345

Industrial Conglomerates — 2.0%

Carlisle Cos., Inc.	391	61,115

Honeywell International, Inc.	591	125,689

		186,804

Insurance — 8.0%

Alleghany Corp.	93	56,443

American International Group, Inc.	1,309	49,540

Chubb Ltd.	560	86,248

CNA Financial Corp.	656	25,554

Fairfax Financial Holdings Ltd. (Canada)	159	54,354

Hartford Financial Services Group, Inc. (The)	1,461	71,564

Loews Corp.	4,344	195,581

Marsh & McLennan Cos., Inc.	326	38,193

Travelers Cos., Inc. (The)	1,146	160,832

		738,309

Interactive Media & Services — 0.8%

Alphabet, Inc., Class C *	42	74,280

Internet & Direct Marketing Retail — 0.5%

Booking Holdings, Inc. *	22	49,668

Machinery — 3.5%

Dover Corp.	993	125,355

Illinois Tool Works, Inc.	195	39,711

ITT, Inc.	830	63,888

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Middleby Corp. (The) *	305	39,333

Otis Worldwide Corp.	351	23,743

Stanley Black & Decker, Inc.	198	35,319

		327,349

Media — 3.7%

Charter Communications, Inc., Class A *	107	70,844

Discovery, Inc., Class C *	2,269	59,414

DISH Network Corp., Class A *	2,038	65,900

Liberty Media Corp.-Liberty SiriusXM, Class C *	1,065	46,321

Nexstar Media Group, Inc., Class A	727	79,386

ViacomCBS, Inc. (a)	498	18,540

		340,405

Multiline Retail — 0.7%

Kohl’s Corp.	937	38,123

Nordstrom, Inc. (a)	753	23,511

		61,634

Oil, Gas & Consumable Fuels — 6.2%

Cabot Oil & Gas Corp.	1,766	28,742

Chevron Corp.	537	45,333

ConocoPhillips	2,704	108,147

Diamondback Energy, Inc.	599	28,996

EQT Corp.	2,281	28,995

Equitrans Midstream Corp.	4,958	39,861

Kinder Morgan, Inc.	5,657	77,338

Marathon Petroleum Corp.	1,928	79,743

Phillips 66	1,080	75,555

Williams Cos., Inc. (The)	2,912	58,376

		571,086

Personal Products — 0.3%

Coty, Inc., Class A	4,025	28,259

Pharmaceuticals — 5.1%

Bristol-Myers Squibb Co.	2,515	156,005

Johnson & Johnson	1,027	161,680

Merck & Co., Inc.	750	61,386

Pfizer, Inc.	1,755	64,591

Viatris, Inc. *	1,441	27,007

		470,669

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,320	82,815

Semiconductors & Semiconductor Equipment — 2.5%

Analog Devices, Inc.	756	111,625

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Texas Instruments, Inc.	737	120,958

		232,583

Software — 0.5%

Microsoft Corp.	198	44,044

Specialty Retail — 3.6%

AutoZone, Inc. *	110	130,462

Best Buy Co., Inc.	818	81,636

Gap, Inc. (The)	414	8,357

Home Depot, Inc. (The)	217	57,671

Murphy USA, Inc.	428	56,054

		334,180

Textiles, Apparel & Luxury Goods — 1.4%

Columbia Sportswear Co. (a)	629	54,965

Ralph Lauren Corp.	702	72,867

		127,832

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	565	76,204

Total Common Stocks (Cost $6,196,509)		9,143,043

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡ (Cost $—)	2,982	–	(c)

	SHARES (000)
Short-Term Investments — 1.6%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $117,318)	117,248	117,306

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	29,074	29,077

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	6,300	6,300

Total Investment of Cash Collateral from Securities Loaned (Cost $35,377)		35,377

Total Short-Term Investments (Cost $152,695)		152,683

Total Investments — 100.4% (Cost $6,349,204)		9,295,726
Liabilities in Excess of Other Assets — (0.4)%		(37,142)

NET ASSETS — 100.0%		9,258,584

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $34,343,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$14,083,750		$1,991,286		$7,653,638
Investments in affiliates, at value	226,774		34,422		157,453
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	219,024		46,348		168,688
Cash	27		4		11
Receivables:
Investment securities sold	—		162		—
Fund shares sold	11,013		2,379		11,393
Dividends from non-affiliates	1,271		1,833		773
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	103		11		60

Total Assets	14,541,962		2,076,445		7,992,016

LIABILITIES:
Payables:
Investment securities purchased	—		224		1,696
Collateral received on securities loaned (See Note 2.B.)	219,024		46,348		168,688
Fund shares redeemed	26,369		1,200		20,661
Accrued liabilities:
Investment advisory fees	6,475		979		4,128
Administration fees	817		46		472
Distribution fees	1,266		116		415
Service fees	1,609		189		644
Custodian and accounting fees	18		12		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Other	248		123		132

Total Liabilities	255,826		49,238		196,852

Net Assets	$14,286,136		$2,027,207		$7,795,164

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$6,489,533	$1,174,005	$4,609,327
Total distributable earnings (loss)	7,796,603	853,202	3,185,837

Total Net Assets	$14,286,136	$2,027,207	$7,795,164

Net Assets:
Class A	$2,664,509	$489,904	$1,520,727
Class C	1,159,086	21,833	104,879
Class I	3,904,056	407,999	1,826,868
Class R2	335	711	50,203
Class R3	2,578	—	61,104
Class R4	20,592	—	20,241
Class R5	141,843	1,028	667,562
Class R6	6,393,137	1,105,732	3,543,580

Total	$14,286,136	$2,027,207	$7,795,164

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	88,328	9,040	35,691
Class C	46,346	426	3,470
Class I	123,905	7,383	35,459
Class R2	11	13	1,065
Class R3	86	—	1,206
Class R4	653	—	394
Class R5	4,382	19	12,726
Class R6	195,789	19,992	67,120
Net Asset Value (a):
Class A — Redemption price per share	$30.17	$54.20	$42.61
Class C — Offering price per share (b)	25.01	51.24	30.23
Class I — Offering and redemption price per share	31.51	55.26	51.52
Class R2 — Offering and redemption price per share	29.83	53.48	47.14
Class R3 — Offering and redemption price per share	30.12	—	50.68
Class R4 — Offering and redemption price per share	31.52	—	51.36
Class R5 — Offering and redemption price per share	32.37	55.29	52.46
Class R6 — Offering and redemption price per share	32.65	55.31	52.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.84	$57.20	$44.97

Cost of investments in non-affiliates	$6,598,078	$1,139,918	$4,536,492
Cost of investments in affiliates	226,755	34,415	157,436
Investment securities on loan, at value (See Note 2.B.)	210,429	44,647	160,963
Cost of investment of cash collateral (See Note 2.B.)	219,024	46,348	168,688

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,445,709	$9,143,043
Investments in affiliates, at value	208,086	117,306
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	128,344	35,377
Cash	16	12
Receivables:
Investment securities sold	2,228	13,931
Fund shares sold	16,969	6,107
Dividends from non-affiliates	25,184	8,479
Dividends from affiliates	1	—	(a)
Securities lending income (See Note 2.B.)	25	24

Total Assets	14,826,562	9,324,279

LIABILITIES:
Payables:
Investment securities purchased	—	15,021
Collateral received on securities loaned (See Note 2.B.)	128,344	35,377
Fund shares redeemed	38,126	8,630
Accrued liabilities:
Investment advisory fees	7,953	4,253
Administration fees	817	579
Distribution fees	373	376
Service fees	1,022	874
Custodian and accounting fees	100	72
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Other	1,041	513

Total Liabilities	177,776	65,695

Net Assets	$14,648,786	$9,258,584

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,934,460	$6,330,419
Total distributable earnings (loss)	5,714,326	2,928,165

Total Net Assets	$14,648,786	$9,258,584

Net Assets:
Class A	$1,371,700	$841,140
Class C	73,265	315,140
Class I	2,670,700	2,344,558
Class L	6,667,992	1,672,350
Class R2	63,474	125
Class R3	75,288	2,077
Class R4	36,976	36,192
Class R5	79,154	4,613
Class R6	3,610,237	4,042,389

Total	$14,648,786	$9,258,584

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	38,138	23,778
Class C	2,125	8,922
Class I	73,320	65,982
Class L	180,487	47,042
Class R2	1,856	4
Class R3	2,115	59
Class R4	1,022	1,024
Class R5	2,145	130
Class R6	97,783	113,870

Net Asset Value (a):
Class A — Redemption price per share	$35.97	$35.37
Class C — Offering price per share (b)	34.48	35.32
Class I — Offering and redemption price per share	36.43	35.53
Class L — Offering and redemption price per share	36.94	35.55
Class R2 — Offering and redemption price per share	34.19	35.06
Class R3 — Offering and redemption price per share	35.60	34.93
Class R4 — Offering and redemption price per share	36.19	35.35
Class R5 — Offering and redemption price per share	36.89	35.48
Class R6 — Offering and redemption price per share	36.92	35.50
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.96	$37.33

Cost of investments in non-affiliates	$8,806,964	$6,196,509
Cost of investments in affiliates	208,107	117,318
Investment securities on loan, at value (See Note 2.B.)	125,755	34,343
Cost of investment of cash collateral (See Note 2.B.)	128,344	35,377

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$36,241	$10,223	$11,839
Dividend income from affiliates	190	30	95
Income from securities lending (net) (See Note 2.B.)	498	51	490

Total investment income	36,929	10,304	12,424

EXPENSES:
Investment advisory fees	34,884	5,924	21,082
Administration fees	4,499	684	2,433
Distribution fees:
Class A	2,974	551	1,662
Class C	3,984	79	352
Class R2	1	2	112
Class R3	2	—	63
Service fees:
Class A	2,974	551	1,662
Class C	1,328	26	117
Class I	4,282	467	1,822
Class R2	— (a)	1	56
Class R3	2	—	63
Class R4	24	—	18
Class R5	71	— (a)	293
Custodian and accounting fees	181	35	100
Interest expense to affiliates	— (a)	— (a)	—
Professional fees	78	37	51
Trustees’ and Chief Compliance Officer’s fees	31	16	22
Printing and mailing costs	267	104	148
Registration and filing fees	196	73	148
Transfer agency fees (See Note 2.E.)	155	29	237
Other	129	24	62

Total expenses	56,062	8,603	30,503

Less fees waived	(130)	(1,112)	(877)
Less expense reimbursements	— (a)	—	(41)

Net expenses	55,932	7,491	29,585

Net investment income (loss)	(19,003)	2,813	(17,161)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	852,469	91,543	365,746
Investments in affiliates	(52)	(10)	(24)

Net realized gain (loss)	852,417	91,533	365,722

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,677,315	368,583	1,497,620
Investments in affiliates	(36)	(4)	(10)

Change in net unrealized appreciation/depreciation	2,677,279	368,579	1,497,610

Net realized/unrealized gains (losses)	3,529,696	460,112	1,863,332

Change in net assets resulting from operations	$3,510,693	$462,925	$1,846,171

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—
Dividend income from non-affiliates	119,084	97,819
Dividend income from affiliates	245	210
Income from securities lending (net) (See Note 2.B.)	226	265

Total investment income	119,555	98,294

EXPENSES:
Investment advisory fees	44,558	24,496
Administration fees	4,710	3,340
Distribution fees:
Class A	1,537	977
Class C	290	1,171
Class R2	159	1
Class R3	86	2
Service fees:
Class A	1,537	977
Class C	97	390
Class I	3,191	2,712
Class L	3,138	800
Class R2	79	— (a)
Class R3	86	2
Class R4	35	44
Class R5	37	2
Custodian and accounting fees	243	162
Interest expense to affiliates	2	—
Professional fees	104	75
Trustees’ and Chief Compliance Officer’s fees	32	26
Printing and mailing costs	559	283
Registration and filing fees	140	84
Transfer agency fees (See Note 2.E.)	127	111
Other	160	98

Total expenses	60,907	35,753

Less fees waived	(3,154)	(264)
Less expense reimbursements	(34)	(21)

Net expenses	57,719	35,468

Net investment income (loss)	61,836	62,826

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	260,737	127,327
Investments in affiliates	91	(78)

Net realized gain (loss)	260,828	127,249

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,707,151	1,689,167
Investments in affiliates	(190)	(8)

Change in net unrealized appreciation/depreciation	2,706,961	1,689,159

Net realized/unrealized gains (losses)	2,967,789	1,816,408

Change in net assets resulting from operations	$3,029,625	$1,879,234

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,003)	$(10,353)	$2,813	$11,563
Net realized gain (loss)	852,417	1,432,215	91,533	457,289
Change in net unrealized appreciation/depreciation	2,677,279	972,047	368,579	(437,747)

Change in net assets resulting from operations	3,510,693	2,393,909	462,925	31,105

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(248,914)	(176,120)	(51,016)	(38,917)
Class C	(129,471)	(88,186)	(2,405)	(1,879)
Class I	(360,812)	(199,341)	(43,367)	(23,411)
Class R2	(32)	(12)	(76)	(49)
Class R3	(192)	(61)	—	—
Class R4	(1,887)	(1,510)	—	—
Class R5	(12,763)	(10,297)	(111)	(518)
Class R6	(579,464)	(359,755)	(120,036)	(159,341)

Total distributions to shareholders	(1,333,535)	(835,282)	(217,011)	(224,115)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,298,773	(137,511)	144,111	(961,205)

NET ASSETS:
Change in net assets	3,475,931	1,421,116	390,025	(1,154,215)
Beginning of period	10,810,205	9,389,089	1,637,182	2,791,397

End of period	$14,286,136	$10,810,205	$2,027,207	$1,637,182

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(17,161)	$(14,047)	$61,836	$203,596
Net realized gain (loss)	365,722	659,097	260,828	860,851
Change in net unrealized appreciation/depreciation	1,497,610	281,309	2,706,961	(3,168,215)

Change in net assets resulting from operations	1,846,171	926,359	3,029,625	(2,103,768)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(173,779)	(82,704)	(92,478)	(76,720)
Class C	(16,088)	(8,737)	(5,006)	(6,335)
Class I	(173,836)	(75,633)	(197,658)	(133,060)
Class L	—	—	(492,109)	(443,822)
Class R2	(5,377)	(2,939)	(4,986)	(3,525)
Class R3	(5,883)	(2,669)	(5,364)	(3,809)
Class R4	(1,774)	(679)	(2,242)	(1,419)
Class R5	(63,349)	(33,403)	(5,676)	(4,996)
Class R6	(329,350)	(138,679)	(264,623)	(181,586)

Total distributions to shareholders	(769,436)	(345,443)	(1,070,142)	(855,272)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,237,362	341,659	(25,284)	(1,341,858)

NET ASSETS:
Change in net assets	2,314,097	922,575	1,934,199	(4,300,898)
Beginning of period	5,481,067	4,558,492	12,714,587	17,015,485

End of period	$7,795,164	$5,481,067	$14,648,786	$12,714,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,826	$184,647
Net realized gain (loss)	127,249	159,367
Change in net unrealized appreciation/depreciation	1,689,159	(1,858,485)

Change in net assets resulting from operations	1,879,234	(1,514,471)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,476)	(44,981)
Class C	(7,055)	(16,494)
Class I	(72,893)	(99,554)
Class L	(53,516)	(100,871)
Class R2	(7)	(3)
Class R3	(63)	(70)
Class R4	(1,188)	(1,174)
Class R5	(145)	(334)
Class R6	(133,423)	(204,414)

Total distributions to shareholders	(291,766)	(467,895)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,028,803)	(143,475)

NET ASSETS:
Change in net assets	558,665	(2,125,841)
Beginning of period	8,699,919	10,825,760

End of period	$9,258,584	$8,699,919

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$337,662	$424,450	$38,559	$123,140
Distributions reinvested	240,271	171,962	50,960	38,873
Cost of shares redeemed	(350,749)	(690,381)	(65,106)	(176,855)

Change in net assets resulting from Class A capital transactions	227,184	(93,969)	24,413	(14,842)

Class C
Proceeds from shares issued	84,990	152,886	552	2,246
Distributions reinvested	125,548	83,431	2,405	1,879
Cost of shares redeemed	(155,857)	(200,570)	(4,690)	(5,867)

Change in net assets resulting from Class C capital transactions	54,681	35,747	(1,733)	(1,742)

Class I
Proceeds from shares issued	649,418	971,337	71,758	147,037
Distributions reinvested	337,896	183,814	43,123	23,288
Cost of shares redeemed	(496,024)	(804,519)	(99,112)	(114,553)

Change in net assets resulting from Class I capital transactions	491,290	350,632	15,769	55,772

Class R2
Proceeds from shares issued	68	157	50	391
Distributions reinvested	32	12	73	42
Cost of shares redeemed	(48)	(52)	(136)	(313)

Change in net assets resulting from Class R2 capital transactions	52	117	(13)	120

Class R3
Proceeds from shares issued	1,141	501	—	—
Distributions reinvested	163	61	—	—
Cost of shares redeemed	(34)	(126)	—	—

Change in net assets resulting from Class R3 capital transactions	1,270	436	—	—

Class R4
Proceeds from shares issued	834	2,017	—	—
Distributions reinvested	1,886	1,510	—	—
Cost of shares redeemed	(3,300)	(4,951)	—	—

Change in net assets resulting from Class R4 capital transactions	(580)	(1,424)	—	—

Class R5
Proceeds from shares issued	12,843	23,475	126	674
Distributions reinvested	12,555	10,290	111	517
Cost of shares redeemed	(44,758)	(37,782)	(213)	(6,310)

Change in net assets resulting from Class R5 capital transactions	(19,360)	(4,017)	24	(5,119)

Class R6
Proceeds from shares issued	541,135	1,257,140	141,329	348,033
Distributions reinvested	578,133	358,754	119,998	159,315
Cost of shares redeemed	(575,032)	(2,040,927)	(155,676)	(302,027)
Redemptions in-kind (See Note 8)	—	—	—	(1,200,715)

Change in net assets resulting from Class R6 capital transactions	544,236	(425,033)	105,651	(995,394)

Total change in net assets resulting from capital transactions	$1,298,773	$(137,511)	$144,111	$(961,205)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	11,620	19,559	738	2,661
Reinvested	8,308	8,088	961	853
Redeemed	(12,061)	(30,991)	(1,257)	(3,845)

Change in Class A Shares	7,867	(3,344)	442	(331)

Class C
Issued	3,464	8,221	10	54
Reinvested	5,236	4,615	48	43
Redeemed	(6,356)	(10,900)	(94)	(133)

Change in Class C Shares	2,344	1,936	(36)	(36)

Class I
Issued	21,449	42,055	1,366	3,117
Reinvested	11,160	8,317	795	501
Redeemed	(16,263)	(36,324)	(1,878)	(2,381)

Change in Class I Shares	16,346	14,048	283	1,237

Class R2
Issued	2	8	1	7
Reinvested	1	1	1	1
Redeemed	(2)	(3)	(2)	(6)

Change in Class R2 Shares	1	6	— (a)	2

Class R3
Issued	38	26	—	—
Reinvested	6	3	—	—
Redeemed	(1)	(6)	—	—

Change in Class R3 Shares	43	23	—	—

Class R4
Issued	27	90	—	—
Reinvested	62	68	—	—
Redeemed	(111)	(212)	—	—

Change in Class R4 Shares	(22)	(54)	—	—

Class R5
Issued	414	992	3	14
Reinvested	403	455	2	11
Redeemed	(1,402)	(1,630)	(4)	(125)

Change in Class R5 Shares	(585)	(183)	1	(100)

Class R6
Issued	17,158	53,895	2,651	7,401
Reinvested	18,399	15,742	2,206	3,444
Redeemed	(18,512)	(86,443)	(2,891)	(6,434)
Redemptions in-kind (See Note 8)	—	—	—	(25,455)

Change in Class R6 Shares	17,045	(16,806)	1,966	(21,044)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$144,966	$143,119	$176,439	$209,763
Distributions reinvested	168,194	80,011	84,258	69,743
Cost of shares redeemed	(134,917)	(203,777)	(234,688)	(484,932)

Change in net assets resulting from Class A capital transactions	178,243	19,353	26,009	(205,426)

Class C
Proceeds from shares issued	8,562	11,326	4,004	12,682
Distributions reinvested	15,598	8,149	4,875	5,516
Cost of shares redeemed	(15,535)	(22,446)	(32,035)	(56,184)

Change in net assets resulting from Class C capital transactions	8,625	(2,971)	(23,156)	(37,986)

Class I
Proceeds from shares issued	413,575	306,997	641,070	900,902
Distributions reinvested	163,157	71,080	187,286	123,076
Cost of shares redeemed	(198,791)	(382,936)	(687,520)	(1,051,200)

Change in net assets resulting from Class I capital transactions	377,941	(4,859)	140,836	(27,222)

Class L
Proceeds from shares issued	—	—	371,347	1,165,380
Distributions reinvested	—	—	466,015	394,599
Cost of shares redeemed	—	—	(1,040,103)	(3,139,666)

Change in net assets resulting from Class L capital transactions	—	—	(202,741)	(1,579,687)

Class R2
Proceeds from shares issued	7,574	11,105	5,045	15,289
Distributions reinvested	5,366	2,875	4,944	3,405
Cost of shares redeemed	(9,399)	(22,776)	(14,510)	(20,258)

Change in net assets resulting from Class R2 capital transactions	3,541	(8,796)	(4,521)	(1,564)

Class R3
Proceeds from shares issued	12,092	17,057	4,205	15,417
Distributions reinvested	5,811	2,669	5,120	3,652
Cost of shares redeemed	(7,751)	(11,619)	(7,608)	(14,432)

Change in net assets resulting from Class R3 capital transactions	10,152	8,107	1,717	4,637

Class R4
Proceeds from shares issued	8,135	3,625	10,028	11,128
Distributions reinvested	1,774	679	2,242	1,419
Cost of shares redeemed	(3,246)	(3,668)	(3,651)	(10,446)

Change in net assets resulting from Class R4 capital transactions	6,663	636	8,619	2,101

Class R5
Proceeds from shares issued	71,185	143,113	4,903	14,343
Distributions reinvested	59,609	31,744	5,671	4,992
Cost of shares redeemed	(85,207)	(169,555)	(10,931)	(29,341)

Change in net assets resulting from Class R5 capital transactions	45,587	5,302	(357)	(10,006)

Class R6
Proceeds from shares issued	734,127	776,302	371,143	1,587,348
Distributions reinvested	326,519	137,892	243,858	174,996
Cost of shares redeemed	(454,036)	(589,307)	(586,691)	(1,249,049)

Change in net assets resulting from Class R6 capital transactions	606,610	324,887	28,310	513,295

Total change in net assets resulting from capital transactions	$1,237,362	$341,659	$(25,284)	$(1,341,858)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	3,526	4,392	5,042	6,133
Reinvested	4,077	2,499	2,357	1,812
Redeemed	(3,242)	(6,309)	(6,897)	(14,044)

Change in Class A Shares	4,361	582	502	(6,099)

Class C
Issued	282	461	123	374
Reinvested	533	341	143	150
Redeemed	(514)	(930)	(990)	(1,787)

Change in Class C Shares	301	(128)	(724)	(1,263)

Class I
Issued	8,299	8,021	19,156	28,169
Reinvested	3,271	1,879	5,165	3,157
Redeemed	(4,073)	(10,235)	(19,677)	(31,853)

Change in Class I Shares	7,497	(335)	4,644	(527)

Class L
Issued	—	—	10,556	34,257
Reinvested	—	—	12,656	9,979
Redeemed	—	—	(29,733)	(87,974)

Change in Class L Shares	—	—	(6,521)	(43,738)

Class R2
Issued	167	313	154	458
Reinvested	118	82	146	93
Redeemed	(208)	(645)	(439)	(599)

Change in Class R2 Shares	77	(250)	(139)	(48)

Class R3
Issued	249	447	125	452
Reinvested	118	71	145	96
Redeemed	(162)	(307)	(226)	(421)

Change in Class R3 Shares	205	211	44	127

Class R4
Issued	163	94	284	308
Reinvested	36	18	62	37
Redeemed	(65)	(96)	(108)	(284)

Change in Class R4 Shares	134	16	238	61

Class R5
Issued	1,425	3,638	138	392
Reinvested	1,172	826	154	126
Redeemed	(1,719)	(4,377)	(313)	(798)

Change in Class R5 Shares	878	87	(21)	(280)

Class R6
Issued	14,499	19,998	10,696	44,485
Reinvested	6,379	3,570	6,625	4,428
Redeemed	(9,027)	(15,241)	(16,644)	(35,794)

Change in Class R6 Shares	11,851	8,327	677	13,119

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$93,276	$225,893
Distributions reinvested	21,985	42,378
Cost of shares redeemed	(151,480)	(562,591)

Change in net assets resulting from Class A capital transactions	(36,219)	(294,320)

Class C
Proceeds from shares issued	9,395	31,902
Distributions reinvested	6,902	14,740
Cost of shares redeemed	(90,089)	(152,885)

Change in net assets resulting from Class C capital transactions	(73,792)	(106,243)

Class I
Proceeds from shares issued	279,561	873,832
Distributions reinvested	67,804	87,746
Cost of shares redeemed	(436,503)	(965,662)

Change in net assets resulting from Class I capital transactions	(89,138)	(4,084)

Class L
Proceeds from shares issued	157,713	566,706
Distributions reinvested	51,517	96,694
Cost of shares redeemed	(415,996)	(1,203,324)

Change in net assets resulting from Class L capital transactions	(206,766)	(539,924)

Class R2
Proceeds from shares issued	25	128
Distributions reinvested	7	2
Cost of shares redeemed	(125)	(23)

Change in net assets resulting from Class R2 capital transactions	(93)	107

Class R3
Proceeds from shares issued	509	359
Distributions reinvested	51	69
Cost of shares redeemed	(314)	(887)

Change in net assets resulting from Class R3 capital transactions	246	(459)

Class R4
Proceeds from shares issued	1,853	23,194
Distributions reinvested	1,187	1,174
Cost of shares redeemed	(5,509)	(8,710)

Change in net assets resulting from Class R4 capital transactions	(2,469)	15,658

Class R5
Proceeds from shares issued	674	2,112
Distributions reinvested	137	334
Cost of shares redeemed	(2,534)	(3,498)

Change in net assets resulting from Class R5 capital transactions	(1,723)	(1,052)

Class R6
Proceeds from shares issued	264,017	2,406,252
Distributions reinvested	133,248	203,530
Cost of shares redeemed	(1,016,114)	(1,822,940)

Change in net assets resulting from Class R6 capital transactions	(618,849)	786,842

Total change in net assets resulting from capital transactions	$(1,028,803)	$(143,475)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,926	7,038
Reinvested	627	1,145
Redeemed	(4,726)	(17,957)

Change in Class A Shares	(1,173)	(9,774)

Class C
Issued	288	966
Reinvested	197	401
Redeemed	(2,870)	(4,876)

Change in Class C Shares	(2,385)	(3,509)

Class I
Issued	8,652	28,338
Reinvested	1,924	2,357
Redeemed	(13,521)	(30,342)

Change in Class I Shares	(2,945)	353

Class L
Issued	4,936	17,778
Reinvested	1,461	2,596
Redeemed	(12,961)	(38,762)

Change in Class L Shares	(6,564)	(18,388)

Class R2
Issued	2	5
Reinvested	—1 (a)	— (a)
Redeemed	(4)	(1)

Change in Class R2 Shares	(2)	4

Class R3
Issued	16	11
Reinvested	1	2
Redeemed	(10)	(25)

Change in Class R3 Shares	7	(12)

Class R4
Issued	58	741
Reinvested	34	32
Redeemed	(169)	(250)

Change in Class R4 Shares	(77)	523

Class R5
Issued	22	62
Reinvested	4	9
Redeemed	(82)	(110)

Change in Class R5 Shares	(56)	(39)

Class R6
Issued	8,247	70,239
Reinvested	3,783	5,469
Redeemed	(31,096)	(55,634)

Change in Class R6 Shares	(19,066)	20,074

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$25.27	$(0.08)	$8.10	$8.02	$—	$(3.12)	$(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—	—	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	—	(0.53)	(0.53)

Class C
Six Months Ended December 31, 2020 (Unaudited)	21.42	(0.13)	6.84	6.71	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—	—	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	—	(0.53)	(0.53)

Class I
Six Months Ended December 31, 2020 (Unaudited)	26.29	(0.05)	8.45	8.40	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—	—	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	—	(0.53)	(0.53)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	25.05	(0.12)	8.03	7.91	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	25.27	(0.08)	8.10	8.02	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—	—	—

Class R4
Six Months Ended December 31, 2020 (Unaudited)	26.29	(0.05)	8.44	8.39	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.17	32.25%	$2,664,509	1.13%	(0.55)%	1.14%	18%
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46

25.01	31.93	1,159,086	1.63	(1.05)	1.63	18
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46

31.51	32.44	3,904,056	0.88	(0.30)	0.88	18
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46

29.83	32.08	335	1.38	(0.80)	1.73	18
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

30.12	32.27	2,578	1.13	(0.55)	1.20	18
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

31.52	32.41	20,592	0.88	(0.30)	0.88	18
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund (continued)
Class R5
Six Months Ended December 31, 2020 (Unaudited)	$26.93	$(0.02)	$8.66	$8.64	$(0.08)	$(3.12)	$(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—	—	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	—	(0.53)	(0.53)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	27.16	(0.01)	8.72	8.71	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—	—	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	—	(0.53)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.37	32.56%	$141,843	0.73%	(0.16)%	0.73%	18%
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46

32.65	32.57	6,393,137	0.63	(0.05)	0.63	18
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$47.20	$— (f)	$13.30	$13.30	$(0.08)	$(6.22)	$(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (f)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)

Class C
Six Months Ended December 31, 2020 (Unaudited)	44.95	(0.13)	12.64	12.51	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.07	0.06	13.56	13.62	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	46.64	(0.07)	13.13	13.06	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	48.11	0.10	13.57	13.67	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	48.14	0.13	13.58	13.71	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.20	28.49%	$489,904	1.13%	(0.01)%	1.26%	20%
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39

51.24	28.16	21,833	1.63	(0.51)	1.76	20
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39

55.26	28.65	407,999	0.88	0.24	1.01	20
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39

53.48	28.32	711	1.38	(0.26)	1.56	20
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39

55.29	28.73	1,028	0.74	0.39	0.87	20
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39

55.31	28.80	1,105,732	0.64	0.49	0.76	20
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$36.43	$(0.18)	$11.81	$11.63	$—	$(5.45)	$(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	—	(0.01)	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	—	(1.46)	(1.46)

Class C
Six Months Ended December 31, 2020 (Unaudited)	27.15	(0.21)	8.74	8.53	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	—	(0.01)	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	—	(1.46)	(1.46)

Class I
Six Months Ended December 31, 2020 (Unaudited)	43.11	(0.13)	14.00	13.87	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	—	(0.01)	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	—	(1.46)	(1.46)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	39.90	(0.25)	12.94	12.69	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	—	(0.01)	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	—	(1.46)	(1.46)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	42.53	(0.21)	13.81	13.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	—	(0.01)	(0.01)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	43.00	(0.15)	13.97	13.82	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	—	(0.01)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.61	32.43%	$1,520,727	1.23%	(0.85)%	1.26%	19%
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56

30.23	32.09	104,879	1.74	(1.36)	1.74	19
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56

51.52	32.61	1,826,868	0.92	(0.54)	0.99	19
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56

47.14	32.27	50,203	1.48	(1.10)	1.54	19
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56

50.68	32.41	61,104	1.24	(0.86)	1.24	19
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

51.36	32.56	20,241	0.98	(0.60)	0.99	19
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2020 (Unaudited)	$43.81	$(0.10)	$14.25	$14.15	$(0.05)	$(5.45)	$(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	—	(0.01)	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	—	(1.46)	(1.46)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	44.07	(0.09)	14.33	14.24	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	—	(0.01)	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	—	(1.46)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$52.46	32.73%	$667,562	0.79%	(0.40)%	0.84%	19%
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56

52.79	32.74	3,543,580	0.74	(0.35)	0.74	19
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$31.12	$0.09	$7.45	$7.54	$(0.29)	$(2.40)	$(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)

Class C
Six Months Ended December 31, 2020 (Unaudited)	29.77	— (f)	7.13	7.13	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)

Class I
Six Months Ended December 31, 2020 (Unaudited)	31.51	0.13	7.57	7.70	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)

Class L
Six Months Ended December 31, 2020 (Unaudited)	31.96	0.17	7.66	7.83	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	29.67	0.04	7.10	7.14	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	30.83	0.09	7.38	7.47	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (g) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.97	24.36%	$1,371,700	1.23%	0.51%	1.24%	6%
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20

34.48	24.08	73,265	1.73	(0.02)	1.74	6
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20

36.43	24.56	2,670,700	0.98	0.78	0.98	6
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20

36.94	24.64	6,667,992	0.75	0.99	0.83	6
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20

34.19	24.20	63,474	1.48	0.25	1.49	6
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20

35.60	24.35	75,288	1.23	0.51	1.23	6
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$31.34	$0.14	$7.50	$7.64	$(0.39)	$(2.40)	$(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	31.90	0.16	7.65	7.81	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	31.94	0.18	7.66	7.84	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.19	24.52%	$36,976	0.98%	0.80%	0.99%	6%
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

36.89	24.63	79,154	0.83	0.91	0.84	6
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

36.92	24.68	3,610,237	0.73	1.01	0.74	6
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$29.53	$0.17		$6.68	$6.85	$(0.48)	$(0.53)	$(1.01)
Year Ended June 30, 2020	35.46	0.49		(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)

Class C
Six Months Ended December 31, 2020 (Unaudited)	29.38	0.09		6.65	6.74	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)

Class I
Six Months Ended December 31, 2020 (Unaudited)	29.71	0.21		6.73	6.94	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)

Class L
Six Months Ended December 31, 2020 (Unaudited)	29.73	0.24		6.74	6.98	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	29.31	0.13		6.63	6.76	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	29.21	0.17		6.61	6.78	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.37	23.23%	$841,140	1.13%	1.07%		1.15%	10%
29.53	(13.60)	736,715	1.14	1.45		1.16	29
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26

35.32	22.96	315,140	1.63	0.56		1.65	10
29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26

35.53	23.39	2,344,558	0.88	1.31		0.89	10
29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26

35.55	23.52	1,672,350	0.74	1.46		0.74	10
29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26

35.06	23.12	125	1.38	0.83		1.56	10
29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

34.93	23.24	2,077	1.13	1.06		1.18	10
29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$29.56	$0.21		$6.70	$6.91	$(0.59)	$(0.53)	$(1.12)
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	29.67	0.24		6.72	6.96	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	29.71	0.25		6.74	6.99	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.35	23.43%	$36,192	0.88%	1.31%		0.89%	10%
29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

35.48	23.52	4,613	0.73	1.47		0.74	10
29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

35.50	23.57	4,042,389	0.63	1.57		0.64	10
29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of Mid Cap Value and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,529,548	$—	$—	$14,529,548

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,072,056	$—	$—	$2,072,056

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,979,779	$—	$—	$7,979,779

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,782,139	$—	$—	$14,782,139

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$9,143,043	$—	$—		$9,143,043
Rights	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Companies	117,306	—	—		117,306
Investment of cash collateral from securities loaned	35,377	—	—		35,377

Total Short-Term Investments	152,683	—	—		152,683

Total Investments in Securities	$9,295,726	$—	$—	(b)	$9,295,726

(a)	Please refer to the SOIs for specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$210,429	$(210,429)	$—
Mid Cap Equity Fund	44,647	(44,647)	—
Mid Cap Growth Fund	160,963	(160,963)	—
Mid Cap Value Fund	125,755	(125,755)	—
Value Advantage Fund	34,343	(34,343)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$10
Mid Cap Equity Fund	1
Mid Cap Growth Fund	10
Mid Cap Value Fund	5
Value Advantage Fund	5

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$105,416	$1,809,445	$1,687,999	$(52)	$(36)	$226,774	226,661	$190		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	302,529	1,241,000	1,433,750	(67)*	2	109,714	109,703	317	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	31,490	764,958	687,138	—	—	109,310	109,310	10	*	—

Total	$439,435	$3,815,403	$3,808,887	$(119)	$(34)	$445,798		$517		$—

Mid Cap Equity Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$40,612	$261,072	$267,248	$(10)	$(4)	$34,422	34,404	$30		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	—	121,000	87,000	(7)*	—	33,993	33,990	23	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	71,588	59,233	—	—	12,355	12,355	1	*	—

Total	$40,612	$453,660	$413,481	$(17)	$(4)	$80,770		$54		$—

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Mid Cap Growth Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	51,560	769,582	663,655	(24)	(10)	157,453	157,374	95		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	211,088	762,000	824,000	(79)*	2	149,011	148,996	335	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	24,377	305,212	309,912	—	—	19,677	19,677	10	*	—

Total	$287,025	$1,836,794	$1,797,567	$(103)	$(8)	$326,141		$440		$—

Mid Cap Value Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	170,302	1,570,964	1,533,081	91		(190)	208,086	207,983	245		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	168,074	297,000	391,500	(36	)*	— (c)	73,538	73,531	148	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	23,472	201,721	170,387	—		—	54,806	54,806	5	*	—

Total	$361,848	$2,069,685	$2,094,968	$55		$(190)	$336,430		$398		$—

Value Advantage Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	193,827	1,686,485	1,762,920	(78)	(8)	117,306	117,248	210		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	139,126	407,985	518,000	(34)*	— (c)	29,077	29,074	185	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	15,136	185,762	194,598	—	—	6,300	6,300	6	*	—

Total	$348,089	$2,280,232	$2,475,518	$(112)	$(8)	$152,683		$401		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$70	$27	$23	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$33	$155
Mid Cap Equity Fund
Transfer agency fees	18	1	4	n/a	—	(a)	n/a		n/a		—	(a)	6	29
Mid Cap Growth Fund
Transfer agency fees	158	4	15	n/a	12		1		—	(a)	6		41	237
Mid Cap Value Fund
Transfer agency fees	48	2	18	$19	4		1		—	(a)	1		34	127
Value Advantage Fund
Transfer agency fees	40	17	15	17	—	(a)	1		—	(a)	—	(a)	21	111

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$282	$1
Mid Cap Equity Fund	45	—	(a)
Mid Cap Growth Fund	89	—	(a)
Mid Cap Value Fund	19	—
Value Advantage Fund	41	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	n/a	n/a	n/a
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74%	0.64%
Mid Cap Growth Fund	1.24	n/a	0.93	n/a	1.49	n/a	0.99%	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

The expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$19	$19	$—	(a)
Mid Cap Equity Fund	644	430	17	1,091	—
Mid Cap Growth Fund	28	18	775	821	41
Mid Cap Value Fund	282	183	2,529	2,994	34
Value Advantage Fund	36	23	73	132	21

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Growth Advantage Fund	$111
Mid Cap Equity Fund	21
Mid Cap Growth Fund	56
Mid Cap Value Fund	160
Value Advantage Fund	132

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,259,847	$2,396,125
Mid Cap Equity Fund	355,208	420,108
Mid Cap Growth Fund	1,562,549	1,205,651
Mid Cap Value Fund	859,923	1,903,279
Value Advantage Fund	854,667	1,936,104

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$7,043,857	$7,497,833	$12,142	$7,485,691
Mid Cap Equity Fund	1,220,681	863,490	12,115	851,375
Mid Cap Growth Fund	4,862,616	3,137,535	20,372	3,117,163
Mid Cap Value Fund	9,143,415	5,941,886	303,162	5,638,724
Value Advantage Fund	6,349,204	3,109,840	163,318	2,946,522

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$—	$—	$3,489
Mid Cap Growth Fund	—	—	6,406
Value Advantage Fund	104,712	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.5%	1	21.4%
Mid Cap Equity Fund	—	—	1	57.8
Mid Cap Growth Fund	1	10.4	2	27.0
Mid Cap Value Fund	—	—	2	35.8
Value Advantage Fund	—	—	3	38.4

As of December 31, 2020, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	19.2%
Value Advantage Fund	20.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 11, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of approximately $42,541,000 associated with the redemption in-kind.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,322.50	$6.61	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	1,319.30	9.53	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	1,324.40	5.16	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	1,320.80	8.07	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R3
Actual	1,000.00	1,322.70	6.62	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	1,324.10	5.16	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	1,325.60	4.28	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,325.70	3.69	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,284.90	$6.51	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	1,281.60	9.37	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	1,286.50	5.07	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	1,283.20	7.94	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R5
Actual	1,000.00	1,287.30	4.27	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R6
Actual	1,000.00	1,288.00	3.69	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,324.30	7.21	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,320.90	10.18	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,326.10	5.39	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,322.70	8.66	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,324.10	7.26	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,325.60	5.74	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,327.30	4.63	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,327.40	4.34	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,243.60	6.96	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,240.80	9.77	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,245.60	5.55	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$1,246.40	$4.25	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,242.00	8.36	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,243.50	6.96	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	1,245.20	5.55	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,246.30	4.70	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,246.80	4.13	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,232.30	6.36	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	1,229.60	9.16	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	1,233.90	4.95	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class L
Actual	1,000.00	1,235.20	4.17	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R2
Actual	1,000.00	1,231.20	7.76	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R3
Actual	1,000.00	1,232.40	6.36	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	1,234.30	4.96	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	1,235.20	4.11	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,235.70	3.55	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by

Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one, three, and five-year periods ended December 31, 2019, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, second and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

the first, second and third quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, and in the first, second and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the first, third and fifth quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, second and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the first, first and third quintiles based upon the Peer Group and in the first, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fifth and third quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, and in the third quintile based upon the Universe for both the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the second, second and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, second and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group ranking were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the fourth and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-MC-1220

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2020 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Intrepid Value Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	27.40%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$105,845

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the communication services and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Capital One Financial Corp. and Charles Schwab Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period. Shares of Charles Schwab, a financial services provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 as well as positive investor expectations following the company’s $26 billion acquisition of TD Ameritrade in October 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc., Kinder Morgan Inc. and Amgen Inc. Shares of Regeneron Pharmaceuticals and Amgen, both drug development companies, fell as the U.S. approval of multiple vaccines against Covid-19 reduced both demand for alternative therapies for the virus and investor demand for pharmaceutical companies not pursuing vaccines. Shares of Kinder Morgan, an operator of pipelines and storage for the petroleum and natural gas industries, fell after industry data showed a larger-than-expected increase in U.S. crude oil inventories.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Microsoft Corp.	5.7
3.	Amazon.com, Inc.	5.1
4.	Loews Corp.	4.4
5.	Berkshire Hathaway, Inc., Class B	3.6
6.	Capital One Financial Corp.	3.5
7.	Bank of America Corp.	3.5
8.	AbbVie, Inc.	3.4
9.	Charles Schwab Corp. (The)	3.3
10.	UnitedHealth Group, Inc.	3.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Financials	20.8
Consumer Discretionary	14.1
Health Care	12.4
Materials	4.8
Communication Services	4.4
Real Estate	3.7
Energy	3.5
Industrials	3.4
Consumer Staples	1.7
Utilities	1.7
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		20.53%	16.75%	13.96%	13.62%
Without Sales Charge		27.22	23.23	15.20	14.27
CLASS C SHARES	July 29, 2011
With CDSC***		25.90	21.60	14.62	13.78
Without CDSC		26.90	22.60	14.62	13.78
CLASS I SHARES	July 29, 2011	27.40	23.52	15.49	14.56
CLASS R6 SHARES	October 1, 2018	27.52	23.84	15.61	14.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.56%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$36,404,904

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in General Dynamics Corp. and Home Depot Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of General Dynamics, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of Home Depot, a home improvement and building materials retailer, underperformed the broader market during the period following a run-up in the share price in the first half of 2020 driven by consumer demand during at-home quarantines.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Apple Inc. and its underweight positions in Intel Corp. and AT&T Inc. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would produce their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	2.6%
2.	BlackRock, Inc.	2.4
3.	Analog Devices, Inc.	2.3
4.	Johnson & Johnson	2.2
5.	Texas Instruments, Inc.	2.2
6.	PNC Financial Services Group, Inc. (The)	2.1
7.	Bank of America Corp.	2.1
8.	Bristol-Myers Squibb Co.	2.1
9.	CME Group, Inc.	2.1
10.	Medtronic plc	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Industrials	15.0
Health Care	14.2
Information Technology	10.2
Consumer Staples	10.1
Consumer Discretionary	7.5
Utilities	4.9
Communication Services	4.2
Energy	3.9
Materials	2.8
Real Estate	2.2
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		14.08%	(2.12)%	9.56%	10.78%
Without Sales Charge		20.41	3.31	10.75	11.38
CLASS C SHARES	November 4, 1997
With CDSC***		19.11	1.82	10.20	10.94
Without CDSC		20.11	2.82	10.20	10.94
CLASS I SHARES	July 2, 1987	20.56	3.62	11.03	11.66
CLASS R2 SHARES	February 28, 2011	20.23	3.06	10.46	11.10
CLASS R3 SHARES	September 9, 2016	20.37	3.33	10.75	11.38
CLASS R4 SHARES	September 9, 2016	20.57	3.62	11.03	11.66
CLASS R5 SHARES	February 28, 2011	20.70	3.77	11.22	11.86
CLASS R6 SHARES	January 31, 2012	20.71	3.88	11.32	11.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	16.44%
S&P 500 Index	22.16%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.07%

Net Assets as of 12/31/2020 (In Thousands)	$287,212

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2020. The Fund’s security selection and underweight position in the information technology sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its overweight position in the industrials sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Jack Henry & Associates Inc. and Northrop Grumman Corp. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Jack Henry & Associates, a payment processing provider mainly serving the financial services sector, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter and issued a lower-than-expected revenue forecast for its fiscal year. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump — subsequently overridden by the U.S. Congress — and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Microsoft Corp. and Intel Corp., and its overweight position in Target Corp. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Target, a discount department store chain, rose amid two consecutive quarters of better-than-expected growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toronto-Dominion Bank (The), ELN, 55.50%, 1/22/2021, (linked to S&P 500 Index)	3.6%
2.	Royal Bank of Canada, ELN, 62.43%, 2/5/2021, (linked to S&P 500 Index)	3.4
3.	BNP Paribas, ELN, 62.53%, 1/29/2021, (linked to S&P 500 Index)	3.1
4.	BMO Capital Markets Corp., ELN, 55.06%, 1/15/2021, (linked to S&P 500 Index)	3.0
5.	Barclays Bank plc, ELN, 53.15%, 1/8/2021, (linked to S&P 500 Index)	2.9
6.	Accenture plc, Class A	1.6
7.	Microsoft Corp.	1.5
8.	Alphabet, Inc., Class A	1.5
9.	Honeywell International, Inc.	1.5
10.	Amazon.com, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Other****	16.0%
Information Technology	13.4
Consumer Staples	11.4
Health Care	11.0
Industrials	9.5
Financials	9.2
Communication Services	8.3
Consumer Discretionary	8.1
Utilities	7.3
Materials	2.5
Real Estate	2.3
Others (each less than 1.0%)	0.6
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.
****	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		10.19%	0.12%	5.15%
Without Sales Charge		16.30	5.65	7.60
CLASS C SHARES	August 31, 2018
With CDSC***		15.10	4.20	7.06
Without CDSC		16.10	5.20	7.06
CLASS I SHARES	August 31, 2018	16.44	5.89	7.84
CLASS R5 SHARES	August 31, 2018	16.52	6.12	8.00
CLASS R6 SHARES	August 31, 2018	16.67	6.16	8.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.04%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$14,552,638

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in pharmaceutical/medical technology and media sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the telecommunications and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FedEx Corp. and Microsoft Corp. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FedEx, a package and freight delivery company, fell late in the period amid higher costs and after the company withheld its earnings and revenue forecast for 2021. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks.

Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Charter Communications Inc. and Applied Materials Inc. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Charter Communications, a cable TV systems operator, rose after the company reported better-than-expected earnings and growth in subscribers for the third quarter of 2020. Shares of Applied Materials, a semiconductor manufacturing equipment maker, rose after the company reported record revenue growth for its fiscal fourth quarter and issued a better-than-expected forecast for revenue and earnings for its fiscal first quarter.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.9
3.	Amazon.com, Inc.	4.7
4.	S&P 500 Index 3/31/2021 at USD 3,550.00, European Style	2.2
5.	Alphabet, Inc., Class A	2.0
6.	Facebook, Inc., Class A	1.9
7.	Alphabet, Inc., Class C	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	Tesla, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.6%
Consumer Discretionary	12.7
Health Care	12.5
Communication Services	10.2
Financials	9.9
Industrials	7.4
Consumer Staples	5.3
Utilities	2.6
Materials	2.4
Put Options Purchased	2.2
Energy	2.2
Real Estate	1.6
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		4.13%	7.77%	8.20%	7.10%
Without Sales Charge		9.89	13.77	9.37	7.92
CLASS C SHARES	December 13, 2013
With CDSC***		8.62	12.22	8.83	7.39
Without CDSC		9.62	13.22	8.83	7.39
CLASS I SHARES	December 13, 2013	10.04	14.10	9.65	8.20
CLASS R5 SHARES	December 13, 2013	10.10	14.23	9.83	8.38
CLASS R6 SHARES	December 13, 2013	10.15	14.34	9.91	8.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from December 13, 2013 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.15%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$249,822

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the communication services and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in eBay Inc. and Electronic Arts Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of eBay, a provider of online marketplaces, fell amid investor expectations that its business will not benefit from a potential reopening of the economy in 2021. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed the broader market following a run-up in its stock price early in the period.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Qualcomm Inc. and Lam Research Corp., and its underweight position in AT&T Inc. Shares of Qualcomm, a provider of wireless device technology, rose amid increased demand for the company’s products with the implementation of 5G networks. Shares of Lam Research, a manufacturer of semiconductor manufacturing equipment, rose amid continued demand for semiconductors and investor expectations that improved U.S.-China relations would head off a potential U.S. ban on doing business with China’s largest semiconductor company, Semiconductor Manufacturing International Corp. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that seeks to capitalize on market inefficiencies. The Fund’s portfolio managers sought companies that they believed had attractive valuations, high quality characteristics and strong momentum. The Fund’s positioning was a result of that process

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Verizon Communications, Inc.	2.6%
2.	Bank of America Corp.	2.4
3.	Medtronic plc	2.4
4.	Citigroup, Inc.	2.2
5.	Anthem, Inc.	1.9
6.	AbbVie, Inc.	1.8
7.	CSX Corp.	1.7
8.	Altria Group, Inc.	1.6
9.	Alphabet, Inc., Class C	1.6
10.	Berkshire Hathaway, Inc., Class B	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.3%
Health Care	14.3
Industrials	12.8
Information Technology	10.5
Communication Services	9.7
Consumer Staples	7.3
Consumer Discretionary	7.3
Utilities	5.1
Materials	5.1
Energy	4.5
Real Estate	3.5
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.70%	(4.00)%	7.04%	8.97%
Without Sales Charge		21.04	1.32	8.20	9.56
CLASS C SHARES	February 19, 2005
With CDSC***		19.70	(0.19)	7.66	9.13
Without CDSC		20.70	0.81	7.66	9.13
CLASS I SHARES	February 28, 2003	21.15	1.54	8.42	9.76
CLASS R2 SHARES	November 3, 2008	20.83	1.04	7.91	9.27
CLASS R5 SHARES	May 15, 2006	21.23	1.71	8.61	9.96
CLASS R6 SHARES	November 30, 2010	21.35	1.81	8.70	10.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund and the Russell 1000 Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	29.63%
Russell 1000 Growth Index	26.12%

Net Assets as of 12/31/2020 (In Thousands)	$32,290,926

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc. and Microsoft Corp., and its out-of-Benchmark position in Snap Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Microsoft, a technology conglomerate, rose amid general investor demand for the largest cap stocks as well as the company’s better-than-expected earnings and revenue for its fiscal first quarter. Shares of Snap, an online camera platform and social media provider, rose after the company reported better-than-expected earnings, revenue and user growth for the third quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceutical Inc. and DexCom Inc., and its underweight position in Apple Inc. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against Covid-19 reduced demand for alternative therapies for the virus. Shares of DexCom, a medical device manufacturer, fell during the period following a run-up in the stock price in the first half of 2020. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	4.7
3.	Amazon.com, Inc.	4.6
4.	Tesla, Inc.	4.6
5.	PayPal Holdings, Inc.	3.6
6.	Facebook, Inc., Class A	3.0
7.	Snap, Inc., Class A	2.3
8.	Chipotle Mexican Grill, Inc.	2.1
9.	QUALCOMM, Inc.	1.9
10.	Seagen, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.1%
Consumer Discretionary	19.9
Communication Services	12.4
Health Care	12.1
Financials	6.0
Industrials	4.6
Consumer Staples	2.9
Materials	1.8
Real Estate	0.7
Short-Term Investments	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		22.66%	47.47%	22.49%	17.44%
Without Sales Charge		29.45	55.62	23.82	18.08
CLASS C SHARES	November 4, 1997
With CDSC***		28.15	53.90	23.20	17.61
Without CDSC		29.15	54.90	23.20	17.61
CLASS I SHARES	February 28, 1992	29.63	56.04	24.09	18.31
CLASS R2 SHARES	November 3, 2008	29.30	55.24	23.50	17.78
CLASS R3 SHARES	September 9, 2016	29.45	55.62	23.78	18.05
CLASS R4 SHARES	September 9, 2016	29.63	56.01	24.08	18.31
CLASS R5 SHARES	April 14, 2009	29.72	56.28	24.29	18.53
CLASS R6 SHARES	November 30, 2010	29.77	56.42	24.42	18.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	33.65%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$1,702,750

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the financials sector and its underweight position in the communication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Foods Holding Corp., ON Semiconductor Corp. and General Motors Co. Shares of U.S. Foods Holding, a foodservice distributor, rose during the period after the company reported a narrower-than-expected loss for the second quarter of 2020 and amid investor appetite for shares of select companies that were sold off in the first half of the year. Shares of ON Semiconductor, a semiconductor manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2020 and raised its earnings forecast for the fourth quarter of 2020. Shares of General Motors, an automobile manufacturer, rose amid increased demand for cars and trucks in the second half of 2020 and investor expectations for sales growth in 2021 due to the potential reopening of the economy.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FMC Corp. and Wells Fargo & Co.

Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FMC, a diversified chemicals manufacturer, underperformed the broader market during the period after a run-up in the share price during the first half of the year. Shares of Wells Fargo, a banking and financial services company, underperformed the broader market after it reported lower-than-expected earnings for the third quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	US Foods Holding Corp.	3.9%
2.	Citigroup, Inc.	3.8
3.	Comcast Corp., Class A	3.6
4.	Wells Fargo & Co.	3.5
5.	General Motors Co.	3.1
6.	Cigna Corp.	2.7
7.	ON Semiconductor Corp.	2.6
8.	Bank of America Corp.	2.5
9.	Lamb Weston Holdings, Inc.	2.3
10.	Freeport-McMoRan, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.4%
Industrials	14.6
Health Care	13.3
Consumer Discretionary	11.9
Materials	9.9
Information Technology	7.3
Consumer Staples	7.1
Energy	5 .9
Real Estate	5.2
Communication Services	4.2
Utilities	0.2
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		26.54%	4.46%	9.98%	10.45%
Without Sales Charge		33.51	10.26	11.16	11.04
CLASS C SHARES	March 22, 1999
With CDSC***		32.13	8.73	10.60	10.59
Without CDSC		33.13	9.73	10.60	10.59
CLASS I SHARES	March 1, 1991	33.65	10.56	11.40	11.24
CLASS R2 SHARES	November 3, 2008	33.25	9.96	10.86	10.74
CLASS R3 SHARES	October 1, 2018	33.51	10.28	11.17	11.05
CLASS R4 SHARES	October 1, 2018	33.68	10.59	11.41	11.25
CLASS R5 SHARES	May 15, 2006	33.79	10.75	11.58	11.45
CLASS R6 SHARES	November 30, 2010	33.86	10.81	11.68	11.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2010 to December 31, 2020 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge asso-

ciated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	24.60%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$18,666,776

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s overweight position and security selection in the semiconductors & hardware sector and its security selection in the auto & transportation sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and the media sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. and its underweight position in Intel Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Taiwan Semiconductor Manufacturing rose amid monthly growth in revenue and the company’s upbeat earnings forecast. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources.

Leading individual detractors from relative performance included the Fund’s overweight positions in Northrop Grumman Corp. and O’Reilly Automotive Inc. and its underweight position in Walt Disney Co. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump — subsequently overridden by the U.S. Congress — and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of O’Reilly Automotive, a retailer of automotive parts and tools, underperformed the broader markets following a run-up in the stock price early in the period. Shares of Walt Disney, an entertainment conglomerate not held in the Fund, rose amid increased consumer demand for its online streaming entertainment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Amazon.com, Inc.	5.8
3.	Apple, Inc.	5.1
4.	Alphabet, Inc., Class A	4.8
5.	Mastercard, Inc., Class A	4.5
6.	Eaton Corp. plc	2.9
7.	Norfolk Southern Corp.	2.9
8.	NextEra Energy, Inc.	2.6
9.	Truist Financial Corp.	2.6
10.	Coca-Cola Co. (The)	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.1%
Consumer Discretionary	13.4
Health Care	11.6
Financials	10.3
Industrials	8.8
Communication Services	8.3
Utilities	4.9
Consumer Staples	4.5
Materials	3.1
Real Estate	2.4
Others (each less than 1.0%)	0.4
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		17.78%	19.45%	14.55%	13.33%
Without Sales Charge		24.31	26.08	15.78	13.95
CLASS C SHARES	September 10, 2001
With CDSC***		23.04	24.45	15.19	13.49
Without CDSC		24.04	25.45	15.19	13.49
CLASS I SHARES	September 10, 2001	24.56	26.41	16.04	14.19
CLASS L SHARES	September 17, 1993	24.60	26.54	16.21	14.35
CLASS R2 SHARES	November 3, 2008	24.17	25.79	15.47	13.66
CLASS R3 SHARES	September 9, 2016	24.41	26.11	15.77	13.94
CLASS R4 SHARES	September 9, 2016	24.53	26.46	16.04	14.19
CLASS R5 SHARES	May 15, 2006	24.58	26.61	16.23	14.39
CLASS R6 SHARES	November 30, 2010	24.72	26.74	16.33	14.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.24%
Russell 1000 Growth Index	26.12%

Net Assets as of 12/31/2020 (In Thousands)	$1,287,423

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials sector and its underweight position in the utilities sector were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in eBay Inc., Sprouts Farmers Market Inc. and VMware Inc. Shares of eBay, a provider of online marketplaces, fell amid investor expectations that its business will not benefit from a potential reopening of the economy in 2021. Shares of Sprouts Farmers Market, a supermarket chain, fell after the company reported lower-than-expected revenue for the third quarter of 2020. Shares of VMware, a provider of cloud-based software, fell after a run-up in the stock price early in the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lam Research Inc. and HubSpot Inc. and its underweight position in Home Depot Inc. Shares of Lam Research, a manufacturer of semiconductor manufacturing equipment, rose amid continued demand for semiconductors and investor expectations that improved U.S.-China relations would head off a potential U.S. ban on doing business with China’s largest semiconductor company, Semiconductor Manufacturing International Corp. Shares of HubSpot, a provider of a cloud-based marketing and customer service platform for businesses, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 and raised its earnings forecast for the fourth quarter and full year 2020. Shares of Home Depot, a home improvement retail chain not held in the Fund, underperformed the broader market following a run-up in the stock price in the first half of 2020.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that sought to capitalize on market inefficiencies. The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.9%
2.	Microsoft Corp.	8.3
3.	Amazon.com, Inc.	6.5
4.	Facebook, Inc., Class A	4.0
5.	Mastercard, Inc., Class A	3.4
6.	Tesla, Inc.	2.7
7.	AbbVie, Inc.	2.3
8.	Adobe, Inc.	2.2
9.	Lam Research Corp.	2.2
10.	Alphabet, Inc., Class A	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	45.4%
Consumer Discretionary	15.1
Health Care	13.8
Communication Services	11.1
Industrials	4.3
Consumer Staples	3.5
Real Estate	1.4
Financials	1.3
Materials	1.1
Energy	0.5
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.72%	20.73%	15.73%	14.42%
Without Sales Charge		21.07	27.43	16.99	15.04
CLASS C SHARES	February 19, 2005
With CDSC***		19.76	25.80	16.41	14.59
Without CDSC		20.76	26.80	16.41	14.59
CLASS I SHARES	February 28, 2003	21.24	27.78	17.28	15.33
CLASS R2 SHARES	November 3, 2008	20.92	27.13	16.70	14.76
CLASS R5 SHARES	May 15, 2006	21.33	27.96	17.48	15.55
CLASS R6 SHARES	November 2, 2015	21.39	28.10	17.58	15.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	24.41%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$3,032,269

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in both the semiconductors & hardware sector and the telecommunications sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Intel Corp. and Cisco Systems Inc., and its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Cisco Systems, a provider of networking technology, fell after the company issued a lower-than-expected forecast in August 2020, and amid investor concerns that regulators in China would delay approval for the company’s planned acquisition of Acacia Communications Inc. Shares of Taiwan Semiconductor Manufacturing rose amid monthly growth in revenue and the company’s upbeat earnings forecast.

Leading individual detractors from relative performance included the Fund’s short position in Walt Disney Co. and its long positions in Northrop Grumman Corp. and O’Reilly Automotive Inc. Shares of Walt Disney, an entertainment conglomerate not held in the Fund, rose amid increased consumer demand for its online streaming entertainment. Shares of Northrop Grumman, an aerospace and defense manufacturer, fell amid the December 23, 2020 veto of the 2021 U.S. military budget act by President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of O’Reilly Automotive, a retailer of automotive parts and tools, underperformed the broader market following a run-up in the stock price early in the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 126% to 26%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	5.2%
2.	Amazon.com, Inc.	4.7
3.	Apple, Inc.	4.0
4.	Alphabet, Inc., Class A	2.5
5.	Mastercard, Inc., Class A	2.3
6.	NXP Semiconductors NV (Netherlands)	1.8
7.	Analog Devices, Inc.	1.7
8.	Facebook, Inc., Class A	1.6
9.	PayPal Holdings, Inc.	1.6
10.	Norfolk Southern Corp.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	ViacomCBS, Inc.	2.9%
2.	Take-Two Interactive Software, Inc.	2.6
3.	Spotify Technology SA	2.4
4.	General Electric Co.	2.2
5.	Clorox Co. (The)	2.1
6.	Kroger Co. (The)	2.0
7.	Enbridge, Inc. (Canada)	2.0
8.	Acuity Brands, Inc.	1.8
9.	Walgreens Boots Alliance, Inc.	1.6
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	28.6%
Consumer Discretionary	13.3
Health Care	12.4
Industrials	11.0
Communication Services	10.3
Financials	7.3
Consumer Staples	4.1
Materials	3.7
Real Estate	3.1
Energy	3.1
Utilities	2.7
Short-Term Investments	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	15.9%
Information Technology	15.8
Communication Services	14.7
Consumer Staples	9.2
Health Care	8.4
Energy	8.0
Financials	6.7
Materials	6.5
Real Estate	6.3
Consumer Discretionary	5.0
Utilities	3.5

*	Percentages indicated are based on total long investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		17.70%	19.22%	13.65%	12.74%
Without Sales Charge		24.22	25.80	14.88	13.35
CLASS C SHARES	November 1, 2005
With CDSC***		22.92	24.19	14.31	12.90
Without CDSC		23.92	25.19	14.31	12.90
CLASS I SHARES	November 1, 2005	24.41	26.17	15.17	13.64
CLASS R2 SHARES	November 3, 2008	23.99	25.37	14.53	13.03
CLASS R5 SHARES	May 15, 2006	24.41	26.21	15.29	13.81
CLASS R6 SHARES	November 1, 2017	24.48	26.33	15.36	13.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	22.76%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$4,928,062

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the six months ended December 31, 2020. The Fund’s security selection in the telecommunications and technology sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical and media sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Charter Communications Inc. and Applied Materials Inc. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Charter Communications, a cable TV systems operator, rose after the company reported better-than-expected earnings and growth in subscribers for the third quarter of 2020. Shares of Applied Materials, a semiconductor manufacturing equipment maker, rose after the company reported record revenue growth for its fiscal fourth quarter and issued a better-than-expected forecast for revenue and earnings for its fiscal first quarter.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FedEx Corp. and Microsoft Corp. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FedEx, a package and freight delivery company, fell late in the period amid higher costs and after the company withheld its earnings and revenue forecast for 2021. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.0%
2.	Microsoft Corp.	6.3
3.	Amazon.com, Inc.	5.0
4.	Alphabet, Inc., Class A	2.1
5.	Facebook, Inc., Class A	2.0
6.	Alphabet, Inc., Class C	1.7
7.	Mastercard, Inc., Class A	1.7
8.	Berkshire Hathaway, Inc., Class B	1.6
9.	Tesla, Inc.	1.6
10.	PayPal Holdings, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.2%
Consumer Discretionary	13.5
Health Care	13.3
Communication Services	10.8
Financials	10.6
Industrials	7.9
Consumer Staples	5.7
Utilities	2.8
Materials	2.6
Energy	2.3
Real Estate	1.7
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020 The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		16.20%	14.03%	13.29%	12.64%
Without Sales Charge		22.64	20.37	14.51	13.25
CLASS I SHARES	September 10, 2001	22.76	20.67	14.79	13.53
CLASS R6 SHARES	March 24, 2003	22.85	20.78	14.94	13.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.68%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$75,330

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Cisco Systems Inc. and Home Depot Inc. Shares of Apple, an information technology conglomerate not held by the Fund, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Cisco Systems, a provider of networking technology, fell after the company issued a lower-than-expected forecast in August 2020 as well as investor concerns that regulators in China would delay approval for the company’s planned acquisition of Acacia Communications Inc. Shares of Home Depot, a home improvement retail chain, underperformed the broader market following a run-up in the stock price in the first half of 2020.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Walt Disney Co., Aptiv PLC and Deere & Co. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Share of Aptiv, an automotive components manufacturer based in Ireland, rose amid investor expectations that the company would benefit from increased government support for the development of electric vehicles in the U.S. and Europe. Shares of Deere, a manufacturer of farming and industrials vehicles and equipment, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter and issued an upbeat earnings forecast.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	8.2%
2.	Walt Disney Co. (The)	4.5
3.	Mastercard, Inc., Class A	3.7
4.	Verizon Communications, Inc.	3.1
5.	Citigroup, Inc.	2.9
6.	Texas Instruments, Inc.	2.8
7.	Home Depot, Inc. (The)	2.6
8.	Procter & Gamble Co. (The)	2.5
9.	Lam Research Corp.	2.4
10.	Bank of America Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.9%
Health Care	13.9
Industrials	11.0
Financials	11.0
Communication Services	9.6
Consumer Discretionary	9.2
Consumer Staples	4.6
Real Estate	4.2
Utilities	1.8
Materials	1.6
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.21%	13.16%	13.07%	12.90%
Without Sales Charge		20.55	19.43	14.30	13.51
CLASS C SHARES	February 19, 2005
With CDSC***		19.23	17.84	13.73	13.05
Without CDSC		20.23	18.84	13.73	13.05
CLASS I SHARES	February 28, 2003	20.68	19.74	14.59	13.79
CLASS R6 SHARES	September 30, 2020	20.70	19.76	14.59	13.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	22.00%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$1,118,969

INVESTMENT OBJECTIVE**

The U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its overweight position and security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Northrop Grumman Corp., AutoZone Inc. and General Dynamics Corp. Shares of Northrop Grumman and General Dynamics, both aerospace and defense manufacturers, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of AutoZone, an automotive parts retailer, underperformed the broader market after the company reported lower-than-expected sales for its fiscal first quarter.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Apple Inc. and its underweight positions in Intel Corp. and AT&T Inc. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would produce their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BlackRock, Inc.	2.5%
2.	Citigroup, Inc.	2.2
3.	Wells Fargo & Co.	2.0
4.	Berkshire Hathaway, Inc., Class B	2.0
5.	Bank of America Corp.	2.0
6.	Comcast Corp., Class A	2.0
7.	Alphabet, Inc., Class C	1.9
8.	Texas Instruments, Inc.	1.9
9.	Bristol-Myers Squibb Co.	1.9
10.	Analog Devices, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Health Care	14.4
Industrials	14.1
Information Technology	9.3
Consumer Discretionary	8.9
Communication Services	6.3
Consumer Staples	5.1
Energy	4.0
Utilities	3.7
Materials	3.5
Real Estate	1.1
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		15.59%	(1.18)%	9.40%	10.85%
Without Sales Charge		22.00	4.29	10.59	11.44
CLASS C SHARES	January 2, 1998
With CDSC***		20.68	2.76	10.04	11.00
Without CDSC		21.68	3.76	10.04	11.00
CLASS I SHARES	January 25, 1996	22.14	4.54	10.86	11.73
CLASS R2 SHARES	November 2, 2015	21.82	4.01	10.31	11.30
CLASS R3 SHARES	July 31, 2017	22.01	4.29	10.60	11.45
CLASS R4 SHARES	July 31, 2017	22.16	4.54	10.86	11.73
CLASS R5 SHARES	November 2, 2015	22.24	4.70	11.05	11.83
CLASS R6 SHARES	November 2, 2015	22.31	4.80	11.14	11.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%

Aerospace & Defense — 1.6%

Raytheon Technologies Corp.	24	1,718

Automobiles — 2.1%

Tesla, Inc. *	3	2,257

Banks — 3.4%

Bank of America Corp.	121	3,658

Biotechnology — 6.4%

AbbVie, Inc.	33	3,550

Amgen, Inc.	9	1,998

Regeneron Pharmaceuticals, Inc. *	2	1,190

		6,738

Capital Markets — 5.8%

Charles Schwab Corp. (The)	67	3,531

S&P Global, Inc.	4	1,344

T. Rowe Price Group, Inc.	8	1,284

		6,159

Construction Materials — 2.5%

Martin Marietta Materials, Inc.	9	2,618

Consumer Finance — 3.5%

Capital One Financial Corp.	38	3,735

Containers & Packaging — 2.4%

Ball Corp.	10	977

Packaging Corp. of America	11	1,523

		2,500

Diversified Financial Services — 3.6%

Berkshire Hathaway, Inc., Class B *	17	3,856

Electric Utilities — 1.7%

Xcel Energy, Inc.	27	1,769

Electronic Equipment, Instruments & Components — 1.5%

Zebra Technologies Corp., Class A *	4	1,552

Equity Real Estate Investment Trusts (REITs) — 3.7%

Federal Realty Investment Trust	20	1,668

Public Storage	10	2,218

		3,886

Health Care Equipment & Supplies — 3.0%

DexCom, Inc. *	3	1,195

Intuitive Surgical, Inc. *	2	1,951

		3,146

Health Care Providers & Services — 3.1%

UnitedHealth Group, Inc.	9	3,247

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 1.7%

Procter & Gamble Co. (The)	13	1,784

Insurance — 4.3%

Loews Corp.	102	4,610

Interactive Media & Services — 2.7%

Alphabet, Inc., Class C *	2	2,873

Internet & Direct Marketing Retail — 6.5%

Amazon.com, Inc. *	2	5,381

Booking Holdings, Inc. *	1	1,461

		6,842

IT Services — 6.6%

Global Payments, Inc.	7	1,583

Mastercard, Inc., Class A	8	2,966

PayPal Holdings, Inc. *	10	2,416

		6,965

Machinery — 1.8%

Stanley Black & Decker, Inc.	11	1,907

Media — 1.7%

DISH Network Corp., Class A *	57	1,835

Oil, Gas & Consumable Fuels — 3.5%

Kinder Morgan, Inc.	141	1,930

Marathon Petroleum Corp.	44	1,826

		3,756

Semiconductors & Semiconductor Equipment — 4.8%

Advanced Micro Devices, Inc. *	23	2,093

QUALCOMM, Inc.	20	2,990

		5,083

Software — 7.7%

Microsoft Corp.	27	5,985

Synopsys, Inc. *	8	2,155

		8,140

Specialty Retail — 5.5%

AutoZone, Inc. *	3	2,975

Home Depot, Inc. (The)	11	2,878

		5,853

Technology Hardware, Storage & Peripherals — 5.8%

Apple, Inc.	46	6,123

Total Common Stocks (Cost $61,259)		102,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $3,350)	3,348	3,350

Total Investments — 100.1% (Cost $64,609)		105,960
Liabilities in Excess of Other Assets — (0.1)%		(115)

NET ASSETS — 100.0%		105,845

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%

Aerospace & Defense — 3.6%

General Dynamics Corp.	3,025	450,235

Northrop Grumman Corp.	884	269,285

Raytheon Technologies Corp.	8,399	600,586

		1,320,106

Banks — 6.9%

Bank of America Corp.	25,389	769,555

Citigroup, Inc.	4,250	262,045

PNC Financial Services Group, Inc. (The)	5,193	773,701

Truist Financial Corp.	7,405	354,901

US Bancorp	7,881	367,159

		2,527,361

Beverages — 2.1%

Coca-Cola Co. (The)	5,980	327,938

PepsiCo, Inc.	2,982	442,202

		770,140

Biotechnology — 0.5%

Amgen, Inc.	846	194,522

Building Products — 0.6%

Trane Technologies plc	1,369	198,730

Capital Markets — 8.6%

BlackRock, Inc.	1,224	883,371

Charles Schwab Corp. (The)	7,144	378,923

CME Group, Inc.	4,102	746,705

Morgan Stanley	9,038	619,386

Northern Trust Corp.	1,769	164,799

T. Rowe Price Group, Inc.	2,273	344,133

		3,137,317

Chemicals — 2.8%

Air Products and Chemicals, Inc.	1,682	459,546

PPG Industries, Inc.	3,983	574,375

		1,033,921

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	3,061	294,736

Consumer Finance — 2.0%

American Express Co.	4,498	543,849

Capital One Financial Corp.	1,830	180,901

		724,750

Diversified Telecommunication Services — 1.6%

Verizon Communications, Inc.	9,820	576,945

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.5%

Entergy Corp.	1,800	179,665

NextEra Energy, Inc.	8,882	685,221

Xcel Energy, Inc.	5,897	393,142

		1,258,028

Electrical Equipment — 1.7%

Eaton Corp. plc	5,207	625,556

Equity Real Estate Investment Trusts (REITs) — 2.2%

Alexandria Real Estate Equities, Inc.	723	128,908

AvalonBay Communities, Inc.	1,317	211,345

Boston Properties, Inc.	991	93,635

Prologis, Inc.	1,545	154,005

Realty Income Corp.	916	56,938

Ventas, Inc.	2,159	105,890

Vornado Realty Trust	964	36,005

		786,726

Food & Staples Retailing — 2.8%

Sysco Corp.	7,204	534,950

Walmart, Inc.	3,322	478,880

		1,013,830

Food Products — 1.5%

Mondelez International, Inc., Class A	9,130	533,805

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	699	76,531

Becton Dickinson and Co.	1,376	344,406

Medtronic plc	6,072	711,287

		1,132,224

Health Care Providers & Services — 3.6%

AmerisourceBergen Corp.	3,002	293,475

CVS Health Corp.	4,642	317,057

UnitedHealth Group, Inc.	2,014	706,398

		1,316,930

Hotels, Restaurants & Leisure — 2.2%

McDonald’s Corp.	2,455	526,758

Starbucks Corp.	2,587	276,771

		803,529

Household Products — 1.1%

Procter & Gamble Co. (The)	2,867	398,908

Industrial Conglomerates — 0.8%

Honeywell International, Inc.	1,434	304,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.5%

Arthur J Gallagher & Co.	2,301	284,599

Chubb Ltd.	2,574	396,130

Hartford Financial Services Group, Inc. (The)	5,625	275,531

Marsh & McLennan Cos., Inc.	1,039	121,542

MetLife, Inc.	5,912	277,591

Progressive Corp. (The)	2,874	284,192

		1,639,585

IT Services — 3.5%

Accenture plc, Class A	910	237,719

Automatic Data Processing, Inc.	1,733	305,322

Fidelity National Information Services, Inc.	3,096	438,029

International Business Machines Corp.	2,420	304,630

		1,285,700

Leisure Products — 0.8%

Hasbro, Inc.	2,981	278,834

Machinery — 6.0%

Deere & Co.	1,665	447,871

Dover Corp.	5,500	694,330

Otis Worldwide Corp.	1,470	99,289

Parker-Hannifin Corp.	2,258	614,967

Stanley Black & Decker, Inc.	1,753	312,998

		2,169,455

Media — 2.6%

Comcast Corp., Class A	18,083	947,575

Multi-Utilities — 1.4%

CMS Energy Corp.	4,947	301,789

Public Service Enterprise Group, Inc.	3,654	213,018

		514,807

Oil, Gas & Consumable Fuels — 3.9%

Chevron Corp.	5,887	497,119

ConocoPhillips	14,369	574,632

EOG Resources, Inc.	4,741	236,428

Valero Energy Corp.	2,025	114,572

		1,422,751

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	12,394	768,807

Eli Lilly and Co.	2,783	469,899

Johnson & Johnson	5,061	796,479

Merck & Co., Inc.	3,411	278,991

Pfizer, Inc.	5,794	213,294

		2,527,470

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.5%

Norfolk Southern Corp.	2,218	526,920

Semiconductors & Semiconductor Equipment — 4.4%

Analog Devices, Inc.	5,613	829,160

Texas Instruments, Inc.	4,792	786,479

		1,615,639

Software — 1.5%

Microsoft Corp.	2,384	530,172

Specialty Retail — 3.9%

Best Buy Co., Inc.	3,530	352,213

Home Depot, Inc. (The)	2,340	621,553

TJX Cos., Inc. (The)	6,684	456,440

		1,430,206

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	2,079	275,889

Textiles, Apparel & Luxury Goods — 0.6%

VF Corp.	2,425	207,121

Tobacco — 2.6%

Altria Group, Inc.	6,392	262,087

Philip Morris International, Inc.	8,457	700,129

		962,216

Total Common Stocks (Cost $26,001,247)		35,287,402

Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $1,067,536)	1,067,055	1,067,589

Total Investments — 99.9% (Cost $27,068,783)		36,354,991
Other Assets Less Liabilities — 0.1%		49,913

NET ASSETS — 100.0%		36,404,904

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.4%

Aerospace & Defense — 0.9%

Northrop Grumman Corp.	9	2,709

Air Freight & Logistics — 0.6%

United Parcel Service, Inc., Class B	9	1,575

Banks — 0.5%

US Bancorp	29	1,368

Beverages — 2.8%

Coca-Cola Co. (The)	55	2,993

Constellation Brands, Inc., Class A	6	1,335

PepsiCo, Inc.	25	3,712

		8,040

Biotechnology — 3.1%

AbbVie, Inc.	37	3,923

Alexion Pharmaceuticals, Inc. *	17	2,647

Regeneron Pharmaceuticals, Inc. *	2	1,202

Vertex Pharmaceuticals, Inc. *	5	1,217

		8,989

Building Products — 1.3%

Trane Technologies plc	25	3,589

Capital Markets — 2.6%

BlackRock, Inc.	3	1,886

Intercontinental Exchange, Inc.	34	3,894

S&P Global, Inc.	5	1,667

		7,447

Chemicals — 1.5%

Linde plc (United Kingdom)	13	3,509

PPG Industries, Inc.	6	823

		4,332

Commercial Services & Supplies — 0.6%

Waste Management, Inc.	14	1,707

Containers & Packaging — 1.0%

Silgan Holdings, Inc.	78	2,877

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc., Class B *	15	3,554

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	52	3,057

Electric Utilities — 2.6%

NextEra Energy, Inc.	52	4,037

Xcel Energy, Inc.	51	3,426

		7,463

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 0.7%

Eaton Corp. plc	17	2,053

Entertainment — 0.9%

Netflix, Inc. *	5	2,581

Equity Real Estate Investment Trusts (REITs) — 2.3%

Equinix, Inc.	3	2,260

Prologis, Inc.	18	1,754

Public Storage	6	1,366

Sun Communities, Inc.	8	1,166

		6,546

Food & Staples Retailing — 2.4%

Costco Wholesale Corp.	10	3,755

Kroger Co. (The)	30	949

Walmart, Inc.	14	2,069

		6,773

Food Products — 2.5%

Conagra Brands, Inc.	34	1,220

General Mills, Inc.	20	1,167

Hershey Co. (The)	8	1,157

Mondelez International, Inc., Class A	63	3,676

		7,220

Health Care Equipment & Supplies — 0.5%

Medtronic plc	13	1,546

Health Care Providers & Services — 0.5%

UnitedHealth Group, Inc.	4	1,470

Hotels, Restaurants & Leisure — 0.3%

McDonald’s Corp.	4	829

Household Products — 2.3%

Kimberly-Clark Corp.	22	2,909

Procter & Gamble Co. (The)	27	3,758

		6,667

Industrial Conglomerates — 1.5%

Honeywell International, Inc.	20	4,199

Insurance — 4.7%

Allstate Corp. (The)	34	3,696

Chubb Ltd.	21	3,201

Marsh & McLennan Cos., Inc.	20	2,333

Progressive Corp. (The)	39	3,874

RenaissanceRe Holdings Ltd. (Bermuda)	3	510

		13,614

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	2	4,266

Facebook, Inc., Class A *	8	2,171

		6,437

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc. *	1	4,156

IT Services — 7.0%

Accenture plc, Class A	17	4,514

Automatic Data Processing, Inc.	5	825

Booz Allen Hamilton Holding Corp.	34	2,955

Leidos Holdings, Inc.	32	3,312

Mastercard, Inc., Class A	11	3,896

PayPal Holdings, Inc. *	8	1,788

Visa, Inc., Class A	12	2,686

		19,976

Life Sciences Tools & Services — 1.6%

PerkinElmer, Inc.	9	1,258

Thermo Fisher Scientific, Inc.	7	3,430

		4,688

Machinery — 1.6%

Cummins, Inc.	7	1,652

Deere & Co.	4	951

PACCAR, Inc.	24	2,073

		4,676

Media — 2.6%

Charter Communications, Inc., Class A *	6	3,981

Comcast Corp., Class A	69	3,619

		7,600

Multiline Retail — 2.3%

Dollar General Corp.	5	1,137

Dollar Tree, Inc. *	11	1,232

Target Corp.	23	4,124

		6,493

Multi-Utilities — 4.6%

Ameren Corp.	43	3,336

CMS Energy Corp.	52	3,166

Public Service Enterprise Group, Inc.	62	3,594

Sempra Energy	18	2,309

WEC Energy Group, Inc.	10	921

		13,326

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.4%

TC Energy Corp. (Canada)	28	1,149

Pharmaceuticals — 5.1%

Bristol-Myers Squibb Co.	57	3,530

Eli Lilly and Co.	24	4,049

Johnson & Johnson	22	3,475

Merck & Co., Inc.	43	3,486

		14,540

Road & Rail — 2.3%

Norfolk Southern Corp.	9	2,174

Old Dominion Freight Line, Inc.	17	3,327

Union Pacific Corp.	5	1,017

		6,518

Semiconductors & Semiconductor Equipment — 0.9%

Analog Devices, Inc.	17	2,537

Software — 3.6%

Intuit, Inc.	11	4,047

Microsoft Corp.	19	4,291

salesforce.com, Inc. *	9	2,044

		10,382

Specialty Retail — 3.1%

AutoZone, Inc. *	3	3,758

Home Depot, Inc. (The)	8	1,997

Lowe’s Cos., Inc.	11	1,699

TJX Cos., Inc. (The)	22	1,531

		8,985

Technology Hardware, Storage & Peripherals — 1.8%

Apple, Inc.	29	3,830

Seagate Technology plc	21	1,275

		5,105

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	17	2,407

Tobacco — 1.3%

Altria Group, Inc.	40	1,623

Philip Morris International, Inc.	26	2,135

		3,758

Wireless Telecommunication Services — 1.3%

T-Mobile US, Inc. *	28	3,767

Total Common Stocks (Cost $199,065)		236,705

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 15.8%

Barclays Bank plc, ELN, 53.15%, 1/8/2021, (linked to S&P 500 Index) (a)	2	8,218

BMO Capital Markets Corp., ELN, 55.06%, 1/15/2021, (linked to S&P 500 Index) (a)	2	8,517

BNP Paribas, ELN, 62.53%, 1/29/2021, (linked to S&P 500 Index) (a)	2	8,785

Royal Bank of Canada, ELN, 62.43%, 2/5/2021, (linked to S&P 500 Index) (a)	3	9,627

Toronto-Dominion Bank (The), ELN, 55.50%, 1/22/2021, (linked to S&P 500 Index) (a)	3	10,205

Total Equity-Linked Notes (Cost $45,596)		45,352

	SHARES (000)
Exchange-Traded Funds — 0.2%

International Equity — 0.2%

iShares MSCI USA Min Vol Factor ETF (Cost $510)	8	512

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $1,271)	1,271	1,271

Total Investments — 98.8% (Cost $246,442)		283,840
Other Assets Less Liabilities — 1.2%		3,372

NET ASSETS — 100.0%		287,212

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 1.0%

General Dynamics Corp. (a)	152	22,559

Northrop Grumman Corp.	163	49,755

Raytheon Technologies Corp.	1,022	73,092

		145,406

Air Freight & Logistics — 0.5%

FedEx Corp.	300	77,801

Airlines — 0.3%

Delta Air Lines, Inc.	434	17,467

Southwest Airlines Co.	563	26,245

		43,712

Auto Components — 0.2%

Magna International, Inc. (Canada)	413	29,212

Automobiles — 1.8%

General Motors Co.	798	33,237

Tesla, Inc. *	320	225,928

		259,165

Banks — 3.1%

Bank of America Corp. (a)	2,239	67,877

Citigroup, Inc.	1,499	92,454

KeyCorp (a)	3,395	55,705

Regions Financial Corp.	2,619	42,221

Truist Financial Corp.	698	33,477

US Bancorp	1,209	56,343

Wells Fargo & Co.	3,415	103,075

		451,152

Beverages — 1.3%

Coca-Cola Co. (The) (a)	2,260	123,938

Constellation Brands, Inc., Class A	313	68,617

		192,555

Biotechnology — 2.5%

AbbVie, Inc.	1,499	160,634

Alexion Pharmaceuticals, Inc. *	417	65,122

Amgen, Inc. (a)	47	10,831

Biogen, Inc. * (a)	124	30,352

Regeneron Pharmaceuticals, Inc. *	83	40,268

Vertex Pharmaceuticals, Inc. *	213	50,348

		357,555

Building Products — 0.9%

Masco Corp.	875	48,055

Trane Technologies plc	522	75,727

		123,782

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.4%

Goldman Sachs Group, Inc. (The)	293	77,385

Intercontinental Exchange, Inc.	635	73,238

MarketAxess Holdings, Inc.	35	19,863

Morgan Stanley	1,942	133,113

MSCI, Inc.	21	9,399

S&P Global, Inc.	362	119,121

State Street Corp.	706	51,391

T. Rowe Price Group, Inc.	93	14,061

		497,571

Chemicals — 1.8%

Air Products and Chemicals, Inc.	99	27,083

Celanese Corp.	160	20,756

Dow, Inc.	348	19,316

DuPont de Nemours, Inc.	562	39,980

Eastman Chemical Co.	655	65,710

Linde plc (United Kingdom)	173	45,473

LyondellBasell Industries NV, Class A	229	20,994

PPG Industries, Inc.	201	29,016

		268,328

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	48	16,948

Communications Equipment — 0.4%

Cisco Systems, Inc.	1,009	45,155

Motorola Solutions, Inc.	45	7,606

		52,761

Consumer Finance — 0.5%

Capital One Financial Corp.	704	69,595

Containers & Packaging — 0.6%

Avery Dennison Corp.	103	16,031

Crown Holdings, Inc. * (a)	257	25,753

Packaging Corp. of America	90	12,428

WestRock Co.	627	27,292

		81,504

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	179	2,847

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	993	230,277

Voya Financial, Inc.	169	9,934

		240,211

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc. (a)	1,943	114,123

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.4%

Exelon Corp.	594	25,081

NextEra Energy, Inc.	1,922	148,281

Xcel Energy, Inc. (a)	518	34,550

		207,912

Electrical Equipment — 0.6%

Eaton Corp. plc	706	84,862

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	286	34,674

Entertainment — 1.2%

Netflix, Inc. * (a)	311	167,910

Equity Real Estate Investment Trusts (REITs) — 1.7%

Camden Property Trust	324	32,422

Equinix, Inc.	91	64,905

Equity LifeStyle Properties, Inc.	188	11,936

Mid-America Apartment Communities, Inc.	202	25,621

Prologis, Inc.	679	67,719

Public Storage	44	10,052

Realty Income Corp.	97	6,004

Sun Communities, Inc.	62	9,403

UDR, Inc.	134	5,157

Ventas, Inc.	356	17,456

		250,675

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	143	53,712

Kroger Co. (The)	639	20,283

		73,995

Food Products — 0.6%

Mondelez International, Inc., Class A (a)	1,560	91,214

Health Care Equipment & Supplies — 3.0%

Abbott Laboratories	178	19,461

ABIOMED, Inc. *	20	6,605

Baxter International, Inc.	758	60,833

Becton Dickinson and Co.	131	32,815

Boston Scientific Corp. * (a)	1,605	57,695

DexCom, Inc. *	43	15,858

Edwards Lifesciences Corp. *	167	15,253

Intuitive Surgical, Inc. * (a)	31	25,096

Medtronic plc (a)	1,088	127,422

Zimmer Biomet Holdings, Inc. (a)	529	81,562

		442,600

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

Anthem, Inc. (a)	119	38,083

Centene Corp. *	148	8,860

Cigna Corp. (a)	391	81,497

McKesson Corp.	436	75,796

UnitedHealth Group, Inc. (a)	541	189,790

		394,026

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	347	38,589

Yum! Brands, Inc.	462	50,204

		88,793

Household Durables — 0.4%

Lennar Corp., Class A	752	57,289

Household Products — 1.7%

Kimberly-Clark Corp.	473	63,790

Procter & Gamble Co. (The) (a)	1,268	176,402

		240,192

Industrial Conglomerates — 1.0%

Honeywell International, Inc. (a)	658	140,013

Insurance — 1.8%

Allstate Corp. (The) (a)	699	76,817

American International Group, Inc.	397	15,015

Chubb Ltd.	325	49,957

Hartford Financial Services Group, Inc. (The)	479	23,461

Marsh & McLennan Cos., Inc.	160	18,762

MetLife, Inc.	145	6,816

Progressive Corp. (The)	736	72,778

		263,606

Interactive Media & Services — 5.8%

Alphabet, Inc., Class A * (a)	174	304,818

Alphabet, Inc., Class C * (a)	139	244,142

Facebook, Inc., Class A * (a)	1,081	295,168

		844,128

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. * (a)	219	714,179

Booking Holdings, Inc. * (a)	31	69,656

		783,835

IT Services — 6.1%

Accenture plc, Class A	618	161,458

Booz Allen Hamilton Holding Corp.	253	22,025

FleetCor Technologies, Inc. *	39	10,705

International Business Machines Corp.	434	54,683

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Leidos Holdings, Inc.	532	55,927

Mastercard, Inc., Class A (a)	680	242,816

PayPal Holdings, Inc. * (a)	861	201,668

Visa, Inc., Class A (a)	599	131,071

		880,353

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	104	38,602

PerkinElmer, Inc.	51	7,254

Thermo Fisher Scientific, Inc. (a)	352	164,052

Waters Corp. *	32	7,801

		217,709

Machinery — 2.0%

Cummins, Inc. (a)	198	45,074

Deere & Co.	274	73,668

Parker-Hannifin Corp.	259	70,636

Snap-on, Inc.	132	22,600

Stanley Black & Decker, Inc.	415	74,136

		286,114

Media — 2.3%

Altice USA, Inc., Class A *	478	18,087

Charter Communications, Inc., Class A * (a)	167	110,192

Comcast Corp., Class A (a)	2,810	147,225

Discovery, Inc., Class A *	975	29,347

Discovery, Inc., Class C *	1,129	29,561

		334,412

Metals & Mining — 0.1%

Newmont Corp.	362	21,663

Multiline Retail — 0.8%

Dollar Tree, Inc. *	319	34,509

Target Corp.	479	84,516

		119,025

Multi-Utilities — 1.3%

Ameren Corp.	501	39,127

CMS Energy Corp.	510	31,137

DTE Energy Co.	269	32,643

Public Service Enterprise Group, Inc.	601	35,031

Sempra Energy	411	52,303

		190,241

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	217	3,537

Cheniere Energy, Inc. *	277	16,644

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Chevron Corp. (a)	1,214	102,558

ConocoPhillips	581	23,242

Diamondback Energy, Inc.	392	18,975

EOG Resources, Inc. (a)	873	43,558

Kinder Morgan, Inc.	998	13,649

Phillips 66	557	38,945

Pioneer Natural Resources Co. (a)	494	56,218

Williams Cos., Inc. (The)	894	17,933

		335,259

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	180	47,937

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co. (a)	2,189	135,756

Eli Lilly and Co. (a)	788	132,982

Johnson & Johnson (a)	730	114,893

Merck & Co., Inc. (a)	1,386	113,336

Pfizer, Inc.	396	14,594

		511,561

Professional Services — 0.1%

Verisk Analytics, Inc.	74	15,461

Road & Rail — 1.3%

CSX Corp.	256	23,232

Lyft, Inc., Class A *	383	18,820

Norfolk Southern Corp. (a)	476	113,119

Union Pacific Corp.	197	40,945

		196,116

Semiconductors & Semiconductor Equipment — 5.9%

Advanced Micro Devices, Inc. * (a)	873	80,051

Analog Devices, Inc.	698	103,128

Applied Materials, Inc.	1,214	104,749

Intel Corp.	694	34,598

Lam Research Corp.	154	72,687

Microchip Technology, Inc.	220	30,409

Micron Technology, Inc. *	324	24,351

NVIDIA Corp. (a)	233	121,594

NXP Semiconductors NV (Netherlands)	454	72,224

Qorvo, Inc. *	263	43,697

QUALCOMM, Inc.	163	24,894

Texas Instruments, Inc. (a)	858	140,783

		853,165

Software — 8.2%

Fortinet, Inc. *	65	9,654

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Intuit, Inc. (a)	291	110,654

Microsoft Corp. (a)	4,059	902,865

salesforce.com, Inc. * (a)	604	134,319

Workday, Inc., Class A *	139	33,312

		1,190,804

Specialty Retail — 3.3%

AutoZone, Inc. * (a)	60	70,741

Best Buy Co., Inc. (a)	677	67,519

Home Depot, Inc. (The) (a)	494	131,274

Lowe’s Cos., Inc. (a)	853	136,913

TJX Cos., Inc. (The) (a)	974	66,531

		472,978

Technology Hardware, Storage & Peripherals — 7.3%

Apple, Inc. (a)	7,664	1,016,877

Seagate Technology plc	777	48,283

		1,065,160

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	341	32,104

NIKE, Inc., Class B	738	104,413

		136,517

Tobacco — 1.2%

Altria Group, Inc. (a)	1,839	75,400

Philip Morris International, Inc.	1,201	99,390

		174,790

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	782	105,427

Total Common Stocks (Cost $10,576,181)		14,344,644

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 2.3%

Put Options Purchased — 2.3%

Index Funds — 2.3%

S&P 500 Index 3/31/2021 at USD 3,550.00, European Style Notional Amount: USD 14,493,172 Exchange-Traded * (Cost $345,846)	38,586	337,242

	SHARES (000)
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (c) (d) (Cost $675,807)	675,807	675,807

Total Investments — 105.5% (Cost $11,597,834)		15,357,693
Liabilities in Excess of Other Assets — (5.5)%		(805,055)

NET ASSETS — 100.0%		14,552,638

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,039	03/2021	USD	194,566	452

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	38,586	USD 14,493,172	USD 3,895.00	3/31/2021	(251,774)

Written Put Options Contracts as of December 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	38,586	USD 14,493,172	USD 3,000.00	3/31/2021	(89,326)

Total Written Options Contracts (Premiums Received $334,309)						(341,100)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.4%

Raytheon Technologies Corp.	50	3,597

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	5	842

Airlines — 0.3%

Delta Air Lines, Inc.	19	744

Auto Components — 0.9%

Lear Corp.	15	2,354

Banks — 9.1%

Bank of America Corp.	200	6,071

Citigroup, Inc.	89	5,505

Citizens Financial Group, Inc.	62	2,203

Sterling Bancorp	78	1,402

Truist Financial Corp.	28	1,347

Wells Fargo & Co.	83	2,499

Western Alliance Bancorp	33	1,984

Zions Bancorp NA	39	1,699

		22,710

Biotechnology — 2.5%

AbbVie, Inc.	41	4,444

Biogen, Inc. *	5	1,151

Exelixis, Inc. *	32	632

		6,227

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	8	669

Owens Corning	28	2,098

		2,767

Capital Markets — 2.3%

Ameriprise Financial, Inc.	2	369

Bank of New York Mellon Corp. (The)	28	1,188

Goldman Sachs Group, Inc. (The)	4	1,002

Morgan Stanley	46	3,139

		5,698

Chemicals — 2.9%

Celanese Corp.	13	1,624

DuPont de Nemours, Inc.	43	3,079

Eastman Chemical Co.	8	802

Huntsman Corp.	67	1,672

		7,177

Commercial Services & Supplies — 0.4%

Republic Services, Inc.	11	1,088

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.5%

Cisco Systems, Inc.	65	2,900

Lumentum Holdings, Inc. *	10	948

		3,848

Construction & Engineering — 0.8%

AECOM *	22	1,115

MasTec, Inc. *	12	846

		1,961

Consumer Finance — 2.2%

Ally Financial, Inc.	42	1,490

Capital One Financial Corp.	10	1,018

Discover Financial Services	11	978

Synchrony Financial	59	2,041

		5,527

Containers & Packaging — 2.2%

Ardagh Group SA	50	867

Berry Global Group, Inc. *	35	1,944

Crown Holdings, Inc. *	21	2,134

Silgan Holdings, Inc.	18	668

		5,613

Diversified Consumer Services — 0.3%

H&R Block, Inc.	51	807

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	17	4,011

Voya Financial, Inc.	31	1,841

		5,852

Diversified Telecommunication Services — 2.8%

CenturyLink, Inc.	58	565

Verizon Communications, Inc.	111	6,509

		7,074

Electric Utilities — 3.7%

Entergy Corp.	15	1,538

Exelon Corp.	83	3,513

NextEra Energy, Inc.	36	2,739

Southern Co. (The)	24	1,480

		9,270

Electrical Equipment — 1.3%

Eaton Corp. plc	26	3,172

Energy Equipment & Services — 1.0%

Baker Hughes Co.	33	678

Schlumberger NV	88	1,923

		2,601

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Entertainment — 0.5%

Walt Disney Co. (The) *	6	1,123

Equity Real Estate Investment Trusts (REITs) — 3.5%

American Tower Corp.	5	1,033

Essex Property Trust, Inc.	7	1,543

Invitation Homes, Inc.	59	1,764

Kilroy Realty Corp.	16	890

Paramount Group, Inc.	154	1,392

VEREIT, Inc.	29	1,097

VICI Properties, Inc.	44	1,125

		8,844

Food & Staples Retailing — 1.3%

Sysco Corp.	42	3,141

Food Products — 1.6%

Conagra Brands, Inc.	44	1,585

Mondelez International, Inc., Class A	19	1,134

Tyson Foods, Inc., Class A	19	1,205

		3,924

Health Care Equipment & Supplies — 2.9%

Hologic, Inc. *	18	1,289

Medtronic plc	51	5,974

		7,263

Health Care Providers & Services — 4.0%

Anthem, Inc.	15	4,688

Centene Corp. *	25	1,494

Cigna Corp.	8	1,624

HCA Healthcare, Inc.	8	1,250

McKesson Corp.	5	835

		9,891

Hotels, Restaurants & Leisure — 2.1%

Darden Restaurants, Inc.	7	870

Las Vegas Sands Corp.	41	2,444

Wyndham Destinations, Inc.	44	1,951

		5,265

Household Durables — 0.9%

DR Horton, Inc.	15	1,006

PulteGroup, Inc.	27	1,147

		2,153

Household Products — 2.1%

Procter & Gamble Co. (The)	23	3,214

Spectrum Brands Holdings, Inc.	25	1,983

		5,197

INVESTMENTS	SHARES (000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.2%

Vistra Corp.	25	499

Industrial Conglomerates — 0.6%

General Electric Co.	138	1,493

Insurance — 2.5%

Allstate Corp. (The)	19	2,034

Fidelity National Financial, Inc.	49	1,927

MetLife, Inc.	15	681

Travelers Cos., Inc. (The)	11	1,474

		6,116

Interactive Media & Services — 3.4%

Alphabet, Inc., Class A *	2	3,137

Alphabet, Inc., Class C *	2	4,030

Zillow Group, Inc., Class C *	10	1,246

		8,413

Internet & Direct Marketing Retail — 1.2%

eBay, Inc.	38	1,899

Qurate Retail, Inc., Series A	89	979

		2,878

IT Services — 2.2%

DXC Technology Co.	76	1,944

Leidos Holdings, Inc.	11	1,146

Mastercard, Inc., Class A	3	982

Science Applications International Corp.	15	1,429

		5,501

Leisure Products — 0.8%

Brunswick Corp.	25	1,868

Life Sciences Tools & Services — 1.5%

Agilent Technologies, Inc.	6	723

IQVIA Holdings, Inc. *	10	1,773

PerkinElmer, Inc.	9	1,306

		3,802

Machinery — 3.1%

Caterpillar, Inc.	8	1,438

Deere & Co.	6	1,614

PACCAR, Inc.	15	1,277

Parker-Hannifin Corp.	7	1,907

Toro Co. (The)	15	1,423

		7,659

Media — 3.1%

Charter Communications, Inc., Class A *	5	3,440

Discovery, Inc., Class A * (a)	64	1,911

Fox Corp., Class B	24	687

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — continued

Nexstar Media Group, Inc., Class A	6	611

Omnicom Group, Inc.	17	1,067

		7,716

Multi-Utilities — 1.2%

Sempra Energy	14	1,822

WEC Energy Group, Inc.	14	1,261

		3,083

Oil, Gas & Consumable Fuels — 3.4%

Cheniere Energy, Inc. *	28	1,663

Chevron Corp.	14	1,145

Cimarex Energy Co.	52	1,965

Concho Resources, Inc.	20	1,155

EOG Resources, Inc.	14	683

Kinder Morgan, Inc.	65	890

Phillips 66	16	1,112

		8,613

Personal Products — 0.3%

Herbalife Nutrition Ltd. *	18	860

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	53	3,294

Horizon Therapeutics plc *	10	695

Jazz Pharmaceuticals plc *	10	1,617

Johnson & Johnson	8	1,259

Pfizer, Inc.	51	1,881

		8,746

Professional Services — 0.4%

ManpowerGroup, Inc.	12	1,082

Road & Rail — 2.5%

CSX Corp.	46	4,147

Old Dominion Freight Line, Inc.	7	1,269

Union Pacific Corp.	4	895

		6,311

Semiconductors & Semiconductor Equipment — 3.1%

Intel Corp.	37	1,824

Lam Research Corp.	6	2,786

Qorvo, Inc. *	5	815

QUALCOMM, Inc.	15	2,285

		7,710

Software — 2.1%

Microsoft Corp.	11	2,425

Oracle Corp.	43	2,775

		5,200

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 1.1%

Best Buy Co., Inc.	14	1,367

Foot Locker, Inc.	37	1,496

		2,863

Technology Hardware, Storage & Peripherals — 1.7%

Dell Technologies, Inc., Class C *	31	2,294

Hewlett Packard Enterprise Co.	91	1,079

NetApp, Inc.	12	762

		4,135

Tobacco — 2.1%

Altria Group, Inc.	100	4,116

Philip Morris International, Inc.	13	1,060

		5,176

Trading Companies & Distributors — 0.6%

United Rentals, Inc. *	6	1,484

Total Common Stocks (Cost $202,330)		246,938

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $30)	14	10

	SHARES (000)
Short-Term Investments — 1.6%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $3,492)	3,491	3,492

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	3	4

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	423	423

Total Investment of Cash Collateral from Securities Loaned (Cost $427)		427

Total Short-Term Investments (Cost $3,919)		3,919

Total Investments — 100.4% (Cost $206,279)		250,867
Liabilities in Excess of Other Assets — (0.4)%		(1,045)

NET ASSETS — 100.0%		249,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $418,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	9	03/2021	USD	1,685	38

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.5%

Air Freight & Logistics — 0.6%

FedEx Corp.	774	200,868

Automobiles — 4.6%

Tesla, Inc. *	2,126	1,500,466

Beverages — 2.0%

Boston Beer Co., Inc. (The), Class A *	216	214,270

Monster Beverage Corp. *	4,648	429,879

		644,149

Biotechnology — 5.6%

Alnylam Pharmaceuticals, Inc. *	342	44,411

Biogen, Inc. *	614	150,222

BioMarin Pharmaceutical, Inc. *	1,794	157,328

Exact Sciences Corp. * (a)	2,572	340,698

Moderna, Inc. *	1,172	122,470

Regeneron Pharmaceuticals, Inc. * (a)	846	408,615

Seagen, Inc. *	3,327	582,638

		1,806,382

Capital Markets — 6.1%

Blackstone Group, Inc. (The), Class A	4,420	286,473

Charles Schwab Corp. (The)	7,496	397,578

MarketAxess Holdings, Inc.	940	536,155

Morgan Stanley	4,856	332,775

MSCI, Inc.	315	140,434

S&P Global, Inc.	797	262,064

		1,955,479

Chemicals — 1.8%

Air Products and Chemicals, Inc.	1,121	306,225

Sherwin-Williams Co. (The)	391	287,129

		593,354

Electrical Equipment — 1.3%

Rockwell Automation, Inc.	1,620	406,262

Electronic Equipment, Instruments & Components — 0.9%

Amphenol Corp., Class A	2,150	281,156

Entertainment — 2.1%

Netflix, Inc. *	554	299,727

Spotify Technology SA *	1,241	390,587

		690,314

Equity Real Estate Investment Trusts (REITs) — 0.7%

Equinix, Inc.	329	234,930

Health Care Equipment & Supplies — 3.9%

ABIOMED, Inc. *	345	111,784

Align Technology, Inc. *	753	402,281

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	970	358,518

Intuitive Surgical, Inc. *	461	377,287

		1,249,870

Health Care Providers & Services — 1.7%

HCA Healthcare, Inc.	1,078	177,337

McKesson Corp.	2,128	370,086

		547,423

Health Care Technology — 0.3%

Veeva Systems, Inc., Class A *	398	108,488

Hotels, Restaurants & Leisure — 2.2%

Airbnb, Inc., Class A *	263	38,638

Chipotle Mexican Grill, Inc. *	482	668,255

		706,893

Industrial Conglomerates — 0.6%

Roper Technologies, Inc.	423	182,179

Interactive Media & Services — 10.3%

Alphabet, Inc., Class C *	201	352,937

Facebook, Inc., Class A *	3,606	984,967

Match Group, Inc. *	3,258	492,595

Pinterest, Inc., Class A *	2,402	158,279

Snap, Inc., Class A *	15,184	760,278

Twitter, Inc. *	2,462	133,317

Zillow Group, Inc., Class C *	3,524	457,363

		3,339,736

Internet & Direct Marketing Retail — 9.5%

Alibaba Group Holding Ltd., ADR (China) *	1,460	339,739

Amazon.com, Inc. *	461	1,501,461

Booking Holdings, Inc. *	194	431,645

Grubhub, Inc. *	732	54,373

MercadoLibre, Inc. (Argentina) * (a)	295	494,869

Wayfair, Inc., Class A * (a)	1,034	233,510

		3,055,597

IT Services — 7.4%

Cognizant Technology Solutions Corp., Class A	2,711	222,134

Mastercard, Inc., Class A	1,299	463,522

PayPal Holdings, Inc. *	5,030	1,178,131

Shopify, Inc., Class A (Canada) * (a)	31	35,204

Square, Inc., Class A *	2,246	488,906

		2,387,897

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.	500	233,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 0.7%

Deere & Co.	805	216,666

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	1,155	307,476

Professional Services — 0.3%

CoStar Group, Inc. * (a)	113	104,629

Road & Rail — 1.2%

Norfolk Southern Corp.	1,584	376,303

Semiconductors & Semiconductor Equipment — 9.6%

Advanced Micro Devices, Inc. *	5,357	491,309

ASML Holding NV (Registered), NYRS (Netherlands)	1,014	494,694

Enphase Energy, Inc. * (a)	1,390	243,886

Lam Research Corp.	735	347,307

NVIDIA Corp.	840	438,578

QUALCOMM, Inc.	4,165	634,542

Texas Instruments, Inc.	2,758	452,671

		3,102,987

Software — 9.9%

Microsoft Corp.	6,882	1,530,761

salesforce.com, Inc. *	1,359	302,307

ServiceNow, Inc. *	273	150,515

SS&C Technologies Holdings, Inc.	2,842	206,763

Synopsys, Inc. *	1,920	497,767

Trade Desk, Inc. (The), Class A *	347	278,027

Workday, Inc., Class A *	905	216,823

		3,182,963

Specialty Retail — 2.9%

Carvana Co. *	1,305	312,672

Home Depot, Inc. (The)	1,350	358,650

Lowe’s Cos., Inc.	1,577	253,108

		924,430

Technology Hardware, Storage & Peripherals — 7.7%

Apple, Inc.	18,771	2,490,705

Textiles, Apparel & Luxury Goods — 1.0%

Lululemon Athletica, Inc. *	926	322,276

Total Common Stocks (Cost $16,902,448)		31,152,982

Short-Term Investments — 4.6%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $1,289,076)	1,288,551	1,289,196

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	177,129	177,146

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	28,095	28,095

Total Investment of Cash Collateral from Securities Loaned (Cost $205,242)		205,241

Total Short-Term Investments (Cost $1,494,318)		1,494,437

Total Investments — 101.1% (Cost $18,396,766)		32,647,419
Liabilities in Excess of Other Assets — (1.1)%		(356,493)

NET ASSETS — 100.0%		32,290,926

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $176,206,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.9%

Raytheon Technologies Corp.	445	31,808

Airlines — 1.3%

Spirit Airlines, Inc. * (a)	920	22,487

Automobiles — 3.1%

General Motors Co.	1,264	52,650

Banks — 9.9%

Bank of America Corp.	1,433	43,437

Citigroup, Inc.	1,059	65,318

Wells Fargo & Co.	2,002	60,433

		169,188

Beverages — 1.0%

Coca-Cola Co. (The)	293	16,068

Biotechnology — 3.3%

Alexion Pharmaceuticals, Inc. *	198	30,873

Biogen, Inc. *	43	10,431

Vertex Pharmaceuticals, Inc. *	65	15,433

		56,737

Building Products — 4.2%

Carrier Global Corp.	484	18,271

Owens Corning	459	34,789

Trane Technologies plc	131	18,958

		72,018

Capital Markets — 2.3%

Franklin Resources, Inc.	269	6,722

Goldman Sachs Group, Inc. (The)	53	13,845

Morgan Stanley	271	18,572

		39,139

Chemicals — 7.0%

Celanese Corp. (a)	258	33,524

DuPont de Nemours, Inc. (a)	358	25,436

Eastman Chemical Co.	220	22,092

FMC Corp.	246	28,250

LyondellBasell Industries NV, Class A	116	10,605

		119,907

Containers & Packaging — 0.7%

WestRock Co.	259	11,253

Electrical Equipment — 0.5%

Sensata Technologies Holding plc *	170	8,950

Equity Real Estate Investment Trusts (REITs) — 3.8%

Host Hotels & Resorts, Inc.	1,168	17,092

Ventas, Inc.	607	29,753

Weingarten Realty Investors	852	18,469

		65,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 3.9%

US Foods Holding Corp. *	2,003	66,723

Food Products — 2.3%

Lamb Weston Holdings, Inc.	494	38,921

Health Care Equipment & Supplies — 1.7%

Zimmer Biomet Holdings, Inc.	184	28,276

Health Care Providers & Services — 6.4%

Anthem, Inc.	48	15,412

Centene Corp. *	199	11,916

Cigna Corp.	222	46,258

CVS Health Corp.	238	16,262

McKesson Corp.	75	12,992

Universal Health Services, Inc., Class B	39	5,307

		108,147

Hotels, Restaurants & Leisure — 2.7%

Darden Restaurants, Inc.	267	31,841

Royal Caribbean Cruises Ltd.	188	14,071

		45,912

Household Durables — 0.7%

PulteGroup, Inc.	292	12,608

Industrial Conglomerates — 1.5%

Honeywell International, Inc.	122	25,992

Insurance — 5.3%

American International Group, Inc.	873	33,036

Chubb Ltd.	117	17,932

Hartford Financial Services Group, Inc. (The)	477	23,383

Prudential Financial, Inc.	208	16,270

		90,621

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	6	14,032

IT Services — 3.2%

Leidos Holdings, Inc.	117	12,330

Sabre Corp. (a)	1,543	18,541

WEX, Inc. *	114	23,162

		54,033

Machinery — 3.3%

AGCO Corp.	201	20,752

Parker-Hannifin Corp.	78	21,221

Stanley Black & Decker, Inc.	78	13,892

		55,865

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — 4.2%

Comcast Corp., Class A	1,170	61,313

Discovery, Inc., Class A * (a)	339	10,204

		71,517

Metals & Mining — 2.3%

Freeport-McMoRan, Inc.	1,485	38,650

Multiline Retail — 0.9%

Kohl’s Corp.	375	15,275

Multi-Utilities — 0.2%

Dominion Energy, Inc.	44	3,301

Oil, Gas & Consumable Fuels — 5.9%

Diamondback Energy, Inc.	325	15,745

EOG Resources, Inc.	481	24,007

Parsley Energy, Inc., Class A	1,145	16,256

Phillips 66	252	17,653

Pioneer Natural Resources Co.	238	27,083

		100,744

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	366	22,728

Pfizer, Inc.	360	13,255

		35,983

Real Estate Management & Development — 1.5%

Cushman & Wakefield plc * (a)	1,678	24,888

Road & Rail — 1.9%

Lyft, Inc., Class A * (a)	222	10,902

Norfolk Southern Corp.	92	21,955

		32,857

Semiconductors & Semiconductor Equipment — 3.7%

Microchip Technology, Inc.	63	8,715

NXP Semiconductors NV (Netherlands)	63	10,065

ON Semiconductor Corp. *	1,368	44,758

		63,538

Specialty Retail — 1.5%

AutoNation, Inc. *	360	25,117

Technology Hardware, Storage & Peripherals — 0.5%

Seagate Technology plc	131	8,162

Textiles, Apparel & Luxury Goods — 2.3%

Carter’s, Inc.	259	24,383

Tapestry, Inc.	474	14,729

		39,112

Total Common Stocks (Cost $1,303,652)		1,665,793

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)

Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $456)	214	148

	SHARES (000)
Short-Term Investments — 3.0%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $32,096)	32,077	32,093

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	16,397	16,398

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	1,838	1,838

Total Investment of Cash Collateral from Securities Loaned (Cost $18,236)		18,236

Total Short-Term Investments (Cost $50,332)		50,329

Total Investments — 100.8% (Cost $1,354,440)		1,716,270
Liabilities in Excess of Other Assets — (0.8)%		(13,520)

NET ASSETS — 100.0%		1,702,750

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $17,592,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 1.6%

Northrop Grumman Corp.	995	303,091

Automobiles — 2.0%

Tesla, Inc. *	537	378,618

Banks — 5.7%

Huntington Bancshares, Inc.	7,971	100,670

KeyCorp	9,776	160,420

Regions Financial Corp.	5,867	94,584

Truist Financial Corp.	10,141	486,048

Wells Fargo & Co.	7,233	218,300

		1,060,022

Beverages — 4.5%

Coca-Cola Co. (The)	8,595	471,352

Constellation Brands, Inc., Class A	1,666	364,875

		836,227

Biotechnology — 2.7%

AbbVie, Inc.	4,267	457,197

Biogen, Inc. *	210	51,441

		508,638

Capital Markets — 3.0%

Ameriprise Financial, Inc.	1,175	228,362

Morgan Stanley	4,933	338,046

		566,408

Chemicals — 1.6%

Eastman Chemical Co.	2,972	298,021

Containers & Packaging — 1.5%

Crown Holdings, Inc. *	2,824	282,952

Electric Utilities — 4.0%

NextEra Energy, Inc.	6,369	491,392

Xcel Energy, Inc.	3,938	262,535

		753,927

Electrical Equipment — 2.9%

Eaton Corp. plc	4,525	543,673

Entertainment — 1.9%

Netflix, Inc. *	641	346,800

Equity Real Estate Investment Trusts (REITs) — 2.4%

Prologis, Inc.	4,523	450,722

Health Care Equipment & Supplies — 2.4%

Boston Scientific Corp. *	7,521	270,386

Intuitive Surgical, Inc. *	225	184,458

		454,844

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

Cigna Corp.	1,939	403,559

Quest Diagnostics, Inc.	797	95,015

		498,574

Hotels, Restaurants & Leisure — 3.3%

McDonald’s Corp.	1,636	350,977

Yum! Brands, Inc.	2,379	258,264

		609,241

Insurance — 1.6%

Chubb Ltd.	736	113,227

Progressive Corp. (The)	1,880	185,887

		299,114

Interactive Media & Services — 5.5%

Alphabet, Inc., Class A *	514	901,318

Facebook, Inc., Class A *	441	120,362

		1,021,680

Internet & Direct Marketing Retail — 5.8%

Amazon.com, Inc. *	333	1,085,743

IT Services — 8.3%

Booz Allen Hamilton Holding Corp.	792	69,056

FleetCor Technologies, Inc. *	972	265,293

Leidos Holdings, Inc.	3,256	342,245

Mastercard, Inc., Class A	2,342	835,788

Okta, Inc. *	133	33,802

		1,546,184

Machinery — 1.1%

Stanley Black & Decker, Inc.	1,177	210,206

Media — 1.0%

Charter Communications, Inc., Class A *	277	183,382

Multi-Utilities — 0.9%

CMS Energy Corp.	2,643	161,239

Oil, Gas & Consumable Fuels — 0.5%

Pioneer Natural Resources Co.	728	82,947

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	5,837	362,052

Eli Lilly and Co.	2,082	351,533

		713,585

Road & Rail — 3.2%

Norfolk Southern Corp.	2,286	543,238

Uber Technologies, Inc. *	891	45,441

		588,679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 8.2%

Advanced Micro Devices, Inc. *	3,032	278,037

Analog Devices, Inc.	2,725	402,595

ASML Holding NV (Registered), NYRS (Netherlands)	459	223,812

Lam Research Corp.	275	129,857

NXP Semiconductors NV (Netherlands)	2,320	368,917

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1,177	128,388

		1,531,606

Software — 8.5%

Ceridian HCM Holding, Inc. *	650	69,266

Coupa Software, Inc. *	181	61,271

Microsoft Corp.	5,409	1,203,034

salesforce.com, Inc. *	831	184,830

Workday, Inc., Class A *	312	74,865

		1,593,266

Specialty Retail — 2.3%

O’Reilly Automotive, Inc. *	543	245,676

Ross Stores, Inc.	1,496	183,710

		429,386

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	7,206	956,172

Total Common Stocks (Cost $11,141,568)		18,294,947

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $403,806)	403,569	403,771

Total Investments — 100.2% (Cost $11,545,374)		18,698,718
Liabilities in Excess of Other Assets — (0.2)%		(31,942)

NET ASSETS — 100.0%		18,666,776

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,626	03/2021	USD	304,489	5,543

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	142	10,119

Air Freight & Logistics — 0.4%

United Parcel Service, Inc., Class B	34	5,658

Automobiles — 2.7%

Tesla, Inc. *	50	35,354

Biotechnology — 4.2%

AbbVie, Inc.	281	30,104

Biogen, Inc. *	16	3,942

Exelixis, Inc. *	238	4,771

Seagen, Inc. *	43	7,514

Vertex Pharmaceuticals, Inc. *	34	8,012

		54,343

Building Products — 0.6%

Fortune Brands Home & Security, Inc.	32	2,760

Owens Corning	69	5,212

		7,972

Capital Markets — 1.1%

LPL Financial Holdings, Inc.	55	5,722

MSCI, Inc.	7	3,304

S&P Global, Inc.	15	4,997

		14,023

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	49	5,814

Communications Equipment — 0.4%

Lumentum Holdings, Inc. *	53	5,024

Containers & Packaging — 1.1%

Berry Global Group, Inc. *	174	9,794

Crown Holdings, Inc. *	38	3,818

		13,612

Electronic Equipment, Instruments & Components — 0.4%

Keysight Technologies, Inc. *	35	4,650

Entertainment — 1.2%

Electronic Arts, Inc.	32	4,552

Netflix, Inc. *	20	10,652

		15,204

Equity Real Estate Investment Trusts (REITs) — 1.4%

American Tower Corp.	43	9,584

Equinix, Inc.	13	9,070

		18,654

Food & Staples Retailing — 0.8%

Sysco Corp.	138	10,278

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.7%

Campbell Soup Co.	78	3,781

Conagra Brands, Inc.	237	8,590

Mondelez International, Inc., Class A	166	9,706

		22,077

Health Care Equipment & Supplies — 1.6%

Becton Dickinson and Co.	25	6,181

Medtronic plc	119	13,951

		20,132

Health Care Providers & Services — 4.0%

Anthem, Inc.	60	19,201

Centene Corp. *	137	8,206

HCA Healthcare, Inc.	44	7,204

Humana, Inc. (a)	22	9,149

UnitedHealth Group, Inc.	21	7,364

		51,124

Hotels, Restaurants & Leisure — 1.6%

Airbnb, Inc., Class A *	21	3,036

Darden Restaurants, Inc.	27	3,216

Las Vegas Sands Corp.	231	13,750

		20,002

Household Durables — 0.4%

PulteGroup, Inc.	129	5,575

Household Products — 1.0%

Procter & Gamble Co. (The)	96	13,357

Insurance — 0.3%

Marsh & McLennan Cos., Inc.	29	3,416

Interactive Media & Services — 8.8%

Alphabet, Inc., Class A *	16	28,217

Alphabet, Inc., Class C *	16	27,505

Facebook, Inc., Class A *	190	51,846

Zillow Group, Inc., Class C *	48	6,217

		113,785

Internet & Direct Marketing Retail — 8.6%

Amazon.com, Inc. *	26	84,029

eBay, Inc.	332	16,658

Expedia Group, Inc.	79	10,459

		111,146

IT Services — 8.4%

Accenture plc, Class A	71	18,441

Akamai Technologies, Inc. *	95	9,985

Leidos Holdings, Inc.	67	7,032

Mastercard, Inc., Class A	124	44,332

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

PayPal Holdings, Inc. *	95	22,226

Visa, Inc., Class A	28	6,146

		108,162

Life Sciences Tools & Services — 1.8%

Agilent Technologies, Inc.	53	6,316

IQVIA Holdings, Inc. *	53	9,550

Thermo Fisher Scientific, Inc.	17	7,685

		23,551

Machinery — 0.9%

Parker-Hannifin Corp.	20	5,448

Toro Co. (The)	69	6,516

		11,964

Media — 1.2%

Charter Communications, Inc., Class A *	14	9,394

Discovery, Inc., Class A * (a)	185	5,567

		14,961

Oil, Gas & Consumable Fuels — 0.5%

Cheniere Energy, Inc. *	109	6,555

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co.	306	18,981

Horizon Therapeutics plc *	154	11,229

		30,210

Road & Rail — 1.2%

CSX Corp.	101	9,166

Old Dominion Freight Line, Inc.	30	5,797

		14,963

Semiconductors & Semiconductor Equipment — 6.8%

Applied Materials, Inc.	269	23,206

Lam Research Corp.	60	28,478

NVIDIA Corp.	24	12,585

Qorvo, Inc. *	47	7,731

QUALCOMM, Inc.	105	15,950

		87,950

Software — 18.1%

Adobe, Inc. *	58	29,157

Cadence Design Systems, Inc. *	95	12,947

Fortinet, Inc. *	84	12,432

HubSpot, Inc. *	9	3,608

Intuit, Inc.	68	25,982

Microsoft Corp.	487	108,285

Oracle Corp.	223	14,400

Palo Alto Networks, Inc. *	24	8,636

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

ServiceNow, Inc. *	13	7,266

VMware, Inc., Class A * (a)	43	5,975

Workday, Inc., Class A *	19	4,552

		233,240

Specialty Retail — 1.9%

Best Buy Co., Inc.	77	7,714

Lowe’s Cos., Inc.	102	16,308

		24,022

Technology Hardware, Storage & Peripherals — 11.8%

Apple, Inc.	973	129,134

Dell Technologies, Inc., Class C *	218	15,977

NetApp, Inc.	97	6,439

		151,550

Total Common Stocks (Cost $771,011)		1,268,447

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $71)	33	23

	SHARES (000)
Short-Term Investments — 2.5%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $19,430)	19,423	19,433

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	9,993	9,994

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	2,916	2,916

Total Investment of Cash Collateral from Securities Loaned (Cost $12,910)		12,910

Total Short-Term Investments (Cost $32,340)		32,343

Total Investments — 101.0% (Cost $803,422)		1,300,813
Liabilities in Excess of Other Assets — (1.0)%		(13,390)

NET ASSETS — 100.0%		1,287,423

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $12,768,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	55	03/2021	USD	10,299	249

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.7%

Common Stocks — 125.3%

Aerospace & Defense — 2.0%

Northrop Grumman Corp. (a)	100	30,608

Raytheon Technologies Corp.	428	30,601

		61,209

Auto Components — 0.7%

Aptiv plc	58	7,521

Magna International, Inc. (Canada)	211	14,942

		22,463

Banks — 2.8%

Bank of America Corp. (a)	318	9,649

Citigroup, Inc.	95	5,875

First Republic Bank	53	7,829

SVB Financial Group *	24	9,332

Truist Financial Corp.	594	28,493

Wells Fargo & Co.	816	24,613

		85,791

Beverages — 2.3%

Coca-Cola Co. (The) (a)	553	30,315

Constellation Brands, Inc., Class A	75	16,417

PepsiCo, Inc. (a)	162	24,079

		70,811

Biotechnology — 3.1%

AbbVie, Inc.	420	44,979

Alexion Pharmaceuticals, Inc. *	102	15,966

Biogen, Inc. * (a)	64	15,572

Regeneron Pharmaceuticals, Inc. *	10	5,043

Vertex Pharmaceuticals, Inc. *	52	12,364

		93,924

Building Products — 1.6%

Trane Technologies plc	327	47,421

Capital Markets — 2.1%

Charles Schwab Corp. (The)	244	12,916

CME Group, Inc.	17	3,035

Morgan Stanley (a)	643	44,069

S&P Global, Inc.	9	2,885

		62,905

Chemicals — 4.6%

Air Products and Chemicals, Inc.	76	20,836

Celanese Corp.	202	26,271

DuPont de Nemours, Inc.	230	16,325

Eastman Chemical Co.	179	17,906

FMC Corp.	33	3,815

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Linde plc (United Kingdom)	148	39,053

PPG Industries, Inc.	101	14,626

		138,832

Consumer Finance — 1.6%

American Express Co.	110	13,311

Capital One Financial Corp.	360	35,598

		48,909

Containers & Packaging — 0.1%

Packaging Corp. of America	22	3,018

Diversified Financial Services — 0.5%

Voya Financial, Inc.	280	16,442

Electric Utilities — 2.8%

NextEra Energy, Inc.	730	56,326

Xcel Energy, Inc.	426	28,415

		84,741

Electrical Equipment — 1.1%

AMETEK, Inc.	72	8,727

Eaton Corp. plc	168	20,149

Sensata Technologies Holding plc *	59	3,125

		32,001

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	55	6,688

Energy Equipment & Services — 0.2%

Baker Hughes Co.	308	6,422

Entertainment — 2.6%

Electronic Arts, Inc.	81	11,579

Netflix, Inc. * (a)	107	57,767

Warner Music Group Corp., Class A	219	8,316

		77,662

Equity Real Estate Investment Trusts (REITs) — 3.9%

Brixmor Property Group, Inc.	463	7,657

Camden Property Trust	44	4,377

Cousins Properties, Inc.	126	4,234

Equity LifeStyle Properties, Inc.	131	8,274

Kimco Realty Corp.	112	1,687

Prologis, Inc.	256	25,544

Realty Income Corp.	79	4,929

SBA Communications Corp.	57	16,119

Sun Communities, Inc.	89	13,554

UDR, Inc.	154	5,914

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Ventas, Inc.	367	17,982

WP Carey, Inc.	125	8,802

		119,073

Food Products — 0.6%

Conagra Brands, Inc.	74	2,688

Mondelez International, Inc., Class A (a)	268	15,660

		18,348

Health Care Equipment & Supplies — 3.2%

Boston Scientific Corp. * (a)	787	28,310

Intuitive Surgical, Inc. *	9	7,688

Medtronic plc	170	19,878

Zimmer Biomet Holdings, Inc. (a)	259	39,852

		95,728

Health Care Providers & Services — 3.9%

Centene Corp. *	57	3,395

Cigna Corp. (a)	210	43,788

CVS Health Corp.	66	4,505

McKesson Corp.	121	21,048

UnitedHealth Group, Inc. (a)	133	46,591

		119,327

Hotels, Restaurants & Leisure — 2.2%

Hilton Worldwide Holdings, Inc.	38	4,213

Las Vegas Sands Corp.	230	13,720

McDonald’s Corp.	32	6,817

Yum! Brands, Inc.	395	42,875

		67,625

Household Durables — 0.6%

KB Home	217	7,277

Lennar Corp., Class A	33	2,483

Toll Brothers, Inc.	198	8,627

		18,387

Household Products — 1.6%

Kimberly-Clark Corp.	17	2,348

Procter & Gamble Co. (The)	335	46,632

		48,980

Industrial Conglomerates — 1.2%

Honeywell International, Inc. (a)	172	36,518

Insurance — 2.1%

Arthur J Gallagher & Co.	72	8,902

Chubb Ltd.	200	30,719

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Hartford Financial Services Group, Inc. (The)	127	6,232

Marsh & McLennan Cos., Inc.	33	3,882

Progressive Corp. (The)	137	13,559

		63,294

Interactive Media & Services — 6.6%

Alphabet, Inc., Class A * (a)	54	94,962

Alphabet, Inc., Class C * (a)	22	38,818

Facebook, Inc., Class A * (a)	227	62,095

ZoomInfo Technologies, Inc., Class A *	71	3,404

		199,279

Internet & Direct Marketing Retail — 7.0%

Amazon.com, Inc. * (a)	55	178,258

Booking Holdings, Inc. *	15	32,942

		211,200

IT Services — 9.2%

Booz Allen Hamilton Holding Corp.	60	5,220

Fiserv, Inc. * (a)	333	37,917

FleetCor Technologies, Inc. *	59	15,999

Leidos Holdings, Inc.	336	35,359

Mastercard, Inc., Class A (a)	246	87,946

PayPal Holdings, Inc. * (a)	261	61,173

WEX, Inc. *	177	36,017

		279,631

Life Sciences Tools & Services — 1.4%

Thermo Fisher Scientific, Inc. (a)	92	43,081

Machinery — 3.0%

Parker-Hannifin Corp.	144	39,099

Stanley Black & Decker, Inc.	283	50,541

		89,640

Media — 2.8%

Charter Communications, Inc., Class A * (a)	52	34,365

Comcast Corp., Class A (a)	740	38,797

Discovery, Inc., Class A *	339	10,202

		83,364

Multiline Retail — 0.4%

Dollar Tree, Inc. *	116	12,530

Multi-Utilities — 0.7%

Ameren Corp.	151	11,825

Sempra Energy	64	8,180

		20,005

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Oil, Gas & Consumable Fuels — 3.7%

Chevron Corp.	275	23,182

Cimarex Energy Co.	75	2,799

ConocoPhillips	138	5,508

Diamondback Energy, Inc.	698	33,791

Kinder Morgan, Inc.	166	2,276

Pioneer Natural Resources Co. (a)	242	27,564

TC Energy Corp. (Canada)	95	3,874

Williams Cos., Inc. (The)	588	11,783

		110,777

Personal Products — 0.6%

Estee Lauder Cos., Inc. (The), Class A	74	19,612

Pharmaceuticals — 4.0%

Bristol-Myers Squibb Co. (a)	575	35,689

Elanco Animal Health, Inc. *	199	6,118

Eli Lilly and Co.	288	48,639

Johnson & Johnson	74	11,584

Merck & Co., Inc.	243	19,854

		121,884

Road & Rail — 5.0%

Canadian Pacific Railway Ltd. (Canada)	14	4,850

CSX Corp.	201	18,230

Lyft, Inc., Class A *	703	34,516

Norfolk Southern Corp. (a)	248	59,019

Uber Technologies, Inc. *	187	9,558

Union Pacific Corp. (a)	117	24,303

		150,476

Semiconductors & Semiconductor Equipment — 9.9%

Advanced Micro Devices, Inc. *	451	41,338

Analog Devices, Inc. (a)	428	63,171

Applied Materials, Inc.	393	33,888

KLA Corp.	13	3,428

Lam Research Corp.	96	45,545

Microchip Technology, Inc.	25	3,386

Micron Technology, Inc. *	128	9,594

NVIDIA Corp. (a)	44	23,005

NXP Semiconductors NV (Netherlands)	428	68,041

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	39	4,265

Texas Instruments, Inc. (a)	29	4,813

		300,474

Software — 11.1%

Ceridian HCM Holding, Inc. *	224	23,856

Coupa Software, Inc. *	62	21,050

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Intuit, Inc.	69	26,128

Microsoft Corp. (a)	895	199,036

Paylocity Holding Corp. *	52	10,791

salesforce.com, Inc. * (a)	132	29,280

ServiceNow, Inc. *	14	7,455

Workday, Inc., Class A *	82	19,553

		337,149

Specialty Retail — 4.9%

AutoZone, Inc. * (a)	16	19,161

Best Buy Co., Inc.	57	5,714

Home Depot, Inc. (The) (a)	68	17,963

Lowe’s Cos., Inc.	278	44,690

O’Reilly Automotive, Inc. *	83	37,510

TJX Cos., Inc. (The)	350	23,901

		148,939

Technology Hardware, Storage & Peripherals — 5.4%

Apple, Inc. (a)	1,163	154,310

Hewlett Packard Enterprise Co.	156	1,852

Seagate Technology plc	134	8,299

		164,461

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	40	3,737

NIKE, Inc., Class B	147	20,828

		24,565

Trading Companies & Distributors — 0.1%

WW Grainger, Inc.	7	3,059

Wireless Telecommunication Services — 1.1%

T-Mobile US, Inc. *	238	32,096

Total Common Stocks (Cost $2,039,051)		3,798,741

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c)(Cost $13,846)	13,838	13,845

Total Long Positions (Cost $2,052,897)		3,812,586

Short Positions — (25.9)%

Common Stocks — (25.9)%

Aerospace & Defense — (0.6)%

Boeing Co. (The)	(24)	(5,146)

HEICO Corp.	(40)	(5,240)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Aerospace & Defense — continued

Huntington Ingalls Industries, Inc.	(9)	(1,515)

L3Harris Technologies, Inc.	(8)	(1,444)

Lockheed Martin Corp.	(9)	(3,353)

Textron, Inc.	(32)	(1,531)

		(18,229)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(86)	(8,065)

Expeditors International of Washington, Inc.	(62)	(5,911)

		(13,976)

Automobiles — (0.1)%

Ford Motor Co.	(447)	(3,931)

Banks — (0.3)%

PNC Financial Services Group, Inc. (The)	(54)	(8,077)

Beverages — 0.0% (d)

Brown-Forman Corp., Class B	(18)	(1,461)

Biotechnology — (0.4)%

Amgen, Inc.	(10)	(2,411)

Gilead Sciences, Inc.	(159)	(9,283)

		(11,694)

Building Products — (0.1)%

Johnson Controls International plc	(74)	(3,436)

Capital Markets — (0.8)%

Franklin Resources, Inc.	(327)	(8,174)

Moody’s Corp.	(10)	(3,028)

Nasdaq, Inc.	(62)	(8,170)

Northern Trust Corp.	(68)	(6,311)

		(25,683)

Chemicals — (0.5)%

Albemarle Corp.	(54)	(7,959)

Ecolab, Inc.	(14)	(3,056)

Sherwin-Williams Co. (The)	(4)	(3,072)

		(14,087)

Commercial Services & Supplies — (0.2)%

Republic Services, Inc.	(57)	(5,492)

Communications Equipment — (0.4)%

Cisco Systems, Inc.	(191)	(8,559)

Juniper Networks, Inc.	(208)	(4,680)

		(13,239)

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — (0.2)%

Martin Marietta Materials, Inc.	(11)	(3,111)

Vulcan Materials Co.	(19)	(2,817)

		(5,928)

Containers & Packaging — (1.0)%

Avery Dennison Corp.	(21)	(3,287)

Ball Corp.	(75)	(6,956)

International Paper Co.	(238)	(11,850)

Silgan Holdings, Inc.	(41)	(1,532)

Sonoco Products Co.	(119)	(7,032)

		(30,657)

Diversified Telecommunication Services — (0.6)%

AT&T, Inc.	(438)	(12,594)

CenturyLink, Inc.	(699)	(6,819)

		(19,413)

Electric Utilities — (0.5)%

American Electric Power Co., Inc.	(111)	(9,227)

Duke Energy Corp.	(12)	(1,135)

PPL Corp.	(49)	(1,371)

Southern Co. (The)	(54)	(3,310)

		(15,043)

Electrical Equipment — (0.5)%

Acuity Brands, Inc.	(115)	(13,865)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(84)	(6,758)

Energy Equipment & Services — (0.5)%

Halliburton Co.	(445)	(8,403)

Schlumberger NV	(259)	(5,646)

		(14,049)

Entertainment — (1.4)%

Spotify Technology SA *	(59)	(18,463)

Take-Two Interactive Software, Inc. *	(96)	(20,048)

Walt Disney Co. (The) *	(19)	(3,465)

		(41,976)

Equity Real Estate Investment Trusts (REITs) — (1.6)%

AvalonBay Communities, Inc.	(18)	(2,849)

Digital Realty Trust, Inc.	(20)	(2,730)

Duke Realty Corp.	(68)	(2,715)

Equity Residential	(72)	(4,256)

Essex Property Trust, Inc.	(18)	(4,366)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Extra Space Storage, Inc.	(31)	(3,633)

Iron Mountain, Inc.	(353)	(10,416)

National Retail Properties, Inc.	(189)	(7,723)

Simon Property Group, Inc.	(79)	(6,726)

Vornado Realty Trust	(107)	(4,003)

		(49,417)

Food & Staples Retailing — (1.2)%

Kroger Co. (The)	(491)	(15,604)

Walgreens Boots Alliance, Inc.	(322)	(12,854)

Walmart, Inc.	(47)	(6,712)

		(35,170)

Food Products — (0.6)%

Campbell Soup Co.	(163)	(7,899)

General Mills, Inc.	(77)	(4,504)

Kellogg Co.	(84)	(5,250)

		(17,653)

Health Care Equipment & Supplies — (0.5)%

Abbott Laboratories	(27)	(2,903)

Stryker Corp.	(50)	(12,304)

		(15,207)

Health Care Providers & Services — (0.6)%

AmerisourceBergen Corp.	(92)	(8,973)

Cardinal Health, Inc.	(50)	(2,702)

Henry Schein, Inc. *	(101)	(6,779)

		(18,454)

Health Care Technology — (0.3)%

Cerner Corp.	(120)	(9,435)

Hotels, Restaurants & Leisure — (0.3)%

Chipotle Mexican Grill, Inc. *	(6)	(8,093)

Household Products — (0.5)%

Clorox Co. (The)	(82)	(16,538)

Industrial Conglomerates — (1.0)%

3M Co.	(73)	(12,714)

General Electric Co.	(1,588)	(17,146)

		(29,860)

Insurance — (0.6)%

Aflac, Inc.	(66)	(2,953)

Allstate Corp. (The)	(50)	(5,541)

Axis Capital Holdings Ltd.	(33)	(1,647)

MetLife, Inc.	(64)	(3,005)

Travelers Cos., Inc. (The)	(42)	(5,848)

		(18,994)

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — (0.3)%

Twitter, Inc. *	(147)	(7,971)

Internet & Direct Marketing Retail — (0.2)%

ContextLogic, Inc., Class A *	(250)	(4,560)

IT Services — (1.6)%

Automatic Data Processing, Inc.	(14)	(2,388)

Cognizant Technology Solutions Corp., Class A	(19)	(1,551)

Infosys Ltd., ADR (India)	(237)	(4,025)

International Business Machines Corp.	(25)	(3,120)

Jack Henry & Associates, Inc.	(68)	(10,951)

Paychex, Inc.	(117)	(10,941)

Snowflake, Inc., Class A *	(10)	(2,932)

Western Union Co. (The)	(547)	(12,003)

		(47,911)

Machinery — (0.8)%

Caterpillar, Inc.	(63)	(11,415)

Illinois Tool Works, Inc.	(56)	(11,410)

PACCAR, Inc.	(18)	(1,540)

		(24,365)

Media — (1.5)%

Fox Corp., Class A	(169)	(4,927)

Interpublic Group of Cos., Inc. (The)	(121)	(2,845)

Omnicom Group, Inc.	(178)	(11,110)

Sirius XM Holdings, Inc.	(602)	(3,835)

ViacomCBS, Inc.	(620)	(23,094)

		(45,811)

Multiline Retail — (0.6)%

Macy’s, Inc.	(699)	(7,869)

Nordstrom, Inc.	(319)	(9,952)

		(17,821)

Multi-Utilities — (0.4)%

Consolidated Edison, Inc.	(159)	(11,465)

NiSource, Inc.	(60)	(1,371)

		(12,836)

Oil, Gas & Consumable Fuels — (1.6)%

Apache Corp.	(115)	(1,637)

Devon Energy Corp.	(296)	(4,675)

Enbridge, Inc. (Canada)	(481)	(15,384)

Exxon Mobil Corp.	(205)	(8,463)

Hess Corp.	(157)	(8,296)

Marathon Oil Corp.	(530)	(3,532)

Occidental Petroleum Corp.	(399)	(6,915)

		(48,902)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Personal Products — 0.0% (d)

Coty, Inc., Class A	(171)	(1,203)

Pharmaceuticals — (0.4)%

Pfizer, Inc.	(289)	(10,650)

Viatris, Inc. *	(19)	(352)

		(11,002)

Road & Rail — (0.4)%

Canadian National Railway Co. (Canada)	(39)	(4,339)

JB Hunt Transport Services, Inc.	(54)	(7,340)

		(11,679)

Semiconductors & Semiconductor Equipment — (0.7)%

Broadcom, Inc.	(24)	(10,594)

Intel Corp.	(205)	(10,225)

QUALCOMM, Inc.	(10)	(1,543)

		(22,362)

Software — (0.5)%

Adobe, Inc. *	(12)	(6,147)

fuboTV, Inc. *	(56)	(1,575)

Oracle Corp.	(86)	(5,586)

Palantir Technologies, Inc., Class A *	(44)	(1,030)

		(14,338)

Technology Hardware, Storage & Peripherals — (0.6)%

HP, Inc.	(386)	(9,485)

NetApp, Inc.	(55)	(3,642)

Western Digital Corp.	(63)	(3,502)

Xerox Holdings Corp.	(125)	(2,896)

		(19,525)

Textiles, Apparel & Luxury Goods — (0.2)%

VF Corp.	(54)	(4,629)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.1)%

Fastenal Co.	(84)	(4,109)

Total Common Stocks (Proceeds $(743,397))		(784,839)

Total Short Positions (Proceeds $(743,397))		(784,839)

Total Investments — 99.8% (Cost $1,309,500)		3,027,747
Other Assets Less Liabilities — 0.2%		4,522

NET ASSETS — 100.0%		3,032,269

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,071,391,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

General Dynamics Corp.	52	7,719

Northrop Grumman Corp.	56	17,003

Raytheon Technologies Corp.	349	24,959

		49,681

Air Freight & Logistics — 0.5%

FedEx Corp.	103	26,767

Airlines — 0.3%

Delta Air Lines, Inc.	148	5,965

Southwest Airlines Co.	192	8,965

		14,930

Auto Components — 0.2%

Magna International, Inc. (Canada)	141	9,977

Automobiles — 1.8%

General Motors Co.	273	11,356

Tesla, Inc. *	109	77,200

		88,556

Banks — 3.1%

Bank of America Corp.	765	23,180

Citigroup, Inc.	512	31,554

KeyCorp	1,159	19,025

Regions Financial Corp.	895	14,423

Truist Financial Corp.	239	11,436

US Bancorp	413	19,260

Wells Fargo & Co.	1,167	35,215

		154,093

Beverages — 1.3%

Coca-Cola Co. (The)	772	42,349

Constellation Brands, Inc., Class A	107	23,432

		65,781

Biotechnology — 2.5%

AbbVie, Inc.	512	54,843

Alexion Pharmaceuticals, Inc. *	142	22,228

Amgen, Inc.	16	3,697

Biogen, Inc. *	42	10,367

Regeneron Pharmaceuticals, Inc. *	28	13,767

Vertex Pharmaceuticals, Inc. *	73	17,179

		122,081

Building Products — 0.9%

Masco Corp.	299	16,420

Trane Technologies plc	178	25,884

		42,304

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.4%

Goldman Sachs Group, Inc. (The)	100	26,465

Intercontinental Exchange, Inc.	217	24,995

MarketAxess Holdings, Inc.	12	6,797

Morgan Stanley	664	45,476

MSCI, Inc.	7	3,208

S&P Global, Inc.	124	40,695

State Street Corp.	241	17,568

T. Rowe Price Group, Inc.	32	4,788

		169,992

Chemicals — 1.9%

Air Products and Chemicals, Inc.	34	9,244

Celanese Corp.	55	7,085

Dow, Inc.	119	6,602

DuPont de Nemours, Inc.	194	13,812

Eastman Chemical Co.	231	23,154

Linde plc (United Kingdom)	59	15,525

LyondellBasell Industries NV, Class A	78	7,165

PPG Industries, Inc.	67	9,720

		92,307

Commercial Services & Supplies — 0.1%

Cintas Corp.	17	5,846

Communications Equipment — 0.4%

Cisco Systems, Inc.	345	15,417

Motorola Solutions, Inc.	15	2,611

		18,028

Consumer Finance — 0.5%

Capital One Financial Corp.	241	23,779

Containers & Packaging — 0.6%

Avery Dennison Corp.	35	5,411

Crown Holdings, Inc. *	88	8,789

Packaging Corp. of America	31	4,249

WestRock Co.	214	9,319

		27,768

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	61	973

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	339	78,665

Voya Financial, Inc.	58	3,388

		82,053

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc.	664	38,989

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.4%

Exelon Corp.	203	8,575

NextEra Energy, Inc.	657	50,651

Xcel Energy, Inc.	177	11,808

		71,034

Electrical Equipment — 0.6%

Eaton Corp. plc	241	28,991

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	98	11,846

Entertainment — 1.2%

Netflix, Inc. *	106	57,303

Equity Real Estate Investment Trusts (REITs) — 1.7%

Camden Property Trust	111	11,071

Equinix, Inc.	31	22,057

Equity LifeStyle Properties, Inc.	64	4,077

Mid-America Apartment Communities, Inc.	69	8,757

Prologis, Inc.	232	23,125

Public Storage	15	3,441

Realty Income Corp.	33	2,044

Sun Communities, Inc.	21	3,229

UDR, Inc.	46	1,760

Ventas, Inc.	122	5,968

		85,529

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	48	18,268

Kroger Co. (The)	218	6,925

		25,193

Food Products — 0.6%

Mondelez International, Inc., Class A	533	31,160

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	61	6,657

ABIOMED, Inc. *	7	2,264

Baxter International, Inc.	259	20,780

Becton Dickinson and Co.	45	11,216

Boston Scientific Corp. *	548	19,714

DexCom, Inc. *	15	5,428

Edwards Lifesciences Corp. *	57	5,207

Intuitive Surgical, Inc. *	11	8,595

Medtronic plc	371	43,517

Zimmer Biomet Holdings, Inc.	181	27,868

		151,246

Health Care Providers & Services — 2.8%

Anthem, Inc.	41	13,009

Centene Corp. *	51	3,032

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Cigna Corp.	134	27,859

McKesson Corp.	155	26,887

UnitedHealth Group, Inc.	185	64,801

		135,588

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	118	13,178

Yum! Brands, Inc.	158	17,147

		30,325

Household Durables — 0.4%

Lennar Corp., Class A	259	19,780

Household Products — 1.7%

Kimberly-Clark Corp.	162	21,797

Procter & Gamble Co. (The)	433	60,251

		82,048

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	225	47,825

Insurance — 1.8%

Allstate Corp. (The)	239	26,231

American International Group, Inc.	135	5,129

Chubb Ltd.	115	17,639

Hartford Financial Services Group, Inc. (The)	164	8,010

Marsh & McLennan Cos., Inc.	55	6,399

MetLife, Inc.	50	2,327

Progressive Corp. (The)	251	24,858

		90,593

Interactive Media & Services — 5.9%

Alphabet, Inc., Class A *	59	104,238

Alphabet, Inc., Class C *	48	83,530

Facebook, Inc., Class A *	369	100,728

		288,496

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	75	244,136

Booking Holdings, Inc. *	11	23,783

		267,919

IT Services — 6.1%

Accenture plc, Class A	211	55,128

Booz Allen Hamilton Holding Corp.	86	7,532

FleetCor Technologies, Inc. *	13	3,635

International Business Machines Corp.	148	18,674

Leidos Holdings, Inc.	182	19,088

Mastercard, Inc., Class A	233	83,007

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

PayPal Holdings, Inc. *	294	68,893

Visa, Inc., Class A	204	44,725

		300,682

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	36	13,177

PerkinElmer, Inc.	17	2,483

Thermo Fisher Scientific, Inc.	120	56,019

Waters Corp. *	11	2,672

		74,351

Machinery — 2.0%

Cummins, Inc.	68	15,543

Deere & Co.	93	25,154

Parker-Hannifin Corp.	89	24,109

Snap-on, Inc.	45	7,725

Stanley Black & Decker, Inc.	146	26,006

		98,537

Media — 2.3%

Altice USA, Inc., Class A *	163	6,181

Charter Communications, Inc., Class A *	57	37,720

Comcast Corp., Class A	960	50,290

Discovery, Inc., Class A *	333	10,024

Discovery, Inc., Class C *	386	10,102

		114,317

Metals & Mining — 0.2%

Newmont Corp.	123	7,392

Multiline Retail — 0.8%

Dollar Tree, Inc. *	109	11,791

Target Corp.	164	28,870

		40,661

Multi-Utilities — 1.3%

Ameren Corp.	171	13,379

CMS Energy Corp.	174	10,632

DTE Energy Co.	92	11,157

Public Service Enterprise Group, Inc.	214	12,464

Sempra Energy	140	17,861

		65,493

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	74	1,209

Cheniere Energy, Inc. *	95	5,685

Chevron Corp.	415	35,038

ConocoPhillips	199	7,942

Diamondback Energy, Inc.	134	6,479

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

EOG Resources, Inc.	298	14,876

Kinder Morgan, Inc.	341	4,663

Phillips 66	190	13,295

Pioneer Natural Resources Co.	169	19,204

Williams Cos., Inc. (The)	306	6,126

		114,517

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	62	16,371

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	747	46,331

Eli Lilly and Co.	269	45,419

Johnson & Johnson	249	39,216

Merck & Co., Inc.	473	38,702

Pfizer, Inc.	135	4,985

		174,653

Professional Services — 0.1%

Verisk Analytics, Inc.	25	5,285

Road & Rail — 1.4%

CSX Corp.	87	7,918

Lyft, Inc., Class A *	131	6,429

Norfolk Southern Corp.	163	38,654

Union Pacific Corp.	67	14,013

		67,014

Semiconductors & Semiconductor Equipment — 5.9%

Advanced Micro Devices, Inc. *	298	27,339

Analog Devices, Inc.	238	35,233

Applied Materials, Inc.	415	35,802

Intel Corp.	237	11,824

Lam Research Corp.	53	24,814

Microchip Technology, Inc.	75	10,385

Micron Technology, Inc. *	110	8,300

NVIDIA Corp.	79	41,495

NXP Semiconductors NV (Netherlands)	155	24,666

Qorvo, Inc. *	90	14,912

QUALCOMM, Inc.	56	8,509

Texas Instruments, Inc.	293	48,083

		291,362

Software — 8.3%

Fortinet, Inc. *	22	3,298

Intuit, Inc.	99	37,785

Microsoft Corp.	1,386	308,384

salesforce.com, Inc. *	206	45,906

Workday, Inc., Class A *	47	11,369

		406,742

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.3%

AutoZone, Inc. *	20	24,202

Best Buy Co., Inc.	231	23,058

Home Depot, Inc. (The)	169	44,795

Lowe’s Cos., Inc.	291	46,755

TJX Cos., Inc. (The)	333	22,723

		161,533

Technology Hardware, Storage & Peripherals — 7.4%

Apple, Inc.	2,617	347,297

Seagate Technology plc	267	16,603

		363,900

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	122	11,480

NIKE, Inc., Class B	252	35,646

		47,126

Tobacco — 1.2%

Altria Group, Inc.	628	25,754

Philip Morris International, Inc.	410	33,954

		59,708

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	267	36,020

Total Common Stocks (Cost $2,782,006)		4,904,445

Short-Term Investments — 0.6%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $28,737)	28,730	28,744

Total Investments — 100.1% (Cost $2,810,743)		4,933,189
Liabilities in Excess of Other Assets — (0.1)%		(5,127)

NET ASSETS — 100.0%		4,928,062

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	151	03/2021	USD	28,277	603

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

Investments	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Auto Components — 2.2%

Aptiv plc	12	1,616

Banks — 5.2%

Bank of America Corp.	59	1,789

Citigroup, Inc.	35	2,143

		3,932

Biotechnology — 2.3%

Amgen, Inc.	5	1,036

Biogen, Inc. *	1	309

Gilead Sciences, Inc.	7	387

		1,732

Building Products — 4.4%

Owens Corning	14	1,036

Trane Technologies plc	11	1,638

Trex Co., Inc. *	8	653

		3,327

Capital Markets — 2.1%

S&P Global, Inc.	2	621

State Street Corp.	13	925

		1,546

Communications Equipment — 2.3%

Cisco Systems, Inc.	39	1,754

Containers & Packaging — 1.6%

Ball Corp.	13	1,229

Diversified Financial Services — 1.4%

Voya Financial, Inc.	18	1,066

Diversified Telecommunication Services — 3.1%

Verizon Communications, Inc.	40	2,322

Electric Utilities — 1.7%

NextEra Energy, Inc.	17	1,305

Electrical Equipment — 1.9%

Eaton Corp. plc	12	1,434

Entertainment — 6.5%

Electronic Arts, Inc.	6	884

Netflix, Inc. *	1	622

Walt Disney Co. (The) *	19	3,397

		4,903

Equity Real Estate Investment Trusts (REITs) — 4.2%

American Tower Corp.	3	727

Boston Properties, Inc.	11	1,056

Investments	Shares (000)	Value ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equinix, Inc.	1	693

Prologis, Inc.	7	671

		3,147

Food Products — 1.6%

General Mills, Inc.	20	1,168

Health Care Equipment & Supplies — 0.9%

Hologic, Inc. *	9	644

Health Care Providers & Services — 2.2%

Cigna Corp.	8	1,690

Household Products — 3.0%

Clorox Co. (The)	2	432

Procter & Gamble Co. (The)	13	1,855

		2,287

Insurance — 2.2%

Lincoln National Corp.	18	926

Travelers Cos., Inc. (The)	5	761

		1,687

IT Services — 4.8%

Accenture plc, Class A	3	825

Mastercard, Inc., Class A	8	2,781

		3,606

Life Sciences Tools & Services — 4.7%

Agilent Technologies, Inc.	7	885

Illumina, Inc. *	2	592

IQVIA Holdings, Inc. *	6	1,148

Thermo Fisher Scientific, Inc.	2	876

		3,501

Machinery — 4.6%

Deere & Co.	6	1,623

Parker-Hannifin Corp.	3	776

Xylem, Inc.	11	1,091

		3,490

Multiline Retail — 1.6%

Target Corp.	7	1,206

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	24	1,462

Merck & Co., Inc.	17	1,408

		2,870

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 8.0%

Applied Materials, Inc.	15	1,306

Lam Research Corp.	4	1,797

NVIDIA Corp.	2	830

Texas Instruments, Inc.	13	2,076

		6,009

Software — 14.7%

Adobe, Inc. *	2	800

Cadence Design Systems, Inc. *	11	1,528

Intuit, Inc.	4	1,656

Microsoft Corp.	28	6,153

salesforce.com, Inc. *	4	926

		11,063

Specialty Retail — 4.0%

Best Buy Co., Inc.	11	1,050

Home Depot, Inc. (The)	7	1,971

		3,021

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.4%

VF Corp.	12	1,060

Total Common Stocks (Cost $55,080)		72,615

Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $2,419)	2,418	2,420

Total Investments — 99.6% (Cost $57,499)		75,035
Other Assets Less Liabilities — 0.4%		295

NET ASSETS — 100.0%		75,330

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	7	03/2021	USD	1,114	19

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 3.2%

General Dynamics Corp.	74	10,975

Northrop Grumman Corp.	33	10,184

Raytheon Technologies Corp.	205	14,646

		35,805

Airlines — 0.7%

Southwest Airlines Co.	160	7,456

Banks — 10.8%

Bank of America Corp.	741	22,453

Citigroup, Inc.	399	24,621

Citizens Financial Group, Inc.	139	4,973

M&T Bank Corp.	36	4,560

PNC Financial Services Group, Inc. (The)	99	14,766

Truist Financial Corp.	377	18,090

US Bancorp	182	8,476

Wells Fargo & Co.	760	22,926

		120,865

Beverages — 0.6%

PepsiCo, Inc.	45	6,712

Biotechnology — 2.0%

AbbVie, Inc.	111	11,897

Amgen, Inc.	26	5,935

Biogen, Inc. *	9	2,108

Vertex Pharmaceuticals, Inc. *	12	2,907

		22,847

Building Products — 0.9%

Trane Technologies plc	70	10,158

Capital Markets — 8.6%

BlackRock, Inc.	39	28,445

Charles Schwab Corp. (The)	215	11,416

Goldman Sachs Group, Inc. (The)	52	13,656

Morgan Stanley	302	20,714

S&P Global, Inc.	23	7,627

T. Rowe Price Group, Inc.	95	14,346

		96,204

Chemicals — 2.2%

Air Products and Chemicals, Inc.	38	10,427

Axalta Coating Systems Ltd. *	508	14,512

		24,939

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	93	8,967

Construction Materials — 0.8%

Vulcan Materials Co.	63	9,356

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 1.7%

American Express Co.	95	11,496

Capital One Financial Corp.	77	7,645

		19,141

Containers & Packaging — 0.4%

Ball Corp.	52	4,837

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	97	22,560

Diversified Telecommunication Services — 1.0%

Verizon Communications, Inc.	183	10,735

Electric Utilities — 2.1%

Entergy Corp.	46	4,638

NextEra Energy, Inc.	148	11,413

Xcel Energy, Inc.	110	7,301

		23,352

Electrical Equipment — 1.2%

Eaton Corp. plc	109	13,122

Entertainment — 0.9%

Walt Disney Co. (The) *	56	10,129

Equity Real Estate Investment Trusts (REITs) — 1.1%

AvalonBay Communities, Inc.	30	4,790

Ventas, Inc.	98	4,796

Vornado Realty Trust	84	3,134

		12,720

Food & Staples Retailing — 1.0%

Walmart, Inc.	76	11,006

Food Products — 0.9%

Mondelez International, Inc., Class A	182	10,662

Health Care Equipment & Supplies — 2.7%

Becton Dickinson and Co.	47	11,882

Medtronic plc	161	18,829

		30,711

Health Care Providers & Services — 3.6%

Anthem, Inc.	17	5,439

Cigna Corp.	65	13,458

Humana, Inc.	11	4,336

UnitedHealth Group, Inc.	49	17,250

		40,483

Hotels, Restaurants & Leisure — 1.6%

Las Vegas Sands Corp.	124	7,384

McDonald’s Corp.	47	10,132

		17,516

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 0.4%

Newell Brands, Inc.	215	4,563

Household Products — 1.2%

Colgate-Palmolive Co.	157	13,386

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	56	11,875

Insurance — 4.1%

Chubb Ltd.	74	11,401

Hartford Financial Services Group, Inc. (The)	227	11,130

Loews Corp.	105	4,710

Marsh & McLennan Cos., Inc.	51	5,914

MetLife, Inc.	169	7,944

Prudential Financial, Inc.	61	4,737

		45,836

Interactive Media & Services — 1.9%

Alphabet, Inc., Class C *	12	21,858

Internet & Direct Marketing Retail — 0.9%

Booking Holdings, Inc. *	2	4,141

Expedia Group, Inc.	43	5,660

		9,801

IT Services — 1.6%

Fidelity National Information Services, Inc.	67	9,517

International Business Machines Corp.	65	8,122

		17,639

Machinery — 4.5%

Dover Corp.	136	17,227

Otis Worldwide Corp.	66	4,472

Parker-Hannifin Corp.	72	19,746

Stanley Black & Decker, Inc.	52	9,275

		50,720

Media — 2.6%

Comcast Corp., Class A	423	22,178

Discovery, Inc., Class A *	224	6,738

		28,916

Multi-Utilities — 1.7%

CMS Energy Corp.	240	14,661

Public Service Enterprise Group, Inc.	74	4,296

		18,957

Oil, Gas & Consumable Fuels — 4.1%

Chevron Corp.	154	13,006

ConocoPhillips	355	14,195

EOG Resources, Inc.	229	11,424

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Phillips 66	36	2,522

Valero Energy Corp.	78	4,397

		45,544

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	348	21,557

Eli Lilly and Co.	70	11,794

Johnson & Johnson	132	20,842

Merck & Co., Inc.	101	8,238

Pfizer, Inc.	177	6,513

		68,944

Road & Rail — 2.0%

CSX Corp.	79	7,148

Kansas City Southern	74	15,051

		22,199

Semiconductors & Semiconductor Equipment — 5.3%

Analog Devices, Inc.	144	21,257

Lam Research Corp.	9	4,213

NXP Semiconductors NV (Netherlands)	74	11,769

Texas Instruments, Inc.	132	21,676

		58,915

Software — 1.8%

Microsoft Corp.	89	19,868

Specialty Retail — 5.0%

AutoZone, Inc. *	10	11,378

Home Depot, Inc. (The)	65	17,349

Lowe’s Cos., Inc.	73	11,779

TJX Cos., Inc. (The)	219	14,967

		55,473

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	69	9,144

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	100	14,209

Tobacco — 1.4%

Philip Morris International, Inc.	197	16,288

Total Common Stocks (Cost $769,988)		1,104,418

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $31,521)	31,505	31,520

Total Investments — 101.5% (Cost $801,509)		1,135,938
Liabilities in Excess of Other Assets — (1.5)%		(16,969)

NET ASSETS — 100.0%		1,118,969

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$102,610		$35,287,402	$282,569		$14,344,644
Investments in affiliates, at value	3,350		1,067,589	1,271		675,807
Options purchased, at value	—		—	—		337,242
Cash	—	(a)	99	—	(a)	—	(a)
Deposits at broker for futures contracts	—		—	—		32,034
Receivables:
Investment securities sold	—		—	13,011		1,329,251
Fund shares sold	2		122,367	727		196,218
Interest from non-affiliates	—		—	1,295		—
Dividends from non-affiliates	43		69,565	358		13,783
Dividends from affiliates	—		3	—		9
Variation margin on futures contracts	—		—	—		4,665
Prepaid expenses	—		—	—		204

Total Assets	106,005		36,547,025	299,231		16,933,857

LIABILITIES:
Payables:
Distributions	—		—	405		—
Investment securities purchased	—		8,116	10,207		2,021,216
Fund shares redeemed	6		113,670	1,224		11,827
Outstanding options written, at fair value	—		—	—		341,100
Accrued liabilities:
Investment advisory fees	36		11,965	34		2,953
Administration fees	2		1,336	1		820
Distribution fees	4		1,730	10		380
Service fees	15		4,209	52		2,708
Custodian and accounting fees	6		109	12		60
Trustees’ and Chief Compliance Officer’s fees	1		—	2		2
Other	90		986	72		153

Total Liabilities	160		142,121	12,019		2,381,219

Net Assets	$105,845		$36,404,904	$287,212		$14,552,638

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$64,846	$27,635,578	$290,127	$12,775,118
Total distributable earnings (loss)	40,999	8,769,326	(2,915)	1,777,520

Total Net Assets	$105,845	$36,404,904	$287,212	$14,552,638

Net Assets:
Class A	$7,770	$3,818,179	$20,443	$712,476
Class C	3,573	1,359,361	10,936	382,869
Class I	64,733	14,062,687	217,986	12,182,645
Class R2	—	70,167	—	—
Class R3	—	230,221	—	—
Class R4	—	160,019	—	—
Class R5	—	1,401,252	74	3,728
Class R6	29,769	15,303,018	37,773	1,270,920

Total	$105,845	$36,404,904	$287,212	$14,552,638

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	256	197,103	1,434	29,868
Class C	124	71,683	767	16,156
Class I	2,093	712,724	15,290	509,232
Class R2	—	3,640	—	—
Class R3	—	11,895	—	—
Class R4	—	8,115	—	—
Class R5	—	70,962	5	156
Class R6	969	775,620	2,650	53,006

Net Asset Value (a):
Class A — Redemption price per share	$30.30	$19.37	$14.26	$23.85
Class C — Offering price per share (b)	28.75	18.96	14.26	23.70
Class I — Offering and redemption price per share	30.93	19.73	14.26	23.92
Class R2 — Offering and redemption price per share	—	19.28	—	—
Class R3 — Offering and redemption price per share	—	19.35	—	—
Class R4 — Offering and redemption price per share	—	19.72	—	—
Class R5 — Offering and redemption price per share	—	19.75	14.25	23.96
Class R6 — Offering and redemption price per share	30.74	19.73	14.26	23.98
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.98	$20.44	$15.05	$25.17

Cost of investments in non-affiliates	$61,259	$26,001,247	$245,171	$10,576,181
Cost of investments in affiliates	3,350	1,067,536	1,271	675,807
Cost of options purchased	—	—	—	345,846
Premiums received from options written	—	—	—	334,309

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$246,948		$31,152,982		$1,665,941		$18,294,947
Investments in affiliates, at value	3,492		1,289,196		32,093		403,771
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	427		205,241		18,236		—
Cash	3		139		3		33
Deposits at broker for futures contracts	274		—		—		17,886
Receivables:
Investment securities sold	1,113		22,843		—		35,369
Fund shares sold	99		94,509		5,653		21,088
Dividends from non-affiliates	370		6,415		1,452		10,270
Dividends from affiliates	—		4		—	(a)	1
Securities lending income (See Note 2.B.)	—	(a)	40		3		—
Variation margin on futures contracts	10		—		—		1,712

Total Assets	252,736		32,771,369		1,723,381		18,785,077

LIABILITIES:
Payables:
Investment securities purchased	1,732		183,134		—		61,470
Collateral received on securities loaned (See Note 2.B.)	427		205,241		18,236		—
Fund shares redeemed	476		75,804		1,458		48,020
Accrued liabilities:
Investment advisory fees	40		10,777		513		5,788
Administration fees	1		528		74		777
Distribution fees	19		1,493		60		618
Service fees	38		3,239		119		1,024
Custodian and accounting fees	8		7		17		56
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	1		2
Other	173		220		153		546

Total Liabilities	2,914		480,443		20,631		118,301

Net Assets	$249,822		$32,290,926		$1,702,750		$18,666,776

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$202,289	$15,670,613	$1,365,288	$11,273,172
Total distributable earnings (loss)	47,533	16,620,313	337,462	7,393,604

Total Net Assets	$249,822	$32,290,926	$1,702,750	$18,666,776

Net Assets:
Class A	$51,862	$4,560,705	$139,049	$1,412,328
Class C	9,806	726,684	38,093	304,477
Class I	119,482	9,697,818	419,904	1,411,013
Class L	—	—	—	2,673,394
Class R2	2,689	142,126	14,890	252,713
Class R3	—	173,937	13	153,560
Class R4	—	133,213	11	31,016
Class R5	3,741	958,797	21,544	957,331
Class R6	62,242	15,897,646	1,069,246	11,470,944

Total	$249,822	$32,290,926	$1,702,750	$18,666,776

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,719	77,342	8,220	74,413
Class C	331	17,085	2,355	16,728
Class I	3,924	161,242	25,294	74,073
Class L	—	—	—	140,085
Class R2	90	2,532	888	13,473
Class R3	—	2,931	1	8,126
Class R4	—	2,219	1	1,631
Class R5	123	15,503	1,284	50,140
Class R6	2,041	254,584	64,174	599,401

Net Asset Value (a):
Class A — Redemption price per share	$30.17	$58.97	$16.92	$18.98
Class C — Offering price per share (b)	29.63	42.53	16.17	18.20
Class I — Offering and redemption price per share	30.45	60.14	16.60	19.05
Class L — Offering and redemption price per share	—	—	—	19.08
Class R2 — Offering and redemption price per share	29.85	56.13	16.77	18.76
Class R3 — Offering and redemption price per share	—	59.35	16.59	18.90
Class R4 — Offering and redemption price per share	—	60.04	16.94	19.02
Class R5 — Offering and redemption price per share	30.50	61.85	16.78	19.09
Class R6 — Offering and redemption price per share	30.50	62.45	16.66	19.14
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.84	$62.24	$17.86	$20.03

Cost of investments in non-affiliates	$202,360	$16,902,448	$1,304,108	$11,141,568
Cost of investments in affiliates	3,492	1,289,076	32,096	403,806
Investment securities on loan, at value (See Note 2.B.)	418	176,206	17,592	—
Cost of investment of cash collateral (See Note 2.B.)	427	205,242	18,236	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)		JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
ASSETS:
Investments in non-affiliates, at value	$1,268,470		$3,798,741		$4,904,445		$72,615		$1,104,418
Investments in affiliates, at value	19,433		13,845		28,744		2,420		31,520
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	12,910		—		—		—		—
Cash	3		29		4		—	(a)	41
Deposits at broker for futures contracts	970		—		1,836		144		—
Receivables:
Investment securities sold	—		—		7,324		—		—
Fund shares sold	1,744		12,228		1,800		338		1,903
Dividends from non-affiliates	498		2,851		4,623		60		1,195
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Tax reclaims	—		10		6		—		—
Securities lending income (See Note 2.B.)	2		—		—		—		—
Variation margin on futures contracts	58		—		159		6		—
Due from adviser	—		—		—		21		—

Total Assets	1,304,088		3,827,704		4,948,941		75,604		1,139,077

LIABILITIES:
Payables:
Due to broker for securities sold short	—		—	(a)	—		—		—
Securities sold short, at value	—		784,839		—		—		—
Dividend expense to non-affiliates on securities sold short	—		1,479		—		—		—
Investment securities purchased	—		—		9,552		182		18,697
Interest expense to non-affiliates on securities sold short	—		464		—		—		—
Collateral received on securities loaned (See Note 2.B.)	12,910		—		—		—		—
Fund shares redeemed	3,214		6,025		10,039		68		658
Accrued liabilities:
Investment advisory fees	277		1,646		809		—		325
Administration fees	54		160		165		—		45
Distribution fees	60		93		43		5		110
Service fees	86		313		70		2		184
Custodian and accounting fees	8		84		14		9		12
Trustees’ and Chief Compliance Officer’s fees	1		1		—	(a)	2		2
Other	55		331		187		6		75

Total Liabilities	16,665		795,435		20,879		274		20,108

Net Assets	$1,287,423		$3,032,269		$4,928,062		$75,330		$1,118,969

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
NET ASSETS:
Paid-in-Capital	$763,472	$1,137,486	$2,776,881	$58,275	$784,131
Total distributable earnings (loss)	523,951	1,894,783	2,151,181	17,055	334,838

Total Net Assets	$1,287,423	$3,032,269	$4,928,062	$75,330	$1,118,969

Net Assets:
Class A	$109,146	$318,497	$196,718	$15,703	$439,142
Class C	29,184	36,711	—	2,868	28,077
Class I	155,603	2,084,388	657,940	42,671	516,903
Class R2	46,255	5,345	—	—	1,738
Class R3	—	—	—	—	709
Class R4	—	—	—	—	1,380
Class R5	220,673	43,184	—	—	108
Class R6	726,562	544,144	4,073,404	14,088	130,912

Total	$1,287,423	$3,032,269	$4,928,062	$75,330	$1,118,969

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,720	13,590	6,251	309	8,041
Class C	470	1,746	—	58	579
Class I	2,400	86,809	20,668	835	8,923
Class R2	750	242	—	—	32
Class R3	—	—	—	—	12
Class R4	—	—	—	—	24
Class R5	3,465	1,783	—	—	2
Class R6	11,411	22,501	128,143	276	2,242
Net Asset Value (a):
Class A — Redemption price per share	$63.47	$23.44	$31.47	$50.74	$54.61
Class C — Offering price per share (b)	62.02	21.02	—	49.73	48.50
Class I — Offering and redemption price per share	64.84	24.01	31.83	51.11	57.93
Class R2 — Offering and redemption price per share	61.63	22.10	—	—	54.72
Class R3 — Offering and redemption price per share	—	—	—	—	57.82
Class R4 — Offering and redemption price per share	—	—	—	—	57.91
Class R5 — Offering and redemption price per share	63.69	24.22	—	—	58.37
Class R6 — Offering and redemption price per share	63.67	24.18	31.79	51.09	58.38
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$66.99	$24.74	$33.21	$53.55	$57.64

Cost of investments in non-affiliates	$771,082	$2,039,051	$2,782,006	$55,080	$769,988
Cost of investments in affiliates	19,430	13,846	28,737	2,419	31,521
Investment securities on loan, at value (See Note 2.B.)	12,768	—	—	—	—
Cost of investment of cash collateral (See Note 2.B.)	12,910	—	—	—	—
Proceeds from securities sold short	—	743,397	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$13,041	$—
Interest income from affiliates	—	—	13	—
Dividend income from non-affiliates	583	426,403	1,935	87,623
Dividend income from affiliates	3	687	3	32
Non-cash dividend income from non-affiliates	—	—	—	5,352
Income from securities lending (net) (See Note 2.B.)	— (a)	—	—	—

Total investment income	586	427,090	14,992	93,007

EXPENSES:
Investment advisory fees	239	65,070	309	14,723
Administration fees	36	7,484	93	4,275
Distribution fees:
Class A	8	4,462	21	765
Class C	12	5,020	26	1,173
Class R2	—	185	—	—
Class R3	—	248	—	—
Service fees:
Class A	8	4,462	21	765
Class C	4	1,673	9	391
Class I	74	15,303	248	12,247
Class R2	—	92	—	—
Class R3	—	248	—	—
Class R4	—	169	—	—
Class R5	—	666	— (a)	2
Custodian and accounting fees	13	561	27	141
Interest expense to affiliates	—	—	4	—
Professional fees	28	173	77	89
Trustees’ and Chief Compliance Officer’s fees	13	59	15	30
Printing and mailing costs	4	759	13	215
Registration and filing fees	33	636	65	287
Transfer agency fees (See Note 2.J.)	2	488	3	87
Other	5	286	7	115

Total expenses	479	108,044	938	35,305

Less fees waived	(88)	(493)	(178)	(223)
Less expense reimbursements	—	—	(1)	—

Net expenses	391	107,551	759	35,082

Net investment income (loss)	195	319,539	14,233	57,925

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,796	383,214	(7,684)	51,688
Investments in affiliates	(1)	340	(3)	—
Options purchased	—	—	—	(847,357)
Futures contracts	—	—	—	57,004
Options written	—	—	—	(491,313)

Net realized gain (loss)	4,795	383,554	(7,687)	(1,229,978)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	18,054	5,381,108	29,655	2,268,494
Investments in affiliates	(1)	(616)	— (a)	—
Options purchased	—	—	—	2,359
Futures contracts	—	—	—	(1,228)
Options written	—	—	—	(2,218)

Change in net unrealized appreciation/depreciation	18,053	5,380,492	29,655	2,267,407

Net realized/unrealized gains (losses)	22,848	5,764,046	21,968	1,037,429

Change in net assets resulting from operations	$23,043	$6,083,585	$36,201	$1,095,354

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$3	$—	$—
Dividend income from non-affiliates	2,151	65,311	12,010	118,697
Dividend income from affiliates	4	1,172	21	203
Non-cash dividend income from non-affiliates	876	—	—	—
Income from securities lending (net) (See Note 2.B.)	3	1,327	30	53

Total investment income	3,034	67,813	12,061	118,953

EXPENSES:
Investment advisory fees	363	63,728	2,856	33,789
Administration fees	91	7,434	536	5,529
Distribution fees:
Class A	63	5,037	158	1,842
Class C	38	2,653	129	1,087
Class R2	7	336	44	601
Class R3	—	161	— (a)	170
Service fees:
Class A	63	5,037	158	1,842
Class C	13	884	43	362
Class I	143	10,711	391	1,526
Class L	—	—	—	1,105
Class R2	3	168	22	300
Class R3	—	161	— (a)	170
Class R4	—	128	3	32
Class R5	2	452	10	447
Custodian and accounting fees	18	407	30	266
Interest expense to affiliates	—	—	—	— (a)
Professional fees	29	129	34	104
Trustees’ and Chief Compliance Officer’s fees	12	52	16	38
Printing and mailing costs	41	351	35	103
Registration and filing fees	53	434	70	142
Transfer agency fees (See Note 2.J.)	7	353	51	204
Other	8	228	19	176

Total expenses	954	98,844	4,605	49,835

Less fees waived	(217)	(11,473)	(514)	(3,165)
Less expense reimbursements	(1)	—	(8)	(44)

Net expenses	736	87,371	4,083	46,626

Net investment income (loss)	2,298	(19,558)	7,978	72,327

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,756	3,132,133	53,866	826,727
Investments in affiliates	(1)	25	(5)	(67)
Futures contracts	295	—	—	31,651

Net realized gain (loss)	10,050	3,132,158	53,861	858,311

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	33,659	4,004,166	362,071	2,761,840
Investments in affiliates	(2)	(517)	(2)	(35)
Futures contracts	38	—	—	5,543

Change in net unrealized appreciation/depreciation	33,695	4,003,649	362,069	2,767,348

Net realized/unrealized gains (losses)	43,745	7,135,807	415,930	3,625,659

Change in net assets resulting from operations	$46,043	$7,116,249	$423,908	$3,697,986

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,961	$26,755	$32,888	$456	$10,671
Dividend income from affiliates	26	19	43	2	26
Non-cash dividend income from non-affiliates	2,779	—	2,564	—	—
Income from securities lending (net) (See Note 2.B.)	27	—	—	— (a)	—

Total investment income	5,793	26,774	35,495	458	10,697

EXPENSES:
Investment advisory fees	1,811	10,532	5,816	86	1,869
Administration fees	453	1,215	1,745	22	350
Distribution fees:
Class A	131	389	248	17	593
Class C	109	180	—	10	103
Class R2	109	12	—	—	3
Class R3	—	—	—	—	1
Service fees:
Class A	131	389	248	17	593
Class C	36	60	—	3	34
Class I	188	2,807	760	48	328
Class L (b)	—	—	2	—	—
Class R2	55	6	—	—	2
Class R3	—	—	—	—	1
Class R4	—	—	—	—	1
Class R5	103	21	—	—	— (a)
Custodian and accounting fees	22	66	77	15	16
Interest expense to affiliates	—	1	—	—	—
Professional fees	35	49	50	50	37
Trustees’ and Chief Compliance Officer’s fees	15	18	19	15	16
Printing and mailing costs	15	44	11	11	30
Registration and filing fees	46	68	27	27	52
Transfer agency fees (See Note 2.J.)	28	48	31	2	81
Dividend expense to non-affiliates on securities sold short	—	11,811	—	—	—
Interest expense to non-affiliates on securities sold short	—	2,594	—	—	—
Other	14	43	52	4	14

Total expenses	3,301	30,353	9,086	327	4,124

Less fees waived	(403)	(2,059)	(2,648)	(168)	(423)
Less expense reimbursements	—	(2)	— (a)	(22)	(2)

Net expenses	2,898	28,292	6,438	137	3,699

Net investment income (loss)	2,895	(1,518)	29,057	321	6,998

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	72,573	568,497	132,058	135	14,154
Investments in affiliates	(3)	(3)	(18)	(1)	9
Futures contracts	1,902	722	5,905	99	—
Securities sold short	—	(57,610)	—	—	—

Net realized gain (loss)	74,472	511,606	137,945	233	14,163

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	154,751	296,077	790,338	10,167	168,062
Investments in affiliates	(7)	(5)	— (a)	1	(19)
Futures contracts	249	24	(389)	19	—
Securities sold short	—	(109,650)	—	—	—

Change in net unrealized appreciation/depreciation	154,993	186,446	789,949	10,187	168,043

Net realized/unrealized gains (losses)	229,465	698,052	927,894	10,420	182,206

Change in net assets resulting from operations	$232,360	$696,534	$956,951	$10,741	$189,204

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$195	$790	$319,539	$603,430
Net realized gain (loss)	4,795	11,963	383,554	(525,251)
Change in net unrealized appreciation/depreciation	18,053	(8,470)	5,380,492	(2,030,903)

Change in net assets resulting from operations	23,043	4,283	6,083,585	(1,952,724)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(862)	(962)	(29,694)	(100,496)
Class C	(403)	(540)	(7,941)	(36,790)
Class I	(7,180)	(10,258)	(117,324)	(324,790)
Class R2	—	—	(511)	(2,344)
Class R3	—	—	(1,689)	(4,859)
Class R4	—	—	(1,294)	(2,895)
Class R5	—	—	(13,541)	(46,903)
Class R6	(3,356)	(4,735)	(146,073)	(394,174)

Total distributions to shareholders	(11,801)	(16,495)	(318,067)	(913,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,549	(9,562)	1,084,449	8,758,465

NET ASSETS:
Change in net assets	20,791	(21,774)	6,849,967	5,892,490
Beginning of period	85,054	106,828	29,554,937	23,662,447

End of period	$105,845	$85,054	$36,404,904	$29,554,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,233	$13,512	$57,925	$103,479
Net realized gain (loss)	(7,687)	(29,238)	(1,229,978)	(469,890)
Change in net unrealized appreciation/depreciation	29,655	4,460	2,267,407	902,244

Change in net assets resulting from operations	36,201	(11,266)	1,095,354	535,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(942)	(857)	(3,547)	(3,986)
Class C	(377)	(258)	(1,096)	(836)
Class I	(11,401)	(12,367)	(69,581)	(62,588)
Class R5	(2)	(2)	(27)	(32)
Class R6	(1,513)	(39)	(8,717)	(8,633)

Total distributions to shareholders	(14,235)	(13,523)	(82,968)	(76,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	73,516	162,286	4,798,660	3,226,028

NET ASSETS:
Change in net assets	95,482	137,497	5,811,046	3,685,786
Beginning of period	191,730	54,233	8,741,592	5,055,806

End of period	$287,212	$191,730	$14,552,638	$8,741,592

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,298	$15,342	$(19,558)	$50,317
Net realized gain (loss)	10,050	46,835	3,132,158	1,883,835
Change in net unrealized appreciation/depreciation	33,695	(120,484)	4,003,649	3,286,948

Change in net assets resulting from operations	46,043	(58,307)	7,116,249	5,221,100

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,492)	(5,592)	(229,243)	(307,305)
Class C	(275)	(1,365)	(49,805)	(82,111)
Class I	(3,522)	(54,344)	(484,046)	(568,389)
Class R2	(79)	(314)	(7,546)	(16,104)
Class R3	—	—	(8,542)	(7,619)
Class R4	—	—	(6,602)	(2,550)
Class R5	(120)	(3,383)	(48,291)	(83,447)
Class R6	(1,925)	(11,681)	(774,029)	(964,234)

Total distributions to shareholders	(7,413)	(76,679)	(1,608,104)	(2,031,759)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,574)	(586,626)	3,517,615	4,163,215

NET ASSETS:
Change in net assets	(5,944)	(721,612)	9,025,760	7,352,556
Beginning of period	255,766	977,378	23,265,166	15,912,610

End of period	$249,822	$255,766	$32,290,926	$23,265,166

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,978	$24,035	$72,327	$156,956
Net realized gain (loss)	53,861	(22,822)	858,311	1,074,096
Change in net unrealized appreciation/depreciation	362,069	(109,305)	2,767,348	588,905

Change in net assets resulting from operations	423,908	(108,092)	3,697,986	1,819,957

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(545)	(2,660)	(80,700)	(161,648)
Class C	(69)	(354)	(17,527)	(26,242)
Class I	(1,902)	(4,022)	(82,454)	(97,817)
Class L	—	—	(157,734)	(142,043)
Class R2	(42)	(207)	(14,651)	(21,799)
Class R3	— (a)	— (a)	(8,514)	(11,145)
Class R4	— (a)	(193)	(1,776)	(2,149)
Class R5	(125)	(425)	(56,320)	(80,738)
Class R6	(6,434)	(15,475)	(671,569)	(925,117)

Total distributions to shareholders	(9,117)	(23,336)	(1,091,245)	(1,468,698)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,962	(19,703)	1,121,273	286,006

NET ASSETS:
Change in net assets	442,753	(151,131)	3,728,014	637,265
Beginning of period	1,259,997	1,411,128	14,938,762	14,301,497

End of period	$1,702,750	$1,259,997	$18,666,776	$14,938,762

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,895	$16,629	$(1,518)	$16,065
Net realized gain (loss)	74,472	88,286	511,606	1,461,601
Change in net unrealized appreciation/depreciation	154,993	54,387	186,446	(1,045,105)

Change in net assets resulting from operations	232,360	159,302	696,534	432,561

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,875)	(12,262)	(77,084)	(110,686)
Class C	(2,514)	(4,180)	(9,299)	(22,436)
Class I	(13,950)	(18,221)	(515,371)	(858,499)
Class R2	(4,145)	(5,271)	(1,244)	(1,126)
Class R5	(20,231)	(23,132)	(9,627)	(20,316)
Class R6	(67,081)	(73,479)	(147,178)	(161,893)

Total distributions to shareholders	(117,796)	(136,545)	(759,803)	(1,174,956)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,477	(56,713)	45,232	(2,626,307)

NET ASSETS:
Change in net assets	173,041	(33,956)	(18,037)	(3,368,702)
Beginning of period	1,114,382	1,148,338	3,050,306	6,419,008

End of period	$1,287,423	$1,114,382	$3,032,269	$3,050,306

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,057	$79,253	$321	$428
Net realized gain (loss)	137,945	809,145	233	253
Change in net unrealized appreciation/depreciation	789,949	(499,565)	10,187	2,768

Change in net assets resulting from operations	956,951	388,833	10,741	3,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,821)	(21,842)	(235)	(858)
Class C	—	—	(30)	(204)
Class I	(21,943)	(23,849)	(711)	(1,447)
Class L (a)	—	(45,099)	—	—
Class R6 (b)	(137,962)	(463,809)	(247)	—

Total distributions to shareholders	(166,726)	(554,599)	(1,223)	(2,509)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(226,927)	(1,284,816)	25,112	9,075

NET ASSETS:
Change in net assets	563,298	(1,450,582)	34,630	10,015
Beginning of period	4,364,764	5,815,346	40,700	30,685

End of period	$4,928,062	$4,364,764	$75,330	$40,700

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,998	$11,575
Net realized gain (loss)	14,163	1,992
Change in net unrealized appreciation/depreciation	168,043	(46,631)

Change in net assets resulting from operations	189,204	(33,064)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,480)	(19,342)
Class C	(535)	(1,019)
Class I	(7,655)	(3,705)
Class R2	(28)	(16)
Class R3	(12)	(2)
Class R4	(23)	(12)
Class R5	(2)	(3)
Class R6	(2,795)	(2,189)

Total distributions to shareholders	(19,530)	(26,288)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	222,441	133,703

NET ASSETS:
Change in net assets	392,115	74,351
Beginning of period	726,854	652,503

End of period	$1,118,969	$726,854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,653	$2,181	$583,020	$1,164,544
Distributions reinvested	862	962	27,674	95,360
Cost of shares redeemed	(1,200)	(2,204)	(659,311)	(977,172)

Change in net assets resulting from Class A capital transactions	1,315	939	(48,617)	282,732

Class C
Proceeds from shares issued	41	409	86,241	366,152
Distributions reinvested	403	540	7,278	32,079
Cost of shares redeemed	(405)	(490)	(321,337)	(334,932)

Change in net assets resulting from Class C capital transactions	39	459	(227,818)	63,299

Class I
Proceeds from shares issued	353	4,205	2,507,641	5,501,467
Distributions reinvested	7,180	10,183	105,388	291,290
Cost of shares redeemed	(2,116)	(30,218)	(1,432,422)	(3,044,873)

Change in net assets resulting from Class I capital transactions	5,417	(15,830)	1,180,607	2,747,884

Class R2
Proceeds from shares issued	—	—	6,639	23,230
Distributions reinvested	—	—	500	2,243
Cost of shares redeemed	—	—	(22,334)	(40,287)

Change in net assets resulting from Class R2 capital transactions	—	—	(15,195)	(14,814)

Class R3
Proceeds from shares issued	—	—	49,993	92,006
Distributions reinvested	—	—	1,362	4,162
Cost of shares redeemed	—	—	(26,021)	(46,297)

Change in net assets resulting from Class R3 capital transactions	—	—	25,334	49,871

Class R4
Proceeds from shares issued	—	—	44,763	71,534
Distributions reinvested	—	—	1,294	2,895
Cost of shares redeemed	—	—	(16,768)	(23,816)

Change in net assets resulting from Class R4 capital transactions	—	—	29,289	50,613

Class R5
Proceeds from shares issued	—	—	150,733	478,990
Distributions reinvested	—	—	13,143	44,948
Cost of shares redeemed	—	—	(228,288)	(593,726)

Change in net assets resulting from Class R5 capital transactions	—	—	(64,412)	(69,788)

Class R6
Proceeds from shares issued	1,335	7,519	2,441,048	7,465,340
Subscriptions in-kind (See Note 9)	—	—	—	48,418
Distributions reinvested	3,353	4,735	139,482	377,452
Cost of shares redeemed	(1,910)	(7,384)	(2,375,269)	(2,242,542)

Change in net assets resulting from Class R6 capital transactions	2,778	4,870	205,261	5,648,668

Total change in net assets resulting from capital transactions	$9,549	$(9,562)	$1,084,449	$8,758,465

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	54	79	32,819	67,608
Reinvested	29	35	1,540	5,373
Redeemed	(40)	(84)	(36,681)	(57,395)

Change in Class A Shares	43	30	(2,322)	15,586

Class C
Issued	— (a)	17	4,914	21,351
Reinvested	15	21	412	1,838
Redeemed	(14)	(21)	(18,673)	(20,307)

Change in Class C Shares	1	17	(13,347)	2,882

Class I
Issued	13	143	137,311	317,929
Reinvested	239	366	5,752	16,183
Redeemed	(69)	(1,079)	(79,735)	(181,493)

Change in Class I Shares	183	(570)	63,328	152,619

Class R2
Issued	—	—	376	1,382
Reinvested	—	—	28	126
Redeemed	—	—	(1,236)	(2,304)

Change in Class R2 Shares	—	—	(832)	(796)

Class R3
Issued	—	—	2,783	5,236
Reinvested	—	—	76	235
Redeemed	—	—	(1,468)	(2,666)

Change in Class R3 Shares	—	—	1,391	2,805

Class R4
Issued	—	—	2,525	3,947
Reinvested	—	—	70	162
Redeemed	—	—	(918)	(1,344)

Change in Class R4 Shares	—	—	1,677	2,765

Class R5
Issued	—	—	8,252	26,787
Reinvested	—	—	718	2,489
Redeemed	—	—	(12,420)	(33,212)

Change in Class R5 Shares	—	—	(3,450)	(3,936)

Class R6
Issued	44	264	133,993	418,476
Subscriptions in-kind (See Note 9)	—	—	—	2,637
Reinvested	112	170	7,625	21,032
Redeemed	(64)	(290)	(132,656)	(128,412)

Change in Class R6 Shares	92	144	8,962	313,733

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,048	$25,022	$306,428	$495,566
Distributions reinvested	892	852	3,523	3,972
Cost of shares redeemed	(8,983)	(11,252)	(123,626)	(348,671)

Change in net assets resulting from Class A capital transactions	5,957	14,622	186,325	150,867

Class C
Proceeds from shares issued	5,957	5,247	133,641	128,940
Distributions reinvested	372	254	1,095	835
Cost of shares redeemed	(736)	(238)	(25,353)	(56,070)

Change in net assets resulting from Class C capital transactions	5,593	5,263	109,383	73,705

Class I
Proceeds from shares issued	84,586	165,512	5,399,192	5,474,198
Distributions reinvested	11,302	12,358	67,176	59,927
Cost of shares redeemed	(69,712)	(36,261)	(1,292,098)	(2,956,713)

Change in net assets resulting from Class I capital transactions	26,176	141,609	4,174,270	2,577,412

Class R5
Proceeds from shares issued	49	—	740	1,405
Distributions reinvested	2	2	27	32
Cost of shares redeemed	—	—	(302)	(550)

Change in net assets resulting from Class R5 capital transactions	51	2	465	887

Class R6
Proceeds from shares issued	37,049	939	520,546	755,421
Distributions reinvested	30	25	3,937	3,351
Cost of shares redeemed	(1,340)	(174)	(196,266)	(335,615)

Change in net assets resulting from Class R6 capital transactions	35,739	790	328,217	423,157

Total change in net assets resulting from capital transactions	$73,516	$162,286	$4,798,660	$3,226,028

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,019	1,779	13,379	23,862
Reinvested	65	66	152	190
Redeemed	(646)	(857)	(5,347)	(17,011)

Change in Class A Shares	438	988	8,184	7,041

Class C
Issued	431	362	5,845	6,200
Reinvested	27	19	48	40
Redeemed	(54)	(19)	(1,109)	(2,757)

Change in Class C Shares	404	362	4,784	3,483

Class I
Issued	6,142	11,688	234,803	261,714
Reinvested	823	917	2,880	2,858
Redeemed	(5,053)	(2,849)	(55,775)	(145,069)

Change in Class I Shares	1,912	9,756	181,908	119,503

Class R5
Issued	3	—	33	66
Reinvested	— (a)	1	1	2
Redeemed	—	—	(13)	(26)

Change in Class R5 Shares	3	1	21	42

Class R6
Issued	2,692	64	22,531	36,462
Reinvested	2	2	168	159
Redeemed	(97)	(14)	(8,474)	(16,768)

Change in Class R6 Shares	2,597	52	14,225	19,853

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,519	$6,903	$939,227	$1,093,424
Distributions reinvested	1,429	5,106	209,955	290,772
Cost of shares redeemed	(10,792)	(23,459)	(640,641)	(1,019,134)

Change in net assets resulting from Class A capital transactions	(5,844)	(11,450)	508,541	365,062

Class C
Proceeds from shares issued	564	567	147,576	194,307
Distributions reinvested	271	1,288	45,342	64,738
Cost of shares redeemed	(3,628)	(7,152)	(301,411)	(147,910)

Change in net assets resulting from Class C capital transactions	(2,793)	(5,297)	(108,493)	111,135

Class I
Proceeds from shares issued	4,148	134,333	1,952,293	2,721,471
Distributions reinvested	3,498	54,229	446,730	522,530
Cost of shares redeemed	(20,506)	(689,651)	(1,423,479)	(1,843,411)

Change in net assets resulting from Class I capital transactions	(12,860)	(501,089)	975,544	1,400,590

Class R2
Proceeds from shares issued	201	765	22,963	36,135
Distributions reinvested	72	218	7,039	13,984
Cost of shares redeemed	(658)	(2,045)	(32,702)	(83,183)

Change in net assets resulting from Class R2 capital transactions	(385)	(1,062)	(2,700)	(33,064)

Class R3
Proceeds from shares issued	—	—	78,272	51,615
Distributions reinvested	—	—	5,581	4,020
Cost of shares redeemed	—	—	(23,539)	(23,556)

Change in net assets resulting from Class R3 capital transactions	—	—	60,314	32,079

Class R4
Proceeds from shares issued	—	—	59,311	49,115
Distributions reinvested	—	—	6,602	2,550
Cost of shares redeemed	—	—	(15,685)	(6,458)

Change in net assets resulting from Class R4 capital transactions	—	—	50,228	45,207

Class R5
Proceeds from shares issued	306	2,988	116,993	172,183
Distributions reinvested	120	3,383	46,287	78,312
Cost of shares redeemed	(1,647)	(48,472)	(166,386)	(278,117)

Change in net assets resulting from Class R5 capital transactions	(1,221)	(42,101)	(3,106)	(27,622)

Class R6
Proceeds from shares issued	4,296	55,961	3,033,803	3,367,122
Distributions reinvested	1,924	11,672	744,667	931,375
Cost of shares redeemed	(27,691)	(93,260)	(1,741,183)	(2,028,669)

Change in net assets resulting from Class R6 capital transactions	(21,471)	(25,627)	2,037,287	2,269,828

Total change in net assets resulting from capital transactions	$(44,574)	$(586,626)	$3,517,615	$4,163,215

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	128	238	16,850	26,425
Reinvested	51	173	3,665	7,477
Redeemed	(391)	(800)	(11,459)	(24,532)

Change in Class A Shares	(212)	(389)	9,056	9,370

Class C
Issued	20	22	3,592	6,347
Reinvested	10	44	1,097	2,250
Redeemed	(134)	(250)	(7,411)	(4,817)

Change in Class C Shares	(104)	(184)	(2,722)	3,780

Class I
Issued	148	4,400	34,498	64,836
Reinvested	123	1,759	7,640	13,208
Redeemed	(741)	(23,872)	(25,199)	(44,234)

Change in Class I Shares	(470)	(17,713)	16,939	33,810

Class R2
Issued	8	25	430	906
Reinvested	2	8	129	376
Redeemed	(24)	(72)	(611)	(2,121)

Change in Class R2 Shares	(14)	(39)	(52)	(839)

Class R3
Issued	—	—	1,390	1,251
Reinvested	—	—	97	103
Redeemed	—	—	(420)	(568)

Change in Class R3 Shares	—	—	1,067	786

Class R4
Issued	—	—	1,053	1,166
Reinvested	—	—	113	64
Redeemed	—	—	(273)	(157)

Change in Class R4 Shares	—	—	893	1,073

Class R5
Issued	11	101	2,001	3,989
Reinvested	4	110	770	1,927
Redeemed	(59)	(1,585)	(2,832)	(6,525)

Change in Class R5 Shares	(44)	(1,374)	(61)	(609)

Class R6
Issued	154	1,871	51,219	77,205
Reinvested	68	394	12,253	22,702
Redeemed	(1,044)	(3,593)	(29,382)	(47,053)

Change in Class R6 Shares	(822)	(1,328)	34,090	52,854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,494	$138,275	$236,861	$715,588
Distributions reinvested	532	2,618	75,171	154,154
Cost of shares redeemed	(27,819)	(156,095)	(1,037,380)	(605,447)

Change in net assets resulting from Class A capital transactions	(16,793)	(15,202)	(725,348)	264,295

Class C
Proceeds from shares issued	2,424	3,402	35,967	40,488
Distributions reinvested	68	344	17,125	24,891
Cost of shares redeemed	(7,936)	(20,436)	(68,144)	(84,646)

Change in net assets resulting from Class C capital transactions	(5,444)	(16,690)	(15,052)	(19,267)

Class I
Proceeds from shares issued	117,307	187,035	296,138	295,219
Distributions reinvested	1,892	4,008	78,692	94,363
Cost of shares redeemed	(53,035)	(206,607)	(185,016)	(492,924)

Change in net assets resulting from Class I capital transactions	66,164	(15,564)	189,814	(103,342)

Class L
Proceeds from shares issued	—	—	1,281,829	269,061
Distributions reinvested	—	—	150,300	124,874
Cost of shares redeemed	—	—	(361,583)	(663,087)

Change in net assets resulting from Class L capital transactions	—	—	1,070,546	(269,152)

Class R2
Proceeds from shares issued	989	4,111	20,002	28,578
Distributions reinvested	42	196	14,554	21,162
Cost of shares redeemed	(8,925)	(6,217)	(35,266)	(82,008)

Change in net assets resulting from Class R2 capital transactions	(7,894)	(1,910)	(710)	(32,268)

Class R3
Proceeds from shares issued	— (a)	— (a)	26,670	27,510
Distributions reinvested	— (a)	— (a)	7,561	10,063
Cost of shares redeemed	(9)	— (a)	(19,442)	(33,612)

Change in net assets resulting from Class R3 capital transactions	(9)	— (a)	14,789	3,961

Class R4
Proceeds from shares issued	179	1,815	5,422	4,496
Distributions reinvested	— (a)	192	1,776	2,149
Cost of shares redeemed	(12,452)	(3,474)	(1,640)	(8,139)

Change in net assets resulting from Class R4 capital transactions	(12,273)	(1,467)	5,558	(1,494)

Class R5
Proceeds from shares issued	1,531	7,109	56,835	78,859
Distributions reinvested	124	420	52,275	73,591
Cost of shares redeemed	(4,366)	(17,058)	(106,928)	(194,808)

Change in net assets resulting from Class R5 capital transactions	(2,711)	(9,529)	2,182	(42,358)

Class R6
Proceeds from shares issued	72,569	166,602	1,313,627	1,785,782
Subscriptions in-kind (See Note 9)	—	—	—	45,414
Distributions reinvested	6,433	15,432	665,216	919,240
Cost of shares redeemed	(72,080)	(141,375)	(1,399,349)	(2,264,805)

Change in net assets resulting from Class R6 capital transactions	6,922	40,659	579,494	485,631

Total change in net assets resulting from capital transactions	$27,962	$(19,703)	$1,121,273	$286,006

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	711	10,104	13,237	46,733
Reinvested	36	196	4,098	9,829
Redeemed	(1,911)	(11,819)	(58,192)	(39,445)

Change in Class A Shares	(1,164)	(1,519)	(40,857)	17,117

Class C
Issued	167	262	2,045	2,740
Reinvested	5	26	974	1,647
Redeemed	(592)	(1,590)	(3,902)	(5,697)

Change in Class C Shares	(420)	(1,302)	(883)	(1,310)

Class I
Issued	7,945	14,482	16,125	18,972
Reinvested	127	306	4,275	5,999
Redeemed	(3,790)	(15,555)	(10,168)	(31,630)

Change in Class I Shares	4,282	(767)	10,232	(6,659)

Class L
Issued	—	—	71,256	17,663
Reinvested	—	—	8,148	7,922
Redeemed	—	—	(19,643)	(42,694)

Change in Class L Shares	—	—	59,761	(17,109)

Class R2
Issued	71	326	1,126	1,874
Reinvested	3	15	803	1,363
Redeemed	(596)	(468)	(1,964)	(5,292)

Change in Class R2 Shares	(522)	(127)	(35)	(2,055)

Class R3
Issued	— (a)	— (a)	1,479	1,723
Reinvested	— (a)	— (a)	414	644
Redeemed	— (a)	— (a)	(1,072)	(2,144)

Change in Class R3 Shares	— (a)	— (a)	821	223

Class R4
Issued	14	134	292	290
Reinvested	— (a)	14	97	137
Redeemed	(942)	(250)	(90)	(534)

Change in Class R4 Shares	(928)	(102)	299	(107)

Class R5
Issued	108	542	3,091	5,056
Reinvested	8	32	2,833	4,669
Redeemed	(301)	(1,286)	(5,920)	(12,468)

Change in Class R5 Shares	(185)	(712)	4	(2,743)

Class R6
Issued	5,294	12,775	72,329	113,479
Subscriptions in-kind (See Note 9)	—	—	—	2,771
Reinvested	436	1,189	35,953	58,213
Redeemed	(5,087)	(10,425)	(76,207)	(143,075)

Change in Class R6 Shares	643	3,539	32,075	31,388

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,968	$18,251	$55,299	$82,531
Distributions reinvested	7,327	8,614	71,308	107,818
Cost of shares redeemed	(16,067)	(40,642)	(64,657)	(536,310)

Change in net assets resulting from Class A capital transactions	5,228	(13,777)	61,950	(345,961)

Class C
Proceeds from shares issued	1,175	2,490	2,694	7,465
Distributions reinvested	2,298	3,299	9,039	19,111
Cost of shares redeemed	(8,518)	(10,656)	(35,569)	(60,945)

Change in net assets resulting from Class C capital transactions	(5,045)	(4,867)	(23,836)	(34,369)

Class I
Proceeds from shares issued	6,625	21,569	122,808	542,564
Distributions reinvested	12,855	16,565	497,011	811,087
Cost of shares redeemed	(20,205)	(61,865)	(696,915)	(3,344,154)

Change in net assets resulting from Class I capital transactions	(725)	(23,731)	(77,096)	(1,990,503)

Class R2
Proceeds from shares issued	6,329	10,855	324	1,116
Distributions reinvested	4,130	5,051	1,205	808
Cost of shares redeemed	(8,592)	(21,173)	(546)	(1,967)

Change in net assets resulting from Class R2 capital transactions	1,867	(5,267)	983	(43)

Class R5
Proceeds from shares issued	16,841	22,564	2,298	15,058
Distributions reinvested	20,215	23,131	9,489	20,259
Cost of shares redeemed	(25,458)	(53,596)	(6,401)	(84,259)

Change in net assets resulting from Class R5 capital transactions	11,598	(7,901)	5,386	(48,942)

Class R6
Proceeds from shares issued	25,858	41,741	108,945	91,207
Distributions reinvested	61,717	68,077	112,990	113,531
Cost of shares redeemed	(42,021)	(110,988)	(144,090)	(411,227)

Change in net assets resulting from Class R6 capital transactions	45,554	(1,170)	77,845	(206,489)

Total change in net assets resulting from capital transactions	$58,477	$(56,713)	$45,232	$(2,626,307)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	225	335	2,069	3,532
Reinvested	119	160	3,151	4,576
Redeemed	(255)	(754)	(2,521)	(21,865)

Change in Class A Shares	89	(259)	2,699	(13,757)

Class C
Issued	19	47	112	340
Reinvested	38	63	446	873
Redeemed	(142)	(203)	(1,419)	(2,792)

Change in Class C Shares	(85)	(93)	(861)	(1,579)

Class I
Issued	102	377	4,527	22,659
Reinvested	204	300	21,400	33,851
Redeemed	(312)	(1,107)	(26,524)	(138,788)

Change in Class I Shares	(6)	(430)	(597)	(82,278)

Class R2
Issued	102	204	14	49
Reinvested	69	96	56	36
Redeemed	(140)	(397)	(22)	(90)

Change in Class R2 Shares	31	(97)	48	(5)

Class R5
Issued	264	412	84	639
Reinvested	326	425	405	840
Redeemed	(403)	(983)	(232)	(3,482)

Change in Class R5 Shares	187	(146)	257	(2,003)

Class R6
Issued	403	784	3,957	3,578
Reinvested	993	1,251	4,828	4,714
Redeemed	(644)	(1,980)	(5,799)	(16,836)

Change in Class R6 Shares	752	55	2,986	(8,544)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,091	$56,324	$2,753	$3,668
Distributions reinvested	6,785	21,732	226	837
Cost of shares redeemed	(66,619)	(97,073)	(673)	(4,213)

Change in net assets resulting from Class A capital transactions	(19,743)	(19,017)	2,306	292

Class C
Proceeds from shares issued	—	—	290	266
Distributions reinvested	—	—	30	187
Cost of shares redeemed	—	—	(665)	(725)

Change in net assets resulting from Class C capital transactions	—	—	(345)	(272)

Class I
Proceeds from shares issued	81,680	49,261	24,147	12,036
Distributions reinvested	15,314	23,349	688	1,446
Cost of shares redeemed	(112,140)	(94,822)	(15,504)	(4,427)
Conversion from Class L Shares	368,073	—	—	—

Change in net assets resulting from Class I capital transactions	352,927	(22,212)	9,331	9,055

Class L (a)
Proceeds from shares issued	534	76,268	—	—
Distributions reinvested	—	26,507	—	—
Cost of shares redeemed	(28,170)	(125,628)	—	—
Conversion to Class I Shares	(368,073)	—	—	—

Change in net assets resulting from Class L capital transactions	(395,709)	(22,853)	—	—

Class R6 (b)
Proceeds from shares issued	127,769	898,953	13,834	—
Distributions reinvested	137,563	462,987	247	—
Cost of shares redeemed	(429,734)	(1,245,965)	(261)	—
Redemptions in-kind (See Note 8)	—	(1,336,709)	—	—

Change in net assets resulting from Class R6 capital transactions	(164,402)	(1,220,734)	13,820	—

Total change in net assets resulting from capital transactions	$(226,927)	$(1,284,816)	$25,112	$9,075

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,383	2,164	58	90
Reinvested	223	890	4	20
Redeemed	(2,248)	(3,751)	(14)	(108)

Change in Class A Shares	(642)	(697)	48	2

Class C
Issued	—	—	6	8
Reinvested	—	—	1	4
Redeemed	—	—	(15)	(18)

Change in Class C Shares	—	—	(8)	(6)

Class I
Issued	2,844	1,907	513	295
Reinvested	498	945	14	33
Redeemed	(3,852)	(3,638)	(313)	(108)
Conversion from Class L Shares	13,572	—	—	—

Change in Class I Shares	13,062	(786)	214	220

Class L (a)
Issued	20	3,031	—	—
Reinvested	—	1,075	—	—
Redeemed	(1,046)	(4,779)	—	—
Conversion to Class I Shares	(13,599)	—	—	—

Change in Class L Shares	(14,625)	(673)	—	—

Class R6 (b)
Issued	4,285	35,010	276	—
Reinvested	4,479	18,774	5	—
Redeemed	(14,364)	(46,532)	(5)	—
Redemptions in-kind (See Note 8)	—	(52,834)	—	—

Change in Class R6 Shares	(5,600)	(45,582)	276	—

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,154	$103,634
Distributions reinvested	8,162	18,821
Cost of shares redeemed	(167,084)	(69,860)

Change in net assets resulting from Class A capital transactions	(137,768)	52,595

Class C
Proceeds from shares issued	2,930	9,193
Distributions reinvested	459	848
Cost of shares redeemed	(6,607)	(6,721)

Change in net assets resulting from Class C capital transactions	(3,218)	3,320

Class I
Proceeds from shares issued	345,772	75,806
Distributions reinvested	7,299	3,345
Cost of shares redeemed	(25,895)	(33,791)

Change in net assets resulting from Class I capital transactions	327,176	45,360

Class R2
Proceeds from shares issued	555	1,202
Distributions reinvested	28	16
Cost of shares redeemed	(199)	(111)

Change in net assets resulting from Class R2 capital transactions	384	1,107

Class R3
Proceeds from shares issued	224	400
Distributions reinvested	7	2
Cost of shares redeemed	(24)	— (a)

Change in net assets resulting from Class R3 capital transactions	207	402

Class R4
Proceeds from shares issued	133	1,340
Distributions reinvested	23	12
Cost of shares redeemed	(149)	(38)

Change in net assets resulting from Class R4 capital transactions	7	1,314

Class R5
Proceeds from shares issued	15	71
Distributions reinvested	2	3
Cost of shares redeemed	(10)	(55)

Change in net assets resulting from Class R5 capital transactions	7	19

Class R6
Proceeds from shares issued	176,474	48,377
Distributions reinvested	2,663	2,097
Cost of shares redeemed	(17,484)	(20,888)
Redemptions in-kind (See Note 8)	(126,007)	—

Change in net assets resulting from Class R6 capital transactions	35,646	29,586

Total change in net assets resulting from capital transactions	$222,441	$133,703

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	434	2,118
Reinvested	156	373
Redeemed	(3,452)	(1,432)

Change in Class A Shares	(2,862)	1,059

Class C
Issued	67	209
Reinvested	10	19
Redeemed	(150)	(160)

Change in Class C Shares	(73)	68

Class I
Issued	6,481	1,616
Reinvested	129	64
Redeemed	(485)	(675)

Change in Class I Shares	6,125	1,005

Class R2
Issued	11	24
Reinvested	1	— (a)
Redeemed	(4)	(2)

Change in Class R2 Shares	8	22

Class R3
Issued	5	7
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R3 Shares	4	7

Class R4
Issued	3	24
Reinvested	— (a)	— (a)
Redeemed	(3)	(1)

Change in Class R4 Shares	— (a)	23

Class R5
Issued	— (a)	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	(1)

Change in Class R5 Shares	— (a)	1

Class R6
Issued	3,359	915
Reinvested	48	39
Redeemed	(330)	(395)
Redemptions in-kind (See Note 8)	(2,169)	—

Change in Class R6 Shares	908	559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$696,534

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(1,238,718)
Proceeds from disposition of investment securities	2,213,368
Covers of investment securities sold short	(757,290)
Proceeds from investment securities sold short	481,645
Purchases of short-term investments — affiliates, net	21,808
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(296,077)
Change in unrealized (appreciation)/depreciation on investments in affiliates	5
Change in unrealized (appreciation)/depreciation on investment securities sold short	109,650
Net realized (gain)/loss on investments in non-affiliates	(568,497)
Net realized (gain)/loss on investments in affiliates	3
Net realized (gain)/loss on securities sold short	57,610
Decrease in interest receivable from non-affiliates	279
Decrease in dividends receivable from non-affiliates	811
Increase in tax reclaims receivable	(4)
Decrease in variation margin receivable	26
Increase in dividend expense to non-affiliates on securities sold short	408
Increase in interest expense to non-affiliates on securities sold short	464
Increase in investment advisory fees payable	76
Increase in administration fees payable	14
Decrease in distribution fees payable	(24)
Increase in service fees payable	5
Decrease in custodian and accounting fees payable	(25)
Decrease in registration fees payable	(96)
Decrease in audit fees payable	(38)
Decrease in printing and mailing cost payable	(172)
Increase in Trustees’ and Chief Compliance Officer’s fees payable	1
Increase in other accrued expenses payable	292

Net cash provided (used) by operating activities	722,058

Cash flows provided (used) by financing activities:
Proceeds from shares issued	280,837
Payment for shares redeemed	(944,496)
Cash distributions paid to shareholders (net of reinvestments of $701,042)	(58,761)

Net cash provided (used) by financing activities	(722,420)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	(362)
Restricted and unrestricted cash and deposits at broker at beginning of period	391

Restricted and unrestricted cash and deposits at broker at end of period	$29

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2020 the Fund paid approximately $2,131,000 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and deposits at broker at the end of period to the Statement of Assets and Liabilities:

	June 30, 2020	December 31, 2020
Cash	$23	$29
Deposits at broker:
Futures contracts	368	—

	$391	$29

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$26.88	$0.02	$7.16	$7.18	$(0.11)	$(3.65)	$(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)

Class C
Six Months Ended December 31, 2020 (Unaudited)	25.63	(0.05)	6.82	6.77	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)

Class I
Six Months Ended December 31, 2020 (Unaudited)	27.38	0.06	7.30	7.36	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	27.25	0.10	7.27	7.37	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.30	27.22%	$7,770	1.09%	0.13%	1.29%	17%
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45

28.75	26.95	3,573	1.59	(0.37)	1.78	17
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45

30.93	27.40	64,733	0.84	0.38	1.03	17
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45

30.74	27.57	29,769	0.59	0.63	0.78	17
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.22	$0.15	$3.15	$3.30	$(0.15)	$—	$(0.15)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	0.35	0.60	(0.25)	(0.11)	(0.36)

Class C
Six Months Ended December 31, 2020 (Unaudited)	15.88	0.10	3.09	3.19	(0.11)	—	(0.11)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	0.35	0.53	(0.20)	(0.11)	(0.31)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.52	0.17	3.21	3.38	(0.17)	—	(0.17)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	0.37	0.65	(0.28)	(0.11)	(0.39)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	16.14	0.12	3.15	3.27	(0.13)	—	(0.13)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	0.35	0.56	(0.22)	(0.11)	(0.33)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	16.21	0.15	3.14	3.29	(0.15)	—	(0.15)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.51	0.18	3.20	3.38	(0.17)	—	(0.17)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	16.53	0.19	3.22	3.41	(0.19)	—	(0.19)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	0.35	0.66	(0.30)	(0.11)	(0.41)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.52	0.20	3.20	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	0.34	0.67	(0.31)	(0.11)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.37	20.41%	$3,818,179	0.97%	1.64%	0.97%	10%
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20

18.96	20.11	1,359,361	1.46	1.14	1.46	10
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20

19.73	20.56	14,062,687	0.71	1.91	0.71	10
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20

19.28	20.30	70,167	1.22	1.37	1.22	10
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20

19.35	20.37	230,221	0.96	1.67	0.96	10
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

19.72	20.57	160,019	0.71	1.92	0.71	10
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

19.75	20.70	1,401,252	0.56	2.05	0.56	10
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20

19.73	20.71	15,303,018	0.46	2.16	0.46	10
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$12.96	$0.78	$1.30	$2.08	$(0.78)	$14.26	16.39%
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96	(3.78)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92	5.95

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.75	1.29	2.04	(0.74)	14.26	16.10
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96	(4.26)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92	5.50

Class I
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.79	1.30	2.09	(0.79)	14.26	16.53
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96	(3.57)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92	6.15

Class R5
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.80	1.29	2.09	(0.80)	14.25	16.53
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96	(3.43)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92	6.28

Class R6
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.82	1.29	2.11	(0.81)	14.26	16.67
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96	(3.33)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92	6.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$20,443	0.85%		11.24%		0.99%		118%
12,904	0.85		14.21		1.11		236
125	0.85	(g)	7.90	(g)	1.80	(g)	43

10,936	1.35		10.75		1.49		118
4,710	1.35		11.77		1.61		236
21	1.35	(g)	7.14	(g)	2.26	(g)	43

217,986	0.60		11.47		0.74		118
173,409	0.60		11.40		0.91		236
54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

74	0.45		11.49		0.70		118
21	0.45		10.37		0.83		236
21	0.45	(g)	8.04	(g)	1.36	(g)	43

37,773	0.35		11.72		0.49		118
686	0.35		13.60		0.59		236
21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$21.83	$0.09	$2.06	$2.15	$(0.13)	$23.85	9.86%
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83	8.89
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23	5.12
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43	7.33
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)	18.24	13.60
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)	16.23	(0.43)

Class C
Six Months Ended December 31, 2020 (Unaudited)	21.70	0.03	2.05	2.08	(0.08)	23.70	9.59
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70	8.40
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10	4.60
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33	6.79
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)	18.16	13.07
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)	16.17	(0.95)

Class I
Six Months Ended December 31, 2020 (Unaudited)	21.90	0.12	2.06	2.18	(0.16)	23.92	9.97
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90	9.21
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28	5.39
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47	7.63
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)	18.27	13.86
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)	16.26	(0.17)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	21.93	0.13	2.07	2.20	(0.17)	23.96	10.07
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93	9.30
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32	5.57
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50	7.81
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)	18.30	14.10
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (f)	(0.23)	16.28	0.07

Class R6
Six Months Ended December 31, 2020 (Unaudited)	21.95	0.15	2.06	2.21	(0.18)	23.98	10.11
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95	9.50
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32	5.69
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49	7.87
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)	18.29	14.09
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (f)	(0.24)	16.28	0.07

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$712,476	0.84%	0.74%	0.84%	17%
473,314	0.85	1.35	0.86	68
296,242	0.85	1.02	0.87	48
277,898	0.84	0.92	0.87	44
133,789	0.84	1.06	1.05	31
71,417	0.85	1.27	1.11	57

382,869	1.33	0.25	1.34	17
246,741	1.35	0.84	1.36	68
158,602	1.35	0.55	1.37	48
81,030	1.34	0.42	1.38	44
29,168	1.34	0.55	1.45	31
9,867	1.35	0.80	1.52	57

12,182,645	0.58	0.99	0.59	17
7,167,488	0.59	1.59	0.60	68
4,214,453	0.60	1.30	0.61	48
1,947,444	0.59	1.17	0.62	44
597,013	0.59	1.30	0.69	31
158,820	0.60	1.54	0.74	57

3,728	0.44	1.14	0.49	17
2,964	0.45	1.74	0.59	68
1,893	0.45	1.46	0.95	48
123	0.39	1.37	0.67	44
37	0.40	1.51	1.08	31
25	0.40	1.49	2.16	57

1,270,920	0.34	1.25	0.34	17
851,085	0.35	1.87	0.35	68
384,616	0.35	1.56	0.37	48
121,897	0.34	1.42	0.42	44
3,289	0.34	1.41	0.42	31
74	0.35	1.66	1.40	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$25.83	$0.24		$4.95	$5.19	$(0.52)	$(0.33)	$(0.85)
Year Ended June 30, 2020	31.42	0.55	(f)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53		(2.95)	(2.42)	(0.49)	(1.55)	(2.04)

Class C
Six Months Ended December 31, 2020 (Unaudited)	25.36	0.17		4.88	5.05	(0.45)	(0.33)	(0.78)
Year Ended June 30, 2020	30.90	0.40	(f)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36		(2.91)	(2.55)	(0.32)	(1.55)	(1.87)

Class I
Six Months Ended December 31, 2020 (Unaudited)	25.79	0.27		5.28	5.55	(0.56)	(0.33)	(0.89)
Year Ended June 30, 2020	31.62	0.62	(f)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57		(2.95)	(2.38)	(0.53)	(1.55)	(2.08)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	25.55	0.18		4.94	5.12	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	31.12	0.47	(f)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44		(2.92)	(2.48)	(0.41)	(1.55)	(1.96)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	25.66	0.32		5.43	5.75	(0.58)	(0.33)	(0.91)
Year Ended June 30, 2020	31.73	0.67	(f)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64		(2.95)	(2.31)	(0.60)	(1.55)	(2.15)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	26.06	0.30		5.06	5.36	(0.59)	(0.33)	(0.92)
Year Ended June 30, 2020	31.74	0.70	(f)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66		(2.97)	(2.31)	(0.61)	(1.55)	(2.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.17	20.38%	$51,862	0.82%	1.69%		1.01%	47%
25.83	(9.96)	49,876	0.83	1.88	(f)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81
31.20	(6.70)	240,808	0.83	1.64		1.18	66

29.63	20.17	9,806	1.32	1.24		1.52	47
25.36	(10.46)	11,038	1.33	1.37	(f)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81
30.87	(7.16)	42,788	1.33	1.12		1.62	66

30.45	21.80	119,482	0.59	1.93		0.76	47
25.79	(10.69)	113,316	0.59	2.01	(f)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81
31.34	(6.56)	1,224,039	0.68	1.77		0.91	66

29.85	20.30	2,689	1.08	1.32		1.41	47
25.55	(10.24)	2,664	1.09	1.62	(f)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81
31.04	(6.91)	17,721	1.08	1.39		1.75	66

30.50	22.70	3,741	0.44	2.28		0.61	47
25.66	(11.16)	4,269	0.44	2.16	(f)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81
31.42	(6.35)	85,624	0.48	1.98		0.61	66

30.50	20.88	62,242	0.34	2.10		0.51	47
26.06	(9.68)	74,603	0.34	2.37	(f)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81
31.42	(6.33)	86,255	0.43	2.07		0.51	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$48.04	$(0.13)	$14.20	$14.07	$—	$(3.14)	$(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)

Class C
Six Months Ended December 31, 2020 (Unaudited)	35.43	(0.20)	10.44	10.24	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.91	(0.06)	14.46	14.40	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	45.90	(0.19)	13.56	13.37	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	48.34	(0.13)	14.29	14.16	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	48.84	(0.06)	14.45	14.39	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	50.20	(0.02)	14.86	14.84	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	50.66	0.01	15.00	15.01	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.97	29.47%	$4,560,705	0.93%	(0.45)%	1.02%	29%
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43

42.53	29.15	726,684	1.43	(0.96)	1.51	29
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43

60.14	29.63	9,697,818	0.68	(0.21)	0.76	29
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43

56.13	29.32	142,126	1.18	(0.70)	1.27	29
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43

59.35	29.47	173,937	0.93	(0.46)	1.01	29
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

60.04	29.65	133,213	0.68	(0.20)	0.76	29
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

61.85	29.74	958,797	0.53	(0.06)	0.61	29
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43

62.45	29.79	15,897,646	0.43	0.04	0.51	29
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$12.72	$0.05	$4.21	$4.26	$(0.06)	$—	$(0.06)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.17	0.02	4.01	4.03	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)

Class I
Six Months Ended December 31, 2020 (Unaudited)	12.49	0.07	4.12	4.19	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	12.61	0.04	4.16	4.20	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	12.48	0.05	4.12	4.17	(0.06)	—	(0.06)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	12.73	0.06	4.23	4.29	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	12.62	0.08	4.17	4.25	(0.09)	—	(0.09)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	12.53	0.09	4.14	4.23	(0.10)	—	(0.10)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.92	33.58%	$139,049	0.92%	0.76%	1.05%	48%
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219

16.17	33.13	38,093	1.43	0.24	1.50	48
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219

16.60	33.65	419,904	0.69	0.99	0.75	48
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219

16.77	33.33	14,890	1.18	0.49	1.27	48
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219

16.59	33.51	13	0.93	0.75	1.08	48
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

16.94	33.68	11	0.69	0.87	0.76	48
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

16.78	33.79	21,544	0.54	1.15	0.62	48
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219

16.66	33.86	1,069,246	0.44	1.25	0.50	48
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.22	$0.05		$3.85	$3.90	$(0.03)	$(1.11)	$(1.14)
Year Ended June 30, 2020	15.86	0.11		1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12		1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11		1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11		2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12		(0.30)	(0.18)	(0.11)	(0.70)	(0.81)

Class C
Six Months Ended December 31, 2020 (Unaudited)	15.60	—	(f)	3.71	3.71	— (f)	(1.11)	(1.11)
Year Ended June 30, 2020	15.31	0.03		1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04		1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03		1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04		2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05		(0.30)	(0.25)	(0.04)	(0.70)	(0.74)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.27	0.07		3.88	3.95	(0.06)	(1.11)	(1.17)
Year Ended June 30, 2020	15.91	0.15		1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16		1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15		1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14		2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13		(0.29)	(0.16)	(0.13)	(0.70)	(0.83)

Class L
Six Months Ended December 31, 2020 (Unaudited)	16.30	0.08		3.89	3.97	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.93	0.17		1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18		1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17		1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16		2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16		(0.30)	(0.14)	(0.15)	(0.70)	(0.85)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	16.04	0.02		3.83	3.85	(0.02)	(1.11)	(1.13)
Year Ended June 30, 2020	15.70	0.07		1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08		1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07		1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07		2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08		(0.31)	(0.23)	(0.07)	(0.70)	(0.77)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	16.15	0.04		3.86	3.90	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.80	0.11		1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12		1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11		1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (g) through June 30, 2017	14.11	0.08		2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.25	0.07		3.87	3.94	(0.06)	(1.11)	(1.17)
Year Ended June 30, 2020	15.89	0.15		1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17		1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16		1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (g) through June 30, 2017	14.15	0.13		2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	16.31	0.08		3.89	3.97	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.94	0.17		1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19		1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18		1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17		2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18		(0.31)	(0.13)	(0.16)	(0.70)	(0.86)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.34	0.09		3.91	4.00	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.97	0.19		1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20		1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19		1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18		2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18		(0.31)	(0.13)	(0.17)	(0.70)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.98	24.31%	$1,412,328	0.94%	0.50%	0.98%	29%
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83

18.20	24.04	304,477	1.43	(0.03)	1.47	29
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83

19.05	24.56	1,411,013	0.69	0.72	0.73	29
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83

19.08	24.60	2,673,394	0.54	0.84	0.58	29
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83

18.76	24.24	252,713	1.18	0.22	1.22	29
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83

18.90	24.41	153,560	0.94	0.47	0.97	29
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

19.02	24.53	31,016	0.69	0.72	0.72	29
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

19.09	24.58	957,331	0.54	0.87	0.57	29
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83

19.14	24.72	11,470,944	0.44	0.97	0.47	29
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$57.64	$0.03		$11.92	$11.95	$(0.52)	$(5.60)	$(6.12)
Year Ended June 30, 2020	56.61	0.63	(f)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2020 (Unaudited)	56.26	(0.12)		11.63	11.51	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	(f)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2020 (Unaudited)	58.80	0.12		12.17	12.29	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79	(f)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	56.08	(0.05)		11.59	11.54	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48	(f)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	57.93	0.16		11.95	12.11	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86	(f)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	57.93	0.20		11.95	12.15	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91	(f)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$63.47	21.13%	$109,146	0.83%	0.10%		0.90%	38%
57.64	15.11	94,017	0.84	1.15	(f)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70

62.02	20.87	29,184	1.33	(0.38)		1.40	38
56.26	14.50	31,216	1.34	0.65	(f)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70

64.84	21.30	155,603	0.59	0.37		0.65	38
58.80	15.38	141,497	0.59	1.40	(f)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70

61.63	20.98	46,255	1.08	(0.15)		1.22	38
56.08	14.84	40,305	1.09	0.90	(f)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70

63.69	21.31	220,673	0.44	0.50		0.50	38
57.93	15.63	189,889	0.44	1.55	(f)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70

63.67	21.37	726,562	0.34	0.63		0.40	38
57.93	15.76	617,458	0.34	1.65	(f)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$24.58	$(0.05)	$5.76	$5.71	$(0.03)	$(6.82)	$(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(1.37)	(1.33)	— (g)	(2.42)	(2.42)

Class C
Six Months Ended December 31, 2020 (Unaudited)	22.67	(0.11)	5.28	5.17	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10)	(1.32)	(1.42)	—	(2.42)	(2.42)

Class I
Six Months Ended December 31, 2020 (Unaudited)	25.04	(0.01)	5.87	5.86	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	23.54	(0.09)	5.48	5.39	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03)	(1.34)	(1.37)	—	(2.42)	(2.42)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	25.20	(0.01)	5.92	5.91	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	25.18	0.01	5.89	5.90	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.09% and 1.25% for the six months ended December 31, 2020, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017 and 1.26% and 1.49% for the year ended June 30, 2016, for Class C are 1.60% and 1.75% for the six months ended December 31, 2020, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017 and 1.76% and 2.00% for the year ended June 30, 2016, for Class I are 0.84% and 0.99% for the six months ended December 31, 2020, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017 and 1.00% and 1.21% for the year ended June 30, 2016, for Class R2 are 1.45% and 1.51% for the six months ended December 31, 2020, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017 and 1.51% and 1.84% for the year ended June 30, 2016, for Class R5 are 0.79% and 0.84% for the six months ended December 31, 2020, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017 and 0.80% and 0.97% for the year ended June 30, 2016 and for Class R6 are 0.70% and 0.74% for the six months ended December 31, 2020, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$23.44	24.27%	$318,497	1.98%	(0.33)%	2.14%	30%	49%
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127

21.02	23.92	36,711	2.49	(0.86)	2.64	30	49
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127

24.01	24.41	2,084,388	1.73	(0.08)	1.88	30	49
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127

22.10	23.99	5,345	2.34	(0.69)	2.40	30	49
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127

24.22	24.46	43,184	1.68	(0.04)	1.73	30	49
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127

24.18	24.48	544,144	1.59	0.05	1.63	30	49
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$26.55	$0.14	$5.83	$5.97	$(0.22)	$(0.83)	$—	$(1.05)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)

Class I
Six Months Ended December 31, 2020 (Unaudited)	26.85	0.17	5.90	6.07	(0.26)	(0.83)	—	(1.09)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	26.81	0.19	5.89	6.08	(0.27)	(0.83)	—	(1.10)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.47	22.64%	$196,718	0.60%	0.92%	0.84%	15%
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122

31.83	22.76	657,940	0.35	1.16	0.58	15
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122

31.79	22.85	4,073,404	0.25	1.28	0.33	15
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$42.76	$0.23		$8.54		$8.77	$(0.30)	$(0.49)	$(0.79)
Year Ended June 30, 2020	41.85	0.47		3.52		3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50		3.21		3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2020 (Unaudited)	41.80	0.11		8.34		8.45	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25		3.44		3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)

Class I
Six Months Ended December 31, 2020 (Unaudited)	43.11	0.29		8.61		8.90	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57		3.56		4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)

Class R6
September 30, 2020 (g) through December 31, 2020 (Unaudited)	46.79	0.16		5.07		5.23	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$50.74	20.55%	$15,703	0.63%	0.96%		1.31%	16%
42.76	9.57	11,178	0.82	1.12		1.53	99
41.85	9.90	10,828	0.83	1.22		1.73	97
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31

49.73	20.26	2,868	1.13	0.47		1.79	16
41.80	9.03	2,735	1.32	0.62		2.07	99
40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31

51.11	20.68	42,671	0.38	1.19		1.04	16
43.11	9.86	26,787	0.57	1.37		1.25	99
42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31

51.09	11.21	14,088	0.33	1.28		0.94	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$45.62	$0.33	$9.67	$10.00	$(0.37)	$(0.64)	$(1.01)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)

Class C
Six Months Ended December 31, 2020 (Unaudited)	40.63	0.18	8.60	8.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.34	0.43	10.23	10.66	(0.43)	(0.64)	(1.07)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	45.72	0.27	9.68	9.95	(0.31)	(0.64)	(0.95)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	48.25	0.36	10.22	10.58	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	48.31	0.42	10.25	10.67	(0.43)	(0.64)	(1.07)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	48.69	0.46	10.33	10.79	(0.47)	(0.64)	(1.11)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	48.70	0.53	10.28	10.81	(0.49)	(0.64)	(1.13)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.61	22.00%	$439,142	0.93%	1.33%	1.04%	7%
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39

48.50	21.68	28,077	1.43	0.83	1.51	7
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39

57.93	22.16	516,903	0.68	1.56	0.76	7
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39

54.72	21.85	1,738	1.18	1.08	1.26	7
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

57.82	22.01	709	0.93	1.34	1.03	7
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

57.91	22.18	1,380	0.68	1.57	0.76	7
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

58.37	22.26	108	0.54	1.72	0.63	7
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

58.38	22.31	130,912	0.44	1.95	0.51	7
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 13 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I(2) and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(3)	Class A, Class C, Class I and Class R6(4)	JPM I	Diversified
JPMorgan U.S. Value Fund(5)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective February 1, 2021, JPMorgan Intrepid Growth Fund changed its name to JPMorgan U.S. GARP Equity Fund.
(2)

On July 6, 2020, the JPMorgan U.S. Research Enhanced Equity Fund’s Class L Shares were converted into Class I Shares. Additionally, effective as of July 6, 2020, the Class L Shares are no longer offered.

(3)	Effective August 17, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.
(4)	Class R6 commenced operations on September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
(5)	Effective November 1, 2020, JPMorgan Growth and Income Fund changed its name to JPMorgan U.S. Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Class L Shares for U.S. Equity Fund and Class A Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$105,960	$—	$—	$105,960

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$36,354,991	$—	$—	$36,354,991

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$236,705	$—	$—	$236,705
Equity-Linked Notes	—	45,352	—	45,352
Exchange-Traded Funds	512	—	—	512
Short-Term Investments
Investment Companies	1,271	—	—	1,271

Total Investments in Securities	$238,488	$45,352	$—	$283,840

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,357,693	$—	$—	$15,357,693

Appreciation in Other Financial Instruments
Futures Contracts (a)	$452	$—	$—	$452

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(251,774)	$—	$—	$(251,774)
Put Options Written	(89,326)	—	—	(89,326)

Total Depreciation in Other Financial Instruments	$(341,100)	$—	$—	$(341,100)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$250,867	$—	$—	$250,867

Appreciation in Other Financial Instruments
Futures Contracts (a)	$38	$—	$—	$38

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$32,647,419	$—	$—	$32,647,419

132	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,716,270	$—	$—	$1,716,270

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,698,718	$—	$—	$18,698,718

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,543	$—	$—	$5,543

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,300,813	$—	$—	$1,300,813

Appreciation in Other Financial Instruments
Futures Contracts (a)	$249	$—	$—	$249

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,812,586	$—	$—	$3,812,586

Total Liabilities for Securities Sold Short (a)	$(784,839)	$—	$—	$(784,839)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,933,189	$—	$—	$4,933,189

Appreciation in Other Financial Instruments
Futures Contracts (a)	$603	$—	$—	$603

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$75,035	$—	$—	$75,035

Appreciation in Other Financial Instruments
Futures Contracts (a)	$19	$—	$—	$19

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,135,938	$—	$—	$1,135,938

(a)	Please refer to the SOIs for specifics of portfolio holdings.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Intrepid Value Fund	$418	$(418)	$—
Large Cap Growth Fund	176,206	(176,206)	—
Large Cap Value Fund	17,592	(17,592)	—
U.S. GARP Equity Fund	12,768	(12,768)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Intrepid Value Fund	1
Large Cap Growth Fund	30
Large Cap Value Fund	1
U.S. Equity Fund	3
U.S. GARP Equity Fund	2
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

134	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Equity Focus Fund, U.S Equity Fund and U.S. Sustainable Leaders Fund did not have any securities out on loan at December 31, 2020. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the six months ended December 31, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$3,216	$10,955	$10,819	$(1)	$(1)	$3,350	3,348	$3		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	1,477	1,477	—	—	—	—	—	(c)*	—

Total	$3,216	$12,432	$12,296	$(1)	$(1)	$3,350		$3		$—

Equity Income Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$883,014	$3,419,635	$3,234,784	$340	$(616)	$1,067,589	1,067,055	$687		$—

Equity Premium Income Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$5,899	$158,981	$163,606	$(3)	$— (c)	$1,271	1,271	$3		$—

Hedged Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	$456,381	$3,974,137	$3,754,711	$—	$—	$675,807	675,807	$32		$—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Intrepid Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at November 16, 2020	Shares at November 16, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$4,719	$45,530	$46,754	$(1)		$(2)	$3,492	3,491	$4		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	3	5,500	5,499	—	(c)*	— (c)	4	3	2	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,452	19,402	21,431	—		—	423	423	—	(c)*	—

Total	$7,174	$70,432	$73,684	$(1)		$(2)	$3,919		$6		$—

Large Cap Growth Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$1,084,362	$7,144,771	$6,939,484	$25		$(478)	$1,289,196	1,288,551	$1,172		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	1,102,899	1,997,800	2,923,305	(209	)*	(39)	177,146	177,129	1,115	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	96,805	1,802,994	1,871,704	—		—	28,095	28,095	32	*	—

Total	$2,284,066	$10,945,565	$11,734,493	$(184)		$(517)	$1,494,437		$2,319		$—

Large Cap Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$12,570	$237,054	$217,524	$(5)		$(2)	$32,093	32,077	$21		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	51,705	56,699	92,000	(6	)*	— (c)	16,398	16,397	27	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,692	54,635	61,489	—		—	1,838	1,838	1	*	—

Total	$72,967	$348,388	$371,013	$(11)		$(2)	$50,329		$49		$—

136	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

U.S. Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$41,341	$2,228,493	$1,865,961	$(67)	$(35)	$403,771	403,569	$203		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	1,074	322,000	323,066	(8)*	— (c)	—	—	68	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	12,605	100,834	113,439	—	—	—	—	3	*	—

Total	$55,020	$2,651,327	$2,302,466	$(75)	$(35)	$403,771		$274		$—

U.S. GARP Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$12,447	$162,686	$155,690	$(3)	$(7)	$19,433	19,423	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	—	105,000	95,000	(6)*	— (c)	9,994	9,993	21	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	11,327	113,537	121,948	—	—	2,916	2,916	2	*	—

Total	$23,774	$381,223	$372,638	$(9)	$(7)	$32,343		$49		$—

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$35,661	$554,312	$576,120	$(3)	$(5)	$13,845	13,838	$19		$—

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$110,144	$298,774	$380,156	$(18)	$— (c)	$28,744	28,730	$43		$—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

U.S. Sustainable Leaders Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$1,605	$22,334	$21,519	$(1)	$1	$2,420	2,418	$2		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	326	1,513	1,839	—	—	—	—	—	*(c)	—

Total	$1,931	$23,847	$23,358	$(1)	$1	$2,420		$2		$—

U.S. Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$25,234	$309,707	$303,411	$9	$(19)	$31,520	31,505	$26		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

138	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Futures Contracts — Hedged Equity Fund, Intrepid Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and option contracts activity during the six months ended December 31, 2020 (amounts in thousands, except number of contracts).

	Hedged Equity Fund	Intrepid Value Fund		U.S. Equity Fund		U.S. GARP Equity Fund		U.S. Large Cap Core Plus Fund		U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$166,174	$2,321	(a)	$184,947	(a)	$13,631	(a)	$2,159	(b)	$46,808	$923	(a)
Ending Notional Balance Long	194,566	1,685		304,489		10,299		—		28,277	1,114

Exchange-Traded Options:
Average Number of Contracts Purchased	34,360	—		—		—		—		—	—
Average Number of Contracts Written	68,720	—		—		—		—		—	—
Ending Number of Contracts Purchased	38,586	—		—		—		—		—	—
Ending Number of Contracts Written	77,172	—		—		—		—		—	—

(a)	For the period August 1, 2020 through December 31, 2020.
(b)	For the period July 1, 2020 through July 31, 2020.

G. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of December 31, 2020, the Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

H. Short Sales — The U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported within Other expense on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2020, the U.S. Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$1	n/a	n/a	n/a		n/a		n/a		$—	(a)	$2
Equity Income Fund
Transfer agency fees	243		35		66	n/a	$6	$3		$2		$16		117		488
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	2	n/a	n/a	n/a		n/a		—	(a)	1		3
Hedged Equity Fund
Transfer agency fees	27		6		39	n/a	n/a	n/a		n/a		1		14		87
Intrepid Value Fund
Transfer agency fees	1		1		2	n/a	2	n/a		n/a		—	(a)	1		7
Large Cap Growth Fund
Transfer agency fees	221		12		45	n/a	5	2		1		7		60		353
Large Cap Value Fund
Transfer agency fees	33		1		3	n/a	2	—	(a)	—	(a)	2		10		51
U.S. Equity Fund
Transfer agency fees	43		6		14	$87	3	2		—	(a)	5		44		204

140	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Class A	Class C		Class I	Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
U.S. GARP Equity Fund
Transfer agency fees	$4	$1		$2	n/a		$17		n/a		n/a		$1		$3		$28
U.S. Large Cap Core Plus Fund
Transfer agency fees	21	2		21	n/a		1		n/a		n/a		—	(a)	3		48
U.S. Research Enhanced Equity Fund
Transfer agency fees	9	n/a		6	$—	(a)	n/a		n/a		n/a		n/a		16		31
U.S. Sustainable Leaders Fund
Transfer agency fees	1	—	(a)	1	n/a		n/a		n/a		n/a		n/a		—	(a)	2
U.S. Value Fund
Transfer agency fees	73	1		4	n/a		—	(a)	$—	(a)	$—	(a)	—	(a)	3		81

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid annually, Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Intrepid Value Fund	0.30
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Intrepid Value Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.07%, 0.05%, 0.07%, 0.07%, 0.07%, 0.05%, 0.07%, 0.07%, 0.07%, 0.07%, 0.07%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$1		$1
Equity Income Fund	269		4
Equity Premium Income Fund	8		—
Hedged Equity Fund	169		1
Intrepid Value Fund	1		—
Large Cap Growth Fund	482		1
Large Cap Value Fund	3		—
U.S. Equity Fund	81		—	(a)
U.S. GARP Equity Fund	4		—	(a)
U.S. Large Cap Core Plus Fund	9		—	(a)
U.S. Research Enhanced Equity Fund	—	(a)	—
U.S. Sustainable Leaders Fund	2		—
U.S. Value Fund	6		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

142	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Class R6 Shares which do not charge a service fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Intrepid Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a		n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45	0.35
Intrepid Value Fund	0.83	1.33	0.59	n/a		1.09%	n/a	n/a	0.44	0.34
Large Cap Growth Fund	0.94	1.44	0.69	n/a		1.19	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a		1.19	0.94	0.69	0.54	0.44
U.S. Equity Fund	0.94	1.44	0.69	n/a	(1)	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	n/a		1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a		1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a		n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a		n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	n/a		1.19	0.94	0.69	0.54	0.44

(1)

Effective November 1, 2020, the contractual expense limitation for Class L Shares of the U.S. Equity Fund expired. Prior to November 1, 2020, the contractual expense limitation for the Funds was 0.61% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$53	$32	$1	$86	$—
Equity Income Fund	13	—	—	13	—
Equity Premium Income Fund	104	70	1	175	1
Hedged Equity Fund	—	—	3	3	—
Intrepid Value Fund	124	82	8	214	1
Large Cap Growth Fund	6,350	4,225	230	10,805	—
Large Cap Value Fund	273	181	47	501	8
U.S. Equity Fund	1,786	1,189	73	3,048	44
U.S. GARP Equity Fund	218	145	23	386	—
U.S. Large Cap Core Plus Fund	420	279	1,342	2,041	2
U.S. Research Enhanced Equity Fund	1,200	799	616	2,615	—	(a)
U.S. Sustainable Leaders Fund	86	22	59	167	22
U.S. Value Fund	200	133	74	407	2

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Equity Focus Fund	$2
Equity Income Fund	480
Equity Premium Income Fund	3
Hedged Equity Fund	220
Intrepid Value Fund	3
Large Cap Growth Fund	668
Large Cap Value Fund	13
U.S. Equity Fund	117
U.S. GARP Equity Fund	17
U.S. Large Cap Core Plus Fund	18
U.S. Research Enhanced Equity Fund	33
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	16

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Large Cap Growth Fund and U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

144	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$15,527	$17,578	$—	$—
Equity Income Fund	3,930,106	3,086,189	—	—
Equity Premium Income Fund	360,196	280,361	—	—
Hedged Equity Fund	5,731,771	2,039,769	—	—
Intrepid Value Fund	110,105	157,132	—	—
Large Cap Growth Fund	9,638,462	7,764,418	—	—
Large Cap Value Fund	663,358	657,491	—	—
U.S. Equity Fund	4,814,502	5,048,831	—	—
U.S. GARP Equity Fund	447,934	495,881	—	—
U.S. Large Cap Core Plus Fund	1,204,844	2,182,316	470,936	748,585
U.S. Research Enhanced Equity Fund	677,983	1,002,865	—	—
U.S. Sustainable Leaders Fund	31,818	8,957	—	—
U.S. Value Fund	409,748	67,145	—	—

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$64,609	$41,635	$284	$41,351
Equity Income Fund	27,068,783	9,848,490	562,282	9,286,208
Equity Premium Income Fund	246,442	38,614	1,216	37,398
Hedged Equity Fund	11,263,525	3,800,486	46,966	3,753,520
Intrepid Value Fund	206,279	47,129	2,503	44,626
Large Cap Growth Fund	18,396,766	14,358,483	107,830	14,250,653
Large Cap Value Fund	1,354,440	403,137	41,307	361,830
U.S. Equity Fund	11,545,374	7,171,647	12,760	7,158,887
U.S. GARP Equity Fund	803,422	503,394	5,754	497,640
U.S. Large Cap Core Plus Fund*	1,309,500	1,818,226	99,979	1,718,247
U.S. Research Enhanced Equity Fund	2,810,743	2,144,027	20,978	2,123,049
U.S. Sustainable Leaders Fund	57,499	17,616	61	17,555
U.S. Value Fund	801,509	341,714	7,285	334,429

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2020, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$4,187	$—
Hedged Equity Fund	114,389	157,891
Large Cap Value Fund	24,093	—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$491,217	$330,688
Equity Premium Income Fund	25,532	(102)
Hedged Equity Fund	82,302	52,139
Large Cap Growth Fund	68,836	—
Large Cap Value Fund	49,514	(13,663)
U.S. GARP Equity Fund	3,912	—
U.S. Research Enhanced Equity Fund	34,790	—
U.S. Sustainable Leaders Fund	231	—
U.S. Value Fund	6,424	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

146	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	62.8%	1	21.7%
Equity Income Fund	1	10.4	2	27.7
Equity Premium Income Fund	—	—	4	63.3
Hedged Equity Fund	—	—	2	30.8
Intrepid Value Fund	—	—	2	23.5
Large Cap Growth Fund	—	—	1	19.1
Large Cap Value Fund	2	33.0	1	11.5
U.S. Equity Fund	—	—	1	17.5
U.S. GARP Equity Fund	2	28.8	1	10.6
U.S. Large Cap Core Plus Fund	1	23.4	1	27.6
U.S. Research Enhanced Equity Fund	—	—	1	15.0
U.S. Sustainable Leaders Fund	1	10.1	2	47.2
U.S. Value Fund	1	12.0	1	31.1
As of December 31, 2020, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	44.8%	n/a
U.S. Equity Fund	n/a	24.1%
U.S. GARP Equity Fund	45.8	n/a
U.S. Research Enhanced Equity Fund	16.2	36.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

On December 3, 2020, certain shareholders sold Class R6 Shares of U.S. Value Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Value Fund	$126,007	*	$(126)	Redemption in-kind

*	This amount includes cash of approximately $4,653,000 associated with the redemption in-kind.

9. Subscriptions in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Type
Equity Income Fund	$48,418	*	Subscription in-kind

*	This amount includes cash of approximately $230,000 associated with the subscription in-kind.

10. Subsequent Events

On February 10, 2021, the Board of Trustees of JPM I approved the following changes for Intrepid Value Fund, which are expected to become effective on or about July 1, 2021: (i) a change to the Fund’s name to JPMorgan U.S. Applied Data Science Value Fund; (ii) a change to the Fund’s investment strategy to employ a data science driven investment approach; (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies; and (iv) the contractual expense limitations for Class A, Class C, and Class I Shares will be reduced to 0.73%, 1.23%, and 0.49%, respectively, and will be in place until at least June 30, 2023.

Effective as of the close of business on March 12, 2021, Hedged Equity Fund will be offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

148	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$1,272.20	$6.24	1.09%
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class C
Actual*	1,000.00	1,269.50	9.10	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59
Class I
Actual*	1,000.00	1,274.00	4.81	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,275.70	3.38	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	1,204.10	5.39	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class C
Actual*	1,000.00	1,201.10	8.10	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class I
Actual*	1,000.00	1,205.60	3.95	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Class R2
Actual*	1,000.00	1,203.00	6.77	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class R3
Actual*	1,000.00	1,203.70	5.33	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual*	$1,000.00	$1,205.70	$3.95	0.71%
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Class R5
Actual*	1,000.00	1,207.00	3.12	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R6
Actual*	1,000.00	1,207.10	2.56	0.46
Hypothetical*	1,000.00	1,022.89	2.35	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual*	1,000.00	1,163.90	4.64	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class C
Actual*	1,000.00	1,161.00	7.35	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class I
Actual*	1,000.00	1,165.30	3.27	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R5
Actual*	1,000.00	1,165.30	2.46	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Class R6
Actual*	1,000.00	1,166.70	1.91	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	1,098.60	4.44	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class C
Actual*	1,000.00	1,095.90	7.03	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class I
Actual*	1,000.00	1,099.70	3.07	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R5
Actual*	1,000.00	1,100.70	2.33	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,101.10	1.80	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

JPMorgan Intrepid Value Fund
Class A
Actual*	1,000.00	1,203.80	4.55	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class C
Actual*	1,000.00	1,201.70	7.33	1.32
Hypothetical*	1,000.00	1,018.55	6.72	1.32
Class I
Actual*	1,000.00	1,218.00	3.30	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R2
Actual*	1,000.00	1,203.00	6.00	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08

150	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R5
Actual*	$1,000.00	$1,227.00	$2.47	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,208.80	1.89	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

JPMorgan Large Cap Growth Fund
Class A
Actual*	1,000.00	1,294.70	5.38	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,291.50	8.26	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,296.30	3.94	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R2
Actual*	1,000.00	1,293.20	6.82	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,294.70	5.38	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,296.50	3.94	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	1,297.40	3.07	0.53
Hypothetical*	1,000.00	1,022.53	2.70	0.53
Class R6
Actual*	1,000.00	1,297.90	2.49	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43

JPMorgan Large Cap Value Fund
Class A
Actual*	1,000.00	1,335.80	5.42	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class C
Actual*	1,000.00	1,331.30	8.40	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,336.50	4.06	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R2
Actual*	1,000.00	1,333.30	6.94	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,335.10	5.47	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,336.80	4.06	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	1,337.90	3.18	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,338.60	$2.59	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. Equity Fund
Class A
Actual*	1,000.00	1,243.10	5.31	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	1,240.40	8.08	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,245.60	3.91	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class L
Actual*	1,000.00	1,246.00	3.06	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R2
Actual*	1,000.00	1,242.40	6.67	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,244.10	5.32	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual*	1,000.00	1,245.30	3.90	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	1,245.80	3.06	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	1,247.20	2.49	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Actual*	1,000.00	1,211.30	4.63	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Class C
Actual*	1,000.00	1,208.70	7.40	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class I
Actual*	1,000.00	1,213.00	3.29	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R2
Actual*	1,000.00	1,209.80	6.02	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08
Class R5
Actual*	1,000.00	1,213.10	2.45	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,213.70	1.90	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

152	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual*	$1,000.00	$1,242.70	$11.19	1.98%
Hypothetical*	1,000.00	1,015.22	10.06	1.98
Class C
Actual*	1,000.00	1,239.20	14.05	2.49
Hypothetical*	1,000.00	1,012.65	12.63	2.49
Class I
Actual*	1,000.00	1,244.10	9.79	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class R2
Actual*	1,000.00	1,239.90	13.21	2.34
Hypothetical*	1,000.00	1,013.41	11.88	2.34
Class R5
Actual*	1,000.00	1,244.60	9.50	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Class R6
Actual*	1,000.00	1,244.80	9.00	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,226.40	3.37	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	1,227.60	1.97	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	1,228.50	1.40	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual*	1,000.00	1,205.50	3.50	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Class C
Actual*	1,000.00	1,202.60	6.27	1.13
Hypothetical*	1,000.00	1,019.51	5.75	1.13
Class I
Actual*	1,000.00	1,206.80	2.11	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Class R6
Actual**	1,000.00	1,112.10	0.88	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33

JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Actual*	1,000.00	1,220.00	5.20	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,216.80	7.99	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,221.60	3.81	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	153

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund) (continued)
Class R2
Actual*	$1,000.00	$1,218.50	$6.60	1.18%
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,220.10	5.20	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,221.80	3.81	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	1,222.60	3.03	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	1,223.10	2.47	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was September 30, 2020.

154	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the quality of administration services provided by the Adviser in its role as administrator.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders

156	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Equity Premium Income Fund, Hedged Equity Fund, Intrepid Growth Fund, Intrepid Value Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Premium Income Fund’s performance for Class A and Class I shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles based upon the Peer Group and in the third, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and third quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fourth, second and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, second and fourth quintiles based upon the Peer Group, and in the fourth, second and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the fourth, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

158	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, third and second quintiles based upon the Peer Group, and in the second, third and first quintiles based upon the Universe, for the one, three, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the second, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three, and five-year periods ended December 31, 2019, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the first, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the third, third and fifth quintiles based upon the Peer Group, and in the second, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, third and fourth quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe for the one-, three- and five-year periods ended December, 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A shares was in the fifth, third and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Value Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was

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(Unaudited) (continued)

in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon

160	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A shares were in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon the Peer Group and in the first quintile based upon the Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective June 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	161

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-LCE-1220

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2020 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity, in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks, but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	22.04%
S&P 500 Index**	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$6,857,296

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended December 31, 2020, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.

U.S. equity markets provided positive returns for the reporting period amid continued low interest rates, largely buoyant corporate earnings and the U.S. approval of the first vaccines against Covid-19. During the reporting period, the information technology and consumer discretionary sectors were leading contributors to performance for the Fund and the Benchmark. Energy was the sole sector detractor from performance but its impact was not significant in the Fund and the Benchmark.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.3
3.	Amazon.com, Inc.	4.3
4.	Facebook, Inc., Class A	2.1
5.	Tesla, Inc.	1.7
6.	Alphabet, Inc., Class A	1.6
7.	Alphabet, Inc., Class C	1.6
8.	Berkshire Hathaway, Inc., Class B	1.4
9.	Johnson & Johnson	1.3
10.	JPMorgan Chase & Co.	1.2

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	27.3%
Health Care	13.3
Consumer Discretionary	12.6
Communication Services	10.7
Financials	10.3
Industrials	8.3
Consumer Staples	6.4
Utilities	2.7
Materials	2.6
Real Estate	2.4
Energy	2.3
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		15.50%	11.76%	13.47%	12.77%
Without Sales Charge		21.90	17.95	14.71	13.37
CLASS C SHARES	November 4, 1997
With CDSC***		20.52	16.21	13.98	12.73
Without CDSC		21.52	17.21	13.98	12.73
CLASS I SHARES	July 2, 1991	22.04	18.22	14.99	13.66
CLASS R6 SHARES	September 1, 2016	22.15	18.42	15.15	13.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	31.47%
S&P 1000 Index**	31.80%

Net Assets as of 12/31/2020 (In Thousands)	$976,172

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 1000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the systems hardware and retail sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceuticals and industrial cyclical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Enphase Energy Inc. and Generac Holdings Inc. and its overweight position in Lannet Inc. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Lannet, a maker of generic pharmaceuticals, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter.

Leading individual contributors to relative performance included the Fund’s overweight positions in Momenta Pharmaceuticals Inc. and Owens & Minor Inc. and its underweight position in Exelixis Inc. Shares of Momenta Pharmaceuticals, a drug development company focused on immune systems diseases, rose after the company agreed to be acquired by Johnson & Johnson for $6.5 billion. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020. Shares of Exelixis, a developer of cancer drugs, fell after the company reported lower-than-expected earnings for the third quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Enphase Energy, Inc.	0.7%
2.	AGCO Corp.	0.5
3.	Regal Beloit Corp.	0.5
4.	SolarEdge Technologies, Inc.	0.5
5.	Timken Co. (The)	0.5
6.	United Therapeutics Corp.	0.5
7.	Molina Healthcare, Inc.	0.5
8.	Fair Isaac Corp.	0.5
9.	Caesars Entertainment, Inc	0.5
10.	Lear Corp.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.9%
Information Technology	15.8
Financials	14.9
Consumer Discretionary	12.6
Health Care	10.7
Real Estate	8.1
Materials	6.1
Consumer Staples	3.5
Utilities	3.0
Communication Services	1.7
Energy	1.6
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge**		24.53%	4.05%	9.20%	10.10%
Without Sales Charge		31.36	9.86	10.38	10.69
CLASS C SHARES	March 22, 1999
With CDSC***		30.09	8.24	9.79	10.12
Without CDSC		31.09	9.24	9.79	10.12
CLASS I SHARES	July 31, 1998	31.47	10.09	10.67	10.96
CLASS R2 SHARES	November 3, 2008	31.10	9.39	10.05	10.36
CLASS R6 SHARES	October 1, 2018	31.71	10.28	10.72	10.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund and the S&P 1000 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%

Aerospace & Defense — 1.6%

Boeing Co. (The)	114	24,446

General Dynamics Corp.	50	7,445

Howmet Aerospace, Inc. *	84	2,397

Huntington Ingalls Industries, Inc.	9	1,485

L3Harris Technologies, Inc.	45	8,547

Lockheed Martin Corp.	53	18,809

Northrop Grumman Corp.	33	10,168

Raytheon Technologies Corp.	327	23,372

Teledyne Technologies, Inc. *	8	3,111

Textron, Inc.	49	2,380

TransDigm Group, Inc. *	12	7,250

		109,410

Air Freight & Logistics — 0.7%

CH Robinson Worldwide, Inc.	29	2,746

Expeditors International of Washington, Inc.	36	3,465

FedEx Corp.	52	13,498

United Parcel Service, Inc., Class B	154	25,920

		45,629

Airlines — 0.3%

Alaska Air Group, Inc.	27	1,384

American Airlines Group, Inc.(a)	131	2,073

Delta Air Lines, Inc.	137	5,518

Southwest Airlines Co.	127	5,921

United Airlines Holdings, Inc. * (a)	63	2,724

		17,620

Auto Components — 0.1%

Aptiv plc	58	7,571

BorgWarner, Inc.	53	2,034

		9,605

Automobiles — 2.0%

Ford Motor Co.	841	7,392

General Motors Co.	271	11,287

Tesla, Inc. *	163	115,163

		133,842

Banks — 3.8%

Bank of America Corp.	1,638	49,657

Citigroup, Inc.	448	27,627

Citizens Financial Group, Inc.	92	3,287

Comerica, Inc.	30	1,672

Fifth Third Bancorp	153	4,227

First Republic Bank	37	5,500

Huntington Bancshares, Inc.	219	2,765

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

JPMorgan Chase & Co.(b)	656	83,358

KeyCorp	210	3,449

M&T Bank Corp.	28	3,515

People’s United Financial, Inc.	91	1,182

PNC Financial Services Group, Inc. (The)	91	13,586

Regions Financial Corp.	207	3,332

SVB Financial Group *	11	4,323

Truist Financial Corp.	290	13,906

US Bancorp	295	13,745

Wells Fargo & Co.	890	26,853

Zions Bancorp NA	35	1,533

		263,517

Beverages — 1.6%

Brown-Forman Corp., Class B(a)	39	3,120

Coca-Cola Co. (The)	832	45,646

Constellation Brands, Inc., Class A	36	7,991

Molson Coors Beverage Co., Class B	40	1,830

Monster Beverage Corp. *	80	7,355

PepsiCo, Inc.	297	44,105

		110,047

Biotechnology — 1.9%

AbbVie, Inc.	380	40,711

Alexion Pharmaceuticals, Inc. *	47	7,358

Amgen, Inc.	125	28,806

Biogen, Inc. *	33	8,109

Gilead Sciences, Inc.	270	15,717

Incyte Corp. *	40	3,484

Regeneron Pharmaceuticals, Inc. *	23	10,902

Vertex Pharmaceuticals, Inc. *	56	13,226

		128,313

Building Products — 0.5%

Allegion plc(a)	20	2,305

AO Smith Corp.	29	1,598

Carrier Global Corp.	175	6,613

Fortune Brands Home & Security, Inc.	30	2,563

Johnson Controls International plc	156	7,258

Masco Corp.	56	3,093

Trane Technologies plc	52	7,502

		30,932

Capital Markets — 2.7%

Ameriprise Financial, Inc.	25	4,934

Bank of New York Mellon Corp. (The)	175	7,446

BlackRock, Inc.	31	22,024

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

Cboe Global Markets, Inc.	23	2,165

Charles Schwab Corp. (The)	321	17,027

CME Group, Inc.	77	14,065

Franklin Resources, Inc. (a)	59	1,465

Goldman Sachs Group, Inc. (The)	74	19,527

Intercontinental Exchange, Inc.	121	13,926

Invesco Ltd.	81	1,413

MarketAxess Holdings, Inc.	8	4,662

Moody’s Corp.	35	10,088

Morgan Stanley	308	21,079

MSCI, Inc.	18	7,966

Nasdaq, Inc.	25	3,280

Northern Trust Corp.	45	4,172

Raymond James Financial, Inc.	26	2,509

S&P Global, Inc.	52	17,021

State Street Corp.	76	5,526

T. Rowe Price Group, Inc.	49	7,377

		187,672

Chemicals — 1.8%

Air Products and Chemicals, Inc.	48	12,996

Albemarle Corp. (a)	23	3,380

Celanese Corp.	25	3,269

CF Industries Holdings, Inc.	46	1,782

Corteva, Inc.	160	6,208

Dow, Inc.	160	8,860

DuPont de Nemours, Inc. (a)	158	11,230

Eastman Chemical Co.	29	2,924

Ecolab, Inc.	53	11,563

FMC Corp.	28	3,209

International Flavors & Fragrances, Inc. (a)	23	2,505

Linde plc (United Kingdom)	113	29,764

LyondellBasell Industries NV, Class A	55	5,072

Mosaic Co. (The)	74	1,708

PPG Industries, Inc.	51	7,331

Sherwin-Williams Co. (The)	18	12,929

		124,730

Commercial Services & Supplies — 0.4%

Cintas Corp.	19	6,685

Copart, Inc. *	45	5,691

Republic Services, Inc.	45	4,360

Rollins, Inc. (a)	48	1,860

Waste Management, Inc.	84	9,867

		28,463

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.8%

Arista Networks, Inc. * (a)	12	3,407

Cisco Systems, Inc.	909	40,694

F5 Networks, Inc. *	13	2,333

Juniper Networks, Inc.	71	1,597

Motorola Solutions, Inc.	36	6,204

		54,235

Construction & Engineering — 0.1%

Jacobs Engineering Group, Inc.	28	3,040

Quanta Services, Inc.	30	2,152

		5,192

Construction Materials — 0.1%

Martin Marietta Materials, Inc.	13	3,806

Vulcan Materials Co.	29	4,229

		8,035

Consumer Finance — 0.5%

American Express Co.	140	16,971

Capital One Financial Corp.	98	9,730

Discover Financial Services	66	5,971

Synchrony Financial	117	4,056

		36,728

Containers & Packaging — 0.4%

Amcor plc	338	3,973

Avery Dennison Corp.	18	2,785

Ball Corp.	70	6,560

International Paper Co.	85	4,206

Packaging Corp. of America	20	2,814

Sealed Air Corp.	33	1,529

WestRock Co.	57	2,460

		24,327

Distributors — 0.1%

Genuine Parts Co.	31	3,118

LKQ Corp. *	60	2,123

Pool Corp.	9	3,220

		8,461

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	419	97,112

Diversified Telecommunication Services — 1.4%

AT&T, Inc.	1,534	44,105

CenturyLink, Inc.	212	2,072

Verizon Communications, Inc.	891	52,320

		98,497

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Alliant Energy Corp.	54	2,770

American Electric Power Co., Inc.	107	8,895

Duke Energy Corp.	158	14,502

Edison International (a)	81	5,117

Entergy Corp.	43	4,302

Evergy, Inc.	49	2,710

Eversource Energy	74	6,383

Exelon Corp.	210	8,864

FirstEnergy Corp.	117	3,574

NextEra Energy, Inc.	422	32,527

NRG Energy, Inc.	53	1,974

Pinnacle West Capital Corp.	24	1,937

PPL Corp.	165	4,666

Southern Co. (The)	227	13,964

Xcel Energy, Inc.	113	7,539

		119,724

Electrical Equipment — 0.5%

AMETEK, Inc.	50	5,988

Eaton Corp. plc	86	10,306

Emerson Electric Co.	129	10,344

Rockwell Automation, Inc.	25	6,271

		32,909

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	64	8,419

CDW Corp.	31	4,055

Corning, Inc.	164	5,919

FLIR Systems, Inc.	28	1,237

IPG Photonics Corp. *	8	1,720

Keysight Technologies, Inc. *	40	5,267

TE Connectivity Ltd.	71	8,618

Vontier Corp. *	29	968

Zebra Technologies Corp., Class A *	11	4,410

		40,613

Energy Equipment & Services — 0.2%

Baker Hughes Co.	148	3,077

Halliburton Co.	190	3,596

National Oilwell Varco, Inc.	84	1,147

Schlumberger NV	300	6,540

TechnipFMC plc (United Kingdom)	91	855

		15,215

Entertainment — 2.2%

Activision Blizzard, Inc.	166	15,443

Electronic Arts, Inc.	62	8,964

Live Nation Entertainment, Inc. *	31	2,261

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — continued

Netflix, Inc. *	95	51,411

Take-Two Interactive Software, Inc. *	25	5,144

Walt Disney Co. (The) *	390	70,593

		153,816

Equity Real Estate Investment Trusts (REITs) — 2.3%

Alexandria Real Estate Equities, Inc.	27	4,749

American Tower Corp.	96	21,458

AvalonBay Communities, Inc.	30	4,820

Boston Properties, Inc.	30	2,882

Crown Castle International Corp.	93	14,776

Digital Realty Trust, Inc.	60	8,412

Duke Realty Corp.	80	3,199

Equinix, Inc.	19	13,694

Equity Residential	74	4,369

Essex Property Trust, Inc.	14	3,332

Extra Space Storage, Inc.	28	3,222

Federal Realty Investment Trust	15	1,261

Healthpeak Properties, Inc.	116	3,502

Host Hotels & Resorts, Inc.	152	2,221

Iron Mountain, Inc. (a)	62	1,828

Kimco Realty Corp.	93	1,397

Mid-America Apartment Communities, Inc.	25	3,118

Prologis, Inc.	159	15,855

Public Storage	33	7,559

Realty Income Corp.	76	4,696

Regency Centers Corp.	34	1,548

SBA Communications Corp.	24	6,747

Simon Property Group, Inc.	71	6,018

SL Green Realty Corp. (a)	16	931

UDR, Inc.	63	2,436

Ventas, Inc.	81	3,953

Vornado Realty Trust	34	1,260

Welltower, Inc.	90	5,803

Weyerhaeuser Co.	161	5,386

		160,432

Food & Staples Retailing — 1.4%

Costco Wholesale Corp.	95	35,777

Kroger Co. (The)	167	5,293

Sysco Corp.	110	8,140

Walgreens Boots Alliance, Inc.	155	6,168

Walmart, Inc.	298	43,008

		98,386

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 1.0%

Archer-Daniels-Midland Co.	120	6,036

Campbell Soup Co. (a)	44	2,107

Conagra Brands, Inc.	105	3,812

General Mills, Inc.	132	7,736

Hershey Co. (The)	32	4,837

Hormel Foods Corp.	60	2,816

JM Smucker Co. (The)	25	2,838

Kellogg Co. (a)	55	3,406

Kraft Heinz Co. (The)	139	4,833

Lamb Weston Holdings, Inc.	31	2,480

McCormick & Co., Inc. (Non-Voting)	54	5,117

Mondelez International, Inc., Class A	308	17,996

Tyson Foods, Inc., Class A	63	4,079

		68,093

Gas Utilities — 0.0% (c)

Atmos Energy Corp.	27	2,585

Health Care Equipment & Supplies — 3.8%

Abbott Laboratories	381	41,762

ABIOMED, Inc. *	10	3,153

Align Technology, Inc. *	15	8,252

Baxter International, Inc.	110	8,821

Becton Dickinson and Co.	62	15,618

Boston Scientific Corp. *	308	11,078

Cooper Cos., Inc. (The)	11	3,835

Danaher Corp.	136	30,225

Dentsply Sirona, Inc.	47	2,463

DexCom, Inc. *	21	7,641

Edwards Lifesciences Corp. *	134	12,236

Hologic, Inc. *	55	4,028

IDEXX Laboratories, Inc. *	18	9,176

Intuitive Surgical, Inc. *	25	20,697

Medtronic plc	290	33,932

ResMed, Inc.	31	6,629

STERIS plc	18	3,480

Stryker Corp.	70	17,241

Teleflex, Inc.	10	4,125

Varian Medical Systems, Inc. *	20	3,441

West Pharmaceutical Services, Inc.	16	4,507

Zimmer Biomet Holdings, Inc.	45	6,874

		259,214

Health Care Providers & Services — 2.6%

AmerisourceBergen Corp.	32	3,094

Anthem, Inc.	54	17,186

Cardinal Health, Inc.	63	3,382

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Centene Corp. *	125	7,490

Cigna Corp.	78	16,185

CVS Health Corp.	282	19,239

DaVita, Inc. *	16	1,868

HCA Healthcare, Inc.	57	9,341

Henry Schein, Inc. *	31	2,054

Humana, Inc. (a)	28	11,685

Laboratory Corp. of America Holdings *	21	4,267

McKesson Corp.	35	6,010

Quest Diagnostics, Inc.	29	3,456

UnitedHealth Group, Inc.	204	71,607

Universal Health Services, Inc., Class B	17	2,300

		179,164

Health Care Technology — 0.1%

Cerner Corp.	66	5,178

Hotels, Restaurants & Leisure — 1.7%

Carnival Corp. (a)	160	3,467

Chipotle Mexican Grill, Inc. *	6	8,349

Darden Restaurants, Inc.	28	3,338

Domino’s Pizza, Inc.	8	3,251

Hilton Worldwide Holdings, Inc.	60	6,643

Las Vegas Sands Corp.	71	4,213

Marriott International, Inc., Class A	57	7,551

McDonald’s Corp.	160	34,409

MGM Resorts International	88	2,780

Norwegian Cruise Line Holdings Ltd. * (a)	68	1,727

Royal Caribbean Cruises Ltd.	40	2,993

Starbucks Corp.	253	27,022

Wynn Resorts Ltd.	21	2,357

Yum! Brands, Inc.	65	7,048

		115,148

Household Durables — 0.4%

DR Horton, Inc.	71	4,918

Garmin Ltd.	32	3,841

Leggett & Platt, Inc.	29	1,263

Lennar Corp., Class A	59	4,514

Mohawk Industries, Inc. *	13	1,814

Newell Brands, Inc.	81	1,725

NVR, Inc. *	1	3,072

PulteGroup, Inc.	58	2,488

Whirlpool Corp.	13	2,430

		26,065

Household Products — 1.6%

Church & Dwight Co., Inc.	53	4,664

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Products — continued

Clorox Co. (The)	27	5,477

Colgate-Palmolive Co.	184	15,774

Kimberly-Clark Corp.	73	9,870

Procter & Gamble Co. (The)	534	74,249

		110,034

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. (The)	143	3,364

Industrial Conglomerates — 1.2%

3M Co.	124	21,698

General Electric Co.	1,885	20,360

Honeywell International, Inc.	151	32,119

Roper Technologies, Inc.	23	9,729

		83,906

Insurance — 1.8%

Aflac, Inc.	141	6,252

Allstate Corp. (The)	65	7,194

American International Group, Inc.	185	7,020

Aon plc, Class A	49	10,394

Arthur J Gallagher & Co.	41	5,120

Assurant, Inc.	13	1,739

Chubb Ltd.	97	14,951

Cincinnati Financial Corp.	32	2,814

Everest Re Group Ltd.	9	2,013

Globe Life, Inc.	21	1,968

Hartford Financial Services Group, Inc. (The)	77	3,777

Lincoln National Corp.	39	1,967

Loews Corp.	50	2,264

Marsh & McLennan Cos., Inc.	109	12,771

MetLife, Inc.	165	7,729

Principal Financial Group, Inc.	55	2,728

Progressive Corp. (The)	126	12,461

Prudential Financial, Inc.	85	6,653

Travelers Cos., Inc. (The)	55	7,652

Unum Group	44	1,005

Willis Towers Watson plc	28	5,844

WR Berkley Corp.	30	2,013

		126,329

Interactive Media & Services — 5.5%

Alphabet, Inc., Class A *	65	113,397

Alphabet, Inc., Class C *	62	109,442

Facebook, Inc., Class A *	517	141,320

Twitter, Inc. *	171	9,268

		373,427

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 4.9%

Amazon.com, Inc. *	92	298,931

Booking Holdings, Inc. *	9	19,631

eBay, Inc.	141	7,082

Etsy, Inc. *	27	4,828

Expedia Group, Inc.	29	3,873

		334,345

IT Services — 5.5%

Accenture plc, Class A	136	35,616

Akamai Technologies, Inc. *	35	3,678

Automatic Data Processing, Inc.	92	16,261

Broadridge Financial Solutions, Inc.	25	3,812

Cognizant Technology Solutions Corp., Class A	115	9,429

DXC Technology Co.	55	1,410

Fidelity National Information Services, Inc.	134	18,890

Fiserv, Inc. *	124	14,090

FleetCor Technologies, Inc. *	18	4,897

Gartner, Inc. *	19	3,078

Global Payments, Inc.	64	13,877

International Business Machines Corp.	192	24,139

Jack Henry & Associates, Inc.	16	2,661

Leidos Holdings, Inc.	29	3,027

Mastercard, Inc., Class A	189	67,578

Paychex, Inc.	69	6,416

PayPal Holdings, Inc. *	252	59,055

VeriSign, Inc. *	22	4,676

Visa, Inc., Class A	365	79,819

Western Union Co. (The)	88	1,941

		374,350

Leisure Products — 0.0% (c)

Hasbro, Inc.	27	2,565

Life Sciences Tools & Services — 1.2%

Agilent Technologies, Inc.	66	7,803

Bio-Rad Laboratories, Inc., Class A *	5	2,700

Illumina, Inc. *	31	11,626

IQVIA Holdings, Inc. *	41	7,393

Mettler-Toledo International, Inc. *	5	5,836

PerkinElmer, Inc.	24	3,458

Thermo Fisher Scientific, Inc.	85	39,728

Waters Corp. *	13	3,304

		81,848

Machinery — 1.7%

Caterpillar, Inc.	117	21,280

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Cummins, Inc.	32	7,234

Deere & Co.	67	18,145

Dover Corp.	31	3,915

Flowserve Corp.	28	1,033

Fortive Corp.	73	5,139

IDEX Corp.	16	3,245

Illinois Tool Works, Inc.	62	12,638

Ingersoll Rand, Inc. *	80	3,645

Otis Worldwide Corp.	88	5,920

PACCAR, Inc. (a)	75	6,433

Parker-Hannifin Corp.	28	7,551

Pentair plc	36	1,900

Snap-on, Inc.	12	1,997

Stanley Black & Decker, Inc.	34	6,157

Westinghouse Air Brake Technologies Corp.	39	2,818

Xylem, Inc.	39	3,948

		112,998

Media — 1.3%

Charter Communications, Inc., Class A *	31	20,773

Comcast Corp., Class A	983	51,489

Discovery, Inc., Class A * (a)	35	1,038

Discovery, Inc., Class C *	63	1,663

DISH Network Corp., Class A *	53	1,721

Fox Corp., Class A	73	2,115

Fox Corp., Class B	33	961

Interpublic Group of Cos., Inc. (The)	84	1,974

News Corp., Class A	84	1,512

News Corp., Class B	26	466

Omnicom Group, Inc.	46	2,886

ViacomCBS, Inc.	122	4,530

		91,128

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	313	8,136

Newmont Corp.	173	10,354

Nucor Corp.	65	3,456

		21,946

Multiline Retail — 0.5%

Dollar General Corp.	53	11,088

Dollar Tree, Inc. *	51	5,468

Target Corp.	108	19,025

		35,581

Multi-Utilities — 0.8%

Ameren Corp. (a)	53	4,153

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued

CenterPoint Energy, Inc.	117	2,537

CMS Energy Corp.	62	3,759

Consolidated Edison, Inc.	74	5,321

Dominion Energy, Inc.	176	13,203

DTE Energy Co.	42	5,057

NiSource, Inc.	82	1,892

Public Service Enterprise Group, Inc.	109	6,347

Sempra Energy	62	7,910

WEC Energy Group, Inc.	68	6,247

		56,426

Oil, Gas & Consumable Fuels — 2.0%

Apache Corp.	81	1,153

Cabot Oil & Gas Corp.	86	1,396

Chevron Corp.	414	34,986

Concho Resources, Inc.	42	2,465

ConocoPhillips	230	9,191

Devon Energy Corp.	82	1,302

Diamondback Energy, Inc.	34	1,645

EOG Resources, Inc.	126	6,261

Exxon Mobil Corp.	910	37,508

Hess Corp.	59	3,105

HollyFrontier Corp.	32	829

Kinder Morgan, Inc.	419	5,727

Marathon Oil Corp.	170	1,133

Marathon Petroleum Corp.	140	5,791

Occidental Petroleum Corp.	180	3,122

ONEOK, Inc.	96	3,671

Phillips 66	94	6,575

Pioneer Natural Resources Co.	35	4,030

Valero Energy Corp.	88	4,965

Williams Cos., Inc. (The)	261	5,237

		140,092

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The), Class A	49	12,978

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	486	30,166

Catalent, Inc. *	35	3,689

Eli Lilly and Co.	171	28,849

Johnson & Johnson	567	89,162

Merck & Co., Inc.	544	44,539

Perrigo Co. plc	29	1,314

Pfizer, Inc.	1,196	44,032

Viatris, Inc. *	260	4,865

Zoetis, Inc.	102	16,928

		263,544

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 0.3%

Equifax, Inc.	26	5,048

IHS Markit Ltd.	80	7,205

Nielsen Holdings plc	77	1,603

Robert Half International, Inc. (a)	25	1,533

Verisk Analytics, Inc.	35	7,264

		22,653

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A *	72	4,528

Road & Rail — 1.0%

CSX Corp.	165	14,936

JB Hunt Transport Services, Inc.	18	2,455

Kansas City Southern	20	4,112

Norfolk Southern Corp.	55	12,988

Old Dominion Freight Line, Inc.	21	4,041

Union Pacific Corp.	145	30,196

		68,728

Semiconductors & Semiconductor Equipment — 5.1%

Advanced Micro Devices, Inc. *	259	23,737

Analog Devices, Inc.	80	11,747

Applied Materials, Inc.	197	16,962

Broadcom, Inc.	87	38,116

Intel Corp.	882	43,937

KLA Corp.	33	8,606

Lam Research Corp.	31	14,637

Maxim Integrated Products, Inc.	58	5,100

Microchip Technology, Inc.	56	7,739

Micron Technology, Inc. *	240	18,011

NVIDIA Corp.	133	69,564

Qorvo, Inc. *	25	4,081

QUALCOMM, Inc.	243	37,079

Skyworks Solutions, Inc.	36	5,464

Teradyne, Inc.	36	4,284

Texas Instruments, Inc.	198	32,424

Xilinx, Inc.	53	7,479

		348,967

Software — 8.5%

Adobe, Inc. *	103	51,632

ANSYS, Inc. *	18	6,724

Autodesk, Inc. *	47	14,449

Cadence Design Systems, Inc. *	60	8,190

Citrix Systems, Inc.	26	3,447

Fortinet, Inc. *	29	4,307

Intuit, Inc.	57	21,479

Microsoft Corp.	1,627	361,894

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

NortonLifeLock, Inc.	127	2,647

Oracle Corp.	408	26,408

Paycom Software, Inc. *	11	4,768

salesforce.com, Inc. *	197	43,819

ServiceNow, Inc. *	42	23,111

Synopsys, Inc. *	33	8,514

Tyler Technologies, Inc. *	9	3,788

		585,177

Specialty Retail — 2.2%

Advance Auto Parts, Inc.	15	2,300

AutoZone, Inc. *	5	5,913

Best Buy Co., Inc.	50	4,949

CarMax, Inc. *	35	3,336

Gap, Inc. (The)	44	894

Home Depot, Inc. (The)	232	61,542

L Brands, Inc.	50	1,870

Lowe’s Cos., Inc.	158	25,310

O’Reilly Automotive, Inc. *	16	7,056

Ross Stores, Inc.	77	9,409

Tiffany & Co.	23	3,057

TJX Cos., Inc. (The)	258	17,645

Tractor Supply Co.	25	3,524

Ulta Beauty, Inc. *	12	3,482

		150,287

Technology Hardware, Storage & Peripherals — 7.0%

Apple, Inc.	3,439	456,370

Hewlett Packard Enterprise Co.	277	3,282

HP, Inc.	296	7,268

NetApp, Inc.	48	3,184

Seagate Technology plc (a)	48	2,990

Western Digital Corp.	65	3,627

Xerox Holdings Corp.	36	832

		477,553

Textiles, Apparel & Luxury Goods — 0.7%

Hanesbrands, Inc.	75	1,093

NIKE, Inc., Class B	270	38,203

PVH Corp.	15	1,437

Ralph Lauren Corp.	10	1,077

Tapestry, Inc.	60	1,855

Under Armour, Inc., Class A *	41	697

Under Armour, Inc., Class C *	42	623

VF Corp.	69	5,878

		50,863

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Tobacco — 0.7%

Altria Group, Inc.	400	16,398

Philip Morris International, Inc.	335	27,747

		44,145

Trading Companies & Distributors — 0.2%

Fastenal Co.	124	6,033

United Rentals, Inc. *	16	3,600

WW Grainger, Inc. (a)	10	3,962

		13,595

Water Utilities — 0.1%

American Water Works Co., Inc.	39	5,987

Wireless Telecommunication Services — 0.3%

T-Mobile US, Inc. *	126	16,930

Total Common Stocks (Cost $3,735,711)		6,813,183

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 0.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (d) (e) (Cost $33,885)	33,885	33,885

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	36,059	36,063

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	5,598	5,598

Total Investment of Cash Collateral from Securities Loaned (Cost $41,661)		41,661

Total Short-Term Investments (Cost $75,546)		75,546

Total Investments — 100.5% (Cost $3,811,257)		6,888,729
Liabilities in Excess of Other Assets — (0.5)%		(31,433)

NET ASSETS — 100.0%		6,857,296

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $40,501,000.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	267	03/2021	USD	49,999	747

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 1.0%

AAR Corp.	13	482

Aerojet Rocketdyne Holdings, Inc. * (a)	25	1,342

Axon Enterprise, Inc. *	20	2,463

Curtiss-Wright Corp.	14	1,606

Kaman Corp.	33	1,902

Moog, Inc., Class A	19	1,489

Triumph Group, Inc.	15	191

		9,475

Air Freight & Logistics — 0.9%

Atlas Air Worldwide Holdings, Inc. *	8	447

Echo Global Logistics, Inc. *	9	252

Forward Air Corp.	10	792

Hub Group, Inc., Class A *	58	3,326

XPO Logistics, Inc. *	34	4,017

		8,834

Airlines — 0.2%

JetBlue Airways Corp. *	91	1,316

SkyWest, Inc.	18	705

		2,021

Auto Components — 1.7%

Adient plc *	33	1,140

American Axle & Manufacturing Holdings, Inc. *	46	387

Cooper Tire & Rubber Co.	18	713

Dana, Inc.	123	2,409

Gentex Corp.	81	2,735

Goodyear Tire & Rubber Co. (The)	118	1,288

LCI Industries	8	1,037

Lear Corp.	30	4,803

Patrick Industries, Inc.	9	608

Visteon Corp. *	9	1,105

		16,225

Automobiles — 0.4%

Harley-Davidson, Inc.	50	1,835

Thor Industries, Inc. (a)	19	1,733

Winnebago Industries, Inc.	13	767

		4,335

Banks — 6.5%

Ameris Bancorp	23	876

Associated Banc-Corp.	119	2,032

Banc of California, Inc.	13	187

BancorpSouth Bank	35	964

Bank OZK	41	1,292

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Banner Corp.	48	2,219

Berkshire Hills Bancorp, Inc.	49	839

Boston Private Financial Holdings, Inc.	25	211

Brookline Bancorp, Inc.	24	284

Cadence BanCorp	38	624

Cathay General Bancorp	26	822

CIT Group, Inc.	35	1,249

Columbia Banking System, Inc.	20	734

Commerce Bancshares, Inc.	35	2,286

Cullen/Frost Bankers, Inc.	8	707

Customers Bancorp, Inc. *	103	1,872

Dime Community Bancshares, Inc.	24	382

Eagle Bancorp, Inc.	47	1,929

East West Bancorp, Inc.	47	2,371

First BanCorp (Puerto Rico)	77	709

First Commonwealth Financial Corp.	36	388

First Financial Bancorp	14	239

First Horizon National Corp.	180	2,297

First Midwest Bancorp, Inc. (a)	120	1,912

FNB Corp.	108	1,021

Fulton Financial Corp.	67	853

Great Western Bancorp, Inc.	22	460

Hancock Whitney Corp.	70	2,385

Hanmi Financial Corp.	45	515

Hope Bancorp, Inc.	53	575

Independent Bank Group, Inc. (a)	12	750

International Bancshares Corp.	18	663

NBT Bancorp, Inc.	11	357

OFG Bancorp (Puerto Rico)	17	319

Pacific Premier Bancorp, Inc.	80	2,516

PacWest Bancorp	40	1,026

Pinnacle Financial Partners, Inc.	24	1,568

Prosperity Bancshares, Inc.	31	2,149

Signature Bank	22	3,030

Sterling Bancorp	73	1,304

Synovus Financial Corp.	55	1,781

TCF Financial Corp.	53	1,971

Texas Capital Bancshares, Inc. *	17	1,006

Trustmark Corp.	21	574

UMB Financial Corp.	12	821

Umpqua Holdings Corp.	76	1,149

United Bankshares, Inc.	42	1,351

United Community Banks, Inc.	90	2,573

Valley National Bancorp	130	1,268

Veritex Holdings, Inc. (a)	18	460

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Banks — continued

Webster Financial Corp.	31	1,298

Wintrust Financial Corp.	40	2,457

		63,625

Beverages — 0.4%

Boston Beer Co., Inc. (The), Class A *	3	3,182

Coca-Cola Consolidated, Inc.	2	399

		3,581

Biotechnology — 1.6%

Arrowhead Pharmaceuticals, Inc. *	52	3,967

Eagle Pharmaceuticals, Inc. *	36	1,672

Emergent BioSolutions, Inc. *	5	430

Myriad Genetics, Inc. *	22	435

REGENXBIO, Inc. *	75	3,379

Spectrum Pharmaceuticals, Inc. *	103	351

United Therapeutics Corp. *	33	4,955

		15,189

Building Products — 1.2%

American Woodmark Corp. *	5	497

Apogee Enterprises, Inc.	9	295

Builders FirstSource, Inc. *	39	1,596

Gibraltar Industries, Inc. *	10	712

Insteel Industries, Inc.	7	151

Lennox International, Inc.	8	2,262

Owens Corning	37	2,811

PGT Innovations, Inc. *	17	344

Quanex Building Products Corp.	30	674

Resideo Technologies, Inc. *	41	876

Simpson Manufacturing Co., Inc.	2	187

UFP Industries, Inc.	20	1,125

		11,530

Capital Markets — 2.1%

Affiliated Managers Group, Inc.	11	1,119

Blucora, Inc. *	41	652

Brightsphere Investment Group, Inc.	20	386

Eaton Vance Corp.	31	2,106

Evercore, Inc., Class A	14	1,480

FactSet Research Systems, Inc.	12	4,090

Federated Hermes, Inc.	77	2,233

Janus Henderson Group plc (United Kingdom)	6	207

Piper Sandler Cos.	8	817

SEI Investments Co.	41	2,382

Stifel Financial Corp.	75	3,764

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Virtus Investment Partners, Inc.	5	1,085

		20,321

Chemicals — 2.6%

AdvanSix, Inc. *	10	198

Ashland Global Holdings, Inc.	33	2,645

Avient Corp.	75	3,021

Cabot Corp.	18	801

Ferro Corp. *	25	360

FutureFuel Corp.	111	1,403

Hawkins, Inc.	3	162

HB Fuller Co.	27	1,406

Ingevity Corp. *	28	2,090

Innospec, Inc.	5	472

Koppers Holdings, Inc. *	59	1,845

Kraton Corp. *	11	308

Minerals Technologies, Inc.	12	767

RPM International, Inc.	42	3,858

Scotts Miracle-Gro Co. (The)	14	2,748

Sensient Technologies Corp.	9	649

Stepan Co.	7	832

Tredegar Corp.	10	162

Trinseo SA	12	594

Valvoline, Inc.	64	1,479

		25,800

Commercial Services & Supplies — 1.9%

ABM Industries, Inc.	23	862

Brady Corp., Class A	18	945

Brink’s Co. (The)	33	2,398

Clean Harbors, Inc. *	18	1,354

Deluxe Corp.	15	438

Herman Miller, Inc.	75	2,534

HNI Corp.	18	630

IAA, Inc. *	23	1,488

Interface, Inc.	21	223

KAR Auction Services, Inc.	98	1,816

MSA Safety, Inc.	10	1,479

Pitney Bowes, Inc.	50	309

Stericycle, Inc. *	8	561

Tetra Tech, Inc.	18	2,047

UniFirst Corp.	5	1,016

		18,100

Communications Equipment — 0.8%

ADTRAN, Inc.	18	269

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Communications Equipment — continued

Ciena Corp. *	49	2,611

Comtech Telecommunications Corp.	10	215

Digi International, Inc. *	11	210

InterDigital, Inc.	11	649

Lumentum Holdings, Inc. *	30	2,825

Viavi Solutions, Inc. *	73	1,099

		7,878

Construction & Engineering — 1.8%

AECOM *	89	4,439

Aegion Corp. *	9	166

Arcosa, Inc.	18	967

Comfort Systems USA, Inc.	33	1,718

Dycom Industries, Inc. *	11	861

EMCOR Group, Inc.	39	3,609

Fluor Corp.	51	821

MasTec, Inc. * (a)	48	3,239

MYR Group, Inc. *	5	318

Valmont Industries, Inc.	7	1,242

		17,380

Construction Materials — 0.1%

Eagle Materials, Inc.	9	953

US Concrete, Inc. *	6	232

		1,185

Consumer Finance — 0.7%

Encore Capital Group, Inc. *	8	323

Enova International, Inc. *	12	287

EZCORP, Inc., Class A *	30	141

FirstCash, Inc.	14	988

Green Dot Corp., Class A *	17	943

LendingTree, Inc. *	2	630

Navient Corp.	80	789

PROG Holdings Inc.	22	1,204

SLM Corp.	144	1,782

		7,087

Containers & Packaging — 0.8%

AptarGroup, Inc.	8	1,027

Greif, Inc., Class A	7	323

O-I Glass, Inc.	134	1,590

Silgan Holdings, Inc.	75	2,792

Sonoco Products Co.	32	1,908

		7,640

Distributors — 0.1%

Core-Mark Holding Co., Inc.	48	1,407

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.5%

American Public Education, Inc. *	27	820

Graham Holdings Co., Class B	2	1,013

Grand Canyon Education, Inc. *	2	186

H&R Block, Inc.	60	952

Perdoceo Education Corp. *	27	344

Service Corp. International	16	766

Strategic Education, Inc.	7	705

WW International, Inc. *	18	432

		5,218

Diversified Financial Services — 0.3%

Jefferies Financial Group, Inc.	114	2,809

Diversified Telecommunication Services — 0.2%

ATN International, Inc.	3	138

Cogent Communications Holdings, Inc. (a)	14	814

Vonage Holdings Corp. *	85	1,088

		2,040

Electric Utilities — 0.9%

Hawaiian Electric Industries, Inc.	74	2,619

IDACORP, Inc.	41	3,905

OGE Energy Corp.	81	2,572

		9,096

Electrical Equipment — 2.4%

Acuity Brands, Inc.	13	1,598

Encore Wire Corp.	24	1,460

EnerSys	15	1,265

Generac Holdings, Inc. *	20	4,639

Hubbell, Inc.	18	2,898

nVent Electric plc	56	1,304

Powell Industries, Inc.	36	1,065

Regal Beloit Corp.	44	5,372

Sunrun, Inc. *	50	3,469

		23,070

Electronic Equipment, Instruments & Components — 4.4%

Arrow Electronics, Inc. *	45	4,422

Avnet, Inc.	79	2,772

Bel Fuse, Inc., Class B	24	365

Belden, Inc.	13	537

Benchmark Electronics, Inc.	13	338

Cognex Corp.	39	3,139

Coherent, Inc. *	7	1,124

ePlus, Inc. *	14	1,223

Fabrinet (Thailand) *	42	3,235

II-VI, Inc. * (a)	29	2,188

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Insight Enterprises, Inc. *	23	1,727

Itron, Inc. *	14	1,314

Jabil, Inc.	89	3,768

Littelfuse, Inc.	7	1,785

Methode Electronics, Inc.	12	449

National Instruments Corp. (a)	44	1,911

OSI Systems, Inc. *	6	541

Sanmina Corp. *	57	1,805

SYNNEX Corp.	42	3,453

Trimble, Inc. *	66	4,423

TTM Technologies, Inc. *	29	396

Vishay Intertechnology, Inc.	89	1,843

		42,758

Energy Equipment & Services — 0.4%

Bristow Group, Inc. *	10	251

ChampionX Corp. *	59	901

Exterran Corp. *	10	42

Helix Energy Solutions Group, Inc. * (a)	28	119

Helmerich & Payne, Inc.	23	523

Matrix Service Co. *	21	226

Oceaneering International, Inc. *	36	282

Oil States International, Inc. *	21	106

Patterson-UTI Energy, Inc.	74	387

ProPetro Holding Corp. *	87	644

		3,481

Entertainment — 0.1%

Cinemark Holdings, Inc. (a)	36	625

Equity Real Estate Investment Trusts (REITs) — 7.9%

Acadia Realty Trust	31	437

Agree Realty Corp.	19	1,245

Alexander & Baldwin, Inc.	58	995

American Assets Trust, Inc.	72	2,085

American Campus Communities, Inc. (a)	11	469

Armada Hoffler Properties, Inc.	90	1,010

Brixmor Property Group, Inc.	130	2,153

Camden Property Trust	40	4,042

CareTrust REIT, Inc.	30	659

Centerspace	10	713

Chatham Lodging Trust	15	163

Community Healthcare Trust, Inc.	7	339

CoreSite Realty Corp.	14	1,691

Corporate Office Properties Trust	121	3,146

Cousins Properties, Inc.	77	2,585

CyrusOne, Inc.	32	2,348

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

DiamondRock Hospitality Co. *	204	1,686

Douglas Emmett, Inc.	66	1,938

EastGroup Properties, Inc.	7	939

EPR Properties	23	761

Essential Properties Realty Trust, Inc.	56	1,181

First Industrial Realty Trust, Inc.	50	2,098

Four Corners Property Trust, Inc.	22	646

Getty Realty Corp.	6	153

Global Net Lease, Inc.	99	1,704

Healthcare Realty Trust, Inc.	58	1,702

Highwoods Properties, Inc.	90	3,563

Hudson Pacific Properties, Inc.	68	1,631

Independence Realty Trust, Inc.	28	381

Innovative Industrial Properties, Inc. (a)	7	1,282

JBG SMITH Properties	41	1,273

Kilroy Realty Corp.	36	2,064

Kite Realty Group Trust	30	449

Lamar Advertising Co., Class A	12	957

Life Storage, Inc.	15	1,767

Medical Properties Trust, Inc.	181	3,933

National Retail Properties, Inc.	26	1,076

NexPoint Residential Trust, Inc.	7	296

Office Properties Income Trust	16	352

Omega Healthcare Investors, Inc.	64	2,310

Park Hotels & Resorts, Inc.	86	1,467

Pebblebrook Hotel Trust	10	195

PotlatchDeltic Corp.	38	1,893

Rayonier, Inc.	29	864

Retail Opportunity Investments Corp.	39	528

RPT Realty	32	277

Sabra Health Care REIT, Inc. (a)	158	2,749

Saul Centers, Inc.	4	120

Service Properties Trust	56	645

SITE Centers Corp.	82	832

Spirit Realty Capital, Inc.	54	2,173

STORE Capital Corp.	53	1,804

Summit Hotel Properties, Inc.	74	669

Uniti Group, Inc.	22	260

Urban Edge Properties	73	942

Urstadt Biddle Properties, Inc., Class A	17	243

Weingarten Realty Investors	66	1,432

Xenia Hotels & Resorts, Inc.	100	1,526

		76,841

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 0.8%

Andersons, Inc. (The)	32	780

BJ’s Wholesale Club Holdings, Inc. *	41	1,510

Casey’s General Stores, Inc.	19	3,465

PriceSmart, Inc.	7	656

SpartanNash Co. (a)	12	217

Sprouts Farmers Market, Inc. *	44	882

United Natural Foods, Inc. * (a)	20	318

		7,828

Food Products — 1.6%

B&G Foods, Inc. (a)	20	566

Cal-Maine Foods, Inc. *	10	368

Darling Ingredients, Inc. *	52	3,005

Flowers Foods, Inc.	84	1,899

Hain Celestial Group, Inc. (The) *	13	502

Ingredion, Inc.	39	3,073

J&J Snack Foods Corp.	2	311

John B Sanfilippo & Son, Inc.	4	276

Pilgrim’s Pride Corp. *	63	1,227

Post Holdings, Inc. *	21	2,111

Sanderson Farms, Inc. (a)	7	899

Seneca Foods Corp., Class A *	10	389

TreeHouse Foods, Inc. *	19	820

		15,446

Gas Utilities — 0.9%

National Fuel Gas Co.	35	1,428

New Jersey Resources Corp. (a)	30	1,078

Southwest Gas Holdings, Inc.	19	1,158

Spire, Inc.	17	1,076

UGI Corp.	116	4,072

		8,812

Health Care Equipment & Supplies — 2.7%

Avanos Medical, Inc. *	15	684

CONMED Corp.	8	930

Cutera, Inc. *	5	130

Globus Medical, Inc., Class A *	25	1,657

Haemonetics Corp. * (a)	20	2,351

Hill-Rom Holdings, Inc.	31	2,998

ICU Medical, Inc. *	13	2,681

Inogen, Inc. *	7	322

Integer Holdings Corp. *	11	861

Integra LifeSciences Holdings Corp. *	23	1,513

Lantheus Holdings, Inc. *	21	282

LivaNova plc *	14	953

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Masimo Corp. * (a)	17	4,428

Meridian Bioscience, Inc. *	19	359

Merit Medical Systems, Inc. *	17	927

Natus Medical, Inc. *	12	234

Neogen Corp. *	2	159

NuVasive, Inc. *	16	901

Orthofix Medical, Inc. *	16	696

Penumbra, Inc. * (a)	8	1,435

Quidel Corp. *	13	2,281

		26,782

Health Care Providers & Services — 4.0%

Acadia Healthcare Co., Inc. *	29	1,458

Addus HomeCare Corp. *	5	574

Amedisys, Inc. *	12	3,520

AMN Healthcare Services, Inc. *	16	1,096

BioTelemetry, Inc. *	12	836

Chemed Corp.	5	2,876

CorVel Corp. *	3	360

Covetrus, Inc. *	31	877

Encompass Health Corp.	31	2,588

Ensign Group, Inc. (The)	17	1,225

HealthEquity, Inc. *	22	1,562

LHC Group, Inc. *	11	2,325

Magellan Health, Inc. *	30	2,507

MEDNAX, Inc. *	25	625

Molina Healthcare, Inc. *	23	4,954

Owens & Minor, Inc.	57	1,547

Patterson Cos., Inc.	32	951

Providence Service Corp. (The) *	15	2,080

R1 RCM, Inc. *	38	920

RadNet, Inc. *	14	278

Select Medical Holdings Corp. *	99	2,730

Tenet Healthcare Corp. *	43	1,721

Tivity Health, Inc. * (a)	77	1,514

		39,124

Health Care Technology — 0.5%

Allscripts Healthcare Solutions, Inc. *	64	927

HealthStream, Inc. *	10	214

HMS Holdings Corp. *	54	1,981

NextGen Healthcare, Inc. *	17	305

Omnicell, Inc. *	14	1,656

		5,083

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.6%

BJ’s Restaurants, Inc. (a)	8	304

Bloomin’ Brands, Inc.	25	487

Boyd Gaming Corp. * (a)	28	1,189

Brinker International, Inc. (a)	13	711

Caesars Entertainment, Inc. * (a)	65	4,835

Cheesecake Factory, Inc. (The) (a)	10	371

Churchill Downs, Inc.	3	662

Cracker Barrel Old Country Store, Inc.	5	716

Dine Brands Global, Inc.	6	336

Jack in the Box, Inc.	8	780

Marriott Vacations Worldwide Corp.	14	1,866

Papa John’s International, Inc.	8	696

Penn National Gaming, Inc. *	47	4,033

Ruth’s Hospitality Group, Inc.	8	133

Scientific Games Corp. *	21	855

Six Flags Entertainment Corp.	27	924

Texas Roadhouse, Inc.	22	1,716

Wendy’s Co. (The)	63	1,385

Wingstop, Inc.	3	411

Wyndham Destinations, Inc.	39	1,732

Wyndham Hotels & Resorts, Inc.	23	1,343

		25,485

Household Durables — 1.7%

Cavco Industries, Inc. *	5	895

Century Communities, Inc. *	10	420

Helen of Troy Ltd. *	2	396

Installed Building Products, Inc. *	7	744

iRobot Corp. * (a)	10	763

KB Home	59	1,961

La-Z-Boy, Inc.	15	605

M/I Homes, Inc. *	9	394

MDC Holdings, Inc.	17	846

Meritage Homes Corp. *	20	1,640

Taylor Morrison Home Corp. *	43	1,096

Tempur Sealy International, Inc. *	64	1,728

Toll Brothers, Inc.	38	1,634

TopBuild Corp. *	12	2,117

TRI Pointe Group, Inc. *	45	780

Tupperware Brands Corp. *	14	445

Universal Electronics, Inc. *	9	483

		16,947

Household Products — 0.3%

Central Garden & Pet Co. *	34	1,313

Central Garden & Pet Co., Class A *	15	552

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — continued

Energizer Holdings, Inc.	22	924

		2,789

Industrial Conglomerates — 0.3%

Carlisle Cos., Inc.	20	3,097

Insurance — 4.3%

Alleghany Corp.	7	4,022

American Equity Investment Life Holding Co.	48	1,331

American Financial Group, Inc.	43	3,782

Assured Guaranty Ltd.	26	816

Brighthouse Financial, Inc. *	39	1,394

Brown & Brown, Inc.	29	1,377

CNO Financial Group, Inc.	41	916

eHealth, Inc. *	8	586

First American Financial Corp.	59	3,046

Hanover Insurance Group, Inc. (The)	31	3,581

HCI Group, Inc. (a)	2	115

Kemper Corp.	27	2,090

Old Republic International Corp.	205	4,041

Primerica, Inc.	19	2,491

ProAssurance Corp.	17	308

Reinsurance Group of America, Inc.	36	4,126

RenaissanceRe Holdings Ltd. (Bermuda)	17	2,769

Selective Insurance Group, Inc.	19	1,305

Stewart Information Services Corp.	27	1,301

Third Point Reinsurance Ltd. (Bermuda) *	73	692

Trupanion, Inc. *	10	1,245

United Insurance Holdings Corp. (a)	73	419

Universal Insurance Holdings, Inc. (a)	11	172

		41,925

Interactive Media & Services — 0.3%

QuinStreet, Inc. *	44	947

TripAdvisor, Inc. *	30	875

Yelp, Inc. *	25	830

		2,652

Internet & Direct Marketing Retail — 0.3%

Grubhub, Inc. * (a)	12	884

Stamps.com, Inc. *	9	1,805

		2,689

IT Services — 3.1%

Alliance Data Systems Corp. (a)	15	1,111

CACI International, Inc., Class A *	15	3,818

Cardtronics plc, Class A *	15	522

Concentrix Corp. *	16	1,609

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

EVERTEC, Inc. (Puerto Rico)	20	775

ExlService Holdings, Inc. *	12	993

KBR, Inc.	95	2,938

LiveRamp Holdings, Inc. *	22	1,581

ManTech International Corp., Class A	11	934

MAXIMUS, Inc.	22	1,581

NIC, Inc.	23	589

Perficient, Inc. *	12	548

Perspecta, Inc.	106	2,562

Sabre Corp.	102	1,222

Science Applications International Corp.	17	1,580

Sykes Enterprises, Inc. *	55	2,070

TTEC Holdings, Inc. (a)	30	2,173

Unisys Corp. * (a)	40	792

WEX, Inc. *	14	2,809

		30,207

Leisure Products — 0.9%

Brunswick Corp.	30	2,257

Mattel, Inc. *	123	2,138

Polaris, Inc.	30	2,875

YETI Holdings, Inc. * (a)	23	1,554

		8,824

Life Sciences Tools & Services — 1.6%

Bio-Techne Corp.	13	4,096

Charles River Laboratories International, Inc. *	18	4,473

Medpace Holdings, Inc. *	9	1,225

NeoGenomics, Inc. * (a)	36	1,960

PRA Health Sciences, Inc. *	21	2,672

Syneos Health, Inc. *	23	1,581

		16,007

Machinery — 4.6%

AGCO Corp.	53	5,425

Alamo Group, Inc.	3	428

Albany International Corp., Class A	19	1,424

Barnes Group, Inc.	16	827

Chart Industries, Inc. *	11	1,272

Colfax Corp. *	30	1,139

Crane Co.	50	3,900

Federal Signal Corp.	19	637

Graco, Inc.	8	564

Hillenbrand, Inc.	35	1,393

ITT, Inc.	47	3,582

John Bean Technologies Corp.	11	1,287

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Lydall, Inc. *	7	216

Meritor, Inc. *	26	717

Middleby Corp. (The) *	7	941

Mueller Industries, Inc.	34	1,208

Nordson Corp.	10	1,969

Oshkosh Corp.	41	3,494

SPX Corp. *	16	900

SPX FLOW, Inc. *	14	823

Standex International Corp.	4	333

Terex Corp.	60	2,079

Timken Co. (The)	66	5,095

Toro Co. (The)	36	3,405

Wabash National Corp. (a)	68	1,172

Woodward, Inc.	6	681

		44,911

Marine — 0.1%

Kirby Corp. *	12	632

SEACOR Holdings, Inc. *	6	228

		860

Media — 0.9%

AMC Networks, Inc., Class A * (a)	10	368

Cable One, Inc.	2	3,787

EW Scripps Co. (The), Class A	20	298

Gannett Co., Inc. *	44	149

John Wiley & Sons, Inc., Class A	14	644

Meredith Corp.	14	266

New York Times Co. (The), Class A	13	689

TEGNA, Inc.	188	2,624

		8,825

Metals & Mining — 2.0%

Allegheny Technologies, Inc. *	127	2,123

Arconic Corp. *	47	1,401

Carpenter Technology Corp.	26	748

Cleveland-Cliffs, Inc. (a)	169	2,464

Commercial Metals Co.	83	1,702

Haynes International, Inc.	18	431

Kaiser Aluminum Corp.	10	1,005

Materion Corp.	15	956

Reliance Steel & Aluminum Co.	28	3,315

Royal Gold, Inc.	6	596

Steel Dynamics, Inc.	72	2,649

SunCoke Energy, Inc.	281	1,222

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — continued

Warrior Met Coal, Inc. (a)	39	836

		19,448

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

Apollo Commercial Real Estate Finance, Inc. (a)	50	563

Granite Point Mortgage Trust, Inc.	52	519

Invesco Mortgage Capital, Inc. (a)	5	18

KKR Real Estate Finance Trust, Inc.	56	1,009

New York Mortgage Trust, Inc. (a)	118	436

PennyMac Mortgage Investment Trust	35	612

Ready Capital Corp.	14	168

Redwood Trust, Inc. (a)	83	728

		4,053

Multiline Retail — 0.5%

Big Lots, Inc. (a)	14	597

Kohl’s Corp.	52	2,104

Macy’s, Inc. (a)	106	1,195

Ollie’s Bargain Outlet Holdings, Inc. *	12	948

		4,844

Multi-Utilities — 0.7%

Black Hills Corp.	21	1,296

MDU Resources Group, Inc.	146	3,838

NorthWestern Corp.	23	1,361

		6,495

Oil, Gas & Consumable Fuels — 1.3%

Antero Midstream Corp.	93	718

Callon Petroleum Co. * (a)	5	65

Cimarex Energy Co.	38	1,407

CNX Resources Corp. *	68	732

EQT Corp.	95	1,202

Green Plains, Inc. * (a)	42	549

Murphy Oil Corp.	63	762

Par Pacific Holdings, Inc. *	82	1,148

PBF Energy, Inc., Class A (a)	25	175

PDC Energy, Inc. *	34	707

Range Resources Corp. *	80	536

Renewable Energy Group, Inc. *	32	2,252

REX American Resources Corp. *	2	154

Southwestern Energy Co. * (a)	166	494

World Fuel Services Corp.	19	607

WPX Energy, Inc. *	172	1,404

		12,912

INVESTMENTS	SHARES (000)	VALUE ($000)

Paper & Forest Products — 0.7%

Boise Cascade Co.	23	1,090

Domtar Corp.	65	2,044

Glatfelter Corp.	15	252

Louisiana-Pacific Corp.	51	1,895

Mercer International, Inc. (Germany)	16	168

Neenah, Inc.	15	830

Schweitzer-Mauduit International, Inc.	11	452

		6,731

Personal Products — 0.4%

Coty, Inc., Class A	96	677

Edgewell Personal Care Co.	19	660

Medifast, Inc.	4	872

Nu Skin Enterprises, Inc., Class A	20	1,065

USANA Health Sciences, Inc. * (a)	4	293

		3,567

Pharmaceuticals — 0.5%

Endo International plc *	261	1,874

Lannett Co., Inc. * (a)	314	2,050

Prestige Consumer Healthcare, Inc. *	19	662

Supernus Pharmaceuticals, Inc. *	16	408

		4,994

Professional Services — 1.5%

ASGN, Inc. *	19	1,579

CoreLogic, Inc.	36	2,791

FTI Consulting, Inc. *	13	1,482

Heidrick & Struggles International, Inc.	42	1,219

Insperity, Inc.	13	1,083

Kelly Services, Inc., Class A	13	276

Korn Ferry	49	2,123

ManpowerGroup, Inc.	40	3,570

Resources Connection, Inc.	39	487

TrueBlue, Inc. *	21	384

		14,994

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc. *	19	2,788

RE/MAX Holdings, Inc., Class A	7	265

Realogy Holdings Corp. *	114	1,492

		4,545

Road & Rail — 0.8%

ArcBest Corp.	64	2,722

Avis Budget Group, Inc. * (a)	16	586

Landstar System, Inc.	24	3,254

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — continued

Saia, Inc. *	8	1,356

		7,918

Semiconductors & Semiconductor Equipment — 4.7%

Advanced Energy Industries, Inc. *	14	1,347

Axcelis Technologies, Inc. *	12	347

Cirrus Logic, Inc. *	20	1,655

CMC Materials, Inc.	2	340

Cohu, Inc.	14	527

Cree, Inc. *	22	2,330

Diodes, Inc. * (a)	13	945

Enphase Energy, Inc. *	41	7,194

First Solar, Inc. *	28	2,740

FormFactor, Inc. *	29	1,239

Ichor Holdings Ltd. *	9	262

Kulicke & Soffa Industries, Inc. (Singapore)	77	2,444

MKS Instruments, Inc.	18	2,689

Monolithic Power Systems, Inc.	11	3,992

Photronics, Inc. *	20	219

Power Integrations, Inc.	19	1,580

Rambus, Inc. *	38	660

Semtech Corp. *	23	1,629

Silicon Laboratories, Inc. *	14	1,834

SMART Global Holdings, Inc. * (a)	36	1,351

SolarEdge Technologies, Inc. *	17	5,329

Synaptics, Inc. *	11	1,099

Ultra Clean Holdings, Inc. *	26	823

Universal Display Corp.	14	3,217

Veeco Instruments, Inc. *	2	40

		45,832

Software — 3.1%

ACI Worldwide, Inc. *	36	1,383

Bottomline Technologies DE, Inc. *	12	617

CDK Global, Inc.	39	2,027

Ceridian HCM Holding, Inc. *	42	4,475

CommVault Systems, Inc. *	17	925

Fair Isaac Corp. *	10	4,934

j2 Global, Inc. * (a)	16	1,573

LivePerson, Inc. *	20	1,257

Manhattan Associates, Inc. *	20	2,125

Paylocity Holding Corp. *	12	2,450

Progress Software Corp.	23	1,021

PTC, Inc. *	34	4,056

Qualys, Inc. *	11	1,316

SPS Commerce, Inc. *	13	1,390

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Xperi Holding Corp.	37	782

		30,331

Specialty Retail — 2.9%

Aaron’s Co., Inc. (The) *	11	212

Abercrombie & Fitch Co., Class A (a)	20	403

American Eagle Outfitters, Inc.	52	1,036

America’s Car-Mart, Inc. *	3	286

Asbury Automotive Group, Inc. * (a)	7	962

AutoNation, Inc. *	22	1,501

Bed Bath & Beyond, Inc. (a)	44	778

Boot Barn Holdings, Inc. *	10	421

Caleres, Inc.	16	247

Children’s Place, Inc. (The) * (a)	3	137

Designer Brands, Inc., Class A (a)	23	176

Dick’s Sporting Goods, Inc.	22	1,249

Five Below, Inc. *	11	1,907

Foot Locker, Inc.	38	1,545

Genesco, Inc. * (a)	5	153

Group 1 Automotive, Inc.	6	761

Guess?, Inc.	16	366

Haverty Furniture Cos., Inc. (a)	6	153

Lithia Motors, Inc., Class A	8	2,400

Lumber Liquidators Holdings, Inc. *	9	286

MarineMax, Inc. *	7	256

Michaels Cos., Inc. (The) * (a)	35	449

Murphy USA, Inc.	11	1,374

ODP Corp. (The) *	49	1,423

Rent-A-Center, Inc.	43	1,631

RH * (a)	5	2,238

Sally Beauty Holdings, Inc. *	31	409

Signet Jewelers Ltd. (a)	19	526

Sleep Number Corp. *	9	704

Sonic Automotive, Inc., Class A	7	278

Urban Outfitters, Inc. *	23	596

Williams-Sonoma, Inc.	28	2,841

Zumiez, Inc. *	28	1,037

		28,741

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. *	29	310

NCR Corp. *	47	1,758

		2,068

Textiles, Apparel & Luxury Goods — 1.2%

Capri Holdings Ltd. *	48	2,020

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Carter’s, Inc.	16	1,477

Crocs, Inc. *	25	1,585

Deckers Outdoor Corp. *	9	2,581

Fossil Group, Inc. * (a)	18	158

G-III Apparel Group Ltd. *	14	339

Kontoor Brands, Inc. (a)	15	588

Skechers U.S.A., Inc., Class A *	45	1,623

Steven Madden Ltd.	27	963

Wolverine World Wide, Inc.	27	853

		12,187

Thrifts & Mortgage Finance — 1.1%

Essent Group Ltd.	27	1,149

Flagstar Bancorp, Inc.	12	501

HomeStreet, Inc.	9	294

Meta Financial Group, Inc.	11	402

New York Community Bancorp, Inc.	154	1,621

NMI Holdings, Inc., Class A *	46	1,046

Northfield Bancorp, Inc. (a)	15	189

Northwest Bancshares, Inc.	231	2,937

Provident Financial Services, Inc.	22	390

TrustCo Bank Corp.	140	935

Walker & Dunlop, Inc.	9	856

		10,320

Tobacco — 0.2%

Universal Corp.	9	437

Vector Group Ltd.	159	1,848

		2,285

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies, Inc.	13	1,029

DXP Enterprises, Inc. *	4	96

GMS, Inc. *	14	418

MSC Industrial Direct Co., Inc., Class A	15	1,300

NOW, Inc. *	109	780

Univar Solutions, Inc. *	149	2,825

Veritiv Corp. *	23	470

Watsco, Inc.	2	543

		7,461

Water Utilities — 0.5%

American States Water Co.	12	949

California Water Service Group (a)	16	854

Essential Utilities, Inc.	75	3,528

		5,331

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%

Shenandoah Telecommunications Co. (a)	16	701

Spok Holdings, Inc.	96	1,069

Telephone and Data Systems, Inc.	69	1,289

		3,059

Total Common Stocks (Cost $650,821)		953,960

Short-Term Investments — 5.2%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $20,294)	20,288	20,298

Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	23,008	23,010

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	7,560	7,560

Total Investment of Cash Collateral from Securities Loaned (Cost $30,571)		30,570

Total Short-Term Investments (Cost $50,865)		50,868

Total Investments — 102.9% (Cost $701,686)		1,004,828
Liabilities in Excess of Other Assets — (2.9)%		(28,656)

NET ASSETS — 100.0%		976,172

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust
(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $29,549,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
Description	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Russell 2000 E-Mini Index	51	03/2021	USD	5,043	153
S&P Midcap 400 E-Mini Index	66	03/2021	USD	15,214	456

					609

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$6,729,825		$953,960
Investments in affiliates, at value	117,243		20,298
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	41,661		30,570
Cash	—	(a)	5
Deposits at broker for futures contracts	2,045		1,475
Receivables:
Fund shares sold	22,824		184
Dividends from non-affiliates	4,830		1,074
Dividends from affiliates	2		—	(a)
Securities lending income (See Note 2.B.)	10		6
Variation margin on futures contracts	179		41
Due from adviser	6		—

Total Assets	6,918,625		1,007,613

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B.)	41,661		30,570
Fund shares redeemed	18,913		534
Accrued liabilities:
Investment advisory fees	—		150
Administration fees	160		27
Distribution fees	203		42
Service fees	215		25
Custodian and accounting fees	28		14
Trustees’ and Chief Compliance Officer’s fees	1		1
Other	148		78

Total Liabilities	61,329		31,441

Net Assets	$6,857,296		$976,172

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$3,902,083	$671,789
Total distributable earnings (loss)	2,955,213	304,383

Total Net Assets	$6,857,296	$976,172

Net Assets:
Class A	$669,602	$113,123
Class C	99,810	21,277
Class I	1,009,798	177,546
Class R2	—	12,803
Class R6	5,078,086	651,423

Total	$6,857,296	$976,172

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,749	10,734
Class C	1,770	2,548
Class I	17,696	16,509
Class R2	—	1,239
Class R6	88,963	61,010

Net Asset Value (a):
Class A — Redemption price per share	$56.99	$10.54
Class C — Offering price per share (b)	56.40	8.35
Class I — Offering and redemption price per share	57.06	10.75
Class R2 — Offering and redemption price per share	—	10.33
Class R6 — Offering and redemption price per share	57.08	10.68
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$60.15	$11.12

Cost of investments in non-affiliates	$3,689,795	$650,821
Cost of investments in affiliates	79,801	20,294
Investment securities on loan, at value (See Note 2.B.)	40,501	29,549
Cost of investment of cash collateral (See Note 2.B.)	41,661	30,571

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)
Dividend income from non-affiliates	39,458	6,977
Dividend income from affiliates	1,051	17
Non-cash dividend income from non-affiliates	5,532	—
Income from securities lending (net) (See Note 2.B.)	107	63

Total investment income	46,148	7,057

EXPENSES:
Investment advisory fees	1,109	1,086
Administration fees	2,079	326
Distribution fees:
Class A	786	128
Class C	375	75
Class R2	—	29
Service fees:
Class A	786	128
Class C	125	25
Class I	1,257	220
Class R2	—	14
Custodian and accounting fees	112	22
Interest expense to affiliates	4	— (a)
Professional fees	50	29
Trustees’ and Chief Compliance Officer’s fees	21	14
Printing and mailing costs	63	29
Registration and filing fees	88	42
Transfer agency fees (See Note 2.F.)	141	31
Other	56	14

Total expenses	7,052	2,212

Less fees waived	(3,252)	(741)
Less expense reimbursements	(12)	—

Net expenses	3,788	1,471

Net investment income (loss)	42,360	5,586

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(5,539)	28,634
Investments in affiliates	(523)	(5)
Futures contracts	6,815	5,722

Net realized gain (loss)	753	34,351

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,028,012	202,772
Investments in affiliates	19,914	(5)
Futures contracts	235	106

Change in net unrealized appreciation/depreciation	1,048,161	202,873

Net realized/unrealized gains (losses)	1,048,914	237,224

Change in net assets resulting from operations	$1,091,274	$242,810

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,360	$110,145	$5,586	$11,526
Net realized gain (loss)	753	(79,555)	34,351	13,208
Change in net unrealized appreciation/depreciation	1,048,161	311,041	202,873	(102,163)

Change in net assets resulting from operations	1,091,274	341,631	242,810	(77,429)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,190)	(13,786)	(4,777)	(7,463)
Class C	(518)	(1,399)	(1,056)	(1,930)
Class I	(9,339)	(17,951)	(7,824)	(14,281)
Class R2	—	—	(505)	(683)
Class R6	(41,922)	(76,732)	(28,918)	(32,417)

Total distributions to shareholders	(56,969)	(109,868)	(43,080)	(56,774)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	819,120	261,702	(22,267)	(16,159)

NET ASSETS:
Change in net assets	1,853,425	493,465	177,463	(150,362)
Beginning of period	5,003,871	4,510,406	798,709	949,071

End of period	$6,857,296	$5,003,871	$976,172	$798,709

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,867	$396,037	$4,113	$14,635
Distributions reinvested	5,040	13,586	4,485	7,071
Cost of shares redeemed	(66,086)	(476,055)	(15,489)	(35,182)

Change in net assets resulting from Class A capital transactions	(21,179)	(66,432)	(6,891)	(13,476)

Class C
Proceeds from shares issued	5,508	28,430	514	2,645
Distributions reinvested	416	1,019	1,043	1,874
Cost of shares redeemed	(28,013)	(27,965)	(4,376)	(9,924)

Change in net assets resulting from Class C capital transactions	(22,089)	1,484	(2,819)	(5,405)

Class I
Proceeds from shares issued	132,717	615,684	15,844	66,205
Distributions reinvested	8,870	17,086	6,558	12,652
Cost of shares redeemed	(341,795)	(449,355)	(57,254)	(132,377)

Change in net assets resulting from Class I capital transactions	(200,208)	183,415	(34,852)	(53,520)

Class R2
Proceeds from shares issued	—	—	1,103	2,859
Distributions reinvested	—	—	505	683
Cost of shares redeemed	—	—	(2,093)	(3,891)

Change in net assets resulting from Class R2 capital transactions	—	—	(485)	(349)

Class R6
Proceeds from shares issued	1,297,194	933,144	23,257	88,970
Distributions reinvested	41,367	75,669	28,918	32,417
Cost of shares redeemed	(275,965)	(865,578)	(29,395)	(64,796)

Change in net assets resulting from Class R6 capital transactions	1,062,596	143,235	22,780	56,591

Total change in net assets resulting from capital transactions	$819,120	$261,702	$(22,267)	$(16,159)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	766	9,010	443	1,620
Reinvested	96	300	434	706
Redeemed	(1,262)	(10,572)	(1,663)	(3,909)

Change in Class A Shares	(400)	(1,262)	(786)	(1,583)

Class C
Issued	107	638	67	354
Reinvested	8	23	128	234
Redeemed	(550)	(629)	(587)	(1,383)

Change in Class C Shares	(435)	32	(392)	(795)

Class I
Issued	2,545	13,690	1,668	7,326
Reinvested	168	378	620	1,238
Redeemed	(6,667)	(10,027)	(5,879)	(14,740)

Change in Class I Shares	(3,954)	4,041	(3,591)	(6,176)

Class R2
Issued	—	—	120	332
Reinvested	—	—	50	69
Redeemed	—	—	(226)	(425)

Change in Class R2 Shares	—	—	(56)	(24)

Class R6
Issued	23,396	20,323	2,309	11,559
Reinvested	778	1,679	2,753	3,191
Redeemed	(5,245)	(19,098)	(2,948)	(7,082)

Change in Class R6 Shares	18,929	2,904	2,114	7,668

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$47.11	$0.32	$10.00	$10.32	$(0.44)	$—	$(0.44)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)

Class C
Six Months Ended December 31, 2020 (Unaudited)	46.65	0.16	9.86	10.02	(0.27)	—	(0.27)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)

Class I
Six Months Ended December 31, 2020 (Unaudited)	47.22	0.39	9.95	10.34	(0.50)	—	(0.50)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	47.21	0.42	9.99	10.41	(0.54)	—	(0.54)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)
September 1, 2016 (g) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Net expenses for Class R6 Shares are 0.044% for the six months ended December 31, 2020, 0.044% for the year ended June 30, 2020, 0.043% for the year ended June 30, 2019, 0.042% for the year ended June 30, 2018 and 0.045% for the period September 1, 2016 through June 30, 2017.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$56.99	21.98%	$669,602	0.45%		1.22%	0.66%	6%
47.11	7.02	572,292	0.45		1.97	0.66	15
44.90	9.87	602,186	0.45		1.68	0.66	6
41.64	13.88	590,286	0.45		1.52	0.69	14
37.41	17.35	580,645	0.45		1.67	0.76	21
35.36	3.53	598,815	0.45		1.93	0.94	4

56.40	21.54	99,810	1.05		0.62	1.13	6
46.65	6.42	102,864	1.05		1.37	1.14	15
44.45	9.23	96,605	1.05		1.10	1.13	6
41.27	13.20	78,613	1.05		0.92	1.15	14
37.08	16.57	89,681	1.11		1.01	1.23	21
35.09	2.76	89,104	1.20		1.19	1.43	4

57.06	21.98	1,009,798	0.20		1.49	0.38	6
47.22	7.40	1,022,318	0.20		2.21	0.38	15
44.97	10.16	791,881	0.20		1.94	0.38	6
41.68	14.18	687,941	0.20		1.78	0.40	14
37.44	17.62	740,340	0.20		1.93	0.48	21
35.39	3.81	819,463	0.20		2.17	0.67	4

57.08	22.15	5,078,086	0.04	(f)	1.61	0.13	6
47.21	7.52	3,306,397	0.04	(f)	2.38	0.13	15
44.98	10.33	3,019,734	0.04	(f)	2.11	0.13	6
41.68	14.36	2,008,916	0.04	(f)	1.85	0.14	14
37.44	13.49	338,764	0.05	(f)	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$8.38	$0.05	$2.56	$2.61	$(0.09)	$(0.36)	$(0.45)
Year Ended June 30, 2020	9.88	0.10	(0.98)	(0.88)	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2019	11.75	0.10	(0.65)	(0.55)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.52	0.10	1.46	1.56	(0.08)	(1.25)	(1.33)
Year Ended June 30, 2017	10.64	0.10	1.92	2.02	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	12.98	0.09	(0.21)	(0.12)	(0.08)	(2.14)	(2.22)

Class C
Six Months Ended December 31, 2020 (Unaudited)	6.70	0.02	2.05	2.07	(0.06)	(0.36)	(0.42)
Year Ended June 30, 2020	8.02	0.04	(0.78)	(0.74)	(0.07)	(0.51)	(0.58)
Year Ended June 30, 2019	9.83	0.04	(0.56)	(0.52)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	9.85	0.03	1.24	1.27	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03	1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01	(0.19)	(0.18)	(0.03)	(2.14)	(2.17)

Class I
Six Months Ended December 31, 2020 (Unaudited)	8.55	0.06	2.61	2.67	(0.11)	(0.36)	(0.47)
Year Ended June 30, 2020	10.06	0.12	(0.99)	(0.87)	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2019	11.92	0.13	(0.67)	(0.54)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.66	0.13	1.48	1.61	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13	1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12	(0.21)	(0.09)	(0.11)	(2.14)	(2.25)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	8.21	0.03	2.51	2.54	(0.06)	(0.36)	(0.42)
Year Ended June 30, 2020	9.69	0.06	(0.97)	(0.91)	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2019	11.56	0.07	(0.65)	(0.58)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	11.36	0.07	1.44	1.51	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07	1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07	(0.22)	(0.15)	(0.06)	(2.14)	(2.20)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	8.49	0.07	2.61	2.68	(0.13)	(0.36)	(0.49)
Year Ended June 30, 2020	10.00	0.13	(0.99)	(0.86)	(0.14)	(0.51)	(0.65)
October 1, 2018 (f) through June 30, 2019	12.08	0.11	(0.82)	(0.71)	(0.14)	(1.23)	(1.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.54	31.36%	$113,123	0.60%	1.02%	0.88%	16%
8.38	(9.97)	96,485	0.60	1.08	0.88	49
9.88	(3.69)	129,406	0.60	0.98	0.88	36
11.75	14.02	171,304	0.60	0.85	0.88	33
11.52	19.37	162,853	0.62	0.87	0.93	30
10.64	0.22	99,397	0.69	0.81	0.98	39

8.35	31.09	21,277	1.09	0.51	1.38	16
6.70	(10.43)	19,697	1.10	0.57	1.39	49
8.02	(4.21)	29,952	1.10	0.49	1.38	36
9.83	13.46	36,618	1.10	0.34	1.38	33
9.85	18.58	37,529	1.17	0.32	1.44	30
9.27	(0.43)	24,343	1.39	0.12	1.52	39

10.75	31.47	177,546	0.35	1.26	0.61	16
8.55	(9.68)	171,771	0.35	1.32	0.62	49
10.06	(3.56)	264,415	0.34	1.14	0.61	36
11.92	14.31	864,316	0.35	1.10	0.61	33
11.66	19.66	788,063	0.38	1.13	0.62	30
10.75	0.47	800,082	0.44	1.04	0.63	39

10.33	31.10	12,803	0.99	0.62	1.30	16
8.21	(10.32)	10,627	1.00	0.68	1.29	49
9.69	(4.11)	12,786	0.93	0.66	1.35	36
11.56	13.79	13,560	0.83	0.61	1.35	33
11.36	19.06	22,703	0.85	0.63	1.29	30
10.52	(0.05)	11,536	0.92	0.60	1.40	39

10.68	31.71	651,423	0.25	1.38	0.36	16
8.49	(9.65)	500,129	0.25	1.45	0.36	49
10.00	(4.81)	512,512	0.25	1.51	0.37	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Market Expansion Enhanced Index Fund	Class A, Class C, Class I, Class R2 and Class R6	Diversified

The investment objective of JPMorgan Equity Index Fund (“Equity Index Fund”) is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”) is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,888,729	$—	$—	$6,888,729

Appreciation in Other Financial Instruments
Futures Contracts (a)	$747	$—	$—	$747

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,004,828	$—	$—	$1,004,828

Appreciation in Other Financial Instruments
Futures Contracts (a)	$609	$—	$—	$609

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$40,501	$(40,501)	$—
Market Expansion Enhanced Index Fund	29,549	(29,549)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$5
Market Expansion Enhanced Index Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Index Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Chase & Co. (a)	$55,564	$11,915	$3,510	$(523)	$19,912	$83,358	656	$1,047		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	82,086	251,000	297,000	(25)*	2	36,063	36,059	104	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	44,138	206,451	244,991	—	—	5,598	5,598	5	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (b) (c)	23,364	1,428,840	1,418,319	—	—	33,885	33,885	4		—

Total	$205,152	$1,898,206	$1,963,820	$(548)	$19,914	$158,904		$1,160		$—

Market Expansion Enhanced Index Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c)	$24,762	$69,635	$74,091	$(5)	$(3)	$20,298	20,288	$17		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	35,019	67,000	79,000	(7)*	(2)	23,010	23,008	36	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	4,323	72,798	69,561	—	—	7,560	7,560	2	*	—

Total	$64,104	$209,433	$222,652	$(12)	$(5)	$50,868		$55		$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

D. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2020 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity:
Average Notional Balance Long	$41,862	$17,892
Ending Notional Balance Long	49,999	20,257

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$117	$3	$9	n/a	$12	$141
Market Expansion Enhanced Index Fund
Transfer agency fees	11	3	3	$11	3	31
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Equity Index Fund and declared and paid at least annually for Market Expansion Index Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Index Fund	0.04%
Market Expansion Enhanced Index Fund	0.25

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$16	$—	(a)
Market Expansion Enhanced Index Fund	2	—	(a)

(a)	Amount rounds to less than one thousand.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2
Equity Index Fund	0.25%	0.25%	0.25%	n/a
Market Expansion Enhanced Index Fund	0.25	0.25	0.25	0.25%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	0.045%
Market Expansion Enhanced Index Fund	0.60	1.10%	0.35	1.00%	0.25

The expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$1,108	$1,220	$902	$3,230	$12
Market Expansion Enhanced Index Fund	287	192	251	730	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Equity Index Fund	$22
Market Expansion Enhanced Index Fund	11

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, Market Expansion Enhanced Index Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$1,149,157	$341,795
Market Expansion Enhanced Index Fund	137,213	189,099

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$3,811,257	$3,121,238	$43,019	$3,078,219
Market Expansion Enhanced Index Fund	701,686	328,884	25,133		303,751

As of June 30, 2020, the Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Index Fund	$3,355	$1,124

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Index Fund	$(5,720)	$7,623
Market Expansion Enhanced Index Fund	8,700	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020. Average borrowings from the Facility during the six months ended December 31, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$33,005	0.83%	5	$4

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Fund had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Market Expansion Enhanced Index Fund	3	54.9%

As of December 31, 2020, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	–	57.4%
Market Expansion Enhanced Index Fund	62.2%	–

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,219.80	$2.52	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class C
Actual	1,000.00	1,215.40	5.86	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class I
Actual	1,000.00	1,219.80	1.12	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R6
Actual	1,000.00	1,221.50	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

JPMorgan Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,313.60	3.50	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class C
Actual	1,000.00	1,310.90	6.35	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class I
Actual	1,000.00	1,314.70	2.04	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R2
Actual	1,000.00	1,311.00	5.77	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R6
Actual	1,000.00	1,317.10	1.46	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe for both the one- and three-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance for Class A shares was in third, fifth and fourth quintiles based upon the Peer Group, and in the third, third and second quintiles based upon Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third and fifth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the third, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2020

consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Market Expansion Enhanced Index Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2020	J.P. MORGAN EQUITY FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-INDEX-1220

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2020 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of December 31, 2020 (in thousands)

JPMorgan Investor Balanced Fund, Class A	9.05%	14.21%	0.90%	25.24%	21.61%	$5,306,587

JPMorgan Investor Conservative Growth Fund, Class A	4.45%	9.42%	0.90%	25.24%	21.61%	4,446,331

JPMorgan Investor Growth Fund, Class A	17.83%	23.39%	0.90%	25.24%	21.61%	3,585,114

JPMorgan Investor Growth & Income Fund, Class A	13.09%	18.41%	0.90%	25.24%	21.61%	3,619,976

Portfolio Composition by Asset Class**

Investor Balanced Fund
Fixed Income	43.1%
U.S. Equity	37.5
International Equity	14.2
Alternative Assets	3.8
Short-Term Investments	1.4

Investor Conservative Growth Fund
Fixed Income	61.9%
U.S. Equity	21.8
International Equity	9.1
Alternative Assets	4.6
Short-Term Investments	2.6

Investor Growth Fund
U.S. Equity	64.1%
International Equity	23.2
Fixed Income	10.7
Alternative Assets	0.7
Short-Term Investments	1.3

Investor Growth & Income Fund
U.S. Equity	50.6%
Fixed Income	28.4
International Equity	17.0
Alternative Assets	2.0
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	Percentages indicated are based on total investments as of December 31, 2020. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations was relatively small at the end of the summer compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and

Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.

For the six months ended December 31, 2020, each of the Investor Funds’ Class A Shares outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to global equity, which largely outperformed fixed income markets.

Each of the Investor Funds’ Class A Shares underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, due to the Investor Funds’ allocations to fixed income and international developed market equity, which both underperformed U.S. equity.

The Class A Shares of the Investor Growth Fund outperformed the MSCI EAFE Index, largely due to its large allocation to U.S. equity, which outperformed international developed market equity, while the Investor Balanced Fund, Investor Conservative Growth Fund and the Investor Growth & Income Fund underperformed the MSCI EAFE Index due to their allocations to fixed income, which underperformed international development market equity.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	3

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds and real estate investment trusts. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark. During the reporting period, the Investor Funds’ portfolio managers maintained their relative overweight positions in international equity.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		9.05%	8.76%	7.76%	6.87%
Without Sales Charge		14.21	13.87	8.77	7.36
CLASS C SHARES	July 1, 1997
With CDSC***		12.90	12.23	8.16	6.90
Without CDSC		13.90	13.23	8.16	6.90
CLASS I SHARES	December 10, 1996	14.39	14.19	9.04	7.63
CLASS R6 SHARES	July 31, 2017	14.53	14.40	9.18	7.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		4.45%	5.73%	5.78%	5.13%
Without Sales Charge		9.42	10.69	6.76	5.62
CLASS C SHARES	July 1, 1997
With CDSC***		8.09	9.16	6.16	5.16
Without CDSC		9.09	10.16	6.16	5.16
CLASS I SHARES	December 10, 1996	9.58	10.97	7.03	5.89
CLASS R6 SHARES	July 31, 2017	9.71	11.22	7.14	5.94

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate

Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		17.83%	14.40%	11.37%	10.10%
Without Sales Charge		23.39	19.80	12.40	10.61
CLASS C SHARES	July 1, 1997
With CDSC***		22.07	18.15	11.76	10.12
Without CDSC		23.07	19.15	11.76	10.12
CLASS I SHARES	December 10, 1996	23.54	20.07	12.68	10.89
CLASS R6 SHARES	July 31, 2017	23.68	20.33	12.80	10.94

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate

Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		13.09%	11.61%	9.55%	8.38%
Without Sales Charge		18.41	16.90	10.56	8.88
CLASS C SHARES	July 1, 1997
With CDSC***		17.05	15.24	9.94	8.41
Without CDSC		18.05	16.24	9.94	8.41
CLASS I SHARES	December 10, 1996	18.53	17.22	10.83	9.16
CLASS R6 SHARES	July 31, 2017	18.74	17.50	10.97	9.22

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an

unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.7%

Alternative Assets — 3.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	6,764	89,618

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	6,350	73,148

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	3,859	39,133

Total Alternative Assets		201,899

Fixed Income — 43.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	86,575	1,064,002

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	55,215	481,471

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,952	49,400

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,069	18,310

JPMorgan High Yield Fund Class R6 Shares (a)	20,573	146,482

JPMorgan Income Fund Class R6 Shares (a)	25,107	236,755

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,132	65,981

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	22,434	228,830

Total Fixed Income		2,291,231

International Equity — 14.2%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,280	144,392

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,678	97,961

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,264	89,521

JPMorgan International Equity Fund Class R6 Shares (a)	4,513	90,490

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	17,445	331,450

Total International Equity		753,814

U.S. Equity — 37.5%

JPMorgan Equity Income Fund Class R6 Shares (a)	8,166	161,117

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	4,569	285,353

JPMorgan Large Cap Value Fund Class R6 Shares (a)	9,213	153,496

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	18,115	193,467

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,055	55,678

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	371	25,675

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,890	50,943

JPMorgan U.S. Equity Fund Class R6 Shares (a)	24,928	477,120

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,861	182,150

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,518	238,988

JPMorgan Value Advantage Fund Class R6 Shares (a)	4,659	165,395

Total U.S. Equity		1,989,382

Total Investment Companies (Cost $4,079,013)		5,236,326

Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $74,610)	74,610	74,610

Total Investments — 100.1% (Cost $4,153,623)		5,310,936
Liabilities in Excess of Other Assets — (0.1)%		(4,349)

NET ASSETS — 100.0%		5,306,587

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 97.2%

Alternative Assets — 4.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	6,312	83,634

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	6,903	79,521

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,097	41,542

Total Alternative Assets		204,697

Fixed Income — 61.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	104,065	1,278,956

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	60,660	528,953

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,248	43,559

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,280	20,182

JPMorgan Government Bond Fund Class R6 Shares (a)	4,216	47,467

JPMorgan High Yield Fund Class R6 Shares (a)	17,360	123,603

JPMorgan Income Fund Class R6 Shares (a)	26,600	250,836

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,821	73,398

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	37,355	381,024

Total Fixed Income		2,747,978

International Equity — 9.0%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,964	86,436

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,855	59,783

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,160	31,824

JPMorgan International Equity Fund Class R6 Shares (a)	1,703	34,151

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	9,966	189,346

Total International Equity		401,540

U.S. Equity — 21.8%

JPMorgan Equity Income Fund Class R6 Shares (a)	5,101	100,642

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	2,044	127,631

JPMorgan Large Cap Value Fund Class R6 Shares (a)	2,935	48,905

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	6,683	71,379

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	931	49,171

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	208	14,432

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,251	33,719

JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,863	207,913

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,684	107,234

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	3,227	102,572

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,934	104,164

Total U.S. Equity		967,762

Total Investment Companies (Cost $3,680,861)		4,321,977

Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $115,963)	115,963	115,963

Total Investments — 99.8% (Cost $3,796,824)		4,437,940
Other Assets Less Liabilities — 0.2%		8,391

NET ASSETS — 100.0%		4,446,331

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.8%

Alternative Assets — 0.7%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,826	24,196

Fixed Income — 10.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	20,637	253,628

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,032	35,155

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,696	14,080

JPMorgan High Yield Fund Class R6 Shares (a)	8,771	62,452

JPMorgan Income Fund Class R6 Shares (a)	1,813	17,095

Total Fixed Income		382,410

International Equity — 23.2%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,733	120,298

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,131	86,493

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,723	102,135

JPMorgan International Equity Fund Class R6 Shares (a)	7,310	146,565

JPMorgan International Focus Fund Class R6 Shares (a)	4,191	109,099

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	14,110	268,097

Total International Equity		832,687

U.S. Equity — 64.2%

JPMorgan Equity Income Fund Class R6 Shares (a)	5,711	112,685

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	6,798	424,512

JPMorgan Large Cap Value Fund Class R6 Shares (a)	21,056	350,800

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	17,886	191,027

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,274	67,279

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	257	17,829

JPMorgan Small Cap Value Fund Class R6 Shares (a)	3,015	81,296

JPMorgan U.S. Equity Fund Class R6 Shares (a)	27,195	520,503

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,961	188,532

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,188	228,496

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,336	118,422

Total U.S. Equity		2,301,381

Total Investment Companies (Cost $2,430,235)		3,540,674

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $46,554)	46,554	46,554

Total Investments — 100.1% (Cost $2,476,789)		3,587,228
Liabilities in Excess of Other Assets — (0.1)%		(2,114)

NET ASSETS — 100.0%		3,585,114

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.0%

Alternative Assets — 2.0%

JPMorgan Realty Income Fund Class R6 Shares (a)	3,644	48,285

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	2,127	24,505

Total Alternative Assets		72,790

Fixed Income — 28.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	41,713	512,655

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,738	189,558

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,860	15,434

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	952	8,428

JPMorgan High Yield Fund Class R6 Shares (a)	13,904	98,996

JPMorgan Income Fund Class R6 Shares (a)	11,788	111,159

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,292	35,427

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	5,645	57,583

Total Fixed Income		1,029,240

International Equity — 17.0%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,250	99,064

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,669	76,820

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,754	75,545

JPMorgan International Equity Fund Class R6 Shares (a)	4,368	87,574

JPMorgan International Focus Fund Class R6 Shares (a)	2,095	54,528

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,656	221,462

Total International Equity		614,993

U.S. Equity — 50.6%

JPMorgan Equity Income Fund Class R6 Shares (a)	6,075	119,865

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,506	343,831

JPMorgan Large Cap Value Fund Class R6 Shares (a)	12,541	208,932

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	14,153	151,157

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	944	49,834

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	245	16,971

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,403	64,793

JPMorgan U.S. Equity Fund Class R6 Shares (a)	21,528	412,054

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,762	112,216

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,144	227,100

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,464	122,969

Total U.S. Equity		1,829,722

Total Investment Companies (Cost $2,566,581)		3,546,745

Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $71,870)	71,870	71,870

Total Investments — 100.0% (Cost $2,638,451)		3,618,615
Other Assets Less Liabilities — 0.0% (c)		1,361

NET ASSETS — 100.0%		3,619,976

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,310,936		$4,437,940	$3,587,228	$3,618,615
Cash	2		2	1	1
Receivables:
Investment securities sold	2,000		2,200	—	800
Fund shares sold	2,857		25,685	4,665	6,014
Dividends from affiliates	868		912	63	408

Total Assets	5,316,663		4,466,739	3,591,957	3,625,838

LIABILITIES:
Payables:
Distributions	270		115	340	221
Investment securities purchased	868		14,160	63	1,207
Fund shares redeemed	6,192		3,781	4,774	2,696
Accrued liabilities:
Investment advisory fees	216		175	145	146
Distribution fees	1,273		1,146	720	777
Service fees	1,098		913	629	648
Custodian and accounting fees	6		4	4	3
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	1	1
Other	153		113	167	163

Total Liabilities	10,076		20,408	6,843	5,862

Net Assets	$5,306,587		$4,446,331	$3,585,114	$3,619,976

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,115,866	$3,770,735	$2,446,443	$2,647,934
Total distributable earnings (loss)	1,190,721	675,596	1,138,671	972,042

Total Net Assets	$5,306,587	$4,446,331	$3,585,114	$3,619,976

Net Assets:
Class A	$4,316,301	$2,997,240	$2,942,668	$3,150,283
Class C	589,226	820,352	173,813	192,366
Class I	332,323	588,926	447,809	247,682
Class R6	68,737	39,813	20,824	29,645

Total	$5,306,587	$4,446,331	$3,585,114	$3,619,976

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	269,936	223,715	130,826	171,347
Class C	37,550	61,551	8,466	10,848
Class I	20,735	43,665	19,384	13,747
Class R6	4,291	2,954	902	1,646

Net Asset Value (a):
Class A — Redemption price per share	$15.99	$13.40	$22.49	$18.39
Class C — Offering price per share (b)	15.69	13.33	20.53	17.73
Class I — Offering and redemption price per share	16.03	13.49	23.10	18.02
Class R6 — Offering and redemption price per share	16.02	13.48	23.09	18.02
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.74	$14.03	$23.55	$19.26

Cost of investments in affiliates	$4,153,623	$3,796,824	$2,476,789	$2,638,451

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$58,697		$48,349	$32,038	$35,819

Total investment income	58,697		48,349	32,038	35,819

EXPENSES:
Investment advisory fees	1,249		986	808	830
Distribution fees:
Class A	4,969		3,386	3,279	3,579
Class C	2,339		3,407	651	747
Service fees:
Class A	4,969		3,386	3,279	3,579
Class C	780		1,136	217	249
Class I	404		376	522	285
Custodian and accounting fees	85		61	52	55
Interest expense to affiliates	—	(a)	—	—	—
Professional fees	43		38	32	33
Trustees’ and Chief Compliance Officer’s fees	20		19	18	18
Printing and mailing costs	125		92	107	95
Registration and filing fees	158		134	116	114
Transfer agency fees (See Note 2.D.)	181		111	312	223
Other	48		38	32	32

Total expenses	15,370		13,170	9,425	9,839

Less fees waived	(411)		(294)	(641)	(561)

Net expenses	14,959		12,876	8,784	9,278

Net investment income (loss)	43,738		35,473	23,254	26,541

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	32,819		(630)	19,600	16,536
Distributions of capital gains received from investment company affiliates	102,633		68,429	89,368	78,234
Change in net unrealized appreciation/depreciation of investments in affiliates	481,877		248,102	546,757	437,326

Net realized/unrealized gains (losses)	617,329		315,901	655,725	532,096

Change in net assets resulting from operations	$661,067		$351,374	$678,979	$558,637

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,738	$83,109	$35,473	$67,103
Net realized gain (loss) on investments in affiliates	32,819	154,582	(630)	67,580
Distributions of capital gains received from investment company affiliates	102,633	119,158	68,429	52,549
Change in net unrealized appreciation/depreciation of investments in affiliates	481,877	(149,916)	248,102	(30,281)

Change in net assets resulting from operations	661,067	206,933	351,374	156,951

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(223,728)	(229,989)	(89,238)	(106,707)
Class C	(29,903)	(42,751)	(23,291)	(43,315)
Class I	(18,222)	(20,229)	(15,437)	(6,669)
Class R6	(3,878)	(4,648)	(1,164)	(75)

Total distributions to shareholders	(275,731)	(297,617)	(129,130)	(156,766)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	256,949	(26,255)	689,487	110,079

NET ASSETS:
Change in net assets	642,285	(116,939)	911,731	110,264
Beginning of period	4,664,302	4,781,241	3,534,600	3,424,336

End of period	$5,306,587	$4,664,302	$4,446,331	$3,534,600

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,254	$33,863	$26,541	$45,055
Net realized gain (loss) on investments in affiliates	19,600	130,833	16,536	142,821
Distributions of capital gains received from investment company affiliates	89,368	112,377	78,234	97,301
Change in net unrealized appreciation/depreciation of investments in affiliates	546,757	(153,606)	437,326	(144,999)

Change in net assets resulting from operations	678,979	123,467	558,637	140,178

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(190,567)	(177,809)	(199,481)	(180,537)
Class C	(11,958)	(14,895)	(12,249)	(15,142)
Class I	(29,438)	(30,485)	(16,265)	(16,426)
Class R6	(1,367)	(944)	(1,980)	(1,136)

Total distributions to shareholders	(233,330)	(224,133)	(229,975)	(213,241)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	249,114	204,943	258,676	199,917

NET ASSETS:
Change in net assets	694,763	104,277	587,338	126,854
Beginning of period	2,890,351	2,786,074	3,032,638	2,905,784

End of period	$3,585,114	$2,890,351	$3,619,976	$3,032,638

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$510,590	$804,533	$604,253	$707,325
Distributions reinvested	222,566	229,101	88,902	106,330
Cost of shares redeemed	(359,167)	(783,437)	(277,809)	(558,904)

Change in net assets resulting from Class A capital transactions	373,989	250,197	415,346	254,751

Class C
Proceeds from shares issued	40,683	92,860	79,224	152,586
Distributions reinvested	29,808	42,486	23,226	43,140
Cost of shares redeemed	(180,624)	(227,894)	(304,310)	(339,533)

Change in net assets resulting from Class C capital transactions	(110,133)	(92,548)	(201,860)	(143,807)

Class I
Proceeds from shares issued	26,050	61,893	462,668	29,848
Distributions reinvested	17,829	19,891	15,255	6,494
Cost of shares redeemed	(40,164)	(253,271)	(32,668)	(43,993)

Change in net assets resulting from Class I capital transactions	3,715	(171,487)	445,255	(7,651)

Class R6
Proceeds from shares issued	13,042	8,796	31,783	7,156
Distributions reinvested	3,878	4,648	1,163	75
Cost of shares redeemed	(27,542)	(25,861)	(2,200)	(445)

Change in net assets resulting from Class R6 capital transactions	(10,622)	(12,417)	30,746	6,786

Total change in net assets resulting from capital transactions	$256,949	$(26,255)	$689,487	$110,079

SHARE TRANSACTIONS:
Class A
Issued	32,473	54,485	45,878	56,518
Reinvested	13,972	15,430	6,668	8,462
Redeemed	(22,892)	(54,146)	(21,118)	(45,232)

Change in Class A Shares	23,553	15,769	31,428	19,748

Class C
Issued	2,633	6,428	6,057	12,247
Reinvested	1,907	2,906	1,751	3,449
Redeemed	(11,710)	(16,049)	(23,236)	(27,680)

Change in Class C Shares	(7,170)	(6,715)	(15,428)	(11,984)

Class I
Issued	1,654	4,202	34,713	2,372
Reinvested	1,117	1,338	1,135	514
Redeemed	(2,547)	(16,863)	(2,469)	(3,553)

Change in Class I Shares	224	(11,323)	33,379	(667)

Class R6
Issued	817	605	2,412	570
Reinvested	243	313	86	6
Redeemed	(1,731)	(1,717)	(163)	(35)

Change in Class R6 Shares	(671)	(799)	2,335	541

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$340,822	$558,177	$321,749	$565,444
Distributions reinvested	189,135	176,437	198,293	179,461
Cost of shares redeemed	(278,546)	(455,371)	(246,341)	(521,230)

Change in net assets resulting from Class A capital transactions	251,411	279,243	273,701	223,675

Class C
Proceeds from shares issued	12,584	27,420	9,026	27,326
Distributions reinvested	11,871	14,722	12,216	15,011
Cost of shares redeemed	(45,349)	(54,930)	(52,418)	(69,814)

Change in net assets resulting from Class C capital transactions	(20,894)	(12,788)	(31,176)	(27,477)

Class I
Proceeds from shares issued	33,229	66,549	19,233	33,034
Distributions reinvested	28,376	29,649	15,756	15,920
Cost of shares redeemed	(47,878)	(161,471)	(20,304)	(56,949)

Change in net assets resulting from Class I capital transactions	13,727	(65,273)	14,685	(7,995)

Class R6
Proceeds from shares issued	4,717	5,644	979	11,377
Distributions reinvested	1,362	943	1,980	1,136
Cost of shares redeemed	(1,209)	(2,826)	(1,493)	(799)

Change in net assets resulting from Class R6 capital transactions	4,870	3,761	1,466	11,714

Total change in net assets resulting from capital transactions	$249,114	$204,943	$258,676	$199,917

SHARE TRANSACTIONS:
Class A
Issued	15,771	28,831	17,902	34,165
Reinvested	8,471	8,791	10,847	10,681
Redeemed	(12,913)	(23,795)	(13,766)	(31,975)

Change in Class A Shares	11,329	13,827	14,983	12,871

Class C
Issued	636	1,555	520	1,717
Reinvested	582	796	693	922
Redeemed	(2,289)	(3,095)	(3,024)	(4,444)

Change in Class C Shares	(1,071)	(744)	(1,811)	(1,805)

Class I
Issued	1,495	3,339	1,086	2,041
Reinvested	1,238	1,443	879	967
Redeemed	(2,129)	(8,024)	(1,150)	(3,539)

Change in Class I Shares	604	(3,242)	815	(531)

Class R6
Issued	206	288	56	706
Reinvested	60	46	110	69
Redeemed	(53)	(145)	(85)	(48)

Change in Class R6 Shares	213	189	81	727

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$14.77	$0.14	$1.95	$2.09	$(0.18)	$(0.69)	$(0.87)
Year Ended June 30, 2020	15.00	0.27	0.46	0.73	(0.27)	(0.69)	(0.96)
Year Ended June 30, 2019	15.30	0.29	0.46	0.75	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2018	15.37	0.24	0.72	0.96	(0.29)	(0.74)	(1.03)
Year Ended June 30, 2017	14.33	0.23	1.33	1.56	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2016	15.12	0.22	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)

Class C
Six Months Ended December 31, 2020 (Unaudited)	14.51	0.09	1.92	2.01	(0.14)	(0.69)	(0.83)
Year Ended June 30, 2020	14.74	0.19	0.46	0.65	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2019	15.06	0.21	0.44	0.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.14	0.14	0.73	0.87	(0.21)	(0.74)	(0.95)
Year Ended June 30, 2017	14.13	0.14	1.30	1.44	(0.15)	(0.28)	(0.43)
Year Ended June 30, 2016	14.92	0.14	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)

Class I
Six Months Ended December 31, 2020 (Unaudited)	14.80	0.16	1.96	2.12	(0.20)	(0.69)	(0.89)
Year Ended June 30, 2020	15.02	0.29	0.48	0.77	(0.30)	(0.69)	(0.99)
Year Ended June 30, 2019	15.33	0.33	0.45	0.78	(0.41)	(0.68)	(1.09)
Year Ended June 30, 2018	15.39	0.28	0.73	1.01	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2017	14.35	0.27	1.33	1.60	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2016	15.14	0.26	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	14.79	0.17	1.97	2.14	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2020	15.02	0.34	0.46	0.80	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2019	15.32	0.36	0.45	0.81	(0.43)	(0.68)	(1.11)
July 31, 2017 (h) through June 30, 2018	15.63	0.29	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$15.99	14.21%	$4,316,301	0.56%	1.80%	0.58%	4%
14.77	4.97	3,638,623	0.54	1.85	0.57	26
15.00	5.52	3,458,135	0.52	1.98	0.60	12
15.30	6.30	3,436,111	0.52	1.54	0.63	9
15.37	11.09	3,430,816	0.52	1.55	0.65	4
14.33	(0.40)	3,836,242	0.46	1.55	0.67	12

15.69	13.90	589,226	1.07	1.17	1.07	4
14.51	4.48	648,738	1.07	1.31	1.07	26
14.74	4.89	758,346	1.08	1.42	1.10	12
15.06	5.71	791,718	1.09	0.89	1.13	9
15.14	10.40	1,071,522	1.09	0.97	1.15	4
14.13	(0.95)	1,155,896	1.01	1.00	1.16	12

16.03	14.39	332,323	0.31	2.04	0.32	4
14.80	5.26	303,555	0.29	1.98	0.32	26
15.02	5.71	478,250	0.27	2.24	0.35	12
15.33	6.62	471,153	0.27	1.76	0.37	9
15.39	11.36	469,758	0.27	1.80	0.38	4
14.35	(0.15)	408,797	0.20	1.83	0.39	12

16.02	14.53	68,737	0.07	2.17	0.07	4
14.79	5.46	73,386	0.06	2.27	0.07	26
15.02	5.96	86,510	0.09	2.40	0.10	12
15.32	5.07	85,614	0.12	2.03	0.12	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$12.63	$0.12	$1.07	$1.19	$(0.16)	$(0.26)	$(0.42)
Year Ended June 30, 2020	12.58	0.26	0.37	0.63	(0.26)	(0.32)	(0.58)
Year Ended June 30, 2019	12.61	0.28	0.41	0.69	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2018	12.80	0.24	0.24	0.48	(0.26)	(0.41)	(0.67)
Year Ended June 30, 2017	12.36	0.23	0.61	0.84	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2016	12.78	0.22	(0.11)	0.11	(0.23)	(0.30)	(0.53)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.57	0.08	1.06	1.14	(0.12)	(0.26)	(0.38)
Year Ended June 30, 2020	12.52	0.19	0.37	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.55	0.21	0.41	0.62	(0.25)	(0.40)	(0.65)
Year Ended June 30, 2018	12.75	0.16	0.24	0.40	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2017	12.30	0.15	0.62	0.77	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.73	0.15	(0.12)	0.03	(0.16)	(0.30)	(0.46)

Class I
Six Months Ended December 31, 2020 (Unaudited)	12.71	0.17	1.04	1.21	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2020	12.66	0.29	0.37	0.66	(0.29)	(0.32)	(0.61)
Year Ended June 30, 2019	12.69	0.31	0.41	0.72	(0.35)	(0.40)	(0.75)
Year Ended June 30, 2018	12.87	0.27	0.25	0.52	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2017	12.42	0.26	0.62	0.88	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2016	12.84	0.25	(0.11)	0.14	(0.26)	(0.30)	(0.56)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	12.70	0.18	1.05	1.23	(0.19)	(0.26)	(0.45)
Year Ended June 30, 2020	12.65	0.37	0.32	0.69	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2019	12.68	0.35	0.38	0.73	(0.36)	(0.40)	(0.76)
July 31, 2017 (h) through June 30, 2018	13.00	0.24	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$13.40	9.42%	$2,997,240	0.55%	1.88%	0.57%	2%
12.63	5.13	2,428,688	0.54	2.08	0.57	21
12.58	5.80	2,170,888	0.52	2.25	0.60	10
12.61	3.76	2,173,957	0.52	1.85	0.64	6
12.80	6.92	2,081,812	0.52	1.80	0.65	6
12.36	0.97	2,411,763	0.46	1.76	0.66	12

13.33	9.09	820,352	1.07	1.24	1.07	2
12.57	4.60	967,282	1.07	1.54	1.07	21
12.52	5.24	1,113,797	1.08	1.69	1.10	10
12.55	3.09	1,188,675	1.10	1.21	1.13	6
12.75	6.40	1,573,159	1.10	1.22	1.15	6
12.30	0.34	1,740,461	1.01	1.21	1.16	12

13.49	9.58	588,926	0.31	2.59	0.33	2
12.71	5.35	130,768	0.29	2.32	0.33	21
12.66	6.03	138,655	0.27	2.51	0.36	10
12.69	4.08	136,915	0.27	2.09	0.39	6
12.87	7.22	135,687	0.27	2.05	0.40	6
12.42	1.22	135,832	0.21	2.02	0.41	12

13.48	9.71	39,813	0.07	2.63	0.07	2
12.70	5.57	7,862	0.08	2.91	0.09	21
12.65	6.19	996	0.12	2.78	0.12	10
12.68	2.95	175	0.14	2.09	0.15	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$19.50	$0.16	$4.37	$4.53	$(0.21)	$(1.33)	$(1.54)
Year Ended June 30, 2020	20.15	0.24	0.73	0.97	(0.23)	(1.39)	(1.62)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Year Ended June 30, 2017	18.04	0.18	3.19	3.37	(0.19)	(0.84)	(1.03)
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)

Class C
Six Months Ended December 31, 2020 (Unaudited)	17.92	0.08	4.03	4.11	(0.17)	(1.33)	(1.50)
Year Ended June 30, 2020	18.67	0.12	0.68	0.80	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)

Class I
Six Months Ended December 31, 2020 (Unaudited)	19.99	0.18	4.50	4.68	(0.24)	(1.33)	(1.57)
Year Ended June 30, 2020	20.62	0.28	0.76	1.04	(0.28)	(1.39)	(1.67)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	19.98	0.23	4.47	4.70	(0.26)	(1.33)	(1.59)
Year Ended June 30, 2020	20.61	0.33	0.75	1.08	(0.32)	(1.39)	(1.71)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$22.49	23.39%	$2,942,668	0.55%	1.44%	0.59%	2%
19.50	4.69	2,330,222	0.54	1.23	0.59	21
20.15	4.89	2,129,765	0.52	1.33	0.62	7
20.80	11.02	2,048,525	0.52	0.88	0.67	11
20.38	19.19	1,937,119	0.52	0.93	0.70	8
18.04	(3.54)	1,893,308	0.47	0.93	0.72	8

20.53	23.07	173,813	1.08	0.77	1.08	2
17.92	4.09	170,927	1.08	0.67	1.09	21
18.67	4.31	191,971	1.09	0.77	1.12	7
19.43	10.41	205,740	1.10	0.20	1.16	11
19.20	18.47	274,389	1.09	0.35	1.19	8
17.10	(4.05)	270,007	1.02	0.39	1.21	8

23.10	23.54	447,809	0.31	1.65	0.33	2
19.99	4.92	375,434	0.29	1.41	0.33	21
20.62	5.18	454,039	0.27	1.59	0.36	7
21.24	11.33	439,498	0.27	1.11	0.39	11
20.77	19.46	346,558	0.27	1.17	0.39	8
18.37	(3.28)	283,616	0.20	1.21	0.40	8

23.09	23.68	20,824	0.10	2.07	0.10	2
19.98	5.13	13,768	0.10	1.67	0.10	21
20.61	5.35	10,299	0.11	1.77	0.12	7
21.23	8.90	8,073	0.14	1.45	0.27	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.59	$0.15	$2.89	$3.04	$(0.19)	$(1.05)	$(1.24)
Year Ended June 30, 2020	16.94	0.26	0.61	0.87	(0.25)	(0.97)	(1.22)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Year Ended June 30, 2017	15.79	0.22	2.07	2.29	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)

Class C
Six Months Ended December 31, 2020 (Unaudited)	16.04	0.08	2.80	2.88	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2020	16.41	0.16	0.61	0.77	(0.17)	(0.97)	(1.14)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.28	0.16	2.84	3.00	(0.21)	(1.05)	(1.26)
Year Ended June 30, 2020	16.64	0.29	0.61	0.90	(0.29)	(0.97)	(1.26)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.27	0.18	2.85	3.03	(0.23)	(1.05)	(1.28)
Year Ended June 30, 2020	16.64	0.33	0.60	0.93	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$18.39	18.41%	$3,150,283	0.55%	1.61%	0.58%	4%
16.59	5.14	2,593,685	0.54	1.55	0.58	27
16.94	5.45	2,430,409	0.52	1.67	0.61	12
17.41	8.67	2,386,397	0.52	1.25	0.66	11
17.37	14.82	2,348,659	0.52	1.30	0.67	7
15.79	(2.06)	2,489,097	0.46	1.33	0.69	13

17.73	18.05	192,366	1.07	0.96	1.08	4
16.04	4.62	203,007	1.07	1.00	1.08	27
16.41	4.78	237,376	1.09	1.11	1.11	12
16.92	8.10	260,085	1.10	0.57	1.14	11
16.91	14.17	385,447	1.10	0.73	1.17	7
15.39	(2.63)	414,439	1.02	0.79	1.19	13

18.02	18.53	247,682	0.31	1.84	0.33	4
16.28	5.45	210,480	0.29	1.79	0.33	27
16.64	5.62	224,050	0.27	1.93	0.36	12
17.14	9.02	242,612	0.27	1.49	0.39	11
17.11	15.07	238,466	0.27	1.53	0.39	7
15.57	(1.82)	238,427	0.20	1.60	0.40	13

18.02	18.74	29,645	0.07	2.07	0.07	4
16.27	5.62	25,466	0.06	2.02	0.07	27
16.64	5.85	13,949	0.08	1.60	0.09	12
17.13	7.04	619	0.13	1.42	0.14	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,310,936	$—	$—	$5,310,936

Investor Conservative Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,437,940	$—	$—	$4,437,940

Investor Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,587,228	$—	$—	$3,587,228

Investor Growth & Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,618,615	$—	$—	$3,618,615

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Investor Balanced Fund

	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,016,902	$54,916	$—	$—	$(7,816)	$1,064,002	86,575	$12,483	$17,054
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	460,270	21,294	—	—	(93)	481,471	55,215	6,356	7,633
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	44,506	884	—	—	4,010	49,400	5,952	885	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	113,205	265	10,830	2,160	39,592	144,392	3,280	265	—

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Investor Balanced Fund (continued)
	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$75,736	$1,445	$2,496	$217	$23,059	$97,961	4,678	$1,445	$—
JPMorgan Equity Income Fund Class R6 Shares (a)	134,748	2,601	2,642	44	26,366	161,117	8,166	1,601	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	72,638	1,262	—	—	15,621	89,521	3,264	1,262	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	67,191	642	51,454	(4,598)	6,529	18,310	2,069	642	—
JPMorgan High Yield Fund Class R6 Shares (a)	123,852	12,612	—	—	10,018	146,482	20,573	3,289	—
JPMorgan Income Fund Class R6 Shares (a)	206,297	21,375	—	—	9,083	236,755	25,107	5,317	276
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	63,174	734	—	—	2,073	65,981	6,132	734	—
JPMorgan International Equity Fund Class R6 Shares (a)	72,965	1,159	—	—	16,366	90,490	4,513	1,160	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	276,983	6,339	—	—	48,128	331,450	17,445	6,338	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	264,075	13,950	51,486	13,284	45,530	285,353	4,569	344	13,607
JPMorgan Large Cap Value Fund Class R6 Shares (a)	116,791	5,388	7,597	546	38,368	153,496	9,213	935	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	203,010	24,798	—	—	1,022	228,830	22,434	1,542	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	157,086	8,664	12,346	(33)	40,096	193,467	18,115	2,272	6,392
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	46,588	5,266	5,521	1,574	7,771	55,678	1,055	76	5,192
JPMorgan Realty Income Fund Class R6 Shares (a)	—	86,726	—	—	2,892	89,618	6,764	469	2,658
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,408	712	—	—	5,555	25,675	371	126	586
JPMorgan Small Cap Value Fund Class R6 Shares (a)	40,527	342	3,530	(733)	14,337	50,943	1,890	342	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	71,761	439	—	—	948	73,148	6,350	439	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	417,080	28,433	40,271	14,525	57,353	477,120	24,928	2,164	26,268
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	157,349	16,793	8,420	5,892	10,536	182,150	2,861	2,276	14,517
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	85,748	118,837	129,975	—	—	74,610	74,610	24	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	198,019	8,060	4,009	464	36,454	238,988	7,518	2,018	6,041
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	37,161	794	—	—	1,178	39,133	3,859	793	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	125,287	21,502	7,772	(523)	26,901	165,395	4,659	3,100	2,409

Total	$4,668,357	$466,232	$338,349	$32,819	$481,877	$5,310,936		$58,697	$102,633

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

Investor Conservative Growth Fund

	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,109,768	$178,804	$—	$—	$(9,616)	$1,278,956	104,065	$14,145	$20,057
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	444,346	85,299	—	—	(692)	528,953	60,660	6,576	8,265
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	33,346	6,926	—	—	3,287	43,559	5,248	725	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	62,166	159	—	—	24,111	86,436	1,964	159	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	44,908	882	—	—	13,993	59,783	2,855	882	—
JPMorgan Equity Income Fund Class R6 Shares (a)	75,542	9,633	—	—	15,467	100,642	5,101	944	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	23,298	3,148	—	—	5,378	31,824	1,160	449	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	68,718	657	51,210	(5,857)	7,874	20,182	2,280	658	—
JPMorgan Government Bond Fund Class R6 Shares (a)	36,072	11,711	—	—	(316)	47,467	4,216	348	63
JPMorgan High Yield Fund Class R6 Shares (a)	93,590	22,033	—	—	7,980	123,603	17,360	2,650	—
JPMorgan Income Fund Class R6 Shares (a)	198,144	43,579	—	—	9,113	250,836	26,600	5,339	286
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	58,859	12,442	—	—	2,097	73,398	6,821	742	—
JPMorgan International Equity Fund Class R6 Shares (a)	25,534	2,637	—	—	5,980	34,151	1,703	438	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	140,275	22,584	—	—	26,487	189,346	9,966	3,621	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	103,858	13,040	13,134	3,568	20,299	127,631	2,044	154	6,086
JPMorgan Large Cap Value Fund Class R6 Shares (a)	36,535	291	—	—	12,079	48,905	2,935	291	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	298,450	81,031	—	—	1,543	381,024	37,355	2,420	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	49,189	11,842	3,395	165	13,578	71,379	6,683	827	2,326
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	33,158	9,253	—	—	6,760	49,171	931	67	4,585
JPMorgan Realty Income Fund Class R6 Shares (a)	—	80,434	—	—	3,200	83,634	6,312	407	2,480
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	10,732	601	—	—	3,099	14,432	208	71	330
JPMorgan Small Cap Value Fund Class R6 Shares (a)	23,208	1,915	—	—	8,596	33,719	1,251	215	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	59,857	18,825	—	—	839	79,521	6,903	425	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	163,061	16,405	—	—	28,447	207,913	10,863	895	11,319
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	86,700	17,386	5,572	1,633	7,087	107,234	1,684	1,340	8,546
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	81,542	188,375	153,954	—	—	115,963	115,963	30	—

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Investor Conservative Growth Fund (continued)
	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	$75,682	$12,266	$—	$—	$14,624	$102,572	3,227	$810	$2,593
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	31,189	9,262	—	—	1,091	41,542	4,097	801	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	69,196	21,512	2,122	(139)	15,717	104,164	2,934	1,920	1,493

Total	$3,536,923	$882,932	$229,387	$(630)	$248,102	$4,437,940		$48,349	$68,429

Investor Growth Fund

	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$244,531	$10,946	$—	$—	$(1,849)	$253,628	20,637	$2,981	$4,084
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	34,127	1,032	—	—	(4)	35,155	4,032	470	562
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,685	252	—	—	1,143	14,080	1,696	252	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	86,521	221	—	—	33,556	120,298	2,733	221	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	64,972	1,277	—	—	20,244	86,493	4,131	1,276	—
JPMorgan Equity Income Fund Class R6 Shares (a)	81,907	13,600	—	—	17,178	112,685	5,711	1,060	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	82,873	1,440	—	—	17,822	102,135	3,723	1,440	—
JPMorgan High Yield Fund Class R6 Shares (a)	56,620	1,419	—	—	4,413	62,452	8,771	1,419	—
JPMorgan Income Fund Class R6 Shares (a)	14,393	2,056	—	—	646	17,095	1,813	371	20
JPMorgan International Equity Fund Class R6 Shares (a)	118,179	1,879	—	—	26,507	146,565	7,310	1,878	—
JPMorgan International Focus Fund Class R6 Shares (a)	87,895	1,166	—	—	20,038	109,099	4,191	1,166	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	224,042	5,126	—	—	38,929	268,097	14,110	5,127	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	382,989	20,756	66,534	18,569	68,732	424,512	6,798	511	20,243
JPMorgan Large Cap Value Fund Class R6 Shares (a)	237,668	28,296	—	—	84,836	350,800	21,056	2,085	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	145,035	8,438	—	—	37,554	191,027	17,886	2,213	6,226
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	50,686	6,364	—	—	10,229	67,279	1,274	92	6,273
JPMorgan Realty Income Fund Class R6 Shares (a)	—	23,318	—	—	878	24,196	1,826	118	718
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	13,476	496	—	—	3,857	17,829	257	88	407
JPMorgan Small Cap Value Fund Class R6 Shares (a)	59,627	529	—	—	21,140	81,296	3,015	530	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	420,147	30,613	3,328	431	72,640	520,503	27,195	2,276	28,337

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

Investor Growth Fund (continued)
	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	$158,097	$17,382	$3,223	$600	$15,676	$188,532	2,961	$2,356	$15,025
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	49,643	75,434	78,523	—	—	46,554	46,554	15	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	185,993	7,686	—	—	34,817	228,496	7,188	1,910	5,776
JPMorgan Value Advantage Fund Class R6 Shares (a)	80,959	19,688	—	—	17,775	118,422	3,336	2,183	1,697

Total	$2,893,065	$279,414	$151,608	$19,600	$546,757	$3,587,228		$32,038	$89,368

Investor Growth & Income Fund

	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$488,800	$27,575	$—	$—	$(3,720)	$512,655	41,713	$5,969	$8,189
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	178,529	11,086	—	—	(57)	189,558	21,738	2,475	2,986
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,905	276	—	—	1,253	15,434	1,860	276	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	76,698	183	6,634	1,481	27,336	99,064	2,250	182	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	57,707	1,133	—	—	17,980	76,820	3,669	1,134	—
JPMorgan Equity Income Fund Class R6 Shares (a)	96,196	6,157	1,793	28	19,277	119,865	6,075	1,184	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	61,298	1,065	—	—	13,182	75,545	2,754	1,065	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	28,641	280	21,338	(1,533)	2,378	8,428	952	279	—
JPMorgan High Yield Fund Class R6 Shares (a)	86,524	5,595	—	—	6,877	98,996	13,904	2,235	—
JPMorgan Income Fund Class R6 Shares (a)	92,158	14,849	—	—	4,152	111,159	11,788	2,426	130
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	33,920	394	—	—	1,113	35,427	3,292	394	—
JPMorgan International Equity Fund Class R6 Shares (a)	70,614	1,122	—	—	15,838	87,574	4,368	1,122	—
JPMorgan International Focus Fund Class R6 Shares (a)	43,930	583	—	—	10,015	54,528	2,095	583	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	185,069	4,236	—	—	32,157	221,462	11,656	4,235	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	305,298	16,810	47,819	12,873	56,669	343,831	5,506	414	16,396
JPMorgan Large Cap Value Fund Class R6 Shares (a)	144,690	13,446	—	—	50,796	208,932	12,541	1,242	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	48,554	8,785	—	—	244	57,583	5,645	375	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	119,601	6,678	5,857	45	30,690	151,157	14,153	1,751	4,926

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Investor Growth & Income Fund (continued)
	For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	$41,735	$4,715	$4,994	$2,054	$6,324	$49,834	944	$68	$4,647
JPMorgan Realty Income Fund Class R6 Shares (a)	—	46,551	—	—	1,734	48,285	3,644	269	1,432
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	12,828	471	—	—	3,672	16,971	245	84	387
JPMorgan Small Cap Value Fund Class R6 Shares (a)	47,522	422	—	—	16,849	64,793	2,403	422	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	24,041	146	—	—	318	24,505	2,127	147	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	334,653	24,241	4,976	704	57,432	412,054	21,528	1,808	22,433
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	99,637	10,512	8,339	1,216	9,190	112,216	1,762	1,425	9,088
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	54,957	80,796	63,883	—	—	71,870	71,870	17	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	189,258	7,770	5,245	157	35,160	227,100	7,144	1,937	5,833
JPMorgan Value Advantage Fund Class R6 Shares (a)	97,001	13,295	7,305	(489)	20,467	122,969	3,464	2,301	1,787

Total	$3,033,764	$309,172	$178,183	$16,536	$437,326	$3,618,615		$35,819	$78,234

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
Investor Balanced Fund
Transfer agency fees	$159	$13	$9	$—	(a)	$181
Investor Conservative Growth Fund
Transfer agency fees	82	12	17	—	(a)	111
Investor Growth Fund
Transfer agency fees	280	14	16	2		312
Investor Growth & Income Fund
Transfer agency fees	206	8	9	—	(a)	223

(a)	Amount rounds to less than one thousand.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Investor Conservative Growth Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

G. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a fee for these services.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$131	$—	(a)
Investor Conservative Growth Fund	101	—	(a)
Investor Growth Fund	93	2
Investor Growth & Income Fund	71	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Investor Balanced Fund	0.25%	0.25%	0.25%
Investor Conservative Growth Fund	0.25	0.25	0.25
Investor Growth Fund	0.25	0.25	0.25
Investor Growth & Income Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R6
Investor Balanced Fund	n/a	(1)	n/a	(2)	n/a	(2)	n/a	(2)
Investor Conservative Growth Fund	n/a	(1)	n/a	(2)	n/a	(2)	n/a	(2)
Investor Growth Fund	0.55		n/a	(2)	n/a	(2)	n/a	(2)
Investor Growth & Income Fund	0.55		n/a	(2)	n/a	(2)	n/a	(2)

(1)

Effective November 1, 2020, the contractual expense limitation for Class A Shares of the Investor Balanced Fund and the Investor Conservative Growth Fund expired. Prior to November 1, 2020, the contractual expense limitation for the Funds was 0.55% for Class A Shares.

(2)

Effective November 1, 2020, the contractual expense limitation for Class C, Class I and Class R6 Shares expired. Prior to November 1, 2020, the contractual expense limitation was 1.10%, 0.30% and 0.15% for Class C, Class I and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C and Class I Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C and Class I Shares. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$2	$363	$365
Investor Conservative Growth Fund	2	238	240
Investor Growth Fund	1	611	612
Investor Growth & Income Fund	1	527	528

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Investor Balanced Fund	$46
Investor Conservative Growth Fund	54
Investor Growth Fund	29
Investor Growth & Income Fund	33

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$347,399	$208,376
Investor Conservative Growth Fund	694,558	75,433
Investor Growth Fund	203,978	73,084
Investor Growth & Income Fund	228,375	114,299

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,153,623	$1,158,989	$1,676	$1,157,313
Investor Conservative Growth Fund	3,796,824	642,559	1,443	641,116
Investor Growth Fund	2,476,789	1,110,439	—	1,110,439
Investor Growth & Income Fund	2,638,451	980,753	589	980,164

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Fund deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Investor Growth Fund	$447	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	74.0%	1	12.0%
Investor Conservative Growth Fund	1	69.7	1	10.6
Investor Growth Fund	1	56.7	1	16.4
Investor Growth & Income Fund	1	62.1	1	17.8

As of December 31, 2020, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Market Expansion Enhanced Index Fund	62.2%
JPMorgan Europe Dynamic Fund	55.3
JPMorgan Limited Duration Bond Fund	46.3
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	45.8
JPMorgan Large Cap Value Fund	44.8
JPMorgan Small Cap Value Fund	18.9
JPMorgan International Research Enhanced Equity Fund	18.1
JPMorgan U.S. Research Enhanced Equity Fund	16.2
JPMorgan Emerging Markets Debt Fund	14.3
JPMorgan Inflation Managed Bond Fund	12.9
JPMorgan Realty Income Fund	12.4
JPMorgan International Equity Fund	10.4

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield (commonly known as “junk bonds”), asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as applicable.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020 and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$1,142.10	$3.02	0.56%
Hypothetical	1,000.00	1,022.38	2.85	0.56
Class C
Actual	1,000.00	1,139.00	5.77	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class I
Actual	1,000.00	1,143.90	1.68	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31
Class R6
Actual	1,000.00	1,145.30	0.38	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,094.20	2.90	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class C
Actual	1,000.00	1,090.90	5.64	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class I
Actual	1,000.00	1,095.80	1.64	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31
Class R6
Actual	1,000.00	1,097.10	0.37	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,233.90	$3.10	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class C
Actual	1,000.00	1,230.70	6.07	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class I
Actual	1,000.00	1,235.40	1.75	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31
Class R6
Actual	1,000.00	1,236.80	0.56	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10

JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,184.10	3.03	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class C
Actual	1,000.00	1,180.50	5.88	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class I
Actual	1,000.00	1,185.30	1.71	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31
Class R6
Actual	1,000.00	1,187.40	0.39	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and /or Underlying Funds as well as a risk/return assessment of certain Funds, as compared to the Funds’ and /or Underlying

Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or

Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Funds and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems,

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by

Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three, and five-year periods ended December 31, 2019, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, second and first quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group, and in the third quintile based upon the Universe, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Investor Conservative Growth Fund’s performance for Class A shares was in the fourth, third and third quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for the Class I shares was in the second, first and second quintiles

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Investor Growth Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and second quintiles based upon the Peer Group, and in the third, third and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group and in the third quintile based upon the Universe, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Investor Growth & Income Fund’s performance for Class A shares was in the fourth, fourth and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the third, second and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for the Class R6 shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and/or Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for Class A shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for Class A shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles, based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

48	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2020, the Funds elected to pass through to shareholders taxes paid to foreign countries. Income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Investor Balanced Fund	$9,792	$973
JPMorgan Investor Conservative Growth Fund	4,538	462
JPMorgan Investor Growth Fund	9,612	1,038
JPMorgan Investor Growth & Income Fund	7,278	741

DECEMBER 31, 2020	J.P. MORGAN INVESTOR FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-INV-1220

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 5, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 5, 2021